Prospectus
                                                                February 1, 2003

Seligman
Municipal Funds

Seeking Income Exempt From Regular Income Tax


..  Seligman Municipal Fund Series, Inc.

..  Seligman Municipal Series Trust

..  Seligman New Jersey Municipal Fund, Inc.

..  Seligman Pennsylvania Municipal Fund Series












The Securities and Exchange Commission has neither approved nor disapproved these Funds, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in these Funds or any other fund cannot provide a complete investment program. The suitability of an investment in a Fund should be evaluated based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals, and time horizons. We recommend that you consult your financial advisor to determine if one or more of these Funds is suitable for you.

                                   Managed by

                                     [LOGO]

                             J.& W. Seligman & Co.
                                  Incorporated
                                Established 1864

Table of Contents

The Funds

A discussion of the investment strategies, risks, performance and expenses of the Funds.
    Overview of the Funds 1
    National Fund 4
    California High-Yield Fund 6
    California Quality Fund 8
    Colorado Fund 10
    Florida Fund 12
    Georgia Fund 14
    Louisiana Fund 16
    Maryland Fund 18
    Massachusetts Fund 20
    Michigan Fund 22
    Minnesota Fund 24
    Missouri Fund 26
    New Jersey Fund 28
    New York Fund 30
    North Carolina Fund 32
    Ohio Fund 34
    Oregon Fund 36
    Pennsylvania Fund 38
    South Carolina Fund 40
    Management of the Funds 42

Shareholder Information
    Deciding Which Class of Shares to Buy 43
    Pricing of Fund Shares 45
    Opening Your Account 45
    How to Buy Additional Shares 46
    How to Exchange Shares Among the Seligman Mutual Funds 46
    How to Sell Shares 47
    Important Policies That May Affect Your Account 48
    Dividends and Capital Gain Distributions 49
    Taxes 49
Financial Highlights 50
How to Contact Us 69
For More Information back cover
times change ... values endure

The Funds

OVERVIEW OF THE FUNDS

This Prospectus contains information about four separate funds, which together offer 19 investment options:

Seligman Municipal Fund Series, Inc. offers the following 13 Funds:

National Fund  Massachusetts Fund New York Fund
Colorado Fund  Michigan Fund      Ohio Fund
Georgia Fund   Minnesota Fund     Oregon Fund
Louisiana Fund Missouri Fund      South Carolina Fund
Maryland Fund

Seligman Municipal Series Trust offers the following four Funds:

California High-Yield Fund Florida Fund
California Quality Fund    North Carolina Fund

Seligman New Jersey Municipal Fund, Inc. (New Jersey Fund)

Seligman Pennsylvania Municipal Fund Series (Pennsylvania Fund)

INVESTMENT OBJECTIVES
Each Fund has its own investment objective. You should read the discussion of a particular Fund, in addition to the information below, before making an investment decision about that Fund.

The Seligman Municipal Funds seek to provide income exempt from regular federal income taxes and, as applicable, regular state and local personal income taxes.

The Funds are managed for total return, which means, in addition to income considerations, the Funds (except the Pennsylvania Fund) look to enhance portfolio returns by pursuing opportunities for capital appreciation. The Pennsylvania Fund does not pursue capital appreciation as one of its objectives. At all times, safety of principal is a primary concern of all of the Funds. However, there is no guarantee that the Funds will achieve their objectives.

PRINCIPAL INVESTMENT STRATEGIES
Each Fund also has its own investment strategies and risks.

Each Fund normally invests at least 80% of its net assets in municipal securities that pay interest that is exempt from regular federal income taxes and (except the National Fund) regular personal income taxes in its respective state. This principal investment strategy is fundamental and may be changed only with shareholder approval. Income may be subject to the federal alternative minimum tax and, where applicable, state alternative minimum tax.

--------------------------------------------------------------------------------
  Alternative Minimum Tax (AMT):
  A tax imposed on certain types of income to ensure
  that all taxpayers pay at least a minimum amount of taxes.
--------------------------------------------------------------------------------

Municipal securities are issued by state and local governments, their agencies and authorities, as well as territories and possessions of the United States, and the District of Columbia. Municipal securities are issued to obtain funds to finance various public or private projects, to meet general expenses, and to refinance outstanding debt.

The Funds use a top-down method of selecting securities to purchase. This means the investment manager analyzes the current interest rate environment and trends in the municipal market to formulate investment strategies before selecting individual securities for each Fund. The investment manager determines the appropriate cash positions, quality parameters, market sectors, and bond duration, and then uses in-depth credit analysis to evaluate individual securities considered for purchase.

Portfolio holdings are continually monitored to identify securities which should be sold as a result of a deterioration in credit quality. A Fund may also sell a security when there is a better investment opportunity available in the market.

The Funds (except the California High-Yield Fund) will purchase only investment-grade municipal securities, defined as those issues rated in the four highest rating categories by independent rating agencies at the time of purchase. The Funds may also purchase non-rated securities if, based on credit analysis, the investment manager believes that they are of comparable quality to investment-grade securities.

Under normal market conditions, the Funds will invest in longer maturity bonds (typically, bonds with maturities in excess of ten years). However, a Fund may shorten or lengthen maturities to achieve its objective.

A Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent that Fund from achieving its objective.

A Fund's investment objective may be changed only with shareholder approval. Except as otherwise noted, the principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund's Board of Directors.

PRINCIPAL RISKS
Below is a description of investment risks that apply to the Funds. More specific risks that apply to individual Funds are included in the individual Fund descriptions in the pages that follow.

The value of your investment in a Fund will fluctuate with fluctuations in the value of the Fund's investment portfolio. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

The principal factors that may affect the value of a Fund's portfolio are changes in interest rates and the credit worthiness of a Fund's portfolio holdings, as described below:

   Interest rate risk. Changes in market interest rates will affect the value of securities held by a Fund's investment portfolio. Generally, the market value of a municipal bond moves in the opposite direction of interest rates: the market value decreases when interest rates rise and increases when interest rates decline. A Fund's net asset value per share moves in the same direction as the market value of the Fund's securities holdings. Therefore, if interest rates rise, you should expect a Fund's net asset value per share to fall, and if interest rates decline, you should expect a Fund's net asset value to rise.

   Additionally, longer maturity bonds, like those held by the Funds, are generally more sensitive to changes in interest rates. Each Fund's strategy of investing in longer maturity bonds could subject its portfolio holdings to a greater degree of market price volatility.

   In a declining interest rate environment, portfolio holdings that are close to maturity or are subject to call by the issuer may be disadvantageous to a Fund. Proceeds of matured or called bonds may be reinvested at lower yields, which could affect the level of income a Fund generates.

   Credit risk. A municipal bond issue could deteriorate in quality to such an extent that its rating is downgraded or its market value declines relative to comparable municipal securities. Many states and municipalities are currently facing budget shortfalls and other problems as a result of the recent economic downturn. The failure to address these problems in a satisfactory manner could affect a state's or municipality's credit quality and result in downgrading or a decline in a security's market value. Credit risk also includes the risk that an issuer of a municipal bond would be unable to make interest and principal payments. Further, revenue bonds held by a Fund may be downgraded or may default on payment if revenues from their underlying facilities decline. If a Fund holds securities that have been downgraded, or that default on payment, its performance could be negatively affected.

   The investment manager seeks to minimize the credit risk inherent in municipal securities by performing its own in-depth credit analysis on every municipal security before purchase and by continuing to monitor all securities while they remain in each Fund's portfolio. Each Fund may purchase municipal bonds that are insured as to the payment of principal and interest. However, the Funds view insurance as an enhancement of quality, not as a substitute for it. A Fund will not purchase a bond unless the investment manager approves the underlying credit.

The Funds are also subject to the following risks:

   Concentration risk. Each Fund (except the National Fund) invests in municipal securities issued by a single state and its municipalities. Specific events or factors affecting a particular state may have an impact on the municipal securities of that state without affecting the municipal market in general. These factors may include state or local legislation or policy changes, economic factors, natural disasters and the possibility of credit problems. The Funds seek to minimize this risk by diversifying investments within the state. In addition, each Fund is subject to certain investment restrictions limiting the amount of its assets that can be invested in the securities of a single issuer.

   Market risk. At times, market conditions could result in a lack of liquidity. The municipal market is an over-the-counter market, which means that the Funds purchase and sell portfolio holdings through municipal bond dealers. A Fund's ability to sell securities held in its portfolio is dependent on the willingness and ability of market participants to provide bids that reflect current market levels. Adverse market conditions could result in a lack of liquidity by reducing the number of ready buyers. Lower-rated securities may be less liquid than higher-rated securities. Further, if certain securities or market sectors represented in a Fund's portfolio do not perform as expected, that Fund's net asset value may decline.

An investment in any of the Funds is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PAST PERFORMANCE
Each Fund offers three Classes of shares. The performance information presented for each Fund provides some indication of the risks of investing in that Fund by showing how the performance of Class A shares has varied year to year, as well as how the performance of each Class compares to the Lehman Brothers Municipal Bond Index, a widely-used measure of municipal bond performance. Although each Fund's fiscal year ends on September 30, the performance information is provided on a calendar year basis to assist you in comparing the returns of the Funds with the returns of other mutual funds. How a Fund has performed in the past, before and after taxes, however, is not necessarily an indication of how the Fund will perform in the future. Total returns will vary among each Fund's Classes due to their different fees and expenses.

FEES AND EXPENSES
The fees and expenses table provided for each Fund summarizes the fees and expenses that you may pay as a shareholder of a Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from a Fund's assets and are therefore paid indirectly by you and other Fund shareholders.

Accompanying each Fund's fee and expense table is an example intended to help you compare the expenses of investing in that Fund with the expenses of investing in other mutual funds.

                   Discussions of each Fund begin on page 4.

NATIONAL FUND

INVESTMENT OBJECTIVE
The National Fund seeks to maximize income exempt from regular federal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES
The National Fund uses the following investment strategies to pursue its investment objective:

The National Fund invests at least 80% of its net assets in municipal securities of states, territories, and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, and instrumentalities that are rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS
In respect of the National Fund's risks, please refer to the "Principal Risks" section on pages 2 and 3 of this Prospectus.

PAST PERFORMANCE
The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table beside the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

NATIONAL FUND

                         Class A Annual Total Returns
                                Calendar Years


                                    [CHART]

  93       94       95      96      97      98      99       00      01    02
------   ------   ------  -----   ------  -----   ------   ------  -----  -----
14.10%   -9.95%   20.10%  3.33%   10.38%  5.66%   -5.24%   12.33%  3.53%  6.65%

Best calendar quarter return: 8.25% - quarter ended 3/31/95.
Worst calendar quarter return: -8.20% - quarter ended 3/31/94.

             Average Annual Total Returns--Periods Ended 12/31/02

                                     CLASS C    CLASS D
                                      SINCE      SINCE
                  ONE   FIVE   TEN  INCEPTION  INCEPTION
                  YEAR  YEARS YEARS  5/27/99    2/1/94
                  ----  ----- ----- ---------  ---------
Class A
  Return before
   taxes          1.59% 3.41% 5.22%     n/a       n/a
  Return after
   taxes on
   distributions  1.59  3.41  5.04      n/a       n/a
  Return after
   taxes on
   distributions
   and sale of
   Fund shares    2.71  3.64  5.09      n/a       n/a
Class C           3.76   n/a   n/a     3.34%      n/a
Class D           4.82  3.51   n/a      n/a      3.83%
Lehman Brothers
 Municipal Bond
 Index            9.60  6.06  6.71     6.51(1)   6.03(2)

  The Lehman Brothers Municipal Bond Index (Lehman Index) is an unmanaged index that does not reflect any fees, sales charges or taxes. The Lehman Index does not reflect state-specific bond market performance.
(1) From 5/31/99.
(2) From 1/31/94.

FEES AND EXPENSES

Shareholder Fees               Class A    Class C Class D
----------------              -------     ------- -------
Maximum Sales Charge (Load)..  4.75%          2%      1%
 Maximum Sales Charge (Load)
   on Purchases (as a % of
   offering price)...........  4.75%/(1)/     1%    none
 Maximum Contingent Deferred
   Sales Charge (Load) (CDSC)
   on Redemptions (as a % of
   original purchase price or
   current net asset value,
   whichever is less)........   none/(1)/     1%      1%

Annual Fund Operating Expenses
------------------------------
(as a percentage of average net assets)
Management Fees..............   .50%        .50%    .50%
Distribution and/or
  Service (12b-1) Fees.......   .10%       1.00%   1.00%
Other Expenses...............   .29%        .29%    .29%
                               -----       -----   -----
Total Annual Fund Operating
  Expenses...................   .89%       1.79%   1.79%
                               =====       =====   =====

/(1)/ If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.


Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

            1 Year     3 Years     5 Years     10 Years
            ------     -------     -------     --------
Class A      $562       $745       $  945       $1,519
Class C       379        658        1,060        2,184
Class D       282        563          970        2,105

If you did not sell your shares at the end of each period, your costs would be:

            1 Year     3 Years     5 Years     10 Years
            ------     -------     -------     --------
Class A      $562       $745       $  945       $1,519
Class C       280        658        1,060        2,184
Class D       182        563          970        2,105

CALIFORNIA HIGH-YIELD FUND

INVESTMENT OBJECTIVE
The California High-Yield Fund seeks the maximum income exempt from regular federal income taxes and from the personal income taxes of California consistent with preservation of capital and with consideration given to capital gain.

PRINCIPAL INVESTMENT STRATEGIES
The California High-Yield Fund uses the following investment strategies to pursue its investment objective:

The California High-Yield Fund invests at least 80% of its net assets in California municipal securities that are within any rating category, including securities rated below investment-grade or securities that are not rated.

In selecting securities to purchase, the investment manager may consider the current market conditions, the availability of lower-rated securities, and whether lower-rated securities offer yields high enough relative to yields on investment-grade securities to justify their higher risk.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS
In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the California High-Yield Fund is subject to the following risks:

.. Because the Fund invests primarily in the securities of California issuers, its performance may be affected by local, state, and regional factors including the possibility of credit problems, such as those resulting from the deregulation of electricity markets in 2001 and the 1994 bankruptcy of Orange County.

.. Because the Fund may invest in non-investment-grade bonds, it is subject to greater risk of loss of principal than funds that invest in higher-rated investment-grade bonds. The Fund may pay higher yields than funds that invest in investment-grade bonds, but at the same time, may experience greater volatility.

PAST PERFORMANCE
The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table beside the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

California High-Yield Fund

                         Class A Annual Total Returns
                                Calendar Years

                                    [CHART]

  93       94       95      96      97      98      99       00      01    02
-----    ------  ------    -----  -----    -----  ------  ------   -----  -----
9.91%    -2.79%  14.55%    5.52%  8.72%    6.18%  -5.26%  14.40%   4.60%  7.02%

Best calendar quarter return: 6.48% - quarter ended 3/31/95.
Worst calendar quarter return: -2.34% - quarter ended 12/31/99.

             Average Annual Total Returns--Periods Ended 12/31/02

                                       CLASS C   CLASS D
                                        SINCE     SINCE
                   ONE    FIVE   TEN  INCEPTION INCEPTION
                   YEAR   YEARS YEARS  5/27/99   2/1/94
                  ------  ----- ----- --------- ---------
Class A
  Return before
   taxes            1.98% 4.18% 5.58%    n/a       n/a
  Return after
   taxes on
   distributions    1.84  4.08  5.43     n/a       n/a
  Return after
   taxes on
   distributions
   and sale of
   Fund shares      2.90  4.24  5.45     n/a       n/a
Class C             3.79   n/a   n/a    4.12%      n/a
Class D             4.91  4.22   n/a     n/a      4.67%
Lehman Brothers
 Municipal Bond
 Index              9.60  6.06  6.71    6.51(1)   6.03(2)

  The Lehman Brothers Municipal Bond Index (Lehman Index) is an unmanaged index that does not reflect any fees, sales charges or taxes. The Lehman Index does not reflect state-specific bond market performance.
(1) From 5/31/99.
(2) From 1/31/94.

FEES AND EXPENSES

           Shareholder Fees               Class A    Class C Class D
           ----------------              -------     ------- -------
           Maximum Sales Charge (Load)..  4.75%          2%      1%
            Maximum Sales Charge (Load)
              on Purchases (as a % of
              offering price)...........  4.75%/(1)/     1%    none
            Maximum Contingent Deferred
              Sales Charge (Load) (CDSC)
              on Redemptions (as a % of
              original purchase price or
              current net asset value,
              whichever is less)........   none/(1)/     1%      1%

           Annual Fund Operating Expenses*
           -------------------------------
           (as a percentage of average net assets)
           Management Fees..............   .50%        .50%    .50%
           Distribution and/or
             Service (12b-1) Fees.......   .10%       1.00%   1.00%
           Other Expenses...............   .34%        .34%    .34%
                                          -----       -----   -----
           Total Annual Fund Operating
             Expenses...................   .94%       1.84%   1.84%
                                          =====       =====   =====

/(1)/ If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.
* Amounts do not reflect the effect of the voluntary expense reimbursement.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                1 Year     3 Years     5 Years     10 Years
                                ------     -------     -------     --------
                    Class A      $566       $760       $  970       $1,575
                    Class C       384        673        1,086        2,237
                    Class D       287        579          995        2,159

                    If you did not sell your shares at the end of each period, your costs would be:

                                1 Year     3 Years     5 Years     10 Years
                                ------     -------     -------     --------
                    Class A      $566       $760       $  970       $1,575
                    Class C       285        673        1,086        2,237
                    Class D       187        579          995        2,159

CALIFORNIA QUALITY FUND

INVESTMENT OBJECTIVE
The California Quality Fund seeks high income exempt from regular federal income taxes and from the personal income taxes of California consistent with preservation of capital and with consideration given to capital gain.

PRINCIPAL INVESTMENT STRATEGIES
The California Quality Fund uses the following investment strategies to pursue its investment objective:

The California Quality Fund invests at least 80% of its net assets in California municipal securities that are within the three highest ratings of Moody's Investors Service (Moody's) (Aaa, Aa, or A) or Standard & Poor's Ratings Services (S&P) (AAA, AA, or A) on the date of purchase.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS
In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the California Quality Fund is subject to the following risk:

.. Because the Fund invests primarily in the securities of California issuers, its performance may be affected by local, state, and regional factors. These may include state or local legislation or policy changes, economic factors, natural disasters, and the possibility of credit problems, such as those resulting from the deregulation of electricity markets in 2001 and the 1994 bankruptcy of Orange County.

PAST PERFORMANCE
The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table beside the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

CALIFORNIA QUALITY FUND


                         Class A Annual Total Returns
                                Calendar Years

                                    [CHART]

  93      94      95     96     97     98      99      00     01      02
------  ------  ------  -----  -----  -----  ------  ------  -----  -----
12.61%  -8.30%  19.79%  3.91%  8.80%  6.26%  -6.10%  16.27%  4.34%  7.16%

Best calendar quarter return: 8.97% - quarter ended 3/31/95.
Worst calendar quarter return: -6.63% - quarter ended 3/31/94.

             Average Annual Total Returns--Periods Ended 12/31/02

                                     CLASS C   CLASS D
                                      SINCE     SINCE
                  ONE   FIVE   TEN  INCEPTION INCEPTION
                  YEAR  YEARS YEARS  5/27/99   2/1/94
                  ----  ----- ----- --------- ---------
Class A
  Return before
   taxes          2.00% 4.32% 5.60%    n/a       n/a
  Return after
   taxes on
   distributions  2.00  4.09  5.37     n/a       n/a
  Return after
   taxes on
   distributions
   and sale of
   Fund shares    2.80  4.29  5.39     n/a       n/a
Class C           3.97   n/a   n/a    4.58%      n/a
Class D           5.05  4.41   n/a     n/a      4.39%
Lehman Brothers
 Municipal Bond
 Index            9.60  6.06  6.71    6.51(1)   6.03(2)

  The Lehman Brothers Municipal Bond Index (Lehman Index) is an unmanaged index that does not reflect any fees, sales charges or taxes. The Lehman Index does not reflect state-specific bond market performance.
(1) From 5/31/99.
(2) From 1/31/94.

FEES AND EXPENSES

           Shareholder Fees               Class A    Class C Class D
           ----------------              -------     ------- -------
           Maximum Sales Charge (Load)..  4.75%          2%      1%
            Maximum Sales Charge (Load)
              on Purchases (as a % of
              offering price)...........  4.75%/(1)/     1%    none
            Maximum Contingent Deferred
              Sales Charge (Load) (CDSC)
              on Redemptions (as a % of
              original purchase price or
              current net asset value,
              whichever is less)........   none/(1)/     1%      1%

           Annual Fund Operating Expenses
           ------------------------------
           (as a percentage of average net assets)
           Management Fees..............   .50%        .50%    .50%
           Distribution and/or
             Service (12b-1) Fees.......   .10%       1.00%   1.00%
           Other Expenses...............   .27%        .27%    .27%
                                          -----       -----   -----
           Total Annual Fund Operating
             Expenses...................   .87%       1.77%   1.77%
                                          =====       =====   =====

/(1)/ If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                1 Year     3 Years     5 Years     10 Years
                                ------     -------     -------     --------
                    Class A      $560       $739       $  934       $1,497
                    Class C       377        652        1,050        2,163
                    Class D       280        557          959        2,084

                    If you did not sell your shares at the end of each period, your costs would be:

                                1 Year     3 Years     5 Years     10 Years
                                ------     -------     -------     --------
                    Class A      $560       $739       $  934       $1,497
                    Class C       278        652        1,050        2,163
                    Class D       180        557          959        2,084

COLORADO FUND

INVESTMENT OBJECTIVE
The Colorado Fund seeks to maximize income exempt from regular federal income taxes and from Colorado personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES
The Colorado Fund uses the following investment strategies to pursue its investment objective:

The Colorado Fund invests at least 80% of its net assets in Colorado municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS
In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Colorado Fund is subject to the following risks:

.. Because the Fund invests primarily in securities of Colorado issuers, the Fund's performance may be affected by state or local legislation or policy changes, terrorist attacks, the construction downturn, weakness in the technology and telecom industries, the bankruptcy of United Airlines and other economic factors.

.. Due to the current economic condition in the State, together with the State's constitutionally mandated inability to increase taxes or retain prior years' surplus revenues without voter approval, the State of Colorado has to significantly reduce its expenditures in order to balance its budget for the current fiscal year. Local governments and state agencies and other instrumentalities may be adversely affected by the legislature's spending decisions. In addition, some local governments in Colorado, especially those which rely heavily on sales tax revenues, are also facing budget deficits. Colorado's constitutional and statutory restrictions on spending and taxes may adversely affect the ability of state and local governments to provide their necessary services.

PAST PERFORMANCE
The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table beside the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and beside the chart do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

COLORADO FUND


                         Class A Annual Total Returns
                                Calendar Years

                                    [CHART]

  93      94      95      96     97     98     99      00     01     02
------  ------  ------  -----  -----  -----  ------  ------  -----  -----
11.11%  -5.13%  13.96%  3.39%  7.52%  5.80%  -5.26%  12.92%  5.22%  7.66%

Best calendar quarter return: 6.34% - quarter ended 3/31/95.
Worst calendar quarter return: -4.87% - quarter ended 3/31/94.

             Average Annual Total Returns--Periods Ended 12/31/02

                                     CLASS C   CLASS D
                                      SINCE     SINCE
                  ONE   FIVE   TEN  INCEPTION INCEPTION
                  YEAR  YEARS YEARS  5/27/99   2/1/94
                  ----  ----- ----- --------- ---------
Class A
  Return before
   taxes          2.50% 4.09% 5.00%    n/a       n/a
  Return after
   taxes on
   distributions  2.47  4.05  4.95     n/a       n/a
  Return after
   taxes on
   distributions
   and sale of
   Fund shares    3.15  4.15  4.95     n/a       n/a
Class C           4.68   n/a   n/a    4.11%      n/a
Class D           5.68  4.16   n/a     n/a      3.86%
Lehman Brothers
 Municipal Bond
 Index            9.60  6.06  6.71    6.51(1)   6.03(2)

  The Lehman Brothers Municipal Bond Index (Lehman Index) is an unmanaged index that does not reflect any fees, sales charges or taxes. The Lehman Index does not reflect state-specific bond market performance.
(1) From 5/31/99.
(2) From 1/31/94

FEES AND EXPENSES

           Shareholder Fees               Class A    Class C Class D
           ----------------              -------     ------- -------
           Maximum Sales Charge (Load)..  4.75%          2%      1%
            Maximum Sales Charge (Load)
              on Purchases (as a % of
              offering price)...........  4.75%/(1)/     1%    none
            Maximum Contingent Deferred
              Sales Charge (Load) (CDSC)
              on Redemptions (as a % of
              original purchase price or
              current net asset value,
              whichever is less)........   none/(1)/     1%      1%

           Annual Fund Operating Expenses
           ------------------------------
           (as a percentage of average net assets)
           Management Fees..............   .50%        .50%    .50%
           Distribution and/or
             Service (12b-1) Fees.......   .10%       1.00%   1.00%
           Other Expenses...............   .36%        .36%    .36%
                                          -----       -----   -----
           Total Annual Fund Operating
             Expenses...................   .96%       1.86%   1.86%
                                          =====       =====   =====

/(1)/ If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                1 Year     3 Years     5 Years     10 Years
                                ------     -------     -------     --------
                    Class A      $568       $766       $  981       $1,597
                    Class C       386        679        1,096        2,258
                    Class D       289        585        1,006        2,180

                    If you did not sell your shares at the end of each period, your costs would be:

                                1 Year     3 Years     5 Years     10 Years
                                ------     -------     -------     --------
                    Class A      $568       $766       $  981       $1,597
                    Class C       287        679        1,096        2,258
                    Class D       189        585        1,006        2,180

FLORIDA FUND

INVESTMENT OBJECTIVE
The Florida Fund seeks high income exempt from regular federal income taxes consistent with preservation of capital and with consideration given to capital gain.

PRINCIPAL INVESTMENT STRATEGIES
The Florida Fund uses the following investment strategies to pursue its investment objective:

The Florida Fund invests at least 80% of its net assets in Florida municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS
In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Florida Fund is subject to the following risks:

.. The lack of an income tax in Florida exposes total tax collections to more volatility than would otherwise be the case and, in the event of an economic downturn, could affect the State's ability to pay principal and interest in a timely manner.

.. Florida's economy may be affected by foreign trade, crop failures, and severe weather conditions and is sensitive to the trends in the tourism and construction industries.

PAST PERFORMANCE
The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table beside the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

FLORIDA FUND


                         Class A Annual Total Returns
                                Calendar Years

                                    [CHART]

  93      94      95      96     97     98     99      00     01     02
------  ------  ------  -----  -----  -----  ------  ------  -----  -----
13.52%  -5.52%  16.67%  2.76%  9.33%  5.67%  -4.89%  14.41%  4.15%  7.67%

Best calendar quarter return: 7.00% - quarter ended 3/31/95.
Worst calendar quarter return: -5.99% - quarter ended 3/31/94.

             Average Annual Total Returns--Periods Ended 12/31/02

                                           CLASS C   CLASS D
                                            SINCE     SINCE
                  ONE     FIVE     TEN    INCEPTION INCEPTION
                  YEAR    YEARS   YEARS    5/27/99   2/1/94
                  ----    -----   -----   --------- ---------
Class A
  Return before
   taxes          2.51%   4.25%   5.63%      n/a       n/a
  Return after
   taxes on
   distributions  2.48    4.17    5.45       n/a       n/a
  Return after
   taxes on
   distributions
   and sale of
   Fund shares    3.17    4.27    5.42       n/a       n/a
Class C           4.64     n/a     n/a      4.56%      n/a
Class D           5.72    4.47     n/a       n/a      4.51%
Lehman Brothers
 Municipal Bond
 Index            9.60    6.06    6.71      6.51(1)   6.03(2)

  The Lehman Brothers Municipal Bond Index (Lehman Index) is an unmanaged index that does not reflect any fees, sales charges or taxes. The Lehman Index does not reflect state-specific bond market performance.
(1) From 5/31/99.
(2) From 1/31/94.

FEES AND EXPENSES

           Shareholder Fees               Class A    Class C Class D
           ----------------              -------     ------- -------
           Maximum Sales Charge (Load)..  4.75%          2%      1%
            Maximum Sales Charge (Load)
              on Purchases (as a % of
              offering price)...........  4.75%/(1)/     1%    none
            Maximum Contingent Deferred
              Sales Charge (Load) (CDSC)
              on Redemptions (as a % of
              original purchase price or
              current net asset value,
              whichever is less)........   none/(1)/     1%      1%

           Annual Fund Operating Expenses*
           -------------------------------
           (as a percentage of average net assets)
           Management Fees..............   .50%        .50%    .50%
           Distribution and/or
             Service (12b-1) Fees.......   .25%       1.00%   1.00%
           Other Expenses...............   .34%        .34%    .34%
                                          -----       -----   -----
           Total Annual Fund Operating
             Expenses...................  1.09%       1.84%   1.84%
                                          =====       =====   =====

/(1)/ If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.
* Amounts do not reflect the effect of the voluntary expense reimbursement.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                1 Year     3 Years     5 Years     10 Years
                                ------     -------     -------     --------
                    Class A      $581       $805       $1,047       $1,741
                    Class C       384        673        1,086        2,237
                    Class D       287        579          995        2,159

                    If you did not sell your shares at the end of each period, your costs would be:

                                1 Year     3 Years     5 Years     10 Years
                                ------     -------     -------     --------
                    Class A      $581       $805       $1,047       $1,741
                    Class C       285        673        1,086        2,237
                    Class D       187        579          995        2,159

GEORGIA FUND

INVESTMENT OBJECTIVE
The Georgia Fund seeks to maximize income exempt from regular federal income taxes and from Georgia personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES
The Georgia Fund uses the following investment strategies to pursue its investment objective:

The Georgia Fund invests at least 80% of its net assets in Georgia municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS
In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Georgia Fund is subject to the following risks:

.. Georgia's economy will be affected by trends in the services, wholesale and retail trade, manufacturing, transportation and public utilities industries, as these industries, along with government, comprise the largest sources of employment within the State.

PAST PERFORMANCE
The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table beside the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from of losses realized on the sale of Fund shares.

GEORGIA FUND

                         Class A Annual Total Returns
                                Calendar Years

                                    [CHART]

  93      94      95     96      97     98     99      00     01      02
------  ------  ------  -----  -----  -----  ------  ------  -----  ------
12.21%  -7.64%  19.16%  3.86%  9.02%  5.94%  -5.04%  13.49%  3.02%  7.83%

Best calendar quarter return: 7.71% - quarter ended 3/31/95.
Worst calendar quarter return: -6.83% - quarter ended 3/31/94.

             Average Annual Total Returns--Periods Ended 12/31/02

                                     CLASS C   CLASS D
                                      SINCE     SINCE
                  ONE   FIVE   TEN  INCEPTION INCEPTION
                  YEAR  YEARS YEARS  5/27/99   2/1/94
                  ----  ----- ----- --------- ---------
Class A
  Return before
   taxes          2.66% 3.85% 5.38%    n/a       n/a
  Return after
   taxes on
   distributions  2.52  3.68  5.18     n/a       n/a
  Return after
   taxes on
   distributions
   and sale of
   Fund shares    3.32  3.93  5.21     n/a       n/a
Class C           4.77   n/a   n/a    3.80%      n/a
Class D           5.85  3.93   n/a     n/a      4.24%
Lehman Brothers
 Municipal Bond
 Index            9.60  6.06  6.71    6.51(1)   6.03(2)

  The Lehman Brothers Municipal Bond Index (Lehman Index) is an unmanaged index that does not reflect any fees, sales charges or taxes. The Lehman Index does not reflect state-specific bond market performance.
(1) From 5/31/99.
(2) From 1/31/94.

FEES AND EXPENSES

Shareholder Fees               Class A    Class C Class D
----------------              -------     ------- -------
Maximum Sales Charge (Load)..  4.75%          2%      1%
 Maximum Sales Charge (Load)
   on Purchases (as a % of
   offering price)...........  4.75%/(1)/     1%    none
 Maximum Contingent Deferred
   Sales Charge (Load) (CDSC)
   on Redemptions (as a % of
   original purchase price or
   current net asset value,
   whichever is less)........   none/(1)/     1%      1%

Annual Fund Operating Expenses
------------------------------
(as a percentage of average net assets)
Management Fees..............   .50%        .50%    .50%
Distribution and/or
  Service (12b-1) Fees.......   .10%       1.00%   1.00%
Other Expenses...............   .29%        .29%    .29%
                               -----       -----   -----
Total Annual Fund Operating
  Expenses...................   .89%       1.79%   1.79%
                               =====       =====   =====

/(1)/ If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

            1 Year     3 Years     5 Years     10 Years
            ------     -------     -------     --------
Class A      $562       $745       $  945       $1,519
Class C       379        658        1,060        2,184
Class D       282        563          970        2,105

If you did not sell your shares at the end of each period, your costs would be:

            1 Year     3 Years     5 Years     10 Years
            ------     -------     -------     --------
Class A      $562       $745       $  945       $1,519
Class C       280        658        1,060        2,184
Class D       182        563          970        2,105

LOUISIANA FUND

INVESTMENT OBJECTIVE
The Louisiana Fund seeks to maximize income exempt from regular federal income taxes and from Louisiana personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES
The Louisiana Fund uses the following investment strategies to pursue its investment objective:

The Louisiana Fund invests at least 80% of its net assets in Louisiana municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS
In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Louisiana Fund is subject to the following risks:

.. Louisiana's economy is affected by trends in the oil and gas, tourism, and gaming industries within the State.

PAST PERFORMANCE
The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table beside the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

LOUISIANA FUND

                         Class A Annual Total Returns
                                Calendar Years

                                    [CHART]

  93       94     95      96     97     98     99      00     01     02
------  ------  ------  -----  -----  -----  ------  ------  -----  -----
11.45%  -5.89%  17.10%  3.49%  8.45%  5.93%  -4.62%  12.70%  4.20%  8.50%

Best calendar quarter return: 6.57% - quarter ended 3/31/95.
Worst calendar quarter return: -5.38% - quarter ended 3/31/94.

             Average Annual Total Returns--Periods Ended 12/31/02

                                       CLASS C   CLASS D
                                        SINCE     SINCE
                   ONE    FIVE   TEN  INCEPTION INCEPTION
                   YEAR   YEARS YEARS  5/27/99   2/1/94
                  ------  ----- ----- --------- ---------
Class A
  Return before
   taxes            3.34% 4.16% 5.39%    n/a       n/a
  Return after
   taxes on
   distributions    3.23  4.05  5.18     n/a       n/a
  Return after
   taxes on
   distributions
   and sale of
   Fund shares      3.80  4.22  5.23     n/a       n/a
Class C             5.48   n/a   n/a    4.31%      n/a
Class D             6.53  4.24   n/a     n/a      4.29%
Lehman Brothers
 Municipal Bond
 Index              9.60  6.06  6.71    6.51(1)   6.03(2)

  The Lehman Brothers Municipal Bond Index (Lehman Index) is an unmanaged index that does not reflect any fees, sales charges or taxes. The Lehman Index does not reflect state-specific bond market performance.
(1) From 5/31/99.
(2) From 1/31/94.

FEES AND EXPENSES

           Shareholder Fees               Class A    Class C Class D
           ----------------              -------     ------- -------
           Maximum Sales Charge (Load)..  4.75%          2%      1%
            Maximum Sales Charge (Load)
              on Purchases (as a % of
              offering price)...........  4.75%/(1)/     1%    none
            Maximum Contingent Deferred
              Sales Charge (Load) (CDSC)
              on Redemptions (as a % of
              original purchase price or
              current net asset value,
              whichever is less)........   none/(1)/     1%      1%

           Annual Fund Operating Expenses
           ------------------------------
           (as a percentage of average net assets)
           Management Fees..............   .50%        .50%    .50%
           Distribution and/or
             Service (12b-1) Fees.......   .10%       1.00%   1.00%
           Other Expenses...............   .27%        .27%    .27%
                                          -----       -----   -----
           Total Annual Fund Operating
             Expenses...................   .87%       1.77%   1.77%
                                          =====       =====   =====

/(1)/ If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                1 Year     3 Years     5 Years     10 Years
                                ------     -------     -------     --------
                    Class A      $560       $739       $  934       $1,497
                    Class C       377        652        1,050        2,163
                    Class D       280        557          959        2,084

                    If you did not sell your shares at the end of each period, your costs would be:

                                1 Year     3 Years     5 Years     10 Years
                                ------     -------     -------     --------
                    Class A      $560       $739       $  934       $1,497
                    Class C       278        652        1,050        2,163
                    Class D       180        557          959        2,084

MARYLAND FUND

INVESTMENT OBJECTIVE
The Maryland Fund seeks to maximize income exempt from regular federal income taxes and from Maryland personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES
The Maryland Fund uses the following investment strategies to pursue its investment objective:

The Maryland Fund invests at least 80% of its net assets in Maryland municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS
In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Maryland Fund is subject to the following risks:

.. Because the Fund favors investing in revenue bonds, including revenue bonds issued on behalf of health-care providers, its performance may also be affected by economic developments impacting a specific facility or type of facility.

.. The performance of general obligation bonds of Maryland issuers may be affected by efforts to limit or reduce state or local taxes.

PAST PERFORMANCE
The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table beside the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

MARYLAND FUND


                         Class A Annual Total Returns
                                Calendar Years

                                    [CHART]

  93      94      95      96     97     98     99      00      01     02
------  ------  ------  -----  -----  -----  ------  ------  -----  -----
11.93%  -5.48%  16.84%  3.66%  8.09%  5.85%  -3.34%  11.25%  4.18%  7.60%

Best calendar quarter return: 6.96% - quarter ended 3/31/95.
Worst calendar quarter return: -5.29% - quarter ended 3/31/94.

             Average Annual Total Returns--Periods Ended 12/31/02

                                     CLASS C   CLASS D
                                      SINCE     SINCE
                  ONE   FIVE   TEN  INCEPTION INCEPTION
                  YEAR  YEARS YEARS  5/27/99   2/1/94
                  ----  ----- ----- --------- ---------
Class A
  Return before
   taxes          2.44% 3.97% 5.34%    n/a       n/a
  Return after
   taxes on
   distributions  2.21  3.90  5.15     n/a       n/a
  Return after
   taxes on
   distributions
   and sale of
   Fund shares    3,31  4.09  5.19     n/a       n/a
Class C           4.44   n/a   n/a    3.98%      n/a
Class D           5.50  4.05   n/a     n/a      4.17%
Lehman Brothers
 Municipal Bond
 Index            9.60  6.06  6.71    6.51(1)   6.03(2)

  The Lehman Brothers Municipal Bond Index (Lehman Index) is an unmanaged index that does not reflect any fees, sales charges or taxes. The Lehman Index does not reflect state-specific bond market performance.
(1) From 5/31/99.
(2) From 1/31/94.

FEES AND EXPENSES

           Shareholder Fees               Class A    Class C Class D
           ----------------              -------     ------- -------
           Maximum Sales Charge (Load)..  4.75%          2%      1%
            Maximum Sales Charge (Load)
              on Purchases (as a % of
              offering price)...........  4.75%/(1)/     1%    none
            Maximum Contingent Deferred
              Sales Charge (Load) (CDSC)
              on Redemptions (as a % of
              original purchase price or
              current net asset value,
              whichever is less)........   none/(1)/     1%      1%

           Annual Fund Operating Expenses
           ------------------------------
           (as a percentage of average net assets)
           Management Fees..............   .50%        .50%    .50%
           Distribution and/or
             Service (12b-1) Fees.......   .10%       1.00%   1.00%
           Other Expenses...............   .30%        .30%    .30%
                                          -----       -----   -----
           Total Annual Fund Operating
             Expenses...................   .90%       1.80%   1.80%
                                          =====       =====   =====

/(1)/ If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.


Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                1 Year     3 Years     5 Years     10 Years
                                ------     -------     -------     --------
                    Class A      $562       $748       $  950       $1,530
                    Class C       380        661        1,065        2,195
                    Class D       283        566          975        2,116

                    If you did not sell your shares at the end of each period, your costs would be:

                                1 Year     3 Year      5 Year      10 Years
                                ------     -------     -------     --------
                    Class A      $562       $748       $  950       $1,530
                    Class C       281        661        1,065        2,195
                    Class D       183        566          975        2,116

MASSACHUSETTS FUND

INVESTMENT OBJECTIVE
The Massachusetts Fund seeks to maximize income exempt from regular federal income taxes and from Massachusetts personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES
The Massachusetts Fund uses the following investment strategies to pursue its investment objective:

The Massachusetts Fund invests at least 80% of its net assets in Massachusetts municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS
In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Massachusetts Fund is subject to the following risks:

.. Massachusetts and certain of its cities, towns, counties, and other political subdivisions have, at certain times in the past, experienced serious financial difficulties which have adversely affected their credit standing. The recurrence of these financial difficulties could adversely affect the market value and marketability of, or result in default on payments of, outstanding obligations issued by Massachusetts or its public authorities or municipalities.

PAST PERFORMANCE
The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table beside the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

MASSACHUSETTS FUND

                         Class A Annual Total Returns
                                Calendar Years

                                    [CHART]

  93      94      95     96     97     98      99      00      01    02
------  ------  ------  -----  -----  -----  ------  ------  -----  ------
11.52%  -4.43%  15.20%  4.14%  8.68%  6.55%  -6.73%  15.20%  4.39%  9.94%

Best calendar quarter return: 6.44% - quarter ended 3/31/95.
Worst calendar quarter return: -4.69% - quarter ended 3/31/94.

             Average Annual Total Returns--Periods Ended 12/31/02

                                     CLASS C   CLASS D
                                      SINCE     SINCE
                  ONE   FIVE   TEN  INCEPTION INCEPTION
                  YEAR  YEARS YEARS  5/27/99   2/1/94
                  ----  ----- ----- --------- ---------
Class A
  Return before
   taxes          4.74% 4.59% 5.68%    n/a       n/a
  Return after
   taxes on
   distributions  4.74  4.53  5.47     n/a       n/a
  Return after
   taxes on
   distributions
   and sale of
   Fund shares    4.56  4.54  5.45     n/a       n/a
Class C           6.73   n/a   n/a    4.76%      n/a
Class D           7.82  4.63   n/a     n/a      4.57%
Lehman Brothers
 Municipal Bond
 Index            9.60  6.06  6.71    6.51(1)   6.03(2)

  The Lehman Brothers Municipal Bond Index (Lehman Index) is an unmanaged index that does not reflect any fees, sales charges or taxes. The Lehman Index does not reflect state-specific bond market performance.
(1) From 5/31/99.
(2) From 1/31/94.

FEES AND EXPENSES

           Shareholder Fees               Class A    Class C Class D
           ----------------              -------     ------- -------
           Maximum Sales Charge (Load)..  4.75%          2%      1%
            Maximum Sales Charge (Load)
              on Purchases (as a % of
              offering price)...........  4.75%/(1)/     1%    none
            Maximum Contingent Deferred
              Sales Charge (Load) (CDSC)
              on Redemptions (as a % of
              original purchase price or
              current net asset value,
              whichever is less)........   none/(1)/     1%      1%

           Annual Fund Operating Expenses
           ------------------------------
           (as a percentage of average net assets)
           Management Fees..............   .50%        .50%    .50%
           Distribution and/or
             Service (12b-1) Fees.......   .10%       1.00%   1.00%
           Other Expenses...............   .26%        .26%    .26%
                                          -----       -----   -----
           Total Annual Fund Operating
             Expenses...................   .86%       1.76%   1.76%
                                          =====       =====   =====

/(1)/ If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                1 Year     3 Years     5 Years     10 Years
                                ------     -------     -------     --------
                    Class A      $559       $736       $  929       $1,485
                    Class C       376        649        1,045        2,152
                    Class D       279        554          954        2,073

                    If you did not sell your shares at the end of each period, your costs would be:

                                1 Year     3 Years     5 Years     10 Years
                                ------     -------     -------     --------
                    Class A      $559       $736       $  929       $1,485
                    Class C       277        649        1,045        2,152
                    Class D       179        554          954        2,073

MICHIGAN FUND

INVESTMENT OBJECTIVE
The Michigan Fund seeks to maximize income exempt from regular federal income taxes and from Michigan personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES
The Michigan Fund uses the following investment strategies to pursue its investment objective:

The Michigan Fund invests at least 80% of its net assets in Michigan municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS
In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Michigan Fund is subject to the following risks:

.. The principal sectors of Michigan's economy are manufacturing of durable goods (including automobiles and components and office equipment), tourism, and agriculture. The cyclical nature of these industries may adversely affect the revenue stream of the State and its political subdivisions because it may adversely impact tax sources, particularly sales taxes, income taxes and single business taxes.

PAST PERFORMANCE
The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table beside the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

MICHIGAN FUND

                         Class A Annual Total Returns
                                Calendar Years

                                    [CHART]

  93      94      95     96      97     98     99      00      01     02
------  ------  ------  -----  -----  -----  ------  ------  -----  -------
11.48%  -4.84%  15.78%  3.74%  8.73%  6.12%  -3.80%  12.89%  4.37%   7.75%

Best calendar quarter return: 6.57% - quarter ended 3/31/95.
Worst calendar quarter return: -4.63% - quarter ended 3/31/94.

             Average Annual Total Returns--Periods Ended 12/31/02

                                              CLASS C   CLASS D
                                               SINCE     SINCE
                   ONE     FIVE      TEN     INCEPTION INCEPTION
                   YEAR    YEARS    YEARS     5/27/99   2/1/94
                  -----    -----    -----    --------- ---------
Class A
  Return before
   taxes           2.68%    4.31%    5.50%      n/a       n/a
  Return after
   taxes on
   distributions   2.60     4.16     5.28       n/a       n/a
  Return after
   taxes on
   distributions
   and sale of
   Fund shares     3.37     4.34     5.34       n/a       n/a
Class C            4.78      n/a      n/a      4.43%      n/a
Class D            5.80     4.36      n/a       n/a      4.38%
Lehman Brothers
 Municipal Bond
 Index             9.60     6.06     6.71      6.51(1)   6.03(2)

  The Lehman Brothers Municipal Bond Index (Lehman Index) is an unmanaged index that does not reflect any fees, sales charges or taxes. The Lehman Index does not reflect state-specific bond market performance.
(1) From 5/31/99.
(2) From 1/31/94.

FEES AND EXPENSES

Shareholder Fees               Class A    Class C Class D
----------------              -------     ------- -------
Maximum Sales Charge (Load)..  4.75%          2%      1%
 Maximum Sales Charge (Load)
   on Purchases (as a % of
   offering price)...........  4.75%/(1)/     1%    none
 Maximum Contingent Deferred
   Sales Charge (Load) (CDSC)
   on Redemptions (as a % of
   original purchase price or
   current net asset value,
   whichever is less)........   none/(1)/     1%      1%

Annual Fund Operating Expenses
------------------------------
(as a percentage of average net assets)
Management Fees..............   .50%        .50%    .50%
Distribution and/or
  Service (12b-1) Fees.......   .10%       1.00%   1.00%
Other Expenses...............   .26%        .26%    .26%
                               -----       -----   -----
Total Annual Fund Operating
  Expenses...................   .86%       1.76%   1.76%
                               =====       =====   =====

/(1)/ If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

            1 Year     3 Years     5 Years     10 Years
            ------     -------     -------     --------
Class A      $559       $736       $  929       $1,485
Class C       376        649        1,045        2,152
Class D       279        554          954        2,073

If you did not sell your shares at the end of each period, your costs would be:

            1 Year     3 Years     5 Years     10 Years
            ------     -------     -------     --------
Class A      $559       $736       $  929       $1,485
Class C       277        649        1,045        2,152
Class D       179        554          954        2,073

MINNESOTA FUND

INVESTMENT OBJECTIVE
The Minnesota Fund seeks to maximize income exempt from regular federal income taxes and from regular Minnesota personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES
The Minnesota Fund uses the following investment strategies to pursue its investment objective:

The Minnesota Fund invests at least 80% of its net assets in Minnesota municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities, subject to applicable requirements. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS
In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Minnesota Fund is subject to the following risks:

.. Pursuant to Minnesota legislation enacted in 1995, dividends that would otherwise be exempt from Minnesota personal income tax in the case of individuals, estates, and trusts, could become subject to the Minnesota personal income tax if it were judicially determined that exempting such dividends would discriminate against interstate commerce.

.. The State of Minnesota relies heavily on a progressive individual income tax and retail sales tax for revenue, which results in a fiscal system that is sensitive to economic conditions. Minnesota's budget outlook has weakened substantially since the beginning of the 2002-2003 biennium. The State is experiencing budget deficits which have almost exhausted its reserves and limited the options available to State officials to successfully manage revenue variations. A November 2002 official State forecast projected a $356 million deficit in the current biennial budget ending June 30, 2003. The State must use reserves and reduce spending to balance the budget for this biennium. The forecast also projected a $4.2 billion deficit for the 2004-2005 biennium, the budget for which also must be balanced.

PAST PERFORMANCE
The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table beside the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

MINNESOTA FUND


                         Class A Annual Total Returns
                                Calendar Years

                                    [CHART]

  93       94     95      96     97     98     99      00      01     02
------  ------  ------  -----  -----  -----  ------  ------  -----  ------
13.49%  -2.54%  11.41%  3.39%  7.02%  6.21%  -4.15%  12.34%  4.26%   7.81%

Best calendar quarter return: 5.04% - quarter ended 3/31/95.
Worst calendar quarter return: -3.23% - quarter ended 3/31/94.

             Average Annual Total Returns--Periods Ended 12/31/02

                                     CLASS C   CLASS D
                                      SINCE     SINCE
                  ONE   FIVE   TEN  INCEPTION INCEPTION
                  YEAR  YEARS YEARS  5/27/99   2/1/94
                  ----  ----- ----- --------- ---------
Class A
  Return before
   taxes          2.68% 4.14% 5.24%    n/a       n/a
  Return after
   taxes on
   distributions  2.68  4.06  5.15     n/a       n/a
  Return after
   taxes on
   distributions
   and sale of
   Fund shares    3.28  4.19  5.18     n/a       n/a
Class C           4.74   n/a   n/a    4.11%      n/a
Class D           5.85  4.21   n/a     n/a      3.93%
Lehman Brothers
 Municipal Bond
 Index            9.60  6.06  6.71    6.51(1)   6.03(2)

  The Lehman Brothers Municipal Bond Index (Lehman Index) is an unmanaged index that does not reflect any fees, sales charges or taxes. The Lehman Index does not reflect state-specific bond market performance.
(1) From 5/31/99.
(2) From 1/31/94.

FEES AND EXPENSES

           Shareholder Fees               Class A    Class C Class D
           ----------------              -------     ------- -------
           Maximum Sales Charge (Load)..  4.75%          2%      1%
            Maximum Sales Charge (Load)
              on Purchases (as a % of
              offering price)...........  4.75%/(1)/     1%    none
            Maximum Contingent Deferred
              Sales Charge (Load) (CDSC)
              on Redemptions (as a % of
              original purchase price or
              current net asset value,
              whichever is less)........   none/(1)/     1%      1%

           Annual Fund Operating Expenses
           ------------------------------
           (as a percentage of average net assets)
           Management Fees..............   .50%        .50%    .50%
           Distribution and/or
             Service (12b-1) Fees.......   .10%       1.00%   1.00%
           Other Expenses...............   .25%        .25%    .25%
                                          -----       -----   -----
           Total Annual Fund Operating
             Expenses...................   .85%       1.75%   1.75%
                                          =====       =====   =====

/(1)/ If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                1 Year     3 Years     5 Years     10 Years
                                ------     -------     -------     --------
                    Class A      $558       $733       $  924       $1,474
                    Class C       375        646        1,039        2,142
                    Class D       278        551          949        2,062

                    If you did not sell your shares at the end of each period, your costs would be:

                                1 Year     3 Years     5 Years     10 Years
                                ------     -------     -------     --------
                    Class A      $558       $733       $  924       $1,474
                    Class C       276        646        1,039        2,142
                    Class D       178        551          949        2,062

MISSOURI FUND

INVESTMENT OBJECTIVE
The Missouri Fund seeks to maximize income exempt from regular federal income taxes and from Missouri personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES
The Missouri Fund uses the following investment strategies to pursue its investment objective:

The Missouri Fund invests at least 80% of its net assets in Missouri municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS
In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Missouri Fund is subject to the following risks:

.. Defense-related business and agriculture play an important role in Missouri's economy. Negative trends in these industries or the relocation of major employers engaged in such industries could have a negative impact on the economy of the State.

PAST PERFORMANCE
The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table beside the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

MISSOURI FUND

                         Class A Annual Total Returns
                                Calendar Years

                                    [CHART]

  93      94      95     96     97      98     99      00     01     02
------  ------  ------  -----  -----  -----  ------  ------  -----  -----
11.40%  -6.32%  16.95%  3.71%  8.08%  5.77%  -5.59%  15.18%  3.49%  9.04%

Best calendar quarter return: 7.31% - quarter ended 3/31/95.
Worst calendar quarter return: -6.11% - quarter ended 3/31/94.

             Average Annual Total Returns--Periods Ended 12/31/02

                                     CLASS C   CLASS D
                                      SINCE     SINCE
                  ONE   FIVE   TEN  INCEPTION INCEPTION
                  YEAR  YEARS YEARS  5/27/99   2/1/94
                  ----  ----- ----- --------- ---------
Class A
  Return before
   taxes          3.83% 4.33% 5.39%    n/a       n/a
  Return after
   taxes on
   distributions  3.79  4.21  5.17     n/a       n/a
  Return after
   taxes on
   distributions
   and sale of
   Fund shares    4.00  4.32  5.19     n/a       n/a
Class C           5.66   n/a   n/a    4.61%      n/a
Class D           6.77  4.41   n/a     n/a      4.26%
Lehman Brothers
 Municipal Bond
 Index            9.60  6.06  6.71    6.51(1)   6.03(2)

  The Lehman Brothers Municipal Bond Index (Lehman Index) is an unmanaged index that does not reflect any fees, sales charges or taxes. The Lehman Index does not reflect state-specific bond market performance.
(1) From 5/31/99.
(2) From 1/31/94.

FEES AND EXPENSES

           Shareholder Fees               Class A    Class C Class D
           ----------------              -------     ------- -------
           Maximum Sales Charge (Load)..  4.75%/(1)/     2%      1%
            Maximum Sales Charge (Load)
              on Purchases (as a % of
              offering price)...........  4.75%/(1)/     1%    none
            Maximum Contingent Deferred
              Sales Charge (Load) (CDSC)
              on Redemptions (as a % of
              original purchase price or
              current net asset value,
              whichever is less)........   none/(1)/     1%      1%

           Annual Fund Operating Expenses
           ------------------------------
           (as a percentage of average net assets)
           Management Fees..............   .50%        .50%    .50%
           Distribution and/or
             Service (12b-1) Fees.......   .10%       1.00%   1.00%
           Other Expenses...............   .30%        .30%    .30%
                                          -----       -----   -----
           Total Annual Fund Operating
             Expenses...................   .90%       1.80%   1.80%
                                          =====       =====   =====

/(1)/ If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                1 Year     3 Years     5 Years     10 Years
                                ------     -------     -------     --------
                    Class A      $562       $748       $  950       $1,530
                    Class C       380        661        1,065        2,195
                    Class D       283        566          975        2,116

                    If you did not sell your shares at the end of each period, your costs would be:

                                1 Year     3 Years     5 Years     10 Years
                                ------     -------     -------     --------
                    Class A      $562       $748       $  950       $1,530
                    Class C       281        661        1,065        2,195
                    Class D       183        566          975        2,116

NEW JERSEY FUND

INVESTMENT OBJECTIVE
The New Jersey Fund seeks to maximize income exempt from regular federal income tax and New Jersey gross income tax consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES
The New Jersey Fund uses the following investment strategies to pursue its investment objective:

The New Jersey Fund invests at least 80% of its net assets in New Jersey municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS
In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the New Jersey Fund is subject to the following risks:

.. New Jersey's economic base is diversified, consisting of a variety of manufacturing, construction, and service industries, supplemented by rural areas with selective commercial agriculture. New Jersey's economy will be affected by trends in these sectors.

PAST PERFORMANCE
The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table beside the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

NEW JERSEY FUND


                         Class A Annual Total Returns
                                Calendar Years

                                    [CHART]

   93     94      95      96     97     98     99      00      01      02
------  ------  ------  -----  -----  -----  ------  ------  -----   -----
12.37%  -6.15%  15.57%  3.40%  8.93%  6.00%  -5.58%  13.25%  3.98%   7.78%

Best calendar quarter return: 6.78% - quarter ended 3/31/95.
Worst calendar quarter return: -5.63% - quarter ended 3/31/94.

             Average Annual Total Returns--Periods Ended 12/31/02

                                     CLASS C   CLASS D
                                      SINCE     SINCE
                  ONE   FIVE   TEN  INCEPTION INCEPTION
                  YEAR  YEARS YEARS  5/27/99   2/1/94
                  ----  ----- ----- --------- ---------
Class A
  Return before
   taxes          2.59% 3.88% 5.20%    n/a       n/a
  Return after
   taxes on
   distributions  2.56  3.78  4.95     n/a       n/a
  Return after
   taxes on
   distributions
   and sale of
   Fund shares    3.19  3.94  5.01     n/a       n/a
Class C           5.01   n/a   n/a    3.99%      n/a
Class D           6.00  4.09   n/a     n/a      4.23%
Lehman Brothers
 Municipal Bond
 Index            9.60  6.06  6.71    6.51(1)   6.03(2)

  The Lehman Brothers Municipal Bond Index (Lehman Index) is an unmanaged index that does not reflect any fees, sales charges or taxes. The Lehman Index does not reflect state-specific bond market performance.
(1) From 5/31/99.
(2) From 1/31/94.

FEES AND EXPENSES

Shareholder Fees               Class A    Class C Class D
----------------              -------     ------- -------
Maximum Sales Charge (Load)..  4.75%          2%      1%
 Maximum Sales Charge (Load)
   on Purchases (as a % of
   offering price)...........  4.75%/(1)/     1%    none
 Maximum Contingent Deferred
   Sales Charge (Load) (CDSC)
   on Redemptions (as a % of
   original purchase price or
   current net asset value,
   whichever is less)........   none/(1)/   .39%      1%

Annual Fund Operating Expenses
------------------------------
(as a percentage of average net assets)
Management Fees..............   .50%        .50%    .50%
Distribution and/or
  Service (12b-1) Fees.......   .25%       1.00%   1.00%
Other Expenses...............   .34%        .34%    .34%
                               -----       -----   -----
Total Annual Fund Operating
  Expenses...................  1.04%       1.84%   1.84%
                               =====       =====   =====

/(1)/ If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

            1 Year     3 Years     5 Years     10 Years
            ------     -------     -------     --------
Class A      $576       $790       $1,022       $1,686
Class C       384        673        1,086        2,237
Class D       287        579          995        2,159

If you did not sell your shares at the end of each period, your costs would be:

            1 Year     3 Years     5 Years     10 Years
            ------     -------     -------     --------
Class A      $576       $790       $1,022       $1,686
Class C       285        673        1,086        2,237
Class D       187        579          995        2,159

NEW YORK FUND

INVESTMENT OBJECTIVE
The New York Fund seeks to maximize income exempt from regular federal income taxes and from New York personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES
The New York Fund uses the following investment strategies to pursue its investment objective:

The New York Fund invests at least 80% of its net assets in New York municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS
In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the New York Fund is subject to the following risks:

.. New York City and certain localities outside New York City have experienced financial problems in the past. Recurrence of these problems may affect the fiscal health of the State.

.. The events of September 11, 2001 had a substantial negative effect on the economy of New York City, including the displacement or closure of many businesses, a decline in tourism, and retrenchment in the securities industry, which is a major source of employment in the City.

PAST PERFORMANCE
The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table beside the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

NEW YORK FUND

                         Class A Annual Total Returns
                                Calendar Years

                                    [CHART]

  93      94      95      96     97      98     99      00      01      02
------  ------  ------  -----  ------  -----  ------  ------  -----   -----
13.26%  -7.93%  19.31%  3.83%  10.04%  6.86%  -5.64%  15.00%  3.48%   8.93%

Best calendar quarter return: 8.13% - quarter ended 3/31/95.
Worst calendar quarter return: -6.61% - quarter ended 3/31/94.

             Average Annual Total Returns--Periods Ended 12/31/01

                                     CLASS C   CLASS D
                                      SINCE     SINCE
                  ONE   FIVE   TEN  INCEPTION INCEPTION
                  YEAR  YEARS YEARS  5/27/99   2/1/94
                  ----  ----- ----- --------- ---------
Class A
  Return before
   taxes          3.74% 4.47% 5.87%    n/a       n/a
  Return after
   taxes on
   distributions  3.71  4.33  5.63     n/a       n/a
  Return after
   taxes on
   distributions
   and sale of
   Fund shares    4.00  4.46  5.62     n/a       n/a
Class C           5.90   n/a   n/a    4.56%      n/a
Class D           6.96  4.56   n/a     n/a      4.63%
Lehman Brothers
 Municipal Bond
 Index            9.60  6.06  6.71    6.51(1)   6.03(2)

  The Lehman Brothers Municipal Bond Index (Lehman Index) is an unmanaged index that does not reflect any fees, sales charges or taxes. The Lehman Index does not reflect state-specific bond market performance.
(1) From 5/31/99.
(2) From 1/31/94.

FEES AND EXPENSES

           Shareholder Fees               Class A    Class C Class D
           ----------------              -------     ------- -------
           Maximum Sales Charge (Load)..  4.75%          2%      1%
            Maximum Sales Charge (Load)
              on Purchases (as a % of
              offering price)...........  4.75%/(1)/     1%    none
            Maximum Contingent Deferred
              Sales Charge (Load) (CDSC)
              on Redemptions (as a % of
              original purchase price or
              current net asset value,
              whichever is less)........   none/(1)/     1%      1%

           Annual Fund Operating Expenses
           ------------------------------
           (as a percentage of average net assets)
           Management Fees..............   .50%        .50%    .50%
           Distribution and/or
             Service (12b-1) Fees.......   .10%       1.00%   1.00%
           Other Expenses...............   .27%        .27%    .27%
                                          -----       -----   -----
           Total Annual Fund Operating
             Expenses...................   .87%       1.77%   1.77%
                                          =====       =====   =====

/(1)/ If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                1 Year     3 Years     5 Years     10 Years
                                ------     -------     -------     --------
                    Class A      $560       $739       $  934       $1,497
                    Class C       377        652        1,050        2,163
                    Class D       280        557          959        2,084

                    If you did not sell your shares at the end of each period, your costs would be:

                                1 Year     3 Years     5 Years     10 Years
                                ------     -------     -------     --------
                    Class A      $560       $739       $  934       $1,497
                    Class C       278        652        1,050        2,163
                    Class D       180        557          959        2,084

NORTH CAROLINA FUND

INVESTMENT OBJECTIVE
The North Carolina Fund seeks high income exempt from regular federal income taxes and North Carolina personal income taxes consistent with preservation of capital and with consideration given to capital gain.

PRINCIPAL INVESTMENT STRATEGIES
The North Carolina Fund uses the following investment strategies to pursue its investment objective:

The North Carolina Fund invests at least 80% of its net assets in North Carolina municipal securities rated investment- grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS
In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the North Carolina Fund is subject to the following risks:

.. The North Carolina economy has grown only modestly in 2002 as it has begun to recover from the recession and some sectors of the North Carolina economy, particularly manufacturing, continue to decline.

.. Because of the failure of State revenues to reach projected levels, the State is currently coping with a significant budget shortfall and likely will continue to deal with budget problems until the rate of growth in the North Carolina economy increases. Because of these budget problems, both Moody's and S&P reviewed their ratings of North Carolina general obligations in 2002. While S&P retained its AAA rating for North Carolina's general obligations, Moody's reduced its rating of such obligations to Aa1. A failure to adequately deal with these ongoing problems could further adversely effect the credit ratings of general obligations of the State.

PAST PERFORMANCE
The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table beside the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

NORTH CAROLINA FUND

                         Class A Annual Total Returns
                                Calendar Years

                                    [CHART]

  93      94      95       96     97      98     99      00      01    02
------  ------  ------   -----  -----   -----  ------  ------  -----  -----
12.98%  -7.35%  19.56%   2.71%  8.75%   5.81%  -5.02%  12.33%  4.34%  8.18%

Best calendar quarter return: 8.72% - quarter ended 3/31/95.
Worst calendar quarter return: -6.73 - quarter ended 3/31/94.

             Average Annual Total Returns--Periods Ended 12/31/02

                                     CLASS C   CLASS D
                                      SINCE     SINCE
                  ONE   FIVE   TEN  INCEPTION INCEPTION
                  YEAR  YEARS YEARS  5/27/99   2/1/94
                  ----  ----- ----- --------- ---------
Class A
  Return before
   taxes          3.01% 3.97% 5.42%    n/a        n/a
  Return after
   taxes on
   distributions  2.90  3.81  5.29     n/a        n/a
  Return after
   taxes on
   distributions
   and sale of
   Fund shares    3.44  3.98  5.25     n/a        n/a
Class C           5.16   n/a   n/a    4.20%       n/a
Class D           6.24  4.19   n/a     n/a       4.31%
Lehman Brothers
 Municipal Bond
 Index            9.60  6.06  6.71    6.51(1)    6.03(2)

  The Lehman Brothers Municipal Bond Index (Lehman Index) is an unmanaged index that does not reflect any fees, sales charges or taxes. The Lehman Index does not reflect state-specific bond market performance.
(1) From 5/31/99.
(2) From 1/31/94.

FEES AND EXPENSES

Shareholder Fees               Class A    Class C Class D
----------------              -------     ------- -------
Maximum Sales Charge (Load)..  4.75%          2%      1%
 Maximum Sales Charge (Load)
   on Purchases (as a % of
   offering price)...........  4.75%/(1)/     1%    none
 Maximum Contingent Deferred
   Sales Charge (Load) (CDSC)
   on Redemptions (as a % of
   original purchase price or
   current net asset value,
   whichever is less)........   none/(1)/     1%      1%

Annual Fund Operating Expenses
------------------------------
(as a percentage of average net assets)
Management Fees..............   .50%        .50%    .50%
Distribution and/or
  Service (12b-1) Fees.......   .25%       1.00%   1.00%
Other Expenses...............   .36%        .36%    .36%
                               -----       -----   -----
Total Annual Fund Operating
  Expenses...................  1.11%       1.86%   1.86%
                               =====       =====   =====

/(1)/ If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

            1 Year     3 Years     5 Years     10 Years
            ------     -------     -------     --------
Class A      $583       $811       $1,058       $1,762
Class C       386        679        1,096        2,258
Class D       289        585        1,006        2,180

If you did not sell your shares at the end of each period, your costs would be:

            1 Year     3 Years     5 Years     10 Years
            ------     -------     -------     --------
Class A      $583       $811       $1,058       $1,762
Class C       287        679        1,096        2,258
Class D       189        585        1,006        2,180

OHIO FUND

INVESTMENT OBJECTIVE
The Ohio Fund seeks to maximize income exempt from regular federal income taxes and from Ohio personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES
The Ohio Fund uses the following investment strategies to pursue its investment objective:

The Ohio Fund invests at least 80% of its net assets in Ohio municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS
In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Ohio Fund is subject to the following risks:

.. Ohio's economy relies in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially developed states, tends to be more cyclical than in other less industrial states and in the nation as a whole.

PAST PERFORMANCE
The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table beside the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

OHIO FUND

                         Class A Annual Total Returns
                                Calendar Years

                                    [CHART]

   93     94      95      96     97    98      99     00      01     02
------ ------  ------  -----  -----  -----  ------  ------  -----  -----
11.64% -4.91%  15.23%  3.77%  8.39%  5.89%  -4.65%  13.41%  4.17%  8.07%


Best calendar quarter return: 6.47% - quarter ended 3/31/95.
Worst calendar quarter return; -4.89% - quarter ended 3/31/94.

             Average Annual Total Returns--Periods Ended 12/31/02

                                         CLASS C   CLASS D
                                          SINCE     SINCE
                  ONE     FIVE     TEN  INCEPTION INCEPTION
                  YEAR    YEARS   YEARS  5/27/99   2/1/94
                  ----    -----   ----- --------- ---------
Class A
  Return before
   taxes          2.98%   4.19%   5.38%    n/a       n/a
  Return after
   taxes on
   distributions  2.96    4.09    5.17     n/a       n/a
  Return after
   taxes on
   distributions
   and sale of
   Fund shares    3.53    4.25    5.23     n/a       n/a
Class C           5.02     n/a     n/a    4.29%      n/a
Class D           6.08    4.26     n/a     n/a      4.28%
Lehman Brothers
 Municipal Bond
 Index            9.60    6.06    6.71    6.51(1)   6.03(2)

  The Lehman Brothers Municipal Bond Index (Lehman Index) is an unmanaged index that does not reflect any fees, sales charges or taxes. The Lehman Index does not reflect state-specific bond market performance.
(1) From 5/31/99.
(2) From 1/31/94.

FEES AND EXPENSES

           Shareholder Fees               Class A    Class C Class D
           ----------------              -------     ------- -------
           Maximum Sales Charge (Load)..  4.75%          2%      1%
            Maximum Sales Charge (Load)
              on Purchases (as a % of
              offering price)...........  4.75%/(1)/     1%    none
            Maximum Contingent Deferred
              Sales Charge (Load) (CDSC)
              on Redemptions (as a % of
              original purchase price or
              current net asset value,
              whichever is less)........   none/(1)/     1%      1%

           Annual Fund Operating Expenses
           ------------------------------
           (as a percentage of average net assets)
           Management Fees..............   .50%        .50%    .50%
           Distribution and/or
             Service (12b-1) Fees.......   .10%       1.00%   1.00%
           Other Expenses...............   .25%        .25%    .25%
                                          -----       -----   -----
           Total Annual Fund Operating
             Expenses...................   .85%       1.75%   1.75%
                                          =====       =====   =====

/(1)/ If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                1 Year     3 Years     5 Years     10 Years
                                ------     -------     -------     --------
                    Class A      $558       $733       $  924       $1,474
                    Class C       375        646        1,039        2,142
                    Class D       278        551          949        2,062

                    If you did not sell your shares at the end of each period, your costs would be:

                                1 Year     3 Years     5 Years     10 Years
                                ------     -------     -------     --------
                    Class A      $558       $733       $  924       $1,474
                    Class C       276        646        1,039        2,142
                    Class D       178        551          949        2,062

OREGON FUND

INVESTMENT OBJECTIVE
The Oregon Fund seeks to maximize income exempt from regular federal income taxes and from Oregon personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES
The Oregon Fund uses the following strategies to pursue its investment objective:

The Oregon Fund invests at least 80% of its net assets in Oregon municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS
In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Oregon Fund is subject to the following risks:

.. Oregon's economy continues to be affected by the technology, manufacturing, forest products, and agricultural industries, which continue to decline.

PAST PERFORMANCE
The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table beside the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

OREGON FUND

                         Class A Annual Total Returns
                                Calendar Years

                                    [CHART]

  93      94      95     96     97     98      99      00      01     02
------  ------  ------  -----  -----  -----  ------  ------  -----  -----
10.90%  -4.56%  14.55%  3.81%  9.05%  6.09%  -3.95%  12.56%  4.38%  8.20%

Best calendar quarter return: 6.15% - quarter ended 3/31/95.
Worst calendar quarter return: -4.48% - quarter ended 3/31/94.

             Average Annual Total Returns--Periods Ended 12/31/02

                                     CLASS C   CLASS D
                                      SINCE     SINCE
                  ONE   FIVE   TEN  INCEPTION INCEPTION
                  YEAR  YEARS YEARS  5/27/99   2/1/94
                  ----  ----- ----- --------- ---------
Class A
  Return before
   taxes          3.09% 4.30% 5.40%    n/a       n/a
  Return after
   taxes on
   distributions  3.01  4.19  5.27     n/a       n/a
  Return after
   taxes on
   distributions
   and sale of
   Fund shares    3.57  4.31  5.26     n/a       n/a
Class C           5.14   n/a   n/a    4.36%      n/a
Class D           6.23  4.37   n/a     n/a      4.39%
Lehman Brothers
 Municipal Bond
 Index            9.60  6.06  6.71    6.51(1)   6.03(2)

  The Lehman Brothers Municipal Bond Index (Lehman Index) is an unmanaged index that does not reflect any fees, sales charges or taxes. The Lehman Index does not reflect state-specific bond market performance.
(1) From 5/31/99.
(2) From 1/31/94.

FEES AND EXPENSES

Shareholder Fees               Class A    Class C Class D
----------------              -------     ------- -------
Maximum Sales Charge (Load)..  4.75%          2%      1%
 Maximum Sales Charge (Load)
   on Purchases (as a % of
   offering price)...........  4.75%/(1)/     1%    none
 Maximum Contingent Deferred
   Sales Charge (Load) (CDSC)
   on Redemptions (as a % of
   original purchase price or
   current net asset value,
   whichever is less)........   none/(1)/     1%      1%

Annual Fund Operating Expenses
------------------------------
(as a percentage of average net assets)
Management Fees..............   .50%        .50%    .50%
Distribution and/or
  Service (12b-1) Fees.......   .10%       1.00%   1.00%
Other Expenses...............   .30%        .30%    .30%
                               -----       -----   -----
Total Annual Fund Operating
  Expenses...................   .90%       1.80%   1.80%
                               =====       =====   =====

/(1)/ If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

            1 Year     3 Years     5 Years     10 Years
            ------     -------     -------     --------
Class A      $562       $748       $  950       $1,530
Class C       380        661        1,065        2,195
Class D       283        566          975        2,116

If you did not sell your shares at the end of each period, your costs would be:

            1 Year     3 Years     5 Years     10 Years
            ------     -------     -------     --------
Class A      $562       $748       $  950       $1,530
Class C       281        661        1,065        2,195
Class D       183        566          975        2,116

PENNSYLVANIA FUND

INVESTMENT OBJECTIVE
The Pennsylvania Fund seeks high income exempt from regular federal income tax and Pennsylvania income taxes consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES
The Pennsylvania Fund uses the following investment strategies to pursue its investment objective:

The Pennsylvania Fund invests at least 80% of its net assets in Pennsylvania municipal securities rated investment-grade when purchased. The Fund will ordinarily hold securities with maturities in excess of one year.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS
In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Pennsylvania Fund is subject to the following risks:

.. Pennsylvania and various of its political subdivisions, including the Philadelphia School District and the cities of Philadelphia, Pittsburgh and Scranton, have, in the past, encountered financial difficulties due to slowdowns in the pace of economic activity and other factors.

PAST PERFORMANCE
The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table beside the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

PENNSYLVANIA FUND


                         Class A Annual Total Returns
                                Calendar Years

                                    [CHART]

  93      94      95     96      97     98     99      00       01      02
------  ------  ------  -----  -----  -----  ------  ------   -----  -----
12.91%  -7.03%  18.01%  3.44%  8.70%  6.14%  -5.19%  12.98%   3.81%  9.31%

Best calendar quarter return: 7.59% - quarter ended 3/31/95.
Worst calendar quarter return: -6.40% - quarter ended 3/31/94.

             Average Annual Total Returns--Periods Ended 12/31/02

                                     CLASS C   CLASS D
                                      SINCE     SINCE
                  ONE   FIVE   TEN  INCEPTION INCEPTION
                  YEAR  YEARS YEARS  5/27/99   2/1/94
                  ----  ----- ----- --------- ---------
Class A
  Return before
   taxes          4.08% 4.21% 5.51%    n/a       n/a
  Return after
   taxes on
   distributions  3.84  4.05  5.19     n/a       n/a
  Return after
   taxes on
   distributions
   and sale of
   Fund shares    4.20  4.16  5.21     n/a       n/a
Class C           6.40   n/a   n/a    4.44%      n/a
Class D           7.50  4.44   n/a     n/a      4.38%
Lehman Brothers
 Municipal Bond
 Index            9.60  6.06  6.71    6.51(1)   6.03(2)

  The Lehman Brothers Municipal Bond Index (Lehman Index) is an unmanaged index that does not reflect any fees, sales charges, or taxes. The Lehman Index does not reflect state-specific bond market performance.
(1) From 5/31/99.
(2) From 1/31/94.

FEES AND EXPENSES

           Shareholder Fees               Class A    Class C Class D
           ----------------              -------     ------- -------
           Maximum Sales Charge (Load)..  4.75%          2%      1%
            Maximum Sales Charge (Load)
              on Purchases (as a % of
              offering price)...........  4.75%/(1)/     1%    none
            Maximum Contingent Deferred
              Sales Charge (Load) (CDSC)
              on Redemptions (as a % of
              original purchase price or
              current net asset value,
              whichever is less)........   none/(1)/     1%      1%

           Annual Fund Operating Expenses
           ------------------------------
           (as a percentage of average net assets)
           Management Fees..............   .50%        .50%    .50%
           Distribution and/or
             Service (12b-1) Fees.......   .25%       1.00%   1.00%
           Other Expenses...............   .50%        .50%    .50%
                                          -----       -----   -----
           Total Annual Fund Operating
             Expenses...................  1.25%       2.00%   2.00%
                                          =====       =====   =====

/(1)/ If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                1 Year     3 Years     5 Years     10 Years
                                ------     -------     -------     --------
                    Class A      $596       $853       $1,129       $1,915
                    Class C       400        721        1,167        2,404
                    Class D       303        627        1,078        2,327

                    If you did not sell your shares at the end of each period, your costs would be:

                                1 Year     3 Years     5 Years     10 Years
                                ------     -------     -------     --------
                    Class A      $596       $853       $1,129       $1,915
                    Class C       301        721        1,167        2,404
                    Class D       203        627        1,078        2,327

SOUTH CAROLINA FUND

INVESTMENT OBJECTIVE
The South Carolina Fund seeks to maximize income exempt from regular federal income taxes and from South Carolina personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES
The South Carolina Fund uses the following investment strategies to pursue its investment objective:

The South Carolina Fund invests at least 80% of its net assets in South Carolina municipal securities rated investment- grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS
In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the South Carolina Fund is subject to the following risks:

.. While South Carolina has not defaulted on its bonded debt since 1879, the State did experience certain budgeting difficulties in recent years through June 30, 1993. These difficulties have not to date impacted the State's ability to pay its indebtedness, but did result in S&P lowering its rating on South Carolina general obligation bonds in 1993. The rating was restored to AAA in 1996.

.. South Carolina had year-end deficits of $87.4 million and $149 million for fiscal year 2001 and fiscal year 2002, respectively. The deficit for fiscal year 2002 exhausted the State's General Reserve Fund. The State is experiencing further revenue shortfalls in fiscal year 2003. The State has sequestered its Capital Reserve Fund for fiscal year 2003. The state has also imposed a 4.5% appropriation reduction and has sequestered an additional 0.5% of expenditures applicable to all state agencies and political subdivisions. As of December 15, 2002, ratings on the State's general obligation bonds had not been revised.

PAST PERFORMANCE
The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table beside the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

SOUTH CAROLINA FUND


                         Class A Annual Total Returns
                                Calendar Years

                                    [CHART]

  93      94      95      96      97   98      99      00      01      02
------  ------  ------  -----  -----  -----  ------  ------  -----  -----
11.71%  -6.70%  17.65%  3.93%  8.72%  5.73%  -5.59%  14.65%  3.80%  7.69%
Best calendar quarter return: 7.23% - quarter ended 3/31/95.
Worst calendar quarter return: -6.18% - quarter ended 3/31/94.

             Average Annual Total Returns--Periods Ended 12/31/02

                                     CLASS C   CLASS D
                                      SINCE     SINCE
                  ONE   FIVE   TEN  INCEPTION INCEPTION
                  YEAR  YEARS YEARS  5/27/99   2/1/94
                  ----  ----- ----- --------- ---------
Class A
  Return before
   taxes          2.52% 4.03% 5.37%    n/a       n/a
  Return after
   taxes on
   distributions  2.46  3.94  5.20     n/a       n/a
  Return after
   taxes on
   distributions
   and sale of
   Fund shares    3.27  4.11  5.22     n/a       n/a
Class C           4.66   n/a   n/a    4.20%      n/a
Class D           5.71  4.13   n/a     n/a      4.25%
Lehman Brothers
 Municipal Bond
 Index            9.60  6.06  6.71    6.51(1)   6.03(2)

  The Lehman Brothers Municipal Bond Index (Lehman Index) is an unmanaged index that does not reflect any fees, sales charges or taxes. The Lehman Index does not reflect state-specific bond market performance.
(1) From 5/31/99.
(2) From 1/31/94.

FEES AND EXPENSES

           Shareholder Fees               Class A    Class C Class D
           ----------------              -------     ------- -------
           .Maximum Sales Charge (Load).  4.75%          2%      1%
            Maximum Sales Charge (Load)
              on Purchases (as a % of
              offering price)...........  4.75%/(1)/     1%    none
            Maximum Contingent Deferred
              Sales Charge (Load) (CDSC)
              on Redemptions (as a % of
              original purchase price or
              current net asset value,
              whichever is less)........   none/(1)/     1%      1%

           Annual Fund Operating Expenses
           ------------------------------
           (as a percentage of average net assets)
           Management Fees..............   .50%        .50%    .50%
           Distribution and/or
             Service (12b-1) Fees.......   .10%       1.00%   1.00%
           Other Expenses...............   .27%        .27%    .27%
                                          -----       -----   -----
           Total Annual Fund Operating
             Expenses...................   .87%       1.77%   1.77%
                                          =====       =====   =====

/(1)/ If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                1 Year     3 Years     5 Years     10 Years
                                ------     -------     -------     --------
                    Class A      $560       $739       $  934       $1,497
                    Class C       377        652        1,050        2,163
                    Class D       280        557          959        2,084

                    If you did not sell your shares at the end of each period, your costs would be:

                                1 Year     3 Years     5 Years     10 Years
                                ------     -------     -------     --------
                    Class A      $560       $739       $  934       $1,497
                    Class C       278        652        1,050        2,163
                    Class D       180        557          959        2,084

MANAGEMENT OF THE FUNDS
A Board of Directors or Board of Trustees (as applicable) provides broad supervision over the affairs of each Fund.

J. & W. Seligman & Co. Incorporated (Seligman), 100 Park Avenue, New York, New York 10017, is the manager of each Fund. Seligman manages the investment of each Fund's assets, including making purchases and sales of portfolio securities consistent with each Fund's investment objective and strategies, and administers each Fund's business and other affairs.

Established in 1864, Seligman currently serves as manager to 23 US registered investment companies, which offer more than 60 investment portfolios with approximately $11.4 billion in assets as of December 31, 2002. Seligman also provides investment management or advice to institutional or other accounts having an aggregate value at December 31, 2002, of approximately $7.5 billion. Seligman, at its discretion, agreed to waive a portion of its fees for the fiscal year ended September 30, 2002 to limit the per annum fee of the California High-Yield Fund and Florida Fund to 0.40% and 0.35%, respectively.

Each Fund pays Seligman a fee for its management services. The fee for each Fund is equal to an annual rate of .50% of each Fund's average daily net assets.


     Affiliates of Seligman:

     Seligman Advisors, Inc.:
     Each Fund's general distributor; responsible for accepting orders for purchases and sales of Fund shares.

     Seligman Services, Inc.:
     A limited purpose broker/dealer; acts as the broker/dealer of record for shareholder accounts that do not have a designated financial advisor.

     Seligman Data Corp. (SDC):
     Each Fund's shareholder service agent; provides shareholder account services to the Fund at cost

Portfolio Management

The Funds are managed by the Seligman Municipals Team, which is headed by Mr. Thomas G. Moles. Mr. Moles, a Director and Managing Director of Seligman, has been Vice President and Portfolio Manager of the Funds since their inception. He is also Executive Vice President and Portfolio Manager of Seligman Quality Municipal Fund, Inc. and Seligman Select Municipal Fund, Inc., two closed-end investment companies.

Shareholder Information

DECIDING WHICH CLASS OF SHARES TO BUY

Each of the Fund's Classes represents an interest in the same portfolio of investments. However, each Class has its own sales charge schedule, and its ongoing 12b-1 fees may differ from other Classes. When deciding which Class of shares to buy, you should consider, among other things:

 . The amount you plan to invest.

 . How long you intend to remain invested in a Fund, or another Seligman mutual fund.

 . If you would prefer to pay an initial sales charge and lower ongoing 12b-1 fees, or be subject to a CDSC and pay higher ongoing 12b-1 fees.

 . Whether you may be eligible for reduced or no sales charges when you buy or sell shares.

Your authorized dealer or financial advisor will be able to help you decide which Class of shares best meets your needs.

--------------------------------------------------------------------------------
Class A
 . Initial sales charge on Fund purchases, as set forth below:
                                             Sales Charge   Regular Dealer
                         Sales Charge           as a %         Discount
Amount of your              as a %              of Net        as a % of
Investment           of Offering Price/(1)/ Amount Invested Offering Price
----------           ---------------------  --------------- --------------
Less than $ 50,000           4.75%               4.99%           4.25%
$50,000 - $ 99,999           4.00                4.17            3.50
$100,000 - $249,999          3.50                3.63            3.00
$250,000 - $499,999          2.50                2.56            2.25
$500,000 - $999,999          2.00                2.04            1.75
$1,000,000 and
  over/(2)/                  0.00                0.00            0.00
/(1)/ "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.
/(2)/ You will not pay an initial sales charge on purchases of $1 million or more, but you will be subject to a 1% CDSC if you sell your shares within 18 months.
 . Annual 12b-1 fee (for shareholder services) of up to 0.25%.
 . No initial sales charge on reinvested dividends or capital gain distributions.
 . Certain employer-sponsored defined contribution-type plans can purchase shares with no initial sales charge.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C
 . Initial sales charge on Fund purchases, as set forth below:
                                              Sales Charge   Regular Dealer
                          Sales Charge           as a %         Discount
Amount of your               as a %              of Net        as a % of
Investment            of Offering Price/(1)/ Amount Invested Offering Price
----------            ---------------------  --------------- --------------
Less than $100,000            1.00%               1.01%           1.00%
$100,000 - $249,999           0.50                0.50            0.50
$250,000 - $1,000,000         0.00                0.00            0.00
(1) "Offering Price" is the amount that you actually pay for Fund shares;
    it includes the initial sales charge.

--------------------------------------------------------------------------------
 Your purchase of Class C shares must be for less than $1,000,000 because if you invest $1,000,000 or more you will pay less in fees and charges if you buy
 Class A shares.
--------------------------------------------------------------------------------

 . A 1% CDSC on shares sold within eighteen months of purchase.
 . Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.
 . No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.
 . No initial sales charge on reinvested dividends or capital gain distributions.
 . No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D*
 . No initial sales charge on purchases.

 . A 1% CDSC on shares sold within one year of purchase.

 . Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

 . No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

 . No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

   *Class D shares are not available to all investors. You may purchase Class D shares only (1) if you already own Class D shares of the Fund or another Seligman mutual fund, (2) if your financial advisor of record maintains an omnibus account at SDC, or (3) pursuant to a 401(k) or other retirement plan program for which Class D shares are already available or for which the sponsor requests Class D shares because the sales charge structure of Class D shares is comparable to the sales charge structure of the other funds offered under the program.
--------------------------------------------------------------------------------

Each Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940. The plan allows each Class to pay distribution and/or service fees for the sale and distribution of its shares and/or for providing services to shareholders.

Because 12b-1 fees are paid out of each Class's assets on an ongoing basis, over time these fees will increase your investment expenses and may cost you more than other types of sales charges.

The Board of Directors or Trustees, as applicable, believes that no conflict of interest currently exists between a Fund's Class A, Class C and Class D shares. On an ongoing basis, the Directors or Trustees, in the exercise of their fiduciary duties under the Investment Company Act of 1940 and applicable state law, will seek to ensure that no such conflict arises.

How CDSCs Are Calculated
To minimize the amount of the CDSC you may pay when you sell your shares, each Fund assumes that shares acquired through reinvested dividends and capital gain distributions (which are not subject to a CDSC) are sold first. Shares that have been in your account long enough so they are not subject to a CDSC are sold next. After these shares are exhausted, shares will be sold in the order they were purchased (earliest to latest). The amount of any CDSC that you pay will be based on the shares' original purchase price or current net asset value, whichever is less.

You will not pay a CDSC when you exchange shares of any Fund to buy shares of the same class of shares of any other Seligman mutual fund ("another fund" or "other fund") or when you exchange shares of another fund to buy the same class of shares of a Fund. For the purpose of calculating the CDSC, when you exchange shares of a Fund for the same class of another fund, it will be assumed that you held the shares of the other fund since the date you purchased the shares of that Fund. Similarly, when you exchange shares of another fund for shares of a Fund, it will be assumed that you held the shares of that Fund since the date you originally purchased shares of the other fund.

PRICING OF FUND SHARES

When you buy or sell shares, you do so at the Class's net asset value (NAV) next calculated after Seligman Advisors receives your request in good order. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares. Purchase or sale orders received by an authorized dealer or your financial advisor by the close of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) and received in good order by Seligman Advisors before the close of business (5:00 p.m. Eastern time) on the same day will be executed at the Class's NAV calculated as of the close of regular trading on the NYSE on that day. However, Seligman Advisors may reject any request to purchase Fund shares under the circumstances discussed later in this Prospectus in "Important Policies That May Affect Your Account." An authorized dealer or your financial advisor is responsible for forwarding your order to Seligman Advisors before the close of business.

--------------------------------------------------------------------------------
  NAV:
  Computed separately for each Class of a Fund by dividing that Class's share of the value of the net assets of the Fund (i.e., its assets less liabilities) by the total number of outstanding shares of the Class.
--------------------------------------------------------------------------------

If your buy or sell order is received by an authorized dealer or your financial advisor after the close of regular trading on the NYSE, or is accepted by Seligman Advisors after the close of business, the order will be executed at the Class's NAV calculated as of the close of regular trading on the next NYSE trading day. When you sell shares, you receive the Class's per share NAV, less any applicable CDSC.

The NAV of a Fund's shares is determined each day, Monday through Friday, on days that the NYSE is open for trading. Because of their higher 12b-1 fees, the NAV of Class C shares and Class D shares will generally be lower than the NAV of Class A shares of a Fund.

Securities owned by a Fund are valued at current market prices. If reliable market prices are unavailable, securities are valued in accordance with procedures approved by the Funds' Board of Directors or Trustees, as applicable.

OPENING YOUR ACCOUNT

The Funds' shares are sold through authorized dealers or financial advisors who have sales agreements with Seligman Advisors. There are several programs under which you may be eligible for reduced sales charges or lower minimum investments. Ask an authorized dealer or your financial advisor if any of these programs apply to you. Class D shares are not available to all investors. For more information, see "Deciding Which Class of Shares to Buy-Class D."

To make your initial investment in a Fund, contact an authorized dealer or your financial advisor or complete an account application and send it with your check directly to SDC at the address provided on the account application. If you do not choose a Class, your investment will automatically be made in Class A shares.

The required minimum initial investments are:

  . Regular (non-retirement) accounts: $1,000
  . For accounts opened concurrently with Invest-A-Check(R):
    $100 to open if you will be making monthly investments
    $250 to open if you will be making quarterly investments

If you buy shares by check and subsequently sell the shares, SDC will not send your proceeds until your check clears, which could take up to 15 calendar days from the date of your purchase.

You will be sent a statement confirming your purchase, and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Seligman funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge for the current year and most recent prior year. Copies of year-end statements for prior years are available for a fee of $10 per year, per account, with a maximum charge of $150 per account. Send your request and a check for the fee to SDC.


If you want to be able to buy, sell, or exchange shares  by  telephone, you should complete an application when you open your  account.  This will prevent you from having to complete a supplemental election form (which may require a signature guarantee) at a later date.

HOW TO BUY ADDITIONAL SHARES
After you have made your initial investment, there are many options available to make additional purchases of Fund shares. Subsequent purchases must be for $100 or more.

Shares may be purchased through an authorized dealer or your financial advisor, or you may send a check directly to SDC. Please provide either an investment slip or a note that provides your name(s), Fund name and account number. Unless you indicate otherwise, your investment will be made in the Class you already own. Send investment checks to:

           Seligman Data Corp.
           P.O. Box 9766
           Providence, RI 02940-9766

Your check must be in US dollars and be drawn on a US bank. You may not use cash, checks made payable to cash, third party checks, traveler's checks or credit card convenience checks for investment.

You may also use the following account services to make additional investments:

Invest-A-Check.(R) You may buy Fund shares electronically from a savings or checking account of an Automated Clearing House (ACH) member bank. If your bank is not a member of ACH, the Fund will debit your checking account by preauthorized checks. You may buy Fund shares at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you use Invest-A-Check(R), you must continue to make automatic investments until the Fund's minimum initial investment of $1,000 is met or your account may be closed.

Automatic Dollar-Cost-Averaging. If you have at least $5,000 in Seligman Cash Management Fund, you may exchange uncertificated shares of that Fund to buy shares of the same class of another Seligman mutual fund at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you exchange Class A shares or Class C shares, you may pay an initial sales charge to buy Fund shares.

Automatic CD Transfer. You may instruct your bank to invest the proceeds of a maturing bank certificate of deposit in shares of a Fund. If you wish to use this service, contact SDC or an authorized dealer or your financial advisor to obtain the necessary forms. Because your bank may charge you a penalty, it is not normally advisable to withdraw CD assets before maturity.

Dividends From Other Investments. You may have your dividends from other companies paid to the Fund. (Dividend checks must include your name, account number, Fund name and Class of shares and be drawn in an amount of $100 or more.)

Direct Deposit. You may buy Fund shares electronically with funds from your employer, the IRS or any other institution that provides direct deposit. Call SDC for more information.

Seligman Time Horizon Matrix/SM/. (Requires an initial total investment of $10,000.) This is a needs-based investment process, designed to help you and your financial advisor plan to seek your long-term financial goals. It considers your financial needs, and helps frame a personalized asset allocation strategy around the cost of your future commitments and the time you have to meet them. Contact an authorized dealer or your financial advisor for more information.

Seligman Harvester/SM Patent Pending/. If you are a retiree or nearing retirement, this program is designed to help you establish an investmsent strategy that seeks to meet your income needs throughout your retirement. The strategy is customized to your personal financial situation by allocating your assets to seek to address your income requirements, prioritizing your expenses and establishing a prudent withdrawal schedule. Contact an authorized dealer or your financial advisor for more information.

HOW TO EXCHANGE SHARES AMONG THE SELIGMAN MUTUAL FUNDS

You may sell Fund shares to buy shares of the same Class of another Seligman mutual fund, or you may sell shares of another Seligman mutual fund to buy these Fund shares. Exchanges will be made at each Fund's respective NAV. You will not pay an initial sales charge when you exchange, unless you exchange Class A shares or Class C shares of Seligman Cash Management Fund to buy shares of the same class of a Fund or another Seligman mutual fund.

Only your dividend and capital gain distribution options and telephone services will be automatically carried over to any new fund account. If you wish to carry over any other account options (for example, Invest-A-Check(R) or Systematic Withdrawals) to the new fund, you must specifically request so at the time of your exchange.

If you exchange into a new fund, you must exchange enough to meet the new fund's required minimum initial investment. Before making an exchange, contact an authorized dealer or your financial advisor or SDC to obtain the applicable fund prospectus(es). You should read and understand a fund's prospectus before investing. Some funds may not offer all classes of shares.

HOW TO SELL SHARES

The easiest way to sell Fund shares is by phone. If you have telephone services, you may be able use this service to sell Fund shares. Restrictions apply to certain types of accounts. Please see "Important Policies That May Affect Your Account."

When you sell Fund shares by phone, a check for the proceeds is sent to your address of record. If you have current ACH bank information on file, you may have the proceeds of the sale of your Fund shares directly deposited into your bank account (typically, 3-4 business days after your shares are sold).

You may sell shares to the Fund through an authorized dealer or your financial advisor. The Fund does not charge any fees or expenses, other than any applicable CDSC, for this transaction; however, the authorized dealer or financial advisor may charge a service fee. Contact an authorized dealer or your financial advisor for more information.

You may always send a written request to sell Fund shares; however, it may take longer to get your money. To protect you and a Fund, if your written redemption request is for $25,000 or more, SDC will seek telephone confirmation from you, an authorized dealer or your financial advisor before sending any money. If the proceeds are: (1) $50,000 or more; (2) to be paid to someone other than the account owner; or (3) to be mailed to your financial advisor, then before sending any money a Fund will require:

 . a signed, written redemption request;
 . telephone confirmation; and
 . a signature guarantee.

Confirmations will not affect the date on which your redemption request is actually processed.


  Signature Guarantee:
  Protects you and the Funds from fraud. It guarantees that a signature is genuine. A guarantee must be obtained from an eligible financial institution. Notarization by a notary public is not an acceptable signature guarantee.


You may need to provide additional documents to sell Fund shares if you are:

 . a corporation;
 . an executor or administrator;
 . a trustee or custodian; or
 . in a retirement plan.

If your Fund shares are represented by certificates, you will need to surrender the certificates to SDC before you sell your shares.

Contact an authorized dealer or your financial advisor or SDC's Shareholder Services Department for information on selling your Fund shares under any of the above circumstances.

You may also use the following account services to sell Fund shares:

Systematic Withdrawal Plan. If you have at least $5,000 in a Fund, you may withdraw (sell) a fixed dollar amount (minimum of $50) of uncertificated shares at regular intervals. A check will be sent to you at your address of record or, if you have current ACH bank information on file, you may have your payments directly deposited to your predesignated bank account in 3-4 business days after your shares are sold. If you bought $1,000,000 or more of Class A shares without an initial sales charge, your withdrawals may be subject to a 1% CDSC if they occur within 18 months of purchase. If you own Class C shares or Class D shares and reinvest your dividends and capital gain distributions, you may annually withdraw 10% of the value of your Fund account (at the time of election) without a CDSC.

Check Redemption Service. If you have at least $25,000 in a Fund, you may ask SDC to provide checks which may be drawn against your account in amounts of $500 or more. You can elect this service on your initial application or contact SDC for the appropriate forms to establish this service. If you own Class A shares that were bought at NAV because of the size of your purchase, check redemptions may be subject to a CDSC. If you own Class C or Class D shares, you may use this service only with respect to shares that you have held for at least one year or eighteen months, respectively.

IMPORTANT POLICIES THAT MAY AFFECT YOUR ACCOUNT
To protect you and other shareholders, each Fund reserves the right to:

 . Refuse an exchange request if:

     1.you have exchanged twice from the same fund in any three-month period;

     2.the amount you wish to exchange equals the lesser of $1,000,000 or 1% of a Fund's net assets; or

     3.you, an authorized dealer or your financial advisor have been advised that previous patterns of purchases and sales or exchanges have been considered excessive.

 . Refuse any request to buy Fund shares;

 . Reject any request received by telephone;

 . Suspend or terminate telephone services;

 . Reject a signature guarantee that SDC believes may be fraudulent;

 . Close your fund account if its value falls below $500, although the Funds generally will not close an account that falls below $500 as a result of a market decline. The Funds will notify you in writing at least 30 days before closing the account;

 . Close your account if it does not have a certified taxpayer identification number.

Telephone Services
You, an authorized dealer or your financial advisor will be able to place the following requests by telephone, unless you indicate on your account application that you do not want telephone services:

 . Sell uncertificated shares (up to $50,000 per day, payable to account owner(s) and mailed to address of record);

 . Exchange shares between funds;

 . Change dividend and/or capital gain distribution options;

 . Change your address;

 . Establish systematic withdrawals to address of record.

If you do not complete an account application when you open your account, telephone services must be elected on a supplemental election form (which may require a signature guarantee).

Restrictions apply to certain types of accounts:

 . Trust accounts on which the current trustee is not listed may not sell Fund shares by phone;

 . Corporations may not sell Fund shares by phone;

 . IRAs may only exchange Fund shares or request address changes by phone;

 . Group retirement plans may not sell Fund shares by phone; plans that allow participants to exchange by phone must provide a letter of authorization signed by the plan custodian or trustee and provide a supplemental election form signed by all plan participants.

Unless you have current ACH bank information on file, you will not be able to sell Fund shares by phone within 30 days following an address change.

Your telephone request must be communicated to an SDC representative. You may not request any phone transactions via the automated access line.

You may cancel telephone services at any time by sending a written request to SDC. Each account owner, by accepting or adding telephone services, authorizes each of the other owners to make requests by phone. An authorized dealer or your financial advisor may not establish telephone services without your written authorization. SDC will send written confirmation to the address of record when telephone services are added or terminated.

During times of heavy call volume, you may not be able to get through to SDC by phone to request a sale or exchange of Fund shares. In this case, you may need to send written instructions, and it may take longer for your request to be processed. A Fund's NAV may fluctuate during this time.

The Funds and SDC will not be liable for processing requests received by phone as long as it was reasonable to believe that the request was genuine. The Funds and SDC will employ reasonable procedures to confirm whether instructions received by telephone are genuine, and, if they do not, they may be liable for any losses due to unauthorized or fraudulent instructions.

Reinstatement Privilege
If you sell Fund shares, you may, within 120 calendar days, use part or all of the proceeds to buy shares of a Fund or another Seligman mutual fund (reinstate your investment) without paying an initial sales charge or, if you paid a CDSC when you sold your shares, receiving a credit for the applicable CDSC paid. This privilege is available only once each calendar year. Contact an authorized dealer or your financial advisor for more information. You should consult your tax advisor concerning possible tax consequences of exercising this privilege.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

Each Fund generally declares dividends from its net investment income daily and pays dividends on the 17th of each month. If the 17th day of the month falls on a weekend or on a NYSE holiday, dividends will be paid on the previous business day. The Funds distribute any net capital gains realized on investments annually. It is expected that the Funds' distributions will be primarily income dividends.

--------------------------------------------------------------------------------
Dividend:
A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest earned on portfolio securities less expenses).

Capital Gain Distribution:
A payment to mutual fund shareholders which represents profits realized on the sale of securities in a Fund's portfolio.

Ex-dividend Date:
The day on which any declared distributions (dividends or capital gains)
are deducted from the Fund's assets before it calculates its NAV.
--------------------------------------------------------------------------------

You may elect to:

(1) reinvest both dividends and capital gain distributions;

(2) receive dividends in cash and reinvest capital gain distributions; or

(3) receive both dividends and capital gain distributions in cash.

Your dividends and capital gain distributions will be reinvested if you do not instruct otherwise.

If you want to change your election, you may write SDC at the address listed on the back cover of this Prospectus or, if you have telephone services, you, an authorized dealer or your financial advisor may call SDC. Your request must be received by SDC before the record date to be effective for that dividend or capital gain distribution.

Cash dividends or capital gain distributions will be sent by check to your address of record or, if you have current ACH bank information on file, directly deposited into your predesignated bank account within 3-4 business days from the payable date.

Dividends and capital gain distributions are reinvested to buy additional Fund shares on the payable date using the NAV of the payable date.

Dividends on Class C shares and Class D shares will be lower than the dividends on Class A shares as a result of their higher 12b-1 fees. Capital gain distributions, if any, will be paid in the same amount for each Class.

TAXES

Each Fund intends to pay dividends that are primarily exempt from regular federal income taxes and (except for National Fund) regular personal income taxes in its respective state. A Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Accordingly, a portion of dividends paid by the Funds that are not otherwise exempt generally are taxable to you as ordinary income. Income exempt from federal tax may be subject to state and local tax.

Any capital gains distributed by a Fund may be taxable, whether you take them in cash or reinvest them to buy additional Fund shares. Capital gains may be taxed at different rates depending on the length of time a Fund holds its assets.

When you sell Fund shares, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your shares for one year or less. However, if you sell Fund shares on which a long-term capital gain distribution has been received and you held the shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

An exchange of Fund shares is a sale and may result in a gain or loss for federal income tax purposes.

Each January, you will be sent information on the tax status of any distributions made during the previous calendar year. If you would like more specific information on the possible tax consequences of investing in a particular Fund, you should read that Fund's Statement of Additional Information. However, because each shareholder's situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

Financial Highlights

The tables below are intended to help you understand the financial performance of each Fund's Classes for the past five years or, if less than five years, the period of the Class's operations. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. "Total return" shows the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and capital gain distributions. Total returns do not reflect any sales charges or taxes and are not annualized for periods of less than one year. Deloitte & Touche LLP, independent auditors, have audited this information. Their reports, along with the Funds' financial statements, are included in each Fund's Annual Report, which is available upon request.

NATIONAL FUND

                                                       CLASS A                                  CLASS C
                                    ---------------------------------------------  -------------------------------
                                                                                         Year ended
                                               Year ended September 30,                 September 30,      5/27/99**
                                    ---------------------------------------------  ----------------------     to
                                      2002     2001     2000     1999      1998     2002    2001    2000    9/30/99
                                    -------  -------  -------  -------   --------  ------  ------  ------  ---------
Per Share Data:*
Net asset value, beginning of
 period............................   $7.98    $7.65    $7.68    $8.32      $8.01   $7.98   $7.65   $7.68    $8.08
                                    -------  -------  -------  -------   --------  ------  ------  ------   ------
Income from investment operations:
 Net investment income (loss)00....    0.37     0.37     0.39     0.39       0.39    0.30    0.30    0.32     0.11
 Net gains or losses on
  securities (both realized
  and unrealized)00................    0.06     0.33    (0.03)   (0.64)      0.31    0.06    0.33   (0.03)   (0.40)
                                    -------  -------  -------  -------   --------  ------  ------  ------   ------
Total from investment operations...    0.43     0.70     0.36    (0.25)      0.70    0.36    0.63    0.29    (0.29)
                                    -------  -------  -------  -------   --------  ------  ------  ------   ------
Less distributions:
 Dividends from net investment
  income...........................   (0.36)   (0.37)   (0.39)   (0.39)     (0.39)  (0.29)  (0.30)  (0.32)   (0.11)
 Distributions from capital gains..      --       --       --       --         --      --      --      --       --
                                    -------  -------  -------  -------   --------  ------  ------  ------   ------
Total distributions................   (0.36)   (0.37)   (0.39)   (0.39)     (0.39)  (0.29)  (0.30)  (0.32)   (0.11)
                                    -------  -------  -------  -------   --------  ------  ------  ------   ------
Net asset value, end of period.....   $8.05    $7.98    $7.65    $7.68      $8.32   $8.05   $7.98   $7.65    $7.68
                                    =======  =======  =======  =======   ========  ======  ======  ======   ======
Total Return:                          5.62%    9.36%    4.88%   (3.11)%     9.00%   4.67%   8.38%   3.94%   (3.38)%

Ratios/Supplemental Data:
Net assets, end of period (in
 thousands)........................ $89,243  $89,117  $87,583  $90,296   $101,909  $5,903  $3,029  $1,056     $115
Ratio of expenses to average net
 assets............................   0.89%    0.91%    0.87%    0.83%      0.80%   1.79%   1.81%   1.77%    1.74%+
Ratio of net income (loss) to
 average net assets00..............   4.64%    4.74%    5.18%    4.83%      4.82%   3.74%   3.84%   4.28%    4.10%+
Portfolio turnover rate............   6.97%   20.58%    6.54%   13.37%     18.00%   6.97%  20.58%   6.54%   13.37%++

                                                    CLASS D
                                    ---------------------------------------

                                            Year ended September 30,
                                    ---------------------------------------
                                     2002    2001    2000     1999    1998
                                    ------  ------  ------  ------   ------
Per Share Data:*
Net asset value, beginning of
 period............................  $7.98   $7.65   $7.68   $8.31    $8.02
                                    ------  ------  ------  ------   ------
Income from investment operations:
 Net investment income (loss)00....   0.30    0.30    0.32    0.32     0.32
 Net gains or losses on
  securities (both realized
  and unrealized)00................   0.06    0.33   (0.03)  (0.63)    0.29
                                    ------  ------  ------  ------   ------
Total from investment operations...   0.36    0.63    0.29   (0.31)    0.61
                                    ------  ------  ------  ------   ------
Less distributions:
 Dividends from net investment
  income...........................  (0.29)  (0.30)  (0.32)  (0.32)   (0.32)
 Distributions from capital gains..     --      --      --      --       --
                                    ------  ------  ------  ------   ------
Total distributions................  (0.29)  (0.30)  (0.32)  (0.32)   (0.32)
                                    ------  ------  ------  ------   ------
Net asset value, end of period.....  $8.05   $7.98   $7.65   $7.68    $8.31
                                    ======  ======  ======  ======   ======
Total Return:                         4.67%   8.38%   3.94%  (3.85)%   7.76%

Ratios/Supplemental Data:
Net assets, end of period (in
 thousands)........................ $4,059  $3,547  $3,839  $8,079   $7,392
Ratio of expenses to average net
 assets............................  1.79%   1.81%   1.77%   1.73%    1.71%
Ratio of net income (loss) to
 average net assets00..............  3.74%   3.84%   4.28%   3.93%    3.91%
Portfolio turnover rate............  6.97%  20.58%   6.54%  13.37%   18.00%

--------------
See footnotes on page 68.

CALIFORNIA HIGH-YIELD FUND

                                      CLASS A                                 CLASS C
                   --------------------------------------------  -------------------------------
                                                                       Year ended
                             Year ended September 30,                 September 30,      5/27/99**
                   --------------------------------------------  ----------------------     to
                     2002     2001     2000     1999      1998    2002    2001    2000    9/30/99
                   -------  -------  -------  -------   -------  ------  ------  ------  ---------
Per Share
Data:*
Net asset
 value,
 beginning of
 period...........   $6.63    $6.33    $6.28    $6.80     $6.61   $6.64   $6.34   $6.29    $6.62
                   -------  -------  -------  -------   -------  ------  ------  ------   ------
Income from
 investment
 operations:
 Net
  investment
  income
  (loss)..........    0.29     0.30     0.32     0.31      0.32    0.23    0.25    0.27     0.09
 Net gains or
  losses on
  securities
  (both
  realized and
  unrealized).....    0.13     0.30     0.13    (0.50)     0.22    0.13    0.30    0.13    (0.33)
                   -------  -------  -------  -------   -------  ------  ------  ------   ------
Total from
 investment
 operations.......    0.42     0.60     0.45    (0.19)     0.54    0.36    0.55    0.40    (0.24)
                   -------  -------  -------  -------   -------  ------  ------  ------   ------
Less
 distributions:
 Dividends
  from
  net investment
  income..........   (0.29)   (0.30)   (0.32)   (0.31)    (0.32)  (0.23)  (0.25)  (0.27)   (0.09)
 Distributions
  from capital
  gains...........   (0.02)      --    (0.08)   (0.02)    (0.03)  (0.02)     --   (0.08)      --
                   -------  -------  -------  -------   -------  ------  ------  ------   ------
Total
 distributions....   (0.31)   (0.30)   (0.40)   (0.33)    (0.35)  (0.25)  (0.25)  (0.35)   (0.09)
                   -------  -------  -------  -------   -------  ------  ------  ------   ------
Net asset
 value, end of
 period...........   $6.74    $6.63    $6.33    $6.28     $6.80   $6.75   $6.64   $6.34    $6.29
                   =======  =======  =======  =======   =======  ======  ======  ======   ======
Total Return:         6.50%    9.74%    7.49%   (2.82)%    8.45%   5.57%   8.74%   6.53%   (3.79)%

Ratios/Supplemental Data:
Net assets,
 end of
 period (in
 thousands)....... $51,011  $50,239  $47,915  $57,807   $58,374  $3,457  $3,293  $1,546   $1,041
Ratio of
 expenses to
 average net
 assets...........   0.84%    0.70%    0.71%    0.84%     0.82%   1.74%   1.60%   1.61%    1.72%+
Ratio of net
 income (loss)
 to average
 net assets00.....   4.41%    4.69%    5.23%    4.71%     4.81%   3.51%   3.79%   4.33%    3.95%+
Portfolio
 turnover rate....  11.72%    2.95%    5.20%   27.61%    10.75%  11.72%   2.95%   5.20%   27.61%++
Without
 expense
 reimbursement:***
Ratio of
 expenses to
 average net
 assets...........   0.94%    0.95%    0.91%                      1.84%   1.85%   1.81%
Ratio of net
 income (loss)
 to average
 net assetsoo/
 /................   4.31%    4.44%    5.04%                      3.41%   3.54%+  4.13%

                                    CLASS D
                    ---------------------------------------

                            Year ended September 30,
                    ---------------------------------------
                     2002    2001    2000     1999    1998
                    ------  ------  ------  ------   ------
Per Share
Data:*
Net asset
 value,
 beginning of
 period...........   $6.64   $6.34   $6.29   $6.80    $6.61
                    ------  ------  ------  ------   ------
Income from
 investment
 operations:
 Net
  investment
  income
  (loss)..........    0.23    0.25    0.27    0.25     0.26
 Net gains or
  losses on
  securities
  (both
  realized and
  unrealized).....    0.13    0.30    0.13   (0.49)    0.22
                    ------  ------  ------  ------   ------
Total from
 investment
 operations.......    0.36    0.55    0.40   (0.24)    0.48
                    ------  ------  ------  ------   ------
Less
 distributions:
 Dividends
  from
  net investment
  income..........   (0.23)  (0.25)  (0.27)  (0.25)   (0.26)
 Distributions
  from capital
  gains...........   (0.02)     --   (0.08)  (0.02)   (0.03)
                    ------  ------  ------  ------   ------
Total
 distributions....   (0.25)  (0.25)  (0.35)  (0.27)   (0.29)
                    ------  ------  ------  ------   ------
Net asset
 value, end of
 period...........   $6.75   $6.64   $6.34   $6.29    $6.80
                    ======  ======  ======  ======   ======
Total Return:         5.57%   8.74%   6.53%  (3.54)%   7.47%

Ratios/Supplemental Data:
Net assets,
 end of
 period (in
 thousands).......  $5,419  $5,938  $5,880  $7,658   $6,393
Ratio of
 expenses to
 average net
 assets...........   1.74%   1.60%   1.61%   1.74%    1.73%
Ratio of net
 income (loss)
 to average
 net assets00.....   3.51%   3.79%   4.33%   3.81%    3.90%
Portfolio
 turnover rate....  11.72%   2.95%   5.20%  27.61%   10.75%
Without
 expense
 reimbursement:***
Ratio of
 expenses to
 average net
 assets...........   1.84%   1.85%   1.81%
Ratio of net
 income (loss)
 to average
 net assetsoo/
 /................   3.41%   3.54%   4.13%

--------------
See footnotes on page 68.

CALIFORNIA QUALITY FUND

                                    CLASS A                                CLASS C
                 --------------------------------------------  ------------------------------
                                                                     Year ended
                           Year ended September 30,                September 30,      5/27/99**
                 --------------------------------------------  ---------------------     to
                   2002     2001     2000     1999      1998    2002    2001    2000   9/30/99
                 -------  -------  -------  -------   -------  ------  ------  -----  ---------
Per Share
Data:*
Net asset
 value,
 beginning of
 period.........   $6.90    $6.53    $6.42    $7.21     $6.99   $6.88   $6.51  $6.40    $6.75
                 -------  -------  -------  -------   -------  ------  ------  -----   ------
Income from
 investment
 operations:
 Net
  investment
  income
  (loss)........    0.29     0.30     0.30     0.31      0.33    0.23    0.24   0.25     0.09
 Net gains or
  losses on
  securities
  (both
  realized and
  unrealized)...    0.20     0.39     0.18    (0.56)     0.25    0.18    0.39   0.18    (0.35)
                 -------  -------  -------  -------   -------  ------  ------  -----   ------
Total from
 investment
 operations.....    0.49     0.69     0.48    (0.25)     0.58    0.41    0.63   0.43    (0.26)
                 -------  -------  -------  -------   -------  ------  ------  -----   ------
Less
 distributions:
 Dividends
  from
  net investment
  income........   (0.29)   (0.30)   (0.30)   (0.31)    (0.33)  (0.22)  (0.24) (0.25)   (0.09)
 Distributions
  from capital
  gains.........   (0.06)   (0.02)   (0.07)   (0.23)    (0.03)  (0.06)  (0.02) (0.07)      --
                 -------  -------  -------  -------   -------  ------  ------  -----   ------
Total
 distributions..   (0.35)   (0.32)   (0.37)   (0.54)    (0.36)  (0.28)  (0.26) (0.32)   (0.09)
                 -------  -------  -------  -------   -------  ------  ------  -----   ------
Net asset
 value, end of
 period.........   $7.04    $6.90    $6.53    $6.42     $7.21   $7.01   $6.88  $6.51    $6.40
                 =======  =======  =======  =======   =======  ======  ======  =====   ======
Total Return:       7.29%   10.72%    7.95%   (3.68)%    8.67%   6.20%   9.81%  7.00%   (4.04)%

Ratios/Supplemental Data:
Net assets,
 end of
 period (in
 thousands)..... $74,713  $74,585  $70,905  $74,793   $87,522  $5,067  $1,952   $204      $10
Ratio of
 expenses to
 average net
 assets.........   0.87%    0.87%    0.87%    0.82%     0.77%   1.77%   1.77%  1.77%    1.72%+
Ratio of net
 income (loss)
 to average
 net assets00...   4.23%    4.42%    4.83%    4.56%     4.75%   3.33%   3.52%  3.93%    3.80%+
Portfolio
 turnover rate..   6.40%   19.83%    1.33%   20.24%    30.82%   6.40%  19.83%  1.33%   20.24%++

                                          CLASS D
                          --------------------------------------

                                  Year ended September 30,
                          --------------------------------------
                           2002    2001    2000     1999   1998
                          ------  ------  ------  ------  ------
Per Share
Data:*
Net asset
 value,
 beginning of
 period.........           $6.88   $6.51   $6.40   $7.19   $6.97
                          ------  ------  ------  ------  ------
Income from
 investment
 operations:
 Net
  investment
  income
  (loss)........            0.23    0.24    0.25    0.25    0.27
 Net gains or
  losses on
  securities
  (both
  realized and
  unrealized)...            0.18    0.39    0.18   (0.56)   0.25
                          ------  ------  ------  ------  ------
Total from
 investment
 operations.....            0.41    0.63    0.43   (0.31)   0.52
                          ------  ------  ------  ------  ------
Less
 distributions:
 Dividends
  from
  net investment
  income........           (0.22)  (0.24)  (0.25)  (0.25)  (0.27)
 Distributions
  from capital
  gains.........           (0.06)  (0.02)  (0.07)  (0.23)  (0.03)
                          ------  ------  ------  ------  ------
Total
 distributions..           (0.28)  (0.26)  (0.32)  (0.48)  (0.30)
                          ------  ------  ------  ------  ------
Net asset
 value, end of
 period.........           $7.01   $6.88   $6.51   $6.40   $7.19
                          ======  ======  ======  ======  ======
Total Return:               6.20%   9.81%   7.00%  (4.58)%  7.71%

Ratios/Supplemental Data:
Net assets,
 end of
 period (in
 thousands).....          $1,956  $3,344  $3,666  $4,286   $2,302
Ratio of
 expenses to
 average net
 assets.........           1.77%   1.77%   1.77%   1.72%    1.68%
Ratio of net
 income (loss)
 to average
 net assets00...           3.33%   3.52%   3.93%   3.66%    3.84%
Portfolio
 turnover rate..           6.40%  19.83%   1.33%  20.24%   30.82%

--------------
See footnotes on page 68.

COLORADO FUND

                                                                        CLASS A                                CLASS C
                                                     --------------------------------------------  -----------------------------
                                                                                                        Year ended
                                                               Year ended September 30,                September 30,     5/27/99**
                                                     --------------------------------------------  --------------------     to
                                                       2002     2001     2000     1999      1998    2002   2001    2000   9/30/99
                                                     -------  -------  -------  -------   -------  -----  ------  -----  ---------
Per Share Data:*
Net asset value, beginning of period................   $7.47    $7.02    $7.10    $7.64     $7.42  $7.46   $7.02  $7.09    $7.47
                                                     -------  -------  -------  -------   -------  -----  ------  -----    -----
Income from investment operations:
 Net investment income (loss).......................    0.32     0.34     0.35     0.34      0.36   0.25    0.28   0.28     0.10
 Net gains or losses on securities
  (both realized and unrealized)....................    0.23     0.45    (0.03)   (0.54)     0.22   0.23    0.44  (0.02)   (0.38)
                                                     -------  -------  -------  -------   -------  -----  ------  -----    -----
Total from investment operations....................    0.55     0.79     0.32    (0.20)     0.58   0.48    0.72   0.26    (0.28)
                                                     -------  -------  -------  -------   -------  -----  ------  -----    -----
Less distributions:
 Dividends from net investment income...............   (0.32)   (0.34)   (0.35)   (0.34)    (0.36) (0.25)  (0.28) (0.28)   (0.10)
 Distributions from capital gains...................   (0.01)      --    (0.05)      --        --  (0.01)     --  (0.05)      --
                                                     -------  -------  -------  -------   -------  -----  ------  -----    -----
Total distributions.................................   (0.33)   (0.34)   (0.40)   (0.34)    (0.36) (0.26)  (0.28) (0.33)   (0.10)
                                                     -------  -------  -------  -------   -------  -----  ------  -----    -----
Net asset value, end of period......................   $7.69    $7.47    $7.02    $7.10     $7.64  $7.68   $7.46  $7.02    $7.09
                                                     =======  =======  =======  =======   =======  =====  ======  =====    =====
Total Return:                                           7.60%   11.44%    4.64%   (2.67)%    8.03%  6.59%  10.39%  3.86%   (3.93)%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)............ $39,155  $37,429  $37,358  $44,649   $45,583   $169     $96    $76      $60
Ratio of expenses to average net assets.............   0.96%    0.94%    0.91%    0.87%     0.90%  1.86%   1.84%  1.81%    1.73%+
Ratio of net income (loss) to average net assets00..   4.31%    4.63%    4.99%    4.60%     4.80%  3.41%   3.73%  4.09%    3.85%+
Portfolio turnover rate.............................   9.45%   11.31%    8.81%    7.91%    28.66%  9.45%  11.31%  8.81%    7.91%++

                                                                    CLASS D
                                                     ------------------------------------

                                                           Year ended September 30,
                                                     ------------------------------------
                                                      2002   2001    2000   1999    1998
                                                     -----  ------  -----  -----   ------
Per Share Data:*
Net asset value, beginning of period................ $7.46   $7.02  $7.09  $7.63    $7.42
                                                     -----  ------  -----  -----   ------
Income from investment operations:
 Net investment income (loss).......................  0.25    0.28   0.28   0.28     0.29
 Net gains or losses on securities
  (both realized and unrealized)....................  0.23    0.44  (0.02) (0.54)    0.21
                                                     -----  ------  -----  -----   ------
Total from investment operations....................  0.48    0.72   0.26  (0.26)    0.50
                                                     -----  ------  -----  -----   ------
Less distributions:
 Dividends from net investment income............... (0.25)  (0.28) (0.28) (0.28)   (0.29)
 Distributions from capital gains................... (0.01)     --  (0.05)    --       --
                                                     -----  ------  -----  -----   ------
Total distributions................................. (0.26)  (0.28) (0.33) (0.28)   (0.29)
                                                     -----  ------  -----  -----   ------
Net asset value, end of period...................... $7.68   $7.46  $7.02  $7.09    $7.63
                                                     =====  ======  =====  =====   ======
Total Return:                                         6.59%  10.39%  3.86% (3.57)%   6.90%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)............  $461    $609   $505   $917     $344
Ratio of expenses to average net assets............. 1.86%   1.84%  1.81%  1.77%    1.80%
Ratio of net income (loss) to average net assets00.. 3.41%   3.73%  4.09%  3.70%    3.90%
Portfolio turnover rate............................. 9.45%  11.31%  8.81%  7.91%   28.66%

--------------
See footnotes on page 68.

FLORIDA FUND

                                                                        CLASS A                                  CLASS C
                                                     --------------------------------------------  ---------------------------------
                                                                                                         Year ended
                                                               Year ended September 30,                 September 30,      5/27/99**
                                                     --------------------------------------------  ----------------------     to
                                                       2002     2001     2000     1999      1998    2002    2001    2000    9/30/99
                                                     -------  -------  -------  -------   -------  ------  ------  ------  ---------
Per Share Data:*
Net asset value, beginning of period................   $7.88    $7.48    $7.41    $8.07     $7.80   $7.90   $7.50   $7.43    $7.83
                                                     -------  -------  -------  -------   -------  ------  ------  ------   ------
Income from investment operations:
 Net investment income (loss).......................    0.34     0.36     0.37     0.34      0.35    0.29    0.31    0.32     0.10
 Net gains or losses on securities (both realized
  and unrealized)...................................    0.20     0.43     0.11    (0.61)     0.34    0.19    0.43    0.11    (0.40)
                                                     -------  -------  -------  -------   -------  ------  ------  ------   ------
Total from investment operations....................    0.54     0.79     0.48    (0.27)     0.69    0.48    0.74    0.43    (0.30)
                                                     -------  -------  -------  -------   -------  ------  ------  ------   ------
Less distributions:
 Dividends from net investment income...............   (0.34)   (0.36)   (0.37)   (0.34)    (0.35)  (0.28)  (0.31)  (0.32)   (0.10)
 Distributions from capital gains...................      --    (0.03)   (0.04)   (0.05)    (0.07)     --   (0.03)  (0.04)      --
                                                     -------  -------  -------  -------   -------  ------  ------  ------   ------
Total distributions.................................   (0.34)   (0.39)   (0.41)   (0.39)    (0.42)  (0.28)  (0.34)  (0.36)   (0.10)
                                                     -------  -------  -------  -------   -------  ------  ------  ------   ------
Net asset value, end of period......................   $8.08    $7.88    $7.48    $7.41     $8.07   $8.10   $7.90   $7.50    $7.43
                                                     =======  =======  =======  =======   =======  ======  ======  ======   ======
Total Return:                                           7.08%   10.78%    6.78%   (3.42)%    9.16%   6.26%   9.97%   5.98%   (3.96)%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)............ $37,513  $36,695  $34,949  $37,606   $42,464  $3,839  $2,274    $699     $254
Ratio of expenses to average net assets.............   0.94%    0.70%    0.72%    1.03%     1.00%   1.69%   1.45%   1.47%    1.78%+
Ratio of net income (loss) to average net assets00..   4.37%    4.70%    5.08%    4.38%     4.45%   3.62%   3.95%   4.33%    3.82%+
Portfolio turnover rate.............................  10.19%    9.57%   12.68%   18.31%     6.73%  10.19%   9.57%  12.68%   18.31%++
Without expense reimbursement:***
Ratio of expenses to average net assets.............   1.09%    1.08%    1.09%                      1.84%   1.83%   1.84%
Ratio of net income (loss) to average net
 assetsoo/ /........................................   4.22%    4.32%    4.71%                      3.47%   3.57%   3.96%

                                                                     CLASS D
                                                      ---------------------------------------

                                                              Year ended September 30,
                                                      ---------------------------------------
                                                       2002    2001    2000     1999    1998
                                                      ------  ------  ------  ------   ------
Per Share Data:*
Net asset value, beginning of period..............     $7.90   $7.50   $7.43   $8.08    $7.81
                                                      ------  ------  ------  ------   ------
Income from investment operations:
 Net investment income (loss).....................      0.29    0.31    0.32    0.28     0.29
 Net gains or losses on securities (both realized
  and unrealized).................................      0.19    0.43    0.11   (0.60)    0.34
                                                      ------  ------  ------  ------   ------
Total from investment operations..................      0.48    0.74    0.43   (0.32)    0.63
                                                      ------  ------  ------  ------   ------
Less distributions:
 Dividends from net investment income.............     (0.28)  (0.31)  (0.32)  (0.28)   (0.29)
 Distributions from capital gains.................        --   (0.03)  (0.04)  (0.05)   (0.07)
                                                      ------  ------  ------  ------   ------
Total distributions...............................     (0.28)  (0.34)  (0.36)  (0.33)   (0.36)
                                                      ------  ------  ------  ------   ------
Net asset value, end of period....................     $8.10   $7.90   $7.50   $7.43    $8.08
                                                      ======  ======  ======  ======   ======
Total Return:                                           6.26%   9.97%   5.98%  (4.01)%   8.32%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)..........    $1,904  $1,811  $1,463  $1,843   $1,940
Ratio of expenses to average net assets...........     1.69%   1.45%   1.47%   1.78%    1.77%
Ratio of net income (loss) to average net assets00     3.62%   3.95%   4.33%   3.63%    3.68%
Portfolio turnover rate...........................    10.19%   9.57%  12.68%  18.31%    6.73%
Without expense reimbursement:***
Ratio of expenses to average net assets...........     1.84%   1.83%   1.84%
Ratio of net income (loss) to average net
 assetsoo/ /......................................     3.47%   3.57%   3.96%

--------------
See footnotes on page 68.

GEORGIA FUND

                                                                          CLASS A                                CLASS C
                                                       --------------------------------------------  -------------------------------
                                                                                                          Year ended
                                                                 Year ended September 30,                September 30,     5/27/99**
                                                       --------------------------------------------  --------------------     to
                                                         2002     2001     2000     1999      1998    2002    2001   2000   9/30/99
                                                       -------  -------  -------  -------   -------  ------  -----  -----  ---------
Per Share Data:*
Net asset value, beginning of period..................   $7.89    $7.64    $7.75    $8.38     $8.12   $7.91  $7.66  $7.76    $8.17
                                                       -------  -------  -------  -------   -------  ------  -----  -----   ------
Income from investment operations:
 Net investment income (loss).........................    0.35     0.36     0.37     0.37      0.38    0.28   0.29   0.30     0.11
 Net gains or losses on securities (both realized and
  unrealized).........................................    0.22     0.29     0.06    (0.58)     0.29    0.22   0.29   0.07    (0.41)
                                                       -------  -------  -------  -------   -------  ------  -----  -----   ------
Total from investment operations......................    0.57     0.65     0.43    (0.21)     0.67    0.50   0.58   0.37    (0.30)
                                                       -------  -------  -------  -------   -------  ------  -----  -----   ------
Less distributions:
 Dividends from net investment income.................   (0.35)   (0.36)   (0.37)   (0.37)    (0.38)  (0.28) (0.29) (0.30)   (0.11)
 Distributions from capital gains.....................   (0.01)   (0.04)   (0.17)   (0.05)    (0.03)  (0.01) (0.04) (0.17)      --
                                                       -------  -------  -------  -------   -------  ------  -----  -----   ------
Total distributions...................................   (0.36)   (0.40)   (0.54)   (0.42)    (0.41)  (0.29) (0.33) (0.47)   (0.11)
                                                       -------  -------  -------  -------   -------  ------  -----  -----   ------
Net asset value, end of period........................   $8.10    $7.89    $7.64    $7.75     $8.38   $8.12  $7.91  $7.66    $7.76
                                                       =======  =======  =======  =======   =======  ======  =====  =====   ======
Total Return:                                             7.47%    8.68%    5.95%   (2.63)%    8.44%   6.49%  7.71%  5.15%   (3.84)%

Ratios/Supplemental Data:
Net assets, end of period (in thousands).............. $38,306  $38,355  $37,423  $42,692   $48,424    $600   $383   $246     $176
Ratio of expenses to average net assets...............   0.89%    0.95%    0.91%    0.87%     0.89%   1.79%  1.85%  1.81%    1.74%+
Ratio of net income (loss) to average net assets00....   4.44%    4.56%    4.96%    4.59%     4.57%   3.54%  3.66%  4.06%    3.89%+
Portfolio turnover rate...............................  13.66%       --    9.57%   23.93%     2.92%  13.66%     --  9.57%   23.93%++

                                                                        CLASS D
                                                        ---------------------------------------

                                                                Year ended September 30,
                                                        ---------------------------------------
                                                         2002    2001    2000     1999    1998
                                                        ------  ------  ------  ------   ------
Per Share Data:*
Net asset value, beginning of period...................  $7.91   $7.66   $7.76   $8.40    $8.13
                                                        ------  ------  ------  ------   ------
Income from investment operations:
 Net investment income (loss)..........................   0.28    0.29    0.30    0.30     0.30
 Net gains or losses on securities (both realized and
  unrealized)..........................................   0.22    0.29    0.07   (0.59)    0.30
                                                        ------  ------  ------  ------   ------
Total from investment operations.......................   0.50    0.58    0.37   (0.29)    0.60
                                                        ------  ------  ------  ------   ------
Less distributions:
 Dividends from net investment income..................  (0.28)  (0.29)  (0.30)  (0.30)   (0.30)
 Distributions from capital gains......................  (0.01)  (0.04)  (0.17)  (0.05)   (0.03)
                                                        ------  ------  ------  ------   ------
Total distributions....................................  (0.29)  (0.33)  (0.47)  (0.35)   (0.33)
                                                        ------  ------  ------  ------   ------
Net asset value, end of period.........................  $8.12   $7.91   $7.66   $7.76    $8.40
                                                        ======  ======  ======  ======   ======
Total Return:                                             6.49%   7.71%   5.15%  (3.61)%   7.59%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)............... $2,010  $1,991  $2,129  $2,318   $2,809
Ratio of expenses to average net assets................  1.79%   1.85%   1.81%   1.77%    1.80%
Ratio of net income (loss) to average net assets00.....  3.54%   3.66%   4.06%   3.69%    3.66%
Portfolio turnover rate................................ 13.66%      --   9.57%  23.93%    2.92%

--------------
See footnotes on page 68.

LOUISIANA FUND

                                                                          CLASS A                                 CLASS C
                                                       --------------------------------------------  -------------------------------
                                                                                                          Year ended
                                                                 Year ended September 30,                September 30,     5/27/99**
                                                       --------------------------------------------  --------------------     to
                                                         2002     2001     2000     1999      1998    2002    2001   2000   9/30/99
                                                       -------  -------  -------  -------   -------  ------  -----  -----  ---------
Per Share Data:*
Net asset value, beginning of period..................   $8.15    $7.80    $7.81    $8.51     $8.28   $8.15  $7.80  $7.80    $8.19
                                                       -------  -------  -------  -------   -------  ------  -----  -----    -----
Income from investment operations:
 Net investment income (loss)00.......................    0.37     0.38     0.39     0.39      0.41    0.30   0.30   0.32     0.11
 Net gains or losses on securities (both realized and
  unrealized)00.......................................    0.26     0.37     0.04    (0.59)     0.24    0.25   0.37   0.05    (0.39)
                                                       -------  -------  -------  -------   -------  ------  -----  -----    -----
Total from investment operations......................    0.63     0.75     0.43    (0.20)     0.65    0.55   0.67   0.37    (0.28)
                                                       -------  -------  -------  -------   -------  ------  -----  -----    -----
Less distributions:
 Dividends from net investment income.................   (0.37)   (0.38)   (0.39)   (0.39)    (0.41)  (0.29) (0.30) (0.32)   (0.11)
 Distributions from capital gains.....................      --    (0.02)   (0.05)   (0.11)    (0.01)     --  (0.02) (0.05)      --
                                                       -------  -------  -------  -------   -------  ------  -----  -----    -----
Total distributions...................................   (0.37)   (0.40)   (0.44)   (0.50)    (0.42)  (0.29) (0.32) (0.37)   (0.11)
                                                       -------  -------  -------  -------   -------  ------  -----  -----    -----
Net asset value, end of period........................   $8.41    $8.15    $7.80    $7.81     $8.51   $8.41  $8.15  $7.80    $7.80
                                                       =======  =======  =======  =======   =======  ======  =====  =====    =====
Total Return:                                             7.94%    9.77%    5.70%   (2.44)%    8.08%   6.98%  8.78%  4.88%   (3.55)%

Ratios/Supplemental Data:
Net assets, end of period (in thousands).............. $49,356  $49,267  $47,099  $51,543   $56,308    $769   $873   $581      $--
Ratio of expenses to average net assets...............   0.87%    0.89%    0.88%    0.84%     0.88%   1.77%  1.79%  1.78%    1.71%+
Ratio of net income (loss) to average net assets00....   4.56%    4.71%    5.10%    4.76%     4.86%   3.66%  3.81%  4.20%    4.00%+
Portfolio turnover rate...............................  11.19%    4.99%       --    8.67%    15.72%  11.19%  4.99%     --    8.67%++

                                                                       CLASS D
                                                        ------------------------------------

                                                               Year ended September 30,
                                                         ------------------------------------
                                                          2002    2001   2000   1999    1998
                                                         ------  -----  -----  -----   ------
Per Share Data:*
Net asset value, beginning of period...................   $8.15  $7.80  $7.80  $8.50    $8.27
                                                         ------  -----  -----  -----   ------
Income from investment operations:
 Net investment income (loss)00........................    0.30   0.30   0.32   0.32     0.33
 Net gains or losses on securities (both realized and
  unrealized)00........................................    0.25   0.37   0.05  (0.59)    0.24
                                                         ------  -----  -----  -----   ------
Total from investment operations.......................    0.55   0.67   0.37  (0.27)    0.57
                                                         ------  -----  -----  -----   ------
Less distributions:
 Dividends from net investment income..................   (0.29) (0.30) (0.32) (0.32)   (0.33)
 Distributions from capital gains......................      --  (0.02) (0.05) (0.11)   (0.01)
                                                         ------  -----  -----  -----   ------
Total distributions....................................   (0.29) (0.32) (0.37) (0.43)   (0.34)
                                                         ------  -----  -----  -----   ------
Net asset value, end of period.........................   $8.41  $8.15  $7.80  $7.80    $8.50
                                                         ======  =====  =====  =====   ======
Total Return:                                              6.98%  8.78%  4.88% (3.33)%   7.11%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)...............  $1,123   $970   $721   $908     $837
Ratio of expenses to average net assets................   1.77%  1.79%  1.78%  1.74%    1.78%
Ratio of net income (loss) to average net assets00.....   3.66%  3.81%  4.20%  3.86%    3.96%
Portfolio turnover rate................................  11.19%  4.99%     --  8.67%   15.72%

--------------
See footnotes on page 68.

MARYLAND FUND

                                                         CLASS A                                CLASS C
                                      --------------------------------------------  -----------------------------
                                                                                         Year ended
                                                Year ended September 30,                September 30,     5/27/99**
                                      --------------------------------------------  --------------------     to
                                        2002     2001     2000     1999      1998    2002    2001   2000   9/30/99
                                      -------  -------  -------  -------   -------  ------  -----  -----  ---------
Per Share Data:*
Net asset value,
beginning of period..................   $8.08    $7.79    $7.79    $8.32     $8.14   $8.09  $7.80  $7.80    $8.13
                                      -------  -------  -------  -------   -------  ------  -----  -----    -----
Income from investment
 operations:
 Net investment income
  (loss)00...........................    0.36     0.39     0.39     0.39      0.40    0.29   0.32   0.32     0.11
 Net gains or losses on
  securities
  (both realized and
  unrealized)00......................    0.22     0.29       --    (0.50)     0.23    0.23   0.29     --    (0.33)
                                      -------  -------  -------  -------   -------  ------  -----  -----    -----
Total from investment
 operations..........................    0.58     0.68     0.39    (0.11)     0.63    0.52   0.61   0.32    (0.22)
                                      -------  -------  -------  -------   -------  ------  -----  -----    -----
Less distributions:
 Dividends from net
  investment income..................   (0.36)   (0.39)   (0.39)   (0.39)    (0.40)  (0.29) (0.32) (0.32)   (0.11)
 Distributions from capital
  gains..............................   (0.03)      --       --    (0.03)    (0.05)  (0.03)    --     --       --
                                      -------  -------  -------  -------   -------  ------  -----  -----    -----
Total distributions..................   (0.39)   (0.39)   (0.39)   (0.42)    (0.45)  (0.32) (0.32) (0.32)   (0.11)
                                      -------  -------  -------  -------   -------  ------  -----  -----    -----
Net asset value, end of period.......   $8.27    $8.08    $7.79    $7.79     $8.32   $8.29  $8.09  $7.80    $7.80
                                      =======  =======  =======  =======   =======  ======  =====  =====    =====
Total Return:                            7.33%    8.83%    5.26%   (1.45)%    7.89%   6.49%  7.86%  4.32%   (2.83)%

Ratios/Supplemental Data:
Net assets, end of period
 (in thousands)...................... $47,787  $46,234  $48,042  $49,523   $54,891    $480   $417   $161      $75
Ratio of expenses to
 average net assets..................   0.90%    0.91%    0.91%    0.87%     0.89%   1.80%  1.81%  1.81%    1.75%+
Ratio of net income (loss)
 to average net assets00.............   4.47%    4.82%    5.10%    4.77%     4.82%   3.57%  3.92%  4.20%    4.04%+
Portfolio turnover rate..............  19.30%       --    9.76%    1.80%     7.59%  19.30%     --  9.76%    1.80%++

                                                        CLASS D
                                       ----------------------------------------

                                                Year ended September 30,
                                       ----------------------------------------
                                        2002     2001    2000     1999    1998
                                       ------   ------  ------  ------   ------
Per Share Data:*
Net asset value,
beginning of period..................   $8.09    $7.80   $7.80   $8.33    $8.15
                                       ------   ------  ------  ------   ------
Income from investment
 operations:
 Net investment income
  (loss)00...........................    0.29     0.32    0.32    0.31     0.32
 Net gains or losses on
  securities
  (both realized and
  unrealized)00......................    0.23     0.29      --   (0.50)    0.23
                                       ------   ------  ------  ------   ------
Total from investment
 operations..........................    0.52     0.61    0.32   (0.19)    0.55
                                       ------   ------  ------  ------   ------
Less distributions:
 Dividends from net
  investment income..................   (0.29)   (0.32)  (0.32)  (0.31)   (0.32)
 Distributions from capital
  gains..............................   (0.03)      --      --   (0.03)   (0.05)
                                       ------   ------  ------  ------   ------
Total distributions..................   (0.32)   (0.32)  (0.32)  (0.34)   (0.37)
                                       ------   ------  ------  ------   ------
Net asset value, end of period.......   $8.29    $8.09   $7.80   $7.80    $8.33
                                       ======   ======  ======  ======   ======
Total Return:                            6.49%    7.86%   4.32%  (2.00)%   6.91%

Ratios/Supplemental Data:
Net assets, end of period
 (in thousands)......................  $2,352   $2,216  $2,179  $2,775   $3,128
Ratio of expenses to
 average net assets..................   1.80%    1.81%   1.81%   1.77%    1.80%
Ratio of net income (loss)
 to average net assets00.............   3.57%    3.92%   4.20%   3.87%    3.91%
Portfolio turnover rate..............  19.30%       --   9.76%   1.80%    7.59%

--------------
See footnotes on page 68.

MASSACHUSETTS FUND

                                                  CLASS A                                  CLASS C
                               ---------------------------------------------  -------------------------------
                                                                                    Year ended
                                          Year ended September 30,                 September 30,      5/27/99**
                               ---------------------------------------------  ----------------------     to
                                 2002     2001     2000     1999      1998     2002    2001    2000    9/30/99
                               -------  -------  -------  -------   --------  ------  ------  ------  ---------
Per Share Data:*
Net asset value, beginning of
 period.......................   $8.01    $7.48    $7.47    $8.27      $7.99   $8.01   $7.48   $7.47    $7.96
                               -------  -------  -------  -------   --------  ------  ------  ------   ------
Income from investment
 operations:
 Net investment income (loss).    0.35     0.35     0.36     0.36       0.38    0.28    0.28    0.29     0.10
 Net gains or losses on
  securities (both realized
  and unrealized).............    0.37     0.53     0.07    (0.75)      0.37    0.36    0.53    0.07    (0.49)
                               -------  -------  -------  -------   --------  ------  ------  ------   ------
Total from investment
 operations...................    0.72     0.88     0.43    (0.39)      0.75    0.64    0.81    0.36    (0.39)
                               -------  -------  -------  -------   --------  ------  ------  ------   ------
Less distributions:
 Dividends from net
  investment income...........   (0.35)   (0.35)   (0.36)   (0.36)     (0.38)  (0.28)  (0.28)  (0.29)   (0.10)
 Distributions from capital
  gains.......................      --       --    (0.06)   (0.05)     (0.09)     --      --   (0.06)      --
                               -------  -------  -------  -------   --------  ------  ------  ------   ------
Total distributions...........   (0.35)   (0.35)   (0.42)   (0.41)     (0.47)  (0.28)  (0.28)  (0.35)   (0.10)
                               -------  -------  -------  -------   --------  ------  ------  ------   ------
Net asset value, end of period   $8.38    $8.01    $7.48    $7.47      $8.27   $8.37   $8.01   $7.48    $7.47
                               =======  =======  =======  =======   ========  ======  ======  ======   ======
Total Return:                     9.28%   12.01%    5.97%   (4.85)%     9.80%   8.17%  11.00%   5.01%   (5.02)%

Ratios/Supplemental Data:
Net assets, end of period
 (in thousands)............... $87,225  $85,336  $81,487  $92,929   $109,328  $1,513  $1,009    $283     $228
Ratio of expenses to
 average net assets...........   0.86%    0.89%    0.86%    0.83%      0.80%   1.76%   1.79%   1.76%    1.73%+
Ratio of net income (loss) to
 average net assets00.........   4.42%    4.52%    4.95%    4.56%      4.72%   3.52%   3.62%   4.05%    3.80%+
Portfolio turnover rate.......   5.74%    5.09%   22.46%   23.88%     13.41%   5.74%   5.09%  22.46%   23.88%++

                                                CLASS D
                                ---------------------------------------

                                        Year ended September 30,
                                ---------------------------------------
                                 2002    2001    2000     1999    1998
                                ------  ------  ------  ------   ------
Per Share Data:*
Net asset value, beginning of
 period.......................   $8.01   $7.48   $7.47   $8.26    $7.99
                                ------  ------  ------  ------   ------
Income from investment
 operations:
 Net investment income (loss).    0.28    0.28    0.29    0.29     0.31
 Net gains or losses on
  securities (both realized
  and unrealized).............    0.36    0.53    0.07   (0.74)    0.36
                                ------  ------  ------  ------   ------
Total from investment
 operations...................    0.64    0.81    0.36   (0.45)    0.67
                                ------  ------  ------  ------   ------
Less distributions:
 Dividends from net
  investment income...........   (0.28)  (0.28)  (0.29)  (0.29)   (0.31)
 Distributions from capital
  gains.......................      --      --   (0.06)  (0.05)   (0.09)
                                ------  ------  ------  ------   ------
Total distributions...........   (0.28)  (0.28)  (0.35)  (0.34)   (0.40)
                                ------  ------  ------  ------   ------
Net asset value, end of period   $8.37   $8.01   $7.48   $7.47    $8.26
                                ======  ======  ======  ======   ======
Total Return:                     8.17%  11.00%   5.01%  (5.61)%   8.68%

Ratios/Supplemental Data:
Net assets, end of period
 (in thousands)...............  $1,725  $1,721  $1,436  $2,934   $1,468
Ratio of expenses to
 average net assets...........   1.76%   1.79%   1.76%   1.73%    1.71%
Ratio of net income (loss) to
 average net assets00.........   3.52%   3.62%   4.05%   3.66%    3.81%
Portfolio turnover rate.......   5.74%   5.09%  22.46%  23.88%   13.41%

--------------
See footnotes on page 68.

MICHIGAN FUND

                                                                        CLASS A                                    CLASS C
                                                   -------------------------------------------------  ------------------------------
                                                                                                           Year ended
                                                                Year ended September 30,                  September 30,    5/27/99**
                                                   -------------------------------------------------  --------------------    to
                                                     2002      2001      2000       1999      1998     2002    2001   2000  9/30/99
                                                   --------  --------  --------  --------   --------  ------  -----  ----- ---------
Per Share Data:*
Net asset value, beginning of period..............    $8.47     $8.11     $8.04     $8.83      $8.60   $8.46  $8.10  $8.03  $8.43
                                                   --------  --------  --------  --------   --------  ------  -----  -----  -----
Income from investment operations:
 Net investment income (loss).....................     0.38      0.40      0.41      0.40       0.41    0.30   0.33   0.34   0.11
 Net gains or losses on securities (both
  realized and unrealized)........................     0.21      0.39      0.10     (0.63)      0.30    0.21   0.39   0.10  (0.40)
                                                   --------  --------  --------  --------   --------  ------  -----  -----  -----
Total from investment operations..................     0.59      0.79      0.51     (0.23)      0.71    0.51   0.72   0.44  (0.29)
                                                   --------  --------  --------  --------   --------  ------  -----  -----  -----
Less distributions:
 Dividends from net investment income.............    (0.38)    (0.40)    (0.41)    (0.40)     (0.41)  (0.30) (0.33) (0.34) (0.11)
 Distributions from capital gains.................    (0.04)    (0.03)    (0.03)    (0.16)     (0.07)  (0.04) (0.03) (0.03)    --
                                                   --------  --------  --------  --------   --------  ------  -----  -----  -----
Total distributions...............................    (0.42)    (0.43)    (0.44)    (0.56)     (0.48)  (0.34) (0.36) (0.37) (0.11)
                                                   --------  --------  --------  --------   --------  ------  -----  -----  -----
Net asset value, end of period....................    $8.64     $8.47     $8.11     $8.04      $8.83   $8.63  $8.46  $8.10  $8.03
                                                   ========  ========  ========  ========   ========  ======  =====  =====  =====
Total Return:                                          7.23%     9.98%     6.62%    (2.77)%     8.63%   6.28%  8.99%  5.68% (3.55)%

Ratios/Supplemental Data:
Net assets, end of period (in thousands).......... $123,283  $122,978  $117,241  $125,560   $144,161  $1,169   $899   $356   $114
Ratio of expenses to average net assets...........     0.86%     0.70%     0.70%     0.82%      0.79%   1.76%  1.60%  1.60%  1.73%+
Ratio of net income (loss) to average net assets00     4.51%     4.85%     5.20%     4.73%      4.78%   3.61%  3.95%  4.30%  3.96%+
Portfolio turnover rate...........................     1.66%    11.63%     7.80%     3.73%     23.60%   1.66% 11.63%  7.80%  3.73%++
Without expense reimbursement:***
Ratio of expenses to average net assets...........               0.85%     0.84%                               1.75%  1.74%
Ratio of net income (loss) to average net assets..               4.70%     5.06%                               3.80%  4.16%

                                                                    CLASS D
                                                     ---------------------------------------

                                                             Year ended September 30,
                                                     ---------------------------------------
                                                       2002   2001    2000     1999    1998
                                                     ------  ------  ------  ------   ------
Per Share Data:*
Net asset value, beginning of period...............   $8.46   $8.10   $8.03   $8.82    $8.59
                                                     ------  ------  ------  ------   ------
Income from investment operations:
 Net investment income (loss)......................    0.30    0.33    0.34    0.32     0.33
 Net gains or losses on securities (both
  realized and unrealized).........................    0.21    0.39    0.10   (0.63)    0.30
                                                     ------  ------  ------  ------   ------
Total from investment operations...................    0.51    0.72    0.44   (0.31)    0.63
                                                     ------  ------  ------  ------   ------
Less distributions:
 Dividends from net investment income..............   (0.30)  (0.33)  (0.34)  (0.32)   (0.33)
 Distributions from capital gains..................   (0.04)  (0.03)  (0.03)  (0.16)   (0.07)
                                                     ------  ------  ------  ------   ------
Total distributions................................   (0.34)  (0.36)  (0.37)  (0.48)   (0.40)
                                                     ------  ------  ------  ------   ------
Net asset value, end of period.....................   $8.63   $8.46   $8.10   $8.03    $8.82
                                                     ======  ======  ======  ======   ======
Total Return:                                          6.28%   8.99%   5.68%  (3.65)%   7.66%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)...........  $1,977  $2,015  $1,605  $2,074   $1,841
Ratio of expenses to average net assets............    1.76%   1.60%   1.60%   1.72%    1.70%
Ratio of net income (loss) to average net assets00.    3.61%   3.95%   4.30%   3.83%    3.87%
Portfolio turnover rate............................    1.66%  11.63%   7.80%   3.73%   23.60%
Without expense reimbursement:***
Ratio of expenses to average net assets............            1.75%   1.74%
Ratio of net income (loss) to average net assets...            3.80%   4.16%

--------------
See footnotes on page 68.

MINNESOTA FUND

                                                                       CLASS A                                 CLASS C
                                                   ----------------------------------------------  ------------------------------
                                                                                                        Year ended
                                                              Year ended September 30,                September 30,     5/27/99**
                                                   ----------------------------------------------  -------------------     to
                                                     2002     2001     2000      1999      1998     2002   2001   2000   9/30/99
                                                   -------  -------  -------  --------   --------  -----  -----  -----  ---------
Per Share Data:*
Net asset value, beginning of period..............   $7.72    $7.34    $7.36     $7.98      $7.79  $7.72  $7.34  $7.36    $7.72
                                                   -------  -------  -------  --------   --------  -----  -----  -----    -----
Income from investment operations:
 Net investment income (loss)00...................    0.35     0.34     0.36      0.36       0.38   0.28   0.28   0.29     0.10
 Net gains or losses on securities (both
  realized and unrealized)00......................    0.19     0.38     0.02     (0.52)      0.20   0.20   0.38   0.02    (0.36)
                                                   -------  -------  -------  --------   --------  -----  -----  -----    -----
Total from investment operations..................    0.54     0.72     0.38     (0.16)      0.58   0.48   0.66   0.31    (0.26)
                                                   -------  -------  -------  --------   --------  -----  -----  -----    -----
Less distributions:
 Dividends from net investment income.............   (0.34)   (0.34)   (0.36)    (0.36)     (0.38) (0.27) (0.28) (0.29)   (0.10)
 Distributions from capital gains.................      --       --    (0.04)    (0.10)     (0.01)    --     --  (0.04)      --
                                                   -------  -------  -------  --------   --------  -----  -----  -----    -----
Total distributions...............................   (0.34)   (0.34)   (0.40)    (0.46)     (0.39) (0.27) (0.28) (0.33)   (0.10)
                                                   -------  -------  -------  --------   --------  -----  -----  -----    -----
Net asset value, end of period....................   $7.92    $7.72    $7.34     $7.36      $7.98  $7.93  $7.72  $7.34    $7.36
                                                   =======  =======  =======  ========   ========  =====  =====  =====    =====
Total Return:                                         7.20%   10.02%    5.35%    (2.09)%     7.68%  6.38%  9.04%  4.42%   (3.47)%

Ratios/Supplemental Data:
Net assets, end of period (in thousands).......... $99,368  $98,452  $96,475  $109,165   $121,374   $432   $275    $23      $--
Ratio of expenses to average net assets...........    0.85%    0.89%    0.87%     0.84%      0.81%  1.75%  1.79%  1.77%    1.74%+
Ratio of net income (loss) to average net
 assets00.........................................    4.49%    4.52%    4.95%     4.71%      4.87%  3.59%  3.62%  4.05%    3.94%+
Portfolio turnover rate...........................    8.09%    1.02%   12.38%     9.74%     21.86%  8.09%  1.02% 12.38%    9.74%++

                                                                   CLASS D
                                                   ---------------------------------------

                                                           Year ended September 30,
                                                   ---------------------------------------
                                                     2002   2001    2000     1999    1998
                                                   ------  ------  ------  ------   ------
Per Share Data:*
Net asset value, beginning of period..............  $7.72   $7.34   $7.36   $7.98    $7.79
                                                   ------  ------  ------  ------   ------
Income from investment operations:
 Net investment income (loss)00...................   0.28    0.28    0.29    0.30     0.31
 Net gains or losses on securities (both
  realized and unrealized)00......................   0.20    0.38    0.02   (0.52)    0.20
                                                   ------  ------  ------  ------   ------
Total from investment operations..................   0.48    0.66    0.31   (0.22)    0.51
                                                   ------  ------  ------  ------   ------
Less distributions:
 Dividends from net investment income.............  (0.27)  (0.28)  (0.29)  (0.30)   (0.31)
 Distributions from capital gains.................     --      --   (0.04)  (0.10)   (0.01)
                                                   ------  ------  ------  ------   ------
Total distributions...............................  (0.27)  (0.28)  (0.33)  (0.40)   (0.32)
                                                   ------  ------  ------  ------   ------
Net asset value, end of period....................  $7.93   $7.72   $7.34   $7.36    $7.98
                                                   ======  ======  ======  ======   ======
Total Return:                                        6.38%   9.04%   4.42%  (2.96)%   6.71%

Ratios/Supplemental Data:
Net assets, end of period (in thousands).......... $1,779  $1,575  $1,629  $1,856   $2,103
Ratio of expenses to average net assets...........   1.75%   1.79%   1.77%   1.74%    1.72%
Ratio of net income (loss) to average net
 assets00.........................................   3.59%   3.62%   4.05%   3.81%    3.96%
Portfolio turnover rate...........................   8.09%   1.02%  12.38%   9.74%   21.86%

--------------
See footnotes on page 68.

MISSOURI FUND

                                                                 CLASS A                               CLASS C
                                              --------------------------------------------  ----------------------------
                                                                                                 Year ended
                                                        Year ended September 30,               September 30,     5/27/99**
                                              --------------------------------------------  -------------------     to
                                                2002     2001     2000     1999      1998    2002   2001   2000   9/30/99
                                              -------  -------  -------  -------   -------  -----  -----  -----  ---------
Per Share Data:*
Net asset value, beginning of period.........   $7.81    $7.37    $7.29    $8.03     $7.82  $7.81  $7.37  $7.29    $7.68
                                              -------  -------  -------  -------   -------  -----  -----  -----   ------
Income from investment operations:
 Net investment income (loss)................    0.34     0.34     0.35     0.35      0.36   0.27   0.27   0.28     0.10
 Net gains or losses on securities
  (both realized and unrealized).............    0.26     0.47     0.09    (0.62)     0.28   0.26   0.47   0.09    (0.39)
                                              -------  -------  -------  -------   -------  -----  -----  -----   ------
Total from investment operations.............    0.60     0.81     0.44    (0.27)     0.64   0.53   0.74   0.37    (0.29)
                                              -------  -------  -------  -------   -------  -----  -----  -----   ------
Less distributions:
 Dividends from net investment income........   (0.34)   (0.34)   (0.35)   (0.35)    (0.36) (0.27) (0.27) (0.28)   (0.10)
 Distributions from capital gains............   (0.05)   (0.03)   (0.01)   (0.12)    (0.07) (0.05) (0.03) (0.01)      --
                                              -------  -------  -------  -------   -------  -----  -----  -----   ------
Total distributions..........................   (0.39)   (0.37)   (0.36)   (0.47)    (0.43) (0.32) (0.30) (0.29)   (0.10)
                                              -------  -------  -------  -------   -------  -----  -----  -----   ------
Net asset value, end of period...............   $8.02    $7.81    $7.37    $7.29     $8.03  $8.02  $7.81  $7.37    $7.29
                                              =======  =======  =======  =======   =======  =====  =====  =====   ======
Total Return:                                    7.89%   11.26%    6.19%   (3.58)%    8.41%  6.92% 10.27%  5.27%   (3.95)%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)..... $38,519  $37,879  $38,529  $43,437   $49,949    $82    $75    $22      $21
Ratio of expenses to average net assets......   0.90%    0.94%    0.93%    0.87%     0.89%  1.80%  1.84%  1.83%    1.74%+
Ratio of net income (loss) to average
 net assets00................................   4.37%    4.44%    4.83%    4.50%     4.59%  3.47%  3.54%  3.93%    3.75%+
Portfolio turnover rate......................   4.04%    5.70%    6.00%   10.43%    21.26%  4.04%  5.70%  6.00%   10.43%++

                                                             CLASS D
                                              ------------------------------------

                                                    Year ended September 30,
                                              ------------------------------------
                                               2002   2001   2000    1999    1998
                                              -----  -----  -----  ------   ------
Per Share Data:*
Net asset value, beginning of period......... $7.81  $7.37  $7.29   $8.03    $7.82
                                              -----  -----  -----  ------   ------
Income from investment operations:
 Net investment income (loss)................  0.27   0.27   0.28    0.28     0.29
 Net gains or losses on securities
  (both realized and unrealized).............  0.26   0.47   0.09   (0.62)    0.28
                                              -----  -----  -----  ------   ------
Total from investment operations.............  0.53   0.74   0.37   (0.34)    0.57
                                              -----  -----  -----  ------   ------
Less distributions:
 Dividends from net investment income........ (0.27) (0.27) (0.28)  (0.28)   (0.29)
 Distributions from capital gains............ (0.05) (0.03) (0.01)  (0.12)   (0.07)
                                              -----  -----  -----  ------   ------
Total distributions.......................... (0.32) (0.30) (0.29)  (0.40)   (0.36)
                                              -----  -----  -----  ------   ------
Net asset value, end of period............... $8.02  $7.81  $7.37   $7.29    $8.03
                                              =====  =====  =====  ======   ======
Total Return:                                  6.92% 10.27%  5.27%  (4.46)%   7.45%

Ratios/Supplemental Data:
Net assets, end of period (in thousands).....  $600   $575   $321    $617     $418
Ratio of expenses to average net assets...... 1.80%  1.84%  1.83%   1.77%    1.79%
Ratio of net income (loss) to average
 net assets00................................ 3.47%  3.54%  3.93%   3.60%    3.69%
Portfolio turnover rate...................... 4.04%  5.70%  6.00%  10.43%   21.26%

--------------
See footnotes on page 68.

NEW JERSEY FUND

                                                                 CLASS A                                 CLASS C
                                              --------------------------------------------  -------------------------------
                                                                                                  Year ended
                                                        Year ended September 30,                 September 30,      5/27/99**
                                              --------------------------------------------  ----------------------     to
                                                2002     2001     2000     1999      1998    2002    2001    2000    9/30/99
                                              -------  -------  -------  -------   -------  ------  ------  ------  ---------
Per Share Data:*
Net asset value, beginning of period.........   $7.44    $7.12    $7.13    $7.78     $7.56   $7.52   $7.20   $7.22    $7.58
                                              -------  -------  -------  -------   -------  ------  ------  ------    -----
Income from investment operations:
 Net investment income (loss)................    0.31     0.32     0.33     0.33      0.35    0.26    0.27    0.28     0.09
 Net gains or losses on securities
  (both realized and unrealized).............    0.22     0.36     0.02    (0.55)     0.30    0.23    0.36    0.01    (0.36)
                                              -------  -------  -------  -------   -------  ------  ------  ------    -----
Total from investment operations.............    0.53     0.68     0.35    (0.22)     0.65    0.49    0.63    0.29    (0.27)
                                              -------  -------  -------  -------   -------  ------  ------  ------    -----
Less distributions:
 Dividends from net investment income........   (0.31)   (0.32)   (0.33)   (0.33)    (0.35)  (0.26)  (0.27)  (0.28)   (0.09)
 Distributions from capital gains............   (0.01)   (0.04)   (0.03)   (0.10)    (0.08)  (0.01)  (0.04)  (0.03)      --
                                              -------  -------  -------  -------   -------  ------  ------  ------    -----
Total distributions..........................   (0.32)   (0.36)   (0.36)   (0.43)    (0.43)  (0.27)  (0.31)  (0.31)   (0.09)
                                              -------  -------  -------  -------   -------  ------  ------  ------    -----
Net asset value, end of period...............   $7.65    $7.44    $7.12    $7.13     $7.78   $7.74   $7.52   $7.20    $7.22
                                              =======  =======  =======  =======   =======  ======  ======  ======    =====
Total Return:                                    7.29%    9.77%    5.13%   (3.05)%    8.87%   6.54%   8.89%   4.20%   (3.33)%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)..... $49,274  $49,182  $46,918  $52,992   $61,739  $5,096  $1,207    $341     $127
Ratio of expenses to average net assets......   1.04%    1.14%    1.12%    1.07%     1.02%   1.84%   1.89%   1.87%    1.82%+
Ratio of net income (loss) to average
 net assets00................................   4.23%    4.34%    4.71%    4.35%     4.54%   3.44%   3.59%   3.96%    3.71%+
Portfolio turnover rate......................  13.02%    1.06%   18.08%    5.55%    23.37%  13.02%   1.06%  18.08%    5.55%++

                                                              CLASS D
                                              ---------------------------------------

                                                      Year ended September 30,
                                              ---------------------------------------
                                               2002    2001    2000     1999    1998
                                              ------  ------  ------  ------   ------
Per Share Data:*
Net asset value, beginning of period.........  $7.52   $7.20   $7.22   $7.86    $7.64
                                              ------  ------  ------  ------   ------
Income from investment operations:
 Net investment income (loss)................   0.26    0.27    0.28    0.27     0.29
 Net gains or losses on securities
  (both realized and unrealized).............   0.23    0.36    0.01   (0.54)    0.30
                                              ------  ------  ------  ------   ------
Total from investment operations.............   0.49    0.63    0.29   (0.27)    0.59
                                              ------  ------  ------  ------   ------
Less distributions:
 Dividends from net investment income........  (0.26)  (0.27)  (0.28)  (0.27)   (0.29)
 Distributions from capital gains............  (0.01)  (0.04)  (0.03)  (0.10)   (0.08)
                                              ------  ------  ------  ------   ------
Total distributions..........................  (0.27)  (0.31)  (0.31)  (0.37)   (0.37)
                                              ------  ------  ------  ------   ------
Net asset value, end of period...............  $7.74   $7.52   $7.20   $7.22    $7.86
                                              ======  ======  ======  ======   ======
Total Return:                                   6.54%   8.89%   4.20%  (3.57)%   7.97%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)..... $1,366  $1,248    $995  $1,550   $1,582
Ratio of expenses to average net assets......  1.84%   1.89%   1.87%   1.82%    1.80%
Ratio of net income (loss) to average
 net assets00................................  3.44%   3.59%   3.96%   3.60%    3.76%
Portfolio turnover rate...................... 13.02%   1.06%  18.08%   5.55%   23.37%

--------------
See footnotes on page 68.

NEW YORK FUND

                                                            CLASS A                                CLASS C
                                         --------------------------------------------  ------------------------------
                                                                                             Year ended
                                                   Year ended September 30,                September 30,      5/27/99**
                                         --------------------------------------------  ---------------------     to
                                           2002     2001     2000     1999      1998    2002    2001    2000   9/30/99
                                         -------  -------  -------  -------   -------  ------  ------  -----  ---------
Per Share Data:*
Net asset value, beginning of period....   $8.16    $7.77    $7.70    $8.60     $8.28   $8.17   $7.78  $7.70    $8.14
                                         -------  -------  -------  -------   -------  ------  ------  -----   ------
Income from investment operations:
 Net investment income (loss)...........    0.36     0.38     0.39     0.38      0.40    0.29    0.30   0.32     0.11
 Net gains or losses on securities
  (both realized and unrealized)........    0.27     0.45     0.08    (0.69)     0.40    0.27    0.45   0.09    (0.44)
                                         -------  -------  -------  -------   -------  ------  ------  -----   ------
Total from investment operations........    0.63     0.83     0.47    (0.31)     0.80    0.56    0.75   0.41    (0.33)
                                         -------  -------  -------  -------   -------  ------  ------  -----   ------
Less distributions:
 Dividends from net investment income...   (0.36)   (0.38)   (0.39)   (0.38)    (0.40)  (0.29)  (0.30) (0.32)   (0.11)
 Distributions from capital gains.......      --    (0.06)   (0.01)   (0.21)    (0.08)     --   (0.06) (0.01)      --
                                         -------  -------  -------  -------   -------  ------  ------  -----   ------
Total distributions.....................   (0.36)   (0.44)   (0.40)   (0.59)    (0.48)  (0.29)  (0.36) (0.33)   (0.11)
                                         -------  -------  -------  -------   -------  ------  ------  -----   ------
Net asset value, end of period..........   $8.43    $8.16    $7.77    $7.70     $8.60   $8.44   $8.17  $7.78    $7.70
                                         =======  =======  =======  =======   =======  ======  ======  =====   ======
Total Return:                               7.94%   10.90%    6.28%   (3.86)%   10.02%   6.98%   9.88%  5.46%   (4.22)%

Ratios/Supplemental Data:
Net assets, end of period (in thousands) $83,723  $82,482  $69,549  $76,833   $84,822  $7,005  $3,624   $402     $189
Ratio of expenses to average net assets.   0.87%    0.70%    0.70%    0.81%     0.81%   1.77%   1.60%  1.60%    1.69%+
Ratio of net income (loss) to
 average net assets00...................   4.43%    4.70%    5.17%    4.63%     4.74%   3.53%   3.80%  4.27%    3.96%+
Portfolio turnover rate.................  19.43%    8.15%    7.30%   11.85%    39.85%  19.43%   8.15%  7.30%   11.85%++
Without expense reimbursement:***
Ratio of expenses to average net assets.            0.83%    0.83%                              1.73%  1.73%
Ratio of net income to average
 net assets.............................            4.57%    5.04%                              3.67%  4.14%

                                                         CLASS D
                                         ---------------------------------------

                                                 Year ended September 30,
                                         ---------------------------------------
                                          2002    2001    2000     1999    1998
                                         ------  ------  ------  ------   ------
Per Share Data:*
Net asset value, beginning of period....  $8.17   $7.78   $7.70   $8.60    $8.29
                                         ------  ------  ------  ------   ------
Income from investment operations:
 Net investment income (loss)...........   0.29    0.30    0.32    0.30     0.32
 Net gains or losses on securities
  (both realized and unrealized)........   0.27    0.45    0.09   (0.69)    0.39
                                         ------  ------  ------  ------   ------
Total from investment operations........   0.56    0.75    0.41   (0.39)    0.71
                                         ------  ------  ------  ------   ------
Less distributions:
 Dividends from net investment income...  (0.29)  (0.30)  (0.32)  (0.30)   (0.32)
 Distributions from capital gains.......     --   (0.06)  (0.01)  (0.21)   (0.08)
                                         ------  ------  ------  ------   ------
Total distributions.....................  (0.29)  (0.36)  (0.33)  (0.51)   (0.40)
                                         ------  ------  ------  ------   ------
Net asset value, end of period..........  $8.44   $8.17   $7.78   $7.70    $8.60
                                         ======  ======  ======  ======   ======
Total Return:                              6.98%   9.88%   5.46%  (4.73)%   8.88%

Ratios/Supplemental Data:
Net assets, end of period (in thousands) $3,521  $3,297  $2,593  $2,844   $2,182
Ratio of expenses to average net assets.  1.77%   1.60%   1.60%   1.71%    1.72%
Ratio of net income (loss) to
 average net assets00...................  3.53%   3.80%   4.27%   3.73%    3.83%
Portfolio turnover rate................. 19.43%   8.15%   7.30%  11.85%   39.85%
Without expense reimbursement:***
Ratio of expenses to average net assets.          1.73%   1.73%
Ratio of net income to average
 net assets.............................          3.67%   4.14%

--------------
See footnotes on page 68.

NORTH CAROLINA FUND

                                                            CLASS A                                 CLASS C
                                         --------------------------------------------  -------------------------------
                                                                                             Year ended
                                                   Year ended September 30,                 September 30,      5/27/99**
                                         --------------------------------------------  ----------------------     to
                                           2002     2001     2000     1999      1998    2002    2001    2000    9/30/99
                                         -------  -------  -------  -------   -------  ------  ------  ------  ---------
Per Share Data:*
Net asset value, beginning of period....   $7.89    $7.54    $7.59    $8.30     $8.05   $7.88   $7.54   $7.59    $7.97
                                         -------  -------  -------  -------   -------  ------  ------  ------    -----
Income from investment operations:
 Net investment income (loss)...........    0.32     0.33     0.34     0.35      0.36    0.27    0.27    0.29     0.10
 Net gains or losses on
  securities (both realized and
  unrealized)...........................    0.31     0.37     0.05    (0.59)     0.31    0.30    0.36    0.05    (0.38)
                                         -------  -------  -------  -------   -------  ------  ------  ------    -----
Total from investment operations........    0.63     0.70     0.39    (0.24)     0.67    0.57    0.63    0.34    (0.28)
                                         -------  -------  -------  -------   -------  ------  ------  ------    -----
Less distributions:
 Dividends from net investment income...   (0,32)   (0.33)   (0.34)   (0.35)    (0.36)  (0.26)  (0.27)  (0.29)   (0.10)
 Distributions from capital gains.......   (0.01)   (0.02)   (0.10)   (0.12)    (0.06)  (0.01)  (0.02)  (0.10)      --
                                         -------  -------  -------  -------   -------  ------  ------  ------    -----
Total distributions.....................   (0.33)   (0.35)   (0.44)   (0.47)    (0.42)  (0.27)  (0.29)  (0.39)   (0.10)
                                         -------  -------  -------  -------   -------  ------  ------  ------    -----
Net asset value, end of period..........   $8.19    $7.89    $7.54    $7.59     $8.30   $8.18   $7.88   $7.54    $7.59
                                         =======  =======  =======  =======   =======  ======  ======  ======    =====
Total Return:                               8.21%    9.52%    5.36%   (3.07)%    8.60%   7.41%   8.59%   4.58%   (3.62)%

Ratios/Supplemental Data:
Net assets, end of period (in thousands) $25,386  $25,737  $24,987  $27,224   $32,358  $2,962  $2,049    $544      $10
Ratio of expenses to average net assets.   1.11%    1.13%    1.13%    1.06%     1.05%   1.86%   1.88%   1.88%    1.80%+
Ratio of net income (loss) to average
 net assets00...........................   4.11%    4.29%    4.63%    4.38%     4.41%   3.36%   3.54%   3.88%    3.77%+
Portfolio turnover rate.................   7.96%    5.61%   11.96%    1.52%    20.37%   7.96%   5.61%  11.96%    1.52%++

                                                         CLASS D
                                         --------------------------------------

                                                Year ended September 30,
                                         --------------------------------------
                                          2002   2001    2000     1999    1998
                                         -----  ------  ------  ------   ------
Per Share Data:*
Net asset value, beginning of period.... $7.88   $7.54   $7.59   $8.30    $8.05
                                         -----  ------  ------  ------   ------
Income from investment operations:
 Net investment income (loss)...........  0.27    0.27    0.29    0.29     0.30
 Net gains or losses on
  securities (both realized and
  unrealized)...........................  0.30    0.36    0.05   (0.59)    0.31
                                         -----  ------  ------  ------   ------
Total from investment operations........  0.57    0.63    0.34   (0.30)    0.61
                                         -----  ------  ------  ------   ------
Less distributions:
 Dividends from net investment income... (0.26)  (0.27)  (0.29)  (0.29)   (0.30)
 Distributions from capital gains....... (0.01)  (0.02)  (0.10)  (0.12)   (0.06)
                                         -----  ------  ------  ------   ------
Total distributions..................... (0.27)  (0.29)  (0.39)  (0.41)   (0.36)
                                         -----  ------  ------  ------   ------
Net asset value, end of period.......... $8.18   $7.88   $7.54   $7.59    $8.30
                                         =====  ======  ======  ======   ======
Total Return:                             7.41%   8.59%   4.58%  (3.79)%   7.77%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)  $941  $1,514  $1,250  $1,682   $1,456
Ratio of expenses to average net assets. 1.86%   1.88%   1.88%   1.81%    1.82%
Ratio of net income (loss) to average
 net assets00........................... 3.36%   3.54%   3.88%   3.63%    3.64%
Portfolio turnover rate................. 7.96%   5.61%  11.96%   1.52%   20.37%

--------------
See footnotes on page 68.

OHIO FUND

                                                                           CLASS A
                                                   -------------------------------------------------------

                                                                   Year ended September 30,
                                                   -------------------------------------------------------
                                                       2002         2001       2000       1999      1998
                                                   -----------  -----------  --------  --------   --------
Per Share Data:*
Net asset value, beginning of period..............       $8.03        $7.64     $7.64     $8.37      $8.19
                                                   -----------  -----------  --------  --------   --------
Income from investment operations:
 Net investment income (loss).....................        0.36         0.38      0.39      0.38       0.40
 Net gains or losses on securities (both
  realized and unrealized)........................        0.23         0.39      0.02     (0.60)      0.29
                                                   -----------  -----------  --------  --------   --------
Total from investment operations..................        0.59         0.77      0.41     (0.22)      0.69
                                                   -----------  -----------  --------  --------   --------
Less distributions:
 Dividends from net investment income.............       (0.36)       (0.38)    (0.39)    (0.38)     (0.40)
 Distributions from capital gains.................   o            o             (0.02)    (0.13)     (0.11)
                                                   -----------  -----------  --------  --------   --------
Total distributions...............................       (0.36)       (0.38)    (0.41)    (0.51)     (0.51)
                                                   -----------  -----------  --------  --------   --------
Net asset value, end of period....................       $8.26        $8.03     $7.64     $7.64      $8.37
                                                   ===========  ===========  ========  ========   ========
Total Return:                                             7.59%       10.30%     5.58%    (2.68)%     8.77%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)..........    $129,662     $128,433  $128,364  $135,034   $153,126
Ratio of expenses to average net assets...........       0.85%        0.70%     0.71%     0.81%      0.78%
Ratio of net income (loss) to average net
 assets00.........................................       4.51%        4.81%     5.21%     4.78%      4.92%
Portfolio turnover rate...........................       0.79%        7.57%     9.02%     6.07%     24.74%
Without expense reimbursement:***
Ratio of expenses to average net assets...........                    0.84%     0.84%
Ratio of net income to average net assets.........                    4.67%     5.08%

                                                                  CLASS C
                                                   -----------------------------------
                                                           Year ended
                                                          September 30,        5/27/99**
                                                   --------------------------     to
                                                      2002      2001     2000   9/30/99
                                                   ---------  --------  -----  ---------
Per Share Data:*
Net asset value, beginning of period..............     $8.08     $7.69  $7.68    $8.06
                                                   ---------  --------  -----    -----
Income from investment operations:
 Net investment income (loss).....................      0.29      0.31   0.33     0.11
 Net gains or losses on securities (both
  realized and unrealized)........................      0.23      0.39   0.03    (0.38)
                                                   ---------  --------  -----    -----
Total from investment operations..................      0.52      0.70   0.36    (0.27)
                                                   ---------  --------  -----    -----
Less distributions:
 Dividends from net investment income.............     (0.29)    (0.31) (0.33)   (0.11)
 Distributions from capital gains.................   o          o       (0.02)      --
                                                   ---------  --------  -----    -----
Total distributions...............................     (0.29)    (0.31) (0.35)   (0.11)
                                                   ---------  --------  -----    -----
Net asset value, end of period....................     $8.31     $8.08  $7.69    $7.68
                                                   =========  ========  =====    =====
Total Return:                                           6.61%     9.26%  4.78%   (3.51)%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)..........    $1,331      $812   $222      $18
Ratio of expenses to average net assets...........     1.75%     1.60%  1.61%    1.71%+
Ratio of net income (loss) to average net
 assets00.........................................     3.61%     3.91%  4.31%    3.99%+
Portfolio turnover rate...........................     0.79%     7.57%  9.02%    6.07%++
Without expense reimbursement:***
Ratio of expenses to average net assets...........               1.74%  1.74%
Ratio of net income to average net assets.........               3.77%  4.18%

                                                                      CLASS D
                                                   ---------------------------------------------

                                                              Year ended September 30,
                                                   ---------------------------------------------
                                                      2002       2001     2000     1999    1998
                                                   ---------  ---------  ------  ------   ------
Per Share Data:*
Net asset value, beginning of period..............     $8.08      $7.69   $7.68   $8.41    $8.23
                                                   ---------  ---------  ------  ------   ------
Income from investment operations:
 Net investment income (loss).....................      0.29       0.31    0.33    0.31     0.33
 Net gains or losses on securities (both
  realized and unrealized)........................      0.23       0.39    0.03   (0.60)    0.29
                                                   ---------  ---------  ------  ------   ------
Total from investment operations..................      0.52       0.70    0.36   (0.29)    0.62
                                                   ---------  ---------  ------  ------   ------
Less distributions:
 Dividends from net investment income.............     (0.29)     (0.31)  (0.33)  (0.31)   (0.33)
 Distributions from capital gains.................   o          o         (0.02)  (0.13)   (0.11)
                                                   ---------  ---------  ------  ------   ------
Total distributions...............................     (0.29)     (0.31)  (0.35)  (0.44)   (0.44)
                                                   ---------  ---------  ------  ------   ------
Net asset value, end of period....................     $8.31      $8.08   $7.69   $7.68    $8.41
                                                   =========  =========  ======  ======   ======
Total Return:                                           6.61%      9.26%   4.78%  (3.52)%   7.78%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)..........    $1,683     $1,583  $1,425  $1,327   $1,103
Ratio of expenses to average net assets...........     1.75%      1.60%   1.61%   1.71%    1.69%
Ratio of net income (loss) to average net
 assets00.........................................     3.61%      3.91%   4.31%   3.88%    4.01%
Portfolio turnover rate...........................     0.79%      7.57%   9.02%   6.07%   24.74%
Without expense reimbursement:***
Ratio of expenses to average net assets...........                1.74%   1.74%
Ratio of net income to average net assets.........                3.77%   4.18%

--------------
See footnotes on page 68.

OREGON FUND

                                                                      CLASS A                                  CLASS C
                                                   --------------------------------------------  ---------------------------------
                                                                                                       Year ended
                                                             Year ended September 30,                 September 30,      5/27/99**
                                                   --------------------------------------------  ----------------------     to
                                                     2002     2001     2000     1999      1998    2002    2001    2000    9/30/99
                                                   -------  -------  -------  -------   -------  ------  ------  ------  ---------
Per Share Data:*
Net asset value, beginning of period..............   $7.85    $7.47    $7.48    $8.05     $7.87   $7.85   $7.47   $7.48    $7.83
                                                   -------  -------  -------  -------   -------  ------  ------  ------   ------
Income from investment operations:
 Net investment income00..........................    0.34     0.35     0.36     0.35      0.36    0.27    0.28    0.29     0.10
 Net gains or losses on securities (both realized
  and unrealized)00...............................    0.23     0.42     0.04    (0.52)     0.28    0.23    0.42    0.04    (0.35)
                                                   -------  -------  -------  -------   -------  ------  ------  ------   ------
Total from investment operations..................    0.57     0.77     0.40    (0.17)     0.64    0.50    0.70    0.33    (0.25)
                                                   -------  -------  -------  -------   -------  ------  ------  ------   ------
Less distributions:
 Dividends from net investment income (loss)......   (0.34)   (0.35)   (0.36)   (0.35)    (0.36)  (0.27)  (0.28)  (0.29)   (0.10)
 Distributions from capital gains.................   (0.05)   (0.04)   (0.05)   (0.05)    (0.10)  (0.05)  (0.04)  (0.05)      --
                                                   -------  -------  -------  -------   -------  ------  ------  ------   ------
Total distributions...............................   (0.39)   (0.39)   (0.41)   (0.40)    (0.46)  (0.32)  (0.32)  (0.34)   (0.10)
                                                   -------  -------  -------  -------   -------  ------  ------  ------   ------
Net asset value, end of period....................   $8.03    $7.85    $7.47    $7.48     $8.05   $8.03   $7.85   $7.47    $7.48
                                                   =======  =======  =======  =======   =======  ======  ======  ======   ======
Total Return:                                         7.41%   10.52%    5.55%   (2.16)%    8.48%   6.45%   9.53%   4.62%   (3.32)%

Ratios/Supplemental Data:
Net assets, end of period (in thousands).......... $60,143  $54,994  $52,890  $54,473   $57,601  $1,511  $1,166    $364      $--
Ratio of expenses to average net assets...........   0.90%    0.88%    0.89%    0.86%     0.88%   1.80%   1.78%   1.79%   1.73% +
Ratio of net income (loss) to average net
 assets00.........................................   4.34%    4.57%    4.86%    4.52%     4.60%   3.44%   3.67%   3.96%   3.77% +
Portfolio turnover rate...........................   6.06%   14.58%   14.46%   12.28%    12.62%   6.06%  14.58%  14.46%   12.28%++

                                                                   CLASS D
                                                   ---------------------------------------

                                                           Year ended September 30,
                                                   ---------------------------------------
                                                    2002    2001    2000     1999    1998
                                                   ------  ------  ------  ------   ------
Per Share Data:*
Net asset value, beginning of period..............  $7.85   $7.47   $7.48   $8.04    $7.87
                                                   ------  ------  ------  ------   ------
Income from investment operations:
 Net investment income00..........................   0.27    0.28    0.29    0.28     0.29
 Net gains or losses on securities (both realized
  and unrealized)00...............................   0.23    0.42    0.04   (0.51)    0.27
                                                   ------  ------  ------  ------   ------
Total from investment operations..................   0.50    0.70    0.33   (0.23)    0.56
                                                   ------  ------  ------  ------   ------
Less distributions:
 Dividends from net investment income (loss)......  (0.27)  (0.28)  (0.29)  (0.28)   (0.29)
 Distributions from capital gains.................  (0.05)  (0.04)  (0.05)  (0.05)   (0.10)
                                                   ------  ------  ------  ------   ------
Total distributions...............................  (0.32)  (0.32)  (0.34)  (0.33)   (0.39)
                                                   ------  ------  ------  ------   ------
Net asset value, end of period....................  $8.03   $7.85   $7.47   $7.48    $8.04
                                                   ======  ======  ======  ======   ======
Total Return:                                        6.45%   9.53%   4.62%  (2.92)%   7.37%

Ratios/Supplemental Data:
Net assets, end of period (in thousands).......... $2,688  $2,345  $2,465  $2,231   $2,650
Ratio of expenses to average net assets...........  1.80%   1.78%   1.79%   1.76%    1.79%
Ratio of net income (loss) to average net
 assets00.........................................  3.44%   3.67%   3.96%   3.62%    3.69%
Portfolio turnover rate...........................  6.06%  14.58%  14.46%  12.28%   12.62%

--------------
See footnotes on page 68.

PENNSYLVANIA FUND

                                                           CLASS A                                CLASS C
                                        --------------------------------------------  ------------------------------
                                                                                            Year ended
                                                  Year ended September 30,                September 30,      5/27/99**
                                        --------------------------------------------  ---------------------     to
                                          2002     2001     2000     1999      1998    2002    2001   2000    9/30/99
                                        -------  -------  -------  -------   -------  ------  -----  ------  ---------
Per Share Data:*
Net asset value, beginning of
 period................................   $7.92    $7.49    $7.49    $8.24     $7.96   $7.91  $7.48   $7.49    $7.88
                                        -------  -------  -------  -------   -------  ------  -----  ------    -----
Income from investment operations:
 Net investment income (loss)00........    0.33     0.33     0.34     0.34      0.35    0.27   0.27    0.28     0.10
 Net gains or losses on securities
  (both realized and unrealized)00.....    0.34     0.43     0.05    (0.60)     0.36    0.33   0.43    0.04    (0.39)
                                        -------  -------  -------  -------   -------  ------  -----  ------    -----
Total from investment operations.......    0.67     0.76     0.39    (0.26)     0.71    0.60   0.70    0.32    (0.29)
                                        -------  -------  -------  -------   -------  ------  -----  ------    -----
Less distributions:
 Dividends from net
  investment income....................   (0.32)   (0.33)   (0.34)   (0.34)    (0.35)  (0.26) (0.27)  (0.28)   (0.10)
 Distributions from capital gains......   (0.01)      --    (0.05)   (0.15)    (0.08)  (0.01)    --   (0.05)      --
                                        -------  -------  -------  -------   -------  ------  -----  ------    -----
Total distributions....................   (0.33)   (0.33)   (0.39)   (0.49)    (0.43)  (0.27) (0.27)  (0.33)   (0.10)
                                        -------  -------  -------  -------   -------  ------  -----  ------    -----
Net asset value, end of period.........   $8.26    $7.92    $7.49    $7.49     $8.24   $8.24  $7.91   $7.48    $7.49
                                        =======  =======  =======  =======   =======  ======  =====  ======    =====
Total Return:                              8.75%   10.27%    5.33%   (3.38)%    9.20%   7.79%  9.48%   4.42%   (3.84)%

Ratios/Supplemental Data:
Net assets, end of period (in
 thousands)............................ $23,493  $24,047  $23,014  $25,142   $29,582  $1,029   $628    $202     $143
Ratio of expenses to average net
 assets................................   1.25%    1.32%    1.28%    1.21%     1.19%   2.00%  2.07%   2.03%    1.93%+
Ratio of net income (loss) to
 average net assets00..................   4.11%    4.20%    4.56%    4.25%     4.34%   3.36%  3.45%   3.81%    3.69%+
Portfolio turnover rate................  16.73%    5.43%   12.11%    7.80%    13.05%  16.73%  5.43%  12.11%    7.80%++

                                                       CLASS D
                                        -------------------------------------

                                               Year ended September 30,
                                        -------------------------------------
                                         2002    2001   2000    1999    1998
                                        ------  -----  ------  -----   ------
Per Share Data:*
Net asset value, beginning of
 period...............................   $7.91  $7.48   $7.49  $8.23    $7.95
                                        ------  -----  ------  -----   ------
Income from investment operations:
 Net investment income (loss)00.......    0.27   0.27    0.28   0.28     0.29
 Net gains or losses on securities
  (both realized and unrealized)00....    0.33   0.43    0.04  (0.59)    0.36
                                        ------  -----  ------  -----   ------
Total from investment operations......    0.60   0.70    0.32  (0.31)    0.65
                                        ------  -----  ------  -----   ------
Less distributions:
 Dividends from net
  investment income...................   (0.26) (0.27)  (0.28) (0.28)   (0.29)
 Distributions from capital gains.....   (0.01)    --   (0.05) (0.15)   (0.08)
                                        ------  -----  ------  -----   ------
Total distributions...................   (0.27) (0.27)  (0.33) (0.43)   (0.37)
                                        ------  -----  ------  -----   ------
Net asset value, end of period........   $8.24  $7.91   $7.48  $7.49    $8.23
                                        ======  =====  ======  =====   ======
Total Return:                             7.79%  9.48%   4.42% (3.99)%   8.36%

Ratios/Supplemental Data:
Net assets, end of period (in
 thousands)...........................    $690   $596    $600   $856     $607
Ratio of expenses to average net
 assets...............................   2.00%  2.07%   2.03%  1.96%    1.97%
Ratio of net income (loss) to
 average net assets00.................   3.36%  3.45%   3.81%  3.50%    3.56%
Portfolio turnover rate...............  16.73%  5.43%  12.11%  7.80%   13.05%

--------------
See footnotes on page 68.

SOUTH CAROLINA FUND

                                                       CLASS A                                 CLASS C
                                    ---------------------------------------------  ------------------------------
                                                                                         Year ended
                                               Year ended September 30,                September 30,      5/27/99**
                                    ---------------------------------------------  ---------------------     to
                                      2002     2001     2000     1999      1998     2002    2001    2000   9/30/99
                                    -------  -------  -------  -------   --------  ------  ------  -----  ---------
Per Share Data:*
Net asset value, beginning of
 period............................   $8.07    $7.66    $7.67    $8.38      $8.16   $8.06   $7.65  $7.66    $8.08
                                    -------  -------  -------  -------   --------  ------  ------  -----   ------
Income from investment operations:
 Net investment income.............    0.36     0.37     0.38     0.38       0.39    0.29    0.29   0.31     0.11
 Net gains or losses on securities
  (both realized and unrealized)...    0.19     0.41     0.07    (0.64)      0.29    0.19    0.41   0.07    (0.42)
                                    -------  -------  -------  -------   --------  ------  ------  -----   ------
Total from investment operations...    0.55     0.78     0.45    (0.26)      0.68    0.48    0.70   0.38    (0.31)
                                    -------  -------  -------  -------   --------  ------  ------  -----   ------
Less distributions:
 Dividends from net
  investment income (loss).........   (0.36)   (0.37)   (0.38)   (0.38)     (0.39)  (0.29)  (0.29) (0.31)   (0.11)
 Distributions from capital gains..   (0.01)      --    (0.08)   (0.07)     (0.07)  (0.01)     --  (0.08)      --
                                    -------  -------  -------  -------   --------  ------  ------  -----   ------
Total distributions................   (0.37)   (0.37)   (0.46)   (0.45)     (0.46)  (0.30)  (0.29) (0.39)   (0.11)
                                    -------  -------  -------  -------   --------  ------  ------  -----   ------
Net asset value, end of period.....   $8.25    $8.07    $7.66    $7.67      $8.38   $8.24   $8.06  $7.65    $7.66
                                    =======  =======  =======  =======   ========  ======  ======  =====   ======
Total Return:                          7.00%   10.28%    6.07%   (3.32)%     8.66%   6.04%   9.30%  5.12%   (4.01)%

Ratios/Supplemental Data:
Net assets, end of period (in
 thousands)........................ $81,410  $84,109  $81,138  $92,793   $106,328  $3,279  $1,589   $893     $335
Ratio of expenses to average net
 assets............................   0.87%    0.88%    0.86%    0.83%      0.80%   1.77%   1.78%  1.76%    1.72%+
Ratio of net income (loss) to
 average net assets00..............   4.54%    4.59%    5.04%    4.65%      4.74%   3.64%   3.69%  4.14%    3.96%+
Portfolio turnover rate............      --    2.80%    3.49%   18.06%     16.63%      --   2.80%  3.49%   18.06%++

                                                    CLASS D
                                     ---------------------------------------

                                            Year ended September 30,
                                     ---------------------------------------
                                      2002    2001    2000     1999    1998
                                     ------  ------  ------  ------   ------
Per Share Data:*
Net asset value, beginning of
 period............................   $8.06   $7.65   $7.66   $8.38    $8.16
                                     ------  ------  ------  ------   ------
Income from investment operations:
 Net investment income.............    0.29    0.29    0.31    0.30     0.31
 Net gains or losses on securities
  (both realized and unrealized)...    0.19    0.41    0.07   (0.65)    0.29
                                     ------  ------  ------  ------   ------
Total from investment operations...    0.48    0.70    0.38   (0.35)    0.60
                                     ------  ------  ------  ------   ------
Less distributions:
 Dividends from net
  investment income (loss).........   (0.29)  (0.29)  (0.31)  (0.30)   (0.31)
 Distributions from capital gains..   (0.01)     --   (0.08)  (0.07)   (0.07)
                                     ------  ------  ------  ------   ------
Total distributions................   (0.30)  (0.29)  (0.39)  (0.37)   (0.38)
                                     ------  ------  ------  ------   ------
Net asset value, end of period.....   $8.24   $8.06   $7.65   $7.66    $8.38
                                     ======  ======  ======  ======   ======
Total Return:                          6.04%   9.30%   5.12%  (4.32)%   7.68%

Ratios/Supplemental Data:
Net assets, end of period (in
 thousands)........................  $4,815  $4,378  $4,443  $5,936   $5,594
Ratio of expenses to average net
 assets............................   1.77%   1.78%   1.76%   1.73%    1.71%
Ratio of net income (loss) to
 average net assets00..............   3.64%   3.69%   4.14%   3.75%    3.83%
Portfolio turnover rate............      --   2.80%   3.49%  18.06%   16.63%

--------------
*  Per share amounts are based on average shares outstanding.
** Commencement of offering of Class C shares.
*** During the periods stated, Seligman voluntarily reimbursed expenses and/or waived portions of its management fees. Absent such reimbursements/waivers, returns would have been lower.
o  A capital gain of $0.002 per share was paid.
oo As required, effective October 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market discounts on purchases of portfolio securities for financial reporting purposes. The effects of this change for the fiscal year ended September 30, 2002, are as follows: increase net investment income and net realized and unrealized loss on investments per share by $0.01 for Class A, C and D shares of the National, Minnesota and Pennsylvania Funds, and, for Class C and D shares of the Louisiana, Maryland and Oregon Funds; and to increase the ratio of net income to average net assets of each share class of the Georgia, Michigan, New Jersey, New York and Ohio Funds by 0.03%; the National, California High-Yield, Colorado, Florida, Maryland and Missouri Funds by 0.04%; the California Quality, Louisiana, Massachusetts, North Carolina and Oregon Funds by 0.05%; the Pennsylvania and South Carolina Funds by 0.06%; and the Minnesota Fund by 0.09%. The per share data and ratios for periods prior to October 1, 2001, have not been restated.
+  Annualized.
++ For the year ended September 30, 1999.

How to Contact Us

The Funds        Write:   Corporate Communications/
                          Investor Relations Department
                          J. & W. Seligman & Co. Incorporated
                          100 Park Avenue, New York, NY 10017

                 Phone:   Toll-Free (800) 221-7844 in the US or
                          (212) 850-1864 outside the US

                 Website: www.seligman.com

Your Regular
(Non-Retirement)
Account          Write:   Shareholder Services Department
                          Seligman Data Corp.
                          100 Park Avenue, New York, NY 10017

                 Phone:   Toll-Free (800) 221-2450 in the US or
                          (212) 682-7600 outside the US

                 Website: www.seligman.com

                 24-hour automated telephone access is available by dialing
                 (800) 622-4597 on a touchtone telephone. You will have instant access to price, yield, account balance, most recent transaction, and other information. Alternatively, you may access our website at www.seligman.com.

For More Information

The following information is available without charge upon request: Call toll-free 800-221-2450 in the US or collect 212-682-7600 outside the US. You may also call these numbers to request other information about the Funds or to make shareholder inquiries.

Statement of Additional Information (SAI) contains additional information about the Fund. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.

Annual/Semi-Annual Reports contain additional information about the Fund's investments. In the Fund's Annual and Semi-Annual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.






                             Seligman Advisors, Inc.
                                 an affiliate of

                                     [LOGO]

                             J. & W. Seligman & Co.
                                  incorporated
                                established 1864
                       100 Park Avenue, New York, NY 10017



--------------------------------------------------------------------------------

Information about the Fund, including the Prospectus and SAI, can be viewed and copied at the SEC's Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call (202) 942-8090. The SAI, Annual/Semi-Annual Reports and other information about the Fund are also available on the EDGAR Database on the SEC's Internet site: http://www.sec.gov.


Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102.

SEC File Numbers: Seligman Municipal Fund Series, Inc.: 811-3828
                  Seligman Municipal Series Trust: 811-4250
                  Seligman New Jersey Municipal Fund, Inc.: 811-5126 Seligman Pennsylvania Municipal Fund Series: 811-4666

                         SELIGMAN MUNICIPAL SERIES TRUST

                 Seligman California Municipal High-Yield Series
                  Seligman California Municipal Quality Series

                       Statement of Additional Information

                                February 1, 2003

                                 100 Park Avenue
                            New York, New York 10017
                                 (212) 850-1864

                       Toll Free Telephone: (800) 221-2450

This Statement of Additional Information (SAI) expands upon and supplements the information contained in the current Prospectus of Seligman Municipal Funds, dated February 1, 2003 (the Prospectus), offering Class A shares, Class C shares and Class D shares. This SAI, although not in itself a Prospectus, is incorporated by reference into the Prospectus in its entirety. It should be read in conjunction with the Prospectus, which may be obtained by writing or calling the Funds at the above address or telephone numbers.

The financial statements and notes included in the Funds' Annual Report, and the Independent Auditors' Report thereon, are incorporated herein by reference. The Annual Report will be furnished to you without charge if you request a copy of this SAI.

                                Table of Contents

  Fund History .........................................................  2
  Description of the Funds and their Investments and Risks .............  2
  Management of the Funds ..............................................  7
  Control Persons and Principal Holders of Securities...................  12
  Investment Advisory and Other Services ...............................  13
  Brokerage Allocation and Other Practices .............................  19
  Shares of Beneficial Interest and Other Securities ...................  20
  Purchase, Redemption, and Pricing of Shares ..........................  20
  Taxation of the Funds ................................................  25
  Underwriters..........................................................  26
  Calculation of Performance Data ......................................  28
  Financial Statements..................................................  31
  General Information...................................................  31
  Appendix A ...........................................................  34
  Appendix B ...........................................................  37
  Appendix C ...........................................................  56

TEB1A

                                  Fund History

Seligman Municipal Series Trust was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts by a Declaration of Trust dated July 27, 1984.

            Description of the Funds and their Investments and Risks

Classification

Seligman Municipal Series Trust (the "Series") is a non-diversified, open-end management investment company, or mutual fund. It consists of four separate funds, of which Seligman California Municipal High-Yield Series and Seligman California Municipal Quality Series are discussed in this SAI:

Seligman California Municipal High-Yield Series (High-Yield Fund)
Seligman California Municipal Quality Series (Quality Fund)
Seligman Florida Municipal Series
Seligman North Carolina Municipal Series

Investment Strategies and Risks

The following information regarding the Funds' investments and risks supplements the information contained in the Prospectus.

The Funds seek to provide income exempt from regular federal income taxes and the personal income taxes of California consistent with the preservation of capital and with consideration given to opportunities for capital gain.

The High-Yield Fund is expected to invest principally, without percentage limitations, in municipal securities which on the date of purchase are rated within any rating category of Moody's Investors Service (Moody's) or Standard & Poor's Ratings Services (S&P), including securities rated below investment grade or securities that are not rated. The securities in which the High-Yield Fund invests generally involve greater volatility of price and risk of loss of principal and income than securities in higher rated categories.

Although securities rated in the fourth rating category are commonly referred to as investment grade, investment in such securities could involve risks not usually associated with bonds rated in the first three categories. Bonds rated BBB by S&P are more likely as a result of adverse economic conditions or changing circumstance to exhibit a weakened capacity to pay interest and re-pay principal than bonds in higher rating categories and bonds rated Baa by Moody's lack outstanding investment characteristics and in fact have speculative characteristics according to Moody's. Municipal securities in the fourth rating category of S&P or Moody's will generally provide a higher yield than do higher rated municipal securities of similar maturities; however, they are subject to a greater degree of fluctuation in value as a result of changing interest rates and economic conditions. The market value of the municipal securities will also be affected by the degree of interest of dealers to bid for them, and in certain markets dealers may be more unwilling to trade municipal securities rated in the fourth rating categories than in the higher rating categories.

The Quality Fund is expected to invest, without limitations, in municipal securities, which on the date of purchase are rated, with the three highest rating categories of Moody's or S&P.

Each Fund may invest in municipal securities that are not rated, or which do not fall into the credit ratings noted above if, based upon credit analysis, it is believed that such securities are of comparable quality. In determining suitability of investment in a lower rated or unrated security, a Fund will take into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer and other considerations as may be relevant, including comparability to other issuers.

A description of the credit rating categories is contained in Appendix A to this SAI.

California Municipal Securities. California Municipal Securities includes notes, bonds, and commercial paper issued by or on behalf of the State of California, its political subdivisions, agencies, and instrumentalities, the interest on which is exempt from regular federal income taxes and California state personal income taxes. Municipal securities are traded primarily in an over-the-counter market. Each may invest, without percentage limitations, in certain private activity bonds, the interest on which is treated as a preference item for purposes of the alternative minimum tax.

Under the Investment Company Act of 1940, as amended (1940 Act), the identification of the issuer of municipal bonds or notes depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if only the assets and revenues of the non-governmental user back the bond, the non-governmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the security is treated as an issue of such guarantor to the extent of the value of the guarantee.

The Funds invest principally in long-term municipal bonds. Municipal bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, and gas and electric utilities. Municipal bonds also may be issued in connection with the refunding of outstanding obligations, obtaining funds to lend to other public institutions, and for general operating expenses. Industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide various privately operated facilities for business and manufacturing, housing, sports, pollution control, and for airport, mass transit, port and parking facilities.

The two principal classifications of municipal bonds are "general obligation" and "revenue." General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Although industrial development bonds (IDBs) are issued by municipal authorities, they are generally secured by the revenues derived from payments of the industrial user. The payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

The Funds may also invest in municipal notes. Municipal notes generally are used to provide for short-term capital needs and generally have maturities of five years or less. Municipal Notes include:

      1. Tax Anticipation Notes and Revenue Anticipation Notes. Tax anticipation notes and revenue anticipation notes are issued to finance short-term working capital needs of political subdivisions. Generally, tax anticipation notes are issued in anticipation of various tax revenues, such as income, sales and real property taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as grant or project revenues. Usually political subdivisions issue notes combining the qualities of both tax and revenue anticipation notes.

      2. Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

Issues of municipal Commercial Paper typically represent short-term, unsecured, negotiable promissory notes. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

Variable and Floating Rate Securities. A Fund may purchase floating or variable rate securities, including participation interests therein. Investments in floating or variable rate securities provide that the rate of interest is either pegged to money market rates or set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Treasury Bills or the prime rate of a major commercial bank. A floating rate or variable rate security generally provides that a Fund can demand payment of the obligation on short notice (daily or weekly, depending on the terms of the obligation) at an amount equal to par (face value) plus accrued interest. In unusual circumstances, the amount received may be more or less than the amount the Fund paid for the securities.

Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have an interest rate which changes whenever there is a change in the designated base interest rate. Frequently such securities are secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying creditor or of the bank or issuer, as the case may be, must be equivalent to the standards set forth with respect to taxable investments below.

The maturity of variable or floating rate obligations (including participation interests therein) is deemed to be the longer of (1) the notice period required before a Fund is entitled to receive payment of the obligation upon demand, or
(2) the period remaining until the obligation's next interest rate adjustment. If the Fund does not redeem the obligation through the demand feature, the obligation will mature on a specific date, which may range up to thirty years from the date of its issuance.

Participation Interests. From time to time, a Fund may purchase from banks, participation interests in all or part of specific holdings of municipal securities. A participation interest gives the Fund an undivided interest in the municipal security in the proportion that the Fund's participation interest bears to the total principal amount of the municipal security and provides the demand repurchase feature described above. Participations are frequently backed by an irrevocable letter of credit or guarantee of a bank that the Fund has determined meets its prescribed quality standards. A Fund has the right to sell the instrument back to the bank and draw on the letter of credit on demand, on short notice, for all or any part of the Fund's participation interest in the municipal security, plus accrued interest. Each Fund intends to exercise the demand under the letter of credit only (1) upon a default under the terms of the documents of the municipal security, (2) as needed to provide liquidity in order to meet redemptions, or (3) to maintain a high quality investment portfolio. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the municipal securities over the negotiated yield at which the instruments are purchased by a Fund. Participation interests will be purchased only if, in the opinion of counsel, interest income on such interests will be tax-exempt when distributed as dividends to shareholders of the Fund. The Funds currently do not purchase participation interests and have no current intention of doing so.

When-Issued Securities. Each Fund may purchase municipal securities on a "when-issued" basis, which means that delivery of and payment for securities normally take place in less than 45 days after the date of the buyer's purchase commitment. The payment obligation and the interest rate on when-issued securities are each fixed at the time the purchase commitment is made, although no interest accrues to a purchaser prior to the settlement of the purchase of the securities. As a result, the yields obtained and the market value of such securities may be higher or lower on the date the securities are actually delivered to the buyer. A Fund will generally purchase a municipal security sold on a when-issued basis with the intention of actually acquiring the securities on the settlement date.

A separate account consisting of cash or high-grade liquid debt securities equal to the amount of outstanding purchase commitments is established with the Fund's custodian in connection with any purchase of when-issued securities. The account is marked to market daily, with additional cash or liquid high-grade debt securities added when necessary. A Fund meets in respective obligation to purchase when-issued securities from outstanding cash balances, sale of other securities or, although it would not normally expect to do so, form the sale of the when-issued securities themselves (which may have a market value greater or lesser than the Fund's payment obligations).

Municipal securities purchased on a when-issued basis and the other securities held in each Fund are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (which will generally result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Fund's assets will vary. Purchasing a municipal security on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may be higher than those obtained on the security purchased on a when-issued basis.

Standby Commitments. The Funds are authorized to acquire standby commitments issued by banks with respect to securities they hold, although the Funds have no present intention of investing any assets in standby commitments. These commitments would obligate the seller of the standby commitment to repurchase, at a Fund's option, specified securities at a specified price.

The price which a Fund would pay for municipal securities with standby commitments generally would be higher than the price which otherwise would be paid for the municipal securities alone, and the Fund would use standby commitments solely to facilitate portfolio liquidity. The standby commitment generally is for a shorter term than the maturity of the security and does not restrict in any way the Fund's right to dispose of or retain the security. There is a risk that the seller of a standby commitment may not be able to repurchase the security upon the exercise of the right to resell by the Fund. To minimize such risks, each Fund is presently authorized to acquire standby commitments solely from banks deemed creditworthy. The Board of Trustees may, in the future, consider whether the Funds should be permitted to acquire standby commitments from dealers. Prior to investing in standby commitments of dealers, a Fund, if it deems necessary based upon the advice of counsel, will apply to the Securities and Exchange Commission (SEC) for an exemptive order relating to such commitments and the valuation thereof. There can be no assurance that the SEC will issue such an order.

Standby commitments with respect to portfolio securities of a Fund with maturities of less than 60 days which are separate from the underlying portfolio securities are not assigned a value. The cost of any such standby commitments is carried as an unrealized loss from the time of purchase until it is exercised or expires. Standby commitments with respect to portfolio securities of a Fund with maturities of 60 days or more which are separate from the underlying portfolio securities are valued at fair value as determined in accordance with procedures established by the Board of Trustees. The Board of Trustees would, in connection with the determination of value of such a standby commitment, consider, among other factors, the creditworthiness of the writer of the standby commitment, the duration of the standby commitment, the dates on which or the periods during which the standby commitment may be exercised and the applicable rules and regulations of the SEC.

Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933 (1933
Act)) and other securities that are not readily marketable. The Fund may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act, and the Fund's Board of Trustees may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should the Board of Trustees make this determination, it will carefully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in the Fund, if and to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

Borrowing. Each Fund may borrow money only from banks and only for temporary or emergency purposes (but not for the purchase of portfolio securities) in an amount not in excess of 10% of the value of its total assets at the time the borrowing is made (not including the amount borrowed). Permitted borrowings may be secured or unsecured. The Fund will not purchase additional portfolio securities if the Fund has outstanding borrowings in excess of 5% of the value of its total assets.

Taxable Investments. Under normal market conditions, each Fund will attempt to invest 100% and as a matter of fundamental policy will invest at least 80% of the value of its net assets in securities the interest on which is exempt from regular federal income tax and California personal income tax. Such interest, however, may be subject to the federal alternative minimum tax.

Under normal market conditions, temporary investments in taxable securities will be limited as a matter of fundamental policy to 20% of the value of a Fund's net assets.

Except as otherwise specifically noted above, the Funds' investment strategies are not fundamental and a Fund, with the approval of the Board of Trustees, may change such strategies without the vote of shareholders.

Fund Policies

Each Fund is subject to fundamental policies that place restrictions on certain types of investments. These policies cannot be changed except by vote of a majority of the outstanding voting securities of a Fund. Under these policies, a Fund may not:

- Borrow money, except from banks for temporary purposes (such as meeting redemption requests or for extraordinary or emergency purposes but not for the purchase of portfolio securities) in an amount not to exceed 10% of the value of its total assets at the time the borrowing is made (not including the amount borrowed). A Fund will not purchase additional portfolio securities if such Fund has outstanding borrowings in excess of 5% of the value of its total assets;

- Mortgage or pledge any of its assets, except to secure permitted borrowings noted above;

- Invest more than 25% of total assets at market value in any one industry; except that municipal securities and securities of the US Government, its agencies and instrumentality's are not considered an industry for purposes of this limitation;

- As to 50% of the value of its total assets, purchase securities of any issuer if immediately thereafter more than 5% of total assets at market value would be invested in the securities of any issuer (except that this limitation does not apply to obligations issued or guaranteed as to principal and interest by the US Government or its agencies or instrumentalities);

- Invest in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization or for the purpose of hedging the Fund's obligations under its deferred compensation plan for trustees;

- Purchase or hold any real estate, except that the Fund may invest in securities secured by real estate or interests therein or issued by persons (other than real estate investment trusts) which deal in real estate or interests therein;

- Purchase or hold the securities of any issuer, if to its knowledge, trustees or officers of the Fund individually owning beneficially more than 0.5% of the securities of that issuer own in the aggregate more than 5% of such securities;

- Write or purchase put, call, straddle or spread options; purchase securities on margin or sell "short"; or underwrite the securities of other issuers, except that the Fund may be deemed an underwriter in connection with the purchase and sale of portfolio securities;

- Purchase or sell commodities or commodity contracts including futures contracts; or

- Make loans, except to the extent that the purchase of notes, bonds or other evidences of indebtedness or deposits with banks may be considered loans.

A Fund also may not change its investment objective without shareholder approval.

Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a shareholders' meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

Temporary Defensive Position

In abnormal market conditions, if, in the judgment of a Fund, municipal securities satisfying a Fund's investment objectives may not be purchased, a Fund may, for defensive purposes, temporarily invest in instruments the interest on which is exempt from regular federal income taxes, but not state personal income taxes. Such securities would include those described under "California Municipal Securities" above that would otherwise meet that Fund's objectives.

Also, in abnormal market conditions, a Fund may invest on a temporary basis in fixed-income securities, the interest on which is subject to federal, state, or local income taxes, pending the investment or reinvestment in municipal securities of the proceeds of sales of shares or sales of portfolio securities, in order to avoid the necessity of liquidating portfolio investments to meet redemptions of shares by investors or where market conditions due to rising interest rates or other adverse factors warrant temporary investing for defensive purposes.

Investments in taxable securities will be substantially in securities issued or guaranteed by the United States Government (such as Treasury Bills, notes and bonds), its agencies, instrumentalities or authorities; highly-rated corporate debt securities (rated Aa3 or better by Moody's or AA- or better by S&P); prime commercial paper (rated P-1 by Moody's or A-1+/A-1 by S&P); and certificates of deposit of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the US Government or state governments and the 50 largest foreign banks in terms of assets with branches or agencies in the United States. Investments in certificates of deposit of foreign banks and foreign branches of US banks may involve certain risks, including different regulation, use of different accounting procedures, political or other economic developments, exchange controls, or possible seizure or nationalization of foreign deposits.

Portfolio Turnover

Portfolio transactions will be undertaken principally to accomplish a Fund's objective in relation to anticipated movements in the general level of interest rates but a Fund may also engage in short-term trading consistent with its objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the investment manager believes to be a temporary disparity in the normal yield relationship between the two securities.

A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned during the year. Securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the calculation. The portfolio turnover rates for the High-Yield Fund for the fiscal years ended September 30, 2002 and 2001 were 11.72% and 2.95%, respectively. The portfolio turnover rates for the Quality Fund for the fiscal years ended September 30, 2002 and 2001 were 6.40% and 19.83%, respectively. The fluctuation in portfolio turnover rates of each Fund resulted from conditions in the California municipal market and bond market in general. A Fund's portfolio turnover rate will not be a limiting factor when the Fund deems it desirable to sell or purchase securities.

                             Management of the Funds

Board of Trustees

The Board of Trustees provides broad supervision over the affairs of the Funds.

Management Information

Information with respect to Trustees and officers of the Funds, is shown below. Unless otherwise indicated, their addresses are 100 Park Avenue, New York, NY 10017.

                            Term of                                                                               Number of
                          Office and                                                                            Portfolios in
                           Length of                                                                             Fund Complex
 Name, (Age), Position(s)    Time            Principal Occupation(s) During Past 5 Years, Trusteeships           Overseen by
        With Fund           Served*                             and Other Information                              Trustee
------------------------------------------------------------------------------------------------------------------------------
                                                      INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------
John R. Galvin (73)        1995 to Date   Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts                61
Trustee                                   University; Director or Trustee of each of the investment companies of the Seligman Group of Funds**; Chairman Emeritus, American Council on
                                          Germany; National Defense University and the Institute for Defense
                                          Analyses.  Formerly, Director, USLIFE Corporation, life insurance;
                                          Governor of the Center for Creative Leadership; Director, Raytheon
                                          Co., defense and commercial electronics; and Trustee of  the Institute for Defense Analyses.  From June 1987 to June 1992, he was the Supreme
                                          Allied Commander, Europe and the Commander-in-Chief, United States
                                          European Command.

Alice S. Ilchman (67)      1991 to Date   President Emeritus, Sarah Lawrence College; Director or Trustee of          61
Trustee                                   each of the investment companies of the Seligman Group of Funds**;
                                          Director, Jeannette K. Watson Summer Fellowship, summer internships for college students; Trustee, Save the Children, nonoprofit child-assistance organization, and the Committee for Economic
                                          Development; Governor, Court of Governors, London School of Economics;
                                          and Director, Public Broadcasting Service (PBS).  Formerly, Chairman,
                                          The Rockefeller Foundation, charitable foundation; and Director, New
                                          York Telephone Company.

Frank A. McPherson (69)    1995 to Date   Retired Chairman of the Board and Chief Executive Officer of                61
Trustee                                   Kerr-McGee Corporation, diversified energy company; Director or
                                          Trustee of each of the investment companies of the Seligman Group of
                                          Funds**; Director, ConocoPhillips, oil and gas exploration and production, Integris Health, owner of various hospitals, BOK
                                          Financial, bank holding company, Oklahoma Chapter of the Nature
                                          Conservancy, Oklahoma Medical Research Foundation, Boys and Girls
                                          Clubs of Oklahoma, Oklahoma City Public Schools Foundation and
                                          Oklahoma Foundation for Excellence in Education.  Formerly, Director,
                                          Kimberly-Clark Corporation, consumer products.

                            Term of                                                                               Number of
                          Office and                                                                            Portfolios in
                           Length of                                                                             Fund Complex
 Name, (Age), Position(s)    Time            Principal Occupation(s) During Past 5 Years, Trusteeships           Overseen by
        With Fund           Served*                             and Other Information                              Trustee
        ---------           -------                             ---------------------                              -------
John E. Merow (73)         1984 to Date   Retired Chairman and Senior Partner, Sullivan & Cromwell, law firm;         61
Trustee                                   Director or Trustee of each of the investment companies of the Seligman
                                          Group of Funds**; Director, Commonwealth Industries, Inc., manufacturer of aluminum sheet products; Director and Treasurer, the Foreign Policy
                                          Association; Director Emeritus, Municipal Art Society of New York;
                                          Trustee and Secretary, the U.S. Council for International Business;
                                          Trustee, New York-Presbyterian Hospital; Trustee and Vice Chairman, New
                                          York-Presbyterian Healthcare System, Inc.; and Member of the American
                                          Law Institute and Council on Foreign Relations.

Betsy S. Michel (60)       1984 to Date   Attorney; Director or Trustee of each of the investment companies of        61
Trustee                                   the Seligman Group of Funds**; Trustee, The Geraldine R. Dodge
                                          Foundation, charitable foundation, and World Learning, Inc., charitable foundation.  Formerly, Chairman of the Board of Trustees of St.
                                          George's School (Newport, RI).

Leroy C. Richie (61)       2000 to Date   Chairman and Chief Executive Officer, Q Standards Worldwide, Inc.,          60
Trustee                                   library of technical standards; Director or Trustee of each of the investment companies of the Seligman Group of Funds** (except Seligman
                                          Cash Management Fund, Inc.); Director, Kerr-McGee Corporation,
                                          diversified energy company, and Infinity, Inc., oil and gas services and exploration; Director and Chairman, Highland Park Michigan
                                          Economic Development Corp.  Formerly, Trustee, New York University Law
                                          Center Foundation; Vice Chairman, Detroit Medical Center and Detroit
                                          Economic Growth Corp.; and  Chairman and Chief Executive Officer,
                                          Capital Coating Technologies, Inc., applied coating technologies; and
                                          Vice President and General Counsel, Automotive Legal Affairs, Chrysler
                                          Corporation.

James Q. Riordan (75)      1991 to Date   Director or Trustee of each of the investment companies of the              61
Trustee                                   Seligman Group of Funds**; Director or Trustee, The Houston
                                          Exploration Company, oil exploration, and the Committee for Economic
                                          Development.  Formerly, Vice Chairman, Mobil Corporation, petroleum and petrochemicals; Co-Chairman of the Policy Council of the Tax
                                          Foundation; Director and President, Bekaert Corporation, high-grade steel cord, wire and fencing products; and a Director or Trustee of
                                          Tesoro Petroleum Companies, Inc., Dow Jones & Company, Inc.,  business and financial news, KeySpan Corporation, diversified energy and electric company, The Brooklyn Museum and the Public Broadcasting
                                          Service (PBS).

Robert L. Shafer (70)      1984 to Date   Retired Vice President, Pfizer Inc., pharmaceuticals; Director or           61
Trustee                                   Trustee of each of the investment companies of the Seligman Group of
                                          Funds**.  Formerly, Director, USLIFE Corporation, life insurance.

James N. Whitson (67)      1993 to Date   Retired Executive Vice President and Chief Operating Officer, Sammons       61
Trustee                                   Enterprises, Inc., a diversified holding company; Director or Trustee of each of the investment companies of the Seligman Group of Funds**,
                                          Director and Consultant, Sammons Enterprises, Inc.; and Director,
                                          C-SPAN, cable television networks and CommScope, Inc., manufacturer of coaxial cable.

---------------------------------------------------------------------------------------------------------------------------
                                        INTERESTED TRUSTEES AND PRINCIPAL OFFICERS
---------------------------------------------------------------------------------------------------------------------------
Paul C. Guidone*** (45)    2002 to Date   Managing Director and Chief Investment Officer, J. & W. Seligman & Co.      60
Trustee                                   Incorporated, Director or Trustee of each of the investment companies of the Seligman Group of Funds**, with the exception of Seligman Cash
                                          Management Fund, Inc.; Member of the Association of Investment
                                          Management and Research, the New York Society of Security Analysts and
                                          the London Society of Investment Professionals.  Formerly Deputy
                                          Chairman and Group Chief Executive Officer of HSBC Asset Management
                                          and, prior to that, Managing Director and Chief Investment Officer of
                                          Prudential Diversified Investments.

                            Term of                                                                               Number of
                          Office and                                                                            Portfolios in
                           Length of                                                                             Fund Complex
 Name, (Age), Position(s)    Time            Principal Occupation(s) During Past 5 Years, Trusteeships           Overseen by
        With Fund           Served*                             and Other Information                              Trustee
        ---------           -------                             ---------------------                              -------
William C. Morris*** (64)  1988 to Date   Chairman, J. & W. Seligman & Co. Incorporated, Chairman of the Board        61
Trustee and Chairman of                   and Director or Trustee of each of the investment companies of the
the Board                                 Seligman Group of Funds**; Chairman, Seligman Advisors, Inc., Seligman
                                          Services, Inc., broker-dealer, and Carbo Ceramics Inc., manufacturer of ceramic proppants for oil and gas industry; and Director, Seligman
                                          Data Corp. and Kerr-McGee Corporation, a diversified energy company.
                                          Formerly, Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

Brian T. Zino*** (50)       Dir.: 1993    Director and President, J. & W. Seligman & Co. Incorporated; Director       61
Trustee, President and       to Date      or Trustee, President and Chief Executive Officer of each of the
Chief Executive Officer    Pres.: 1995    investment companies of the Seligman Group of Funds**; Director,
                             to Date      Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman,
                            CEO.: Nov     Seligman Data Corp.; Member of the Board of Governors of the
                           2002 to Date   Investment Company Institute; and Vice Chairman, ICI Mutual Insurance
                                          Company.

Thomas Moles (60)          1998 to Date   Director and Managing Director, J. & W. Seligman & Co. Incorporated;        N/A
Vice President and                        Vice President and Portfolio Manager, Seligman Municipal Fund Series,
Portfolio Manager                         Inc., Seligman New Jersey Municipal Fund, Inc. and Seligman
                                          Pennsylvania Municipal Fund Series; Executive Vice President and
                                          Portfolio Manager, Seligman Quality Municipal Fund, Inc. and Seligman
                                          Select Municipal Fund, Inc., closed-end investment companies; and
                                          Director, Seligman Advisors, Inc. and Seligman Services, Inc.
                                          Formerly, President, Seligman Quality Municipal Fund, Inc. and
                                          Seligman Select Municipal Fund, Inc.

Thomas Rose (45)           2000 to Date   Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated,        N/A
Vice President                            Seligman Advisors, Inc. and Seligman Data Corp.; Vice President of
                                          each of the investment companies of the Seligman Group of Funds** and of Seligman Services, Inc. and Seligman International, Inc.  Formerly,
                                          Treasurer of each of the investment companies of the Seligman Group of
                                          Funds and of Seligman Data Corp.

Lawrence P. Vogel (46)      V.P.: 1992    Senior Vice President and Treasurer, Investment Companies, J. & W.          N/A
Vice President and           to Date      Seligman & Co. Incorporated; Vice President and Treasurer of each of
Treasurer                    Treas.:      the investment companies of the Seligman Group of Funds** and of
                           2000 to Date   Seligman Data Corp.  Formerly, Senior Vice President, Finance, J. & W.
                                          Seligman & Co. Incorporated, Seligman Advisors, Inc., Seligman
                                          International, Inc. and Seligman Data Corp.; Vice President, Seligman
                                          Services, Inc.; and Treasurer, Seligman International, Inc. and
                                          Seligman Henderson Co.

Frank J. Nasta (38)        1994 to Date   Managing Director, General Counsel and Corporate Secretary, J. & W.         N/A
Secretary                                 Seligman & Co. Incorporated; Secretary, of each of the investment companies of the Seligman Group of Funds**; and Corporate Secretary,
                                          Seligman Advisors, Inc., Seligman Services, Inc., Seligman
                                          International, Inc. and Seligman Data Corp.  Formerly, Corporate
                                          Secretary, Seligman Henderson Co. and Senior Vice President, Law and
                                          Regulation Department, J. & W. Seligman & Co. Incorporated.

--------------
* Each Trustee serves for an indefinite term, until the election and qualification of his successor or until his earlier death, resignation or removal. Each officer is elected annually by the Board.

** The Seligman Group of Funds consists of twenty-three registered investment companies.

*** Mr. Guidone, Mr. Morris and Mr. Zino are considered "interested persons" of the Fund, as defined in the 1940 Act, by virtue of their positions with
      J. & W. Seligman & Co. Incorporated and its affiliates.

Mr. Whitson is a director and executive committee member of a private company that indirectly controls a broker-dealer and has an option to acquire control of another broker-dealer in 2007. Both broker-dealers distribute the Funds' shares.

The standing committees of the Board include the Board Operations Committee, Audit Committee and Director Nominating Committee. These Committees are comprised solely of Trustees who are not "interested" persons of the Fund as that term is defined in the 1940 Act. The duties of these Committees are described below.

Board Operations Committee. This Committee has authority generally to direct the operations of the Board, including the nomination of members of other Board Committees and the selection of legal counsel for the Corporation. The Committee met four times during the year ended September 30, 2002. Members of the Committee are Messrs. McPherson (Chairman), Galvin, Merow, Richie, Riordan, Shafer and Whitson, and Dr. Ilchman and Ms. Michel.

Audit Committee. This Committee recommends the independent public accountants for selection as auditors by the Board annually. In addition, the Committee assists the Board in its oversight of the Fund's financial reporting process and operates pursuant to a written charter. The Committee met three times during the year ended September 30, 2002. Members of the Committee are Messrs. Whitson (Chairman), Galvin, Merow, and Richie, and Ms. Michel.

Director Nominating Committee. This Committee selects and nominates persons for election as Trustees by the Board. In addition, if a shareholder meeting is held where Trustees are to be elected, the Committee will select and nominate persons for election as Trustees at such shareholder meeting. The Committee will consider suggestions from shareholders submitted in writing to the Secretary of the Fund. The Committee met twice during the year ended September 30, 2002. Members of the Committee are Messrs. Shafer (Chairman), McPherson and Riordan and Dr. Ilchman.

Beneficial Ownership of Shares

As of September 30, 2002, the Trustees beneficially owned shares in the Funds and the Seligman Group of Funds as follows:

                                        California High-Yield Fund (1)
                                         Dollar Range of Fund Shares
                                              Owned By Trustee
                                              ----------------            Aggregate Dollar Range of Shares
                                                                          Owned by Trustee in the Seligman
               Name                                                                Group of Funds
-------------------------------------------------------------------------------------------------------------
                                            INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------
John R. Galvin                                       None                          $10,001-$50,000
Alice S. Ilchman                                     None                           Over $100,000
Frank A. McPherson                                   None                           Over $100,000
John E. Merow                                     $1-$10,000                        Over $100,000
Betsy S. Michel                                      None                           Over $100,000
Leroy C. Richie                                      None                          $10,001-$50,000
James Q. Riordan                                     None                           Over $100,000
Robert L. Shafer                                     None                           Over $100,000
James N. Whitson                                     None                           Over $100,000
-------------------------------------------------------------------------------------------------------------
                                            INTERESTED TRUSTEES
-------------------------------------------------------------------------------------------------------------
Paul C. Guidone                                      None                         $50,001 - $100,000
William C. Morris                                    None                           Over $100,000
Brian T. Zino                                        None                           Over $100,000

---------------
(1) None of the Trustees beneficially own any shares of the California Quality Fund

Compensation

                                                                       Pension or           Total Compensation
                                                    Aggregate     Retirement Benefits         from Funds and
            Name and                               Compensation    Accrued as Part of        Fund Complex Paid
       Position with Funds                        from Funds (1)      Fund Expenses          to Trustees (1)(2)
       -------------------                        --------------      -------------         -------------------
John R. Galvin, Trustee                               $1,512              N/A                    $105,000
Alice S. Ilchman, Trustee                              1,351              N/A                      96,000
Frank A. McPherson, Trustee                            1,405              N/A                      99,000
John E. Merow, Trustee                                 1,512              N/A                     105,000
Betsy S. Michel, Trustee                               1,512              N/A                     105,000
James C. Pitney, Trustee(3)                              763              N/A                      55,500
Leroy C. Richie, Trustee                               2,008              N/A                     105,000
James Q. Riordan, Trustee                              1,405              N/A                      99,000
Robert L. Shafer, Trustee                              1,405              N/A                      96,000
James N. Whitson, Trustee                              1,512(4)           N/A                     105,000(4)

---------------
(1)   For the Funds' fiscal year ended September 30, 2002.

(2)   The Seligman Group of Funds consists of twenty-three investment companies.

(3)   Mr. Pitney retired from the Board of Trustees effective May 16, 2002.

(4)   Deferred.

No compensation is paid by the Funds to Directors or officers of the Funds who are employees of Seligman.

The Series has adopted a deferred compensation plan under which outside trustees may elect to defer receiving their fees. A trustee who has elected deferral of his or her fees may choose a rate of return equal to either (1) the interest rate on short-term Treasury Bills, or (2) the rate of return on the shares of certain of the investment companies advised by J. & W. Seligman & Co. Incorporated (Seligman), as designated by the trustee. The cost of such fees and earnings is included in trustees' fees and expenses, and the accumulated balance thereof is included in other liabilities in the Funds' financial statements.

The total amount of deferred compensation (including earnings) payable in respect of the Funds to Mr. Whitson as of September 30, 2002 was $11,773.

Mr. Merow no longer defers current compensation; however, he has accrued deferred compensation in the amount of $11,289, as of September 30, 2002.

Each Fund may, but is not obligated to, purchase shares of the other funds in the Seligman Group of Funds to hedge its obligations in connection with the deferred compensation plan.

Code of Ethics

Seligman, Seligman Advisors, Inc. (Seligman Advisors), their subsidiaries and affiliates, and the Seligman Group of Funds have adopted a Code of Ethics that sets forth the circumstances under which officers, directors and employees (collectively, Employees) are permitted to engage in personal securities transactions. The Code of Ethics proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by Seligman's Director of Compliance, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Code of Ethics. The Code of Ethics prohibits Employees (including all investment team members) from purchasing or selling any security or an equivalent security that is being purchased or sold by any client, or where the Employee intends, or knows of another's intention, to purchase or sell the security on behalf of a client. The Code also prohibits all Employees from acquiring securities in a private placement or in an initial or secondary public offering unless an exemption has been obtained from Seligman's Director of Compliance.

The Code of Ethics prohibits (1) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days either before or after the purchase or sale of the security by a client's account (including investment company accounts) that the portfolio manager or investment team manages; (2) each Employee from profiting from short-term trading (a profitable purchase and sale or vice-versa within 60 days); and (3) each member of an investment team from profiting from short sales of a security if, at that time, any client managed by that team has a long position in that security. Any profit realized pursuant to any of these prohibitions must be disgorged to a charitable organization.

Employees are required, except under very limited circumstances, to engage in personal securities transactions through Seligman's order desk or through an authorized dealer or investment advisor designated by Seligman. All Employee personal securities transactions must be pre-cleared by Seligman's compliance department. The compliance department and the order desk maintain a list of securities that may not be purchased due to a possible conflict with clients. All Employees are also required to disclose all securities beneficially owned by them upon commencement of employment and at the end of each calendar year.

A copy of the Code of Ethics is on public file with, and is available upon request from, the SEC. You can access it through the SEC's Internet site, http://www.sec.gov.

               Control Persons and Principal Holders of Securities

Control Persons

As of January 6, 2003, there was no person or persons who controlled any of the Funds, either through significant ownership of Fund shares or any other means of control.

Principal Holders

As of January 6, 2003, the following principal holders owned of record 5% or more of the then outstanding shares of beneficial interest of a Class of shares of the Funds:

                                                                     Percentage
                                                                      of Total
Name and Address                                     Fund/Class      Shares Held
----------------                                     ----------      -----------
Wells Fargo Investments LLC, FBO Customer Accounts,  California         10.02%
608 Second Avenue South, Minneapolis, MN 55402       High-Yield/C

Wells Fargo Investments LLC, FBO Customer Accounts,  California          6.26%
608 Second Avenue South, Minneapolis, MN 55402       High-Yield/C

Christopher Ranch LLC, 305 Bloomfield Avenue,        California         23.65%
Gilroy, CA 95020                                     High-Yield/D

MLPF&S for the Sole Benefit of its Customers, Attn:  California         10.16%
Fund Administration, 4800 Dear Lake Drive East,      High-Yield/D
Jacksonville, FL 32246

Wells Fargo Investments LLC, FBO Customer Accounts,  California          7.95%
608 Second Avenue South, Minneapolis, MN 55402       High-Yield/C

Wells Fargo Investments LLC, FBO Customer Accounts,  California          7.94%
608 Second Avenue South, Minneapolis, MN 55402       High-Yield/D

Donald Christopher, 305 Bloobfield Avenue, Gilroy,   California          7.55%
CA  95020                                            High-Yield/D

Wells Fargo Investments LLC, FBO Customer Accounts,  California          5.17%
608 Second Avenue South, Minneapolis, MN 55402       High-Yield/D

MLPF&S for the Sole Benefit of its Customers, Attn:  California          8.81%
Fund Administration, 4800 Dear Lake Drive East,      Quality/A
Jacksonville, FL 32246

Prudential Securities Inc, FBO The Whitmer Family    California          7.49%
Trust, 1687 W. Tenaya Way, Fresno, CA 93711-1970     Quality/A

PaineWebber FBO Anna Kwanyat Li Barbara Devries      California          6.43%
Conservator, 1255 Post Street, San Francisco, CA     Quality/C
94109

MLPF&S for the Sole Benefit of its Customers, Attn:  California         28.84%
Fund Administration, 4800 Dear Lake Drive East,      Quality/D
Jacksonville, FL  32246

BNY Clearing Services LLC, FBO Donald Walters, 111   California         20.38%
East Kilbourn Avenue, Milwaukee, WI  53202           Quality/D

PaineWebber FBO Bernice Warren Trust, 125 Acacia     California         12.85%
Circle, Indian Head Park, IL  60525                  Quality/D

NFSC FEBO The Alan and Harriet Price Trust, 1001     California          7.74%
Genter Street, La Jolla, CA  92037                   Quality/D

BNY Clearing Services LLC, FBO Edward Humphrey, 111  California          6.58%
East Kilbourn Avenue, Milwaukee, WI 53202            Quality/D

Management Ownership

As of January 6, 2003, Trustees and officers of the High-Yield Fund as a group owned less than 1% of Class A shares of the then outstanding shares of beneficial interest of the Fund. As of the same period, no Trustees and officers of the Fund owned Class C or Class D shares of the then outstanding shares of beneficial interest of the Fund.

As of January 6, 2003, Trustees and officers of the Quality Fund did not own any Class A, Class C or Class D shares of the then outstanding shares of beneficial interest of the Fund.

                     Investment Advisory and Other Services

Investment Manager

Subject to the control of the Series' Board of Trustees, Seligman manages the investment of the assets of the Funds and administers the Series' business and other affairs pursuant to a management agreement approved by the Board of Trustees and the initial shareholders of the Funds (the "Management Agreement"). Seligman also serves as investment manager to twenty-two other US registered investment companies which, together with the Series, make up the "Seligman Group of Funds." There are no other management-related service contracts under which services are provided to the Funds. No person or persons, other than the directors, officers or employees of Seligman and the Series, regularly advise the Series or the Funds with respect to its investments.

Seligman is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions, and corporations. Mr. William C. Morris, Chairman of Seligman and Chairman of the Board of Trustees and Chairman of the Funds, owns a majority of the outstanding voting securities of Seligman and is a controlling person of Seligman. See Appendix C to this SAI for further history of Seligman.

All of the officers of the Funds listed above are officers or employees of Seligman. Their affiliations with the Funds and with Seligman are provided under their principal business occupations.

The Funds pay Seligman a management fee for its services, calculated daily and payable monthly. The management fee is equal to 0.50% per annum of each Fund's average daily net assets. Seligman voluntarily agreed to waive a portion of its management fees for the fiscal year ended September 30, 2002 to limit the per annum fee of California High-Yield Fund to 0.40%. The following chart indicates the management fees paid by each Fund for the fiscal years ended September 30, 2002, 2001 and 2000.

Seligman waived or reimbursed expenses of the High-Yield Fund amounting to $56,571, $134,295 and $113,448, respectively, for the fiscal years ended September 30, 2002, 2001 and 2000.

                                        Fiscal          Management
                                         Year               Fee
           Fund                         Ended            Paid ($)
           ----                         -----            --------
           High-Yield Fund             9/30/02           $282,854
                                       9/30/01            270,775
                                       9/30/00            285,163

           Quality Fund                9/30/02           $400,239
                                       9/30/01            401,463
                                       9/30/00            373,310

The Funds pay all of their expenses other than those assumed by Seligman, including, shareholder services and distribution fees, fees and expenses of independent attorneys and auditors, taxes and governmental fees, including fees and expenses of qualifying the Funds and their shares under federal and state securities laws, cost of stock certificates and expenses of repurchase or redemption of shares, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of shareholders' meetings, expenses of corporate data processing and related services, shareholder record keeping and shareholder account services, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of the Trustees of the Funds not employed by or serving as a Director of Seligman or its affiliates, insurance premiums and extraordinary expenses such as litigation expenses. These expenses are allocated among the Funds in a manner determined by the Board of Trustees to be fair and equitable.

The Management Agreement also provides that Seligman will not be liable to the Funds for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing its duties under the Management Agreement, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Management Agreement.

Each Fund's Management Agreement was unanimously approved by the Board of Trustees at a Meeting held on October 11, 1988 and was approved by the shareholders of each Fund at a meeting held on December 15, 1988. Each Management Agreement will continue in effect until December 29 of each year if
(1) such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Trustees or of the outstanding voting securities of the Fund and by a vote of a majority of the Trustees who are not parties to the Management Agreement or interested persons of any such party) and (2) if Seligman shall not have notified the Series at least 60 days prior to the anniversary date of the previous continuance that it does not desire such continuance. A Management Agreement may be terminated by a Fund, without penalty, on 60 days' written notice to Seligman and will terminate automatically in the event of its assignment. Each Fund has agreed to change its name upon termination of its Management Agreement if continued use of the name would cause confusion in the context of Seligman's business.

At the November 21, 2002 Board of Trustees meeting, the Board unanimously approved the continuance of the Management Agreement. In preparation for these meetings, the Board requested and reviewed a wide variety of materials from Seligman, including extensive performance and expense information for other investment companies compiled by third parties, and the Independent Trustees conferred with their counsel at the meeting prior to voting. In their determinations with respect to continuance of the Management Agreement, the Board considered many factors, including, but not limited to: (1) the investment results achieved by Seligman for the Funds (including investment performance comparisons with other comparable investment companies and certain indices); (2) the nature and quality of the administrative services rendered by Seligman; (3) the payments received by Seligman and its affiliates from all sources involving both the Funds and the other investment companies in the Seligman Group of Funds; (4) the costs borne by, and profitability of, Seligman and its affiliates in providing service of all types to the Funds and to the other investment companies in the Seligman Group and a comparison of the overall profitability of Seligman to the profitability of certain other investment advisers; (5) information concerning the Funds' expense ratio and competitive industry fee structures and expense ratios, including, specifically, the relationship of the Funds' management fee rates to those typically paid by similar funds; (6) Seligman's policies and practices regarding allocation of portfolio transactions, including the use of brokers or dealers that provided research and other services to Seligman and the benefits derived from such services to the Funds and to Seligman; (7) portfolio turnover for the Funds and other comparable investment companies; (8) Seligman's willingness to consider and, when desirable, implement organizational and operational changes designed to improve investment results; and (9) the fall-out benefits which Seligman and its affiliates receive from Seligman's relationship to the Funds. In its deliberations, the

Board did not identify any particular information that was all-important or controlling. Rather, the Board evaluated all information available to it and determined that the compensation paid to Seligman under the Management Agreement was fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board (and each Trustee) considered relevant in the exercise of its (or such Trustee's) reasonable judgment.

Certain of the factors addressed by the Board in reaching its determination are discussed in more detail below.

Portfolio Performance. The Board of Trustees considered the performance of the Funds as compared to the performance of other comparable mutual funds and as compared to appropriate securities indices. Trustees also considered the nature and quality of the investment advice rendered by Seligman. In addition to the information received by the Trustees in connection with the November 21, 2002 Board of Trustees meeting, the Board receives detailed information related to performance of the Funds at each Board meeting during the year.

Expenses of the Fund. The Board also considered the management fee rate paid by the Funds to Seligman and the other expenses of the Funds, in comparison to both the quality of services provided and the fees and expenses of funds with similar characteristics.

Costs of Providing Service and Profitability. The Trustees reviewed information concerning profitability of Seligman's investment advisory and investment company activities and its financial condition based on results for 2001 and 2002 (through September 30) and estimates for full-year 2002. The information considered by the Board of Trustees included operating profit margin information for Seligman's investment company business alone (i.e., excluding results of its affiliates) and on a consolidated basis. The Board of Trustees also reviewed profitability data and estimated profitability data for each of the investment companies of the Seligman Group of Funds on a fund-by-fund basis. The Board of Trustees reviewed certain assumptions and methods of allocation used by Seligman in preparing fund-specific profitability data. While Seligman believes that the methods of allocation used were reasonable, there are limitations inherent in allocating costs to multiple individual advisory products served by an organization such as Seligman's where each of the advisory products draws on, and benefits from, the pooled research of the organization.

Fall-Out Benefits. The Trustees considered the services provided to the Funds and its shareholders by Seligman Services, Inc. (Seligman Services), an affiliate of Seligman, and the 12b-1 fees each Fund pays to Seligman Services in respect of shares of the Funds held in accounts for which there would not otherwise be a broker of record.

Principal Underwriter

Seligman Advisors, an affiliate of Seligman, 100 Park Avenue, New York, New York 10017, acts as general distributor of the shares of the Funds and of each of the other mutual funds in the Seligman Group. Seligman Advisors is an "affiliated person" (as defined in the 1940 Act) of Seligman, which is itself an affiliated person of the Funds. Those individuals identified above under "Management Information" as trustees or officers of both the Funds and Seligman Advisors are affiliated persons of both entities.

Services Provided by the Investment Manager

Under the Management Agreements, each dated December 29, 1988, subject to the control of the Board of Trustees, Seligman manages the investment of the assets of each Fund, including making purchases and sales of portfolio securities consistent with each Fund's investment objectives and policies, and administers their business and other affairs. Seligman provides the Funds with such office space, administrative and other services and executive and other personnel as are necessary for Fund operations. Seligman pays all of the compensation of trustees of the Funds who are employees or consultants of Seligman and of the officers and employees of the Funds. Seligman also provides senior management for Seligman Data Corp., the Funds' shareholder service agent.

Service Agreements

There are no other management-related service contracts under which services are provided to either of the Funds.

Other Investment Advice

No person or persons, other than directors, officers, or employees of Seligman, regularly advise either Fund with respect to its investments.

Dealer Reallowances

Dealers and financial advisors receive a percentage of the initial sales charge on sales of Class A shares and Class C shares of each Fund, as set forth below:

Class A shares:

                                                                                   Regular Dealer
                                     Sales Charge           Sales Charge             Reallowance
                                      as a % of            as a % of Net              as a % of
Amount of Purchase                Offering Price(1)       Amount Invested          Offering Price
------------------                -----------------       ---------------          --------------
Less than $50,000                        4.75%                 4.99%                      4.25%
$50,000  -  $99,999                      4.00                  4.17                       3.50
$100,000  -  $249,999                    3.50                  3.63                       3.00
$250,000  -  $499,999                    2.50                  2.56                       2.25
$500,000  -  $999,999                    2.00                  2.04                       1.75
$1,000,000 and over                         0                     0                          0

(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

Class C shares:

                                                                                   Regular Dealer
                                      Sales Charge          Sales Charge             Reallowance
                                        as a % of           as a % of Net             as a % of
Amount of Purchase                  Offering Price(1)      Amount Invested         Offering Price
------------------                  -----------------      ---------------         --------------
Less than $100,000                        1.00%                 1.01%                    1.00%
$100,000  -  $249,999                     0.50                  0.50                     0.50
$250,000  -  $1,000,000                      0                     0                        0

(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

Seligman Services, an affiliate of Seligman, is a limited purpose broker/dealer. Seligman Services is eligible to receive commissions from certain sales of Fund shares. For the fiscal years ended September 30, 2002, 2001 and 2000, Seligman Services received commissions in the following amounts:

                                           Commissions Paid to
Fund                                        Seligman Services
----                                        -----------------
                                   2002            2001           2000
                                   ----            ----           ----
High-Yield Fund                  $2,105          $8,124           $544
Quality Fund                      6,398           6,003            599

Rule 12b-1 Plan

The Serieshas adopted an Administration, Shareholder Services and Distribution Plan (12b-1 Plan) in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.

Under the 12b-1 Plan, each Fund may pay to Seligman Advisors an administration, shareholder services and distribution fee in respect of the Fund's Class A, Class C and Class D shares. Payments under the 12b-1 Plan may include, but are not limited to: (1) compensation to securities dealers and other organizations (Service Organizations) for providing distribution assistance with respect to assets invested in the Fund; (2) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Fund shareholders; and (3) otherwise promoting the sale of shares of the Fund, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and defraying Seligman Advisors' costs incurred in connection with its marketing efforts with respect to shares of the Fund. Seligman, in its sole discretion, may also make similar payments to Seligman Advisors from its own resources, which may include the management fee that Seligman receives from each Fund. Payments made by each Fund under its Rule 12b-1 Plan are intended to be used to encourage sales of such Fund, as well as to discourage redemptions.

Fees paid by each Fund under its 12b-1 Plan with respect to any class of shares may not be used to pay expenses incurred solely in respect of any other class or any other Seligman fund. Expenses attributable to more than one class of a Fund are allocated between the classes in accordance with a methodology approved by the Funds' Board of Trustees. Each Fund may participate in joint distribution activities with other Seligman funds, and the expenses of such activities will be allocated among the applicable funds based on relative sales, in accordance with a methodology approved by the Board.

Class A

Under the 12b-1 Plan, each Fund, with respect to Class A shares, is authorized to pay monthly to Seligman Advisors a service fee at an annual rate of up to 0.25% of the average daily net asset value of the Class A shares. This fee is used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations currently receive from Seligman Advisors a continuing service fee of up to 0.10% on an annual basis, payable quarterly, of the average daily net assets of Class A shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The fee payable to Service Organizations from time to time shall, within such limits, be determined by the Trustees and may not be increased from 0.10% without approval of the Trustees. The Funds are not obligated to pay Seligman Advisors for any such costs it incurs in excess of the fee described above. No expenses incurred in one fiscal year by Seligman Advisors with respect to Class A shares of a Fund may be paid from Class A 12b-1 fees received from that Fund in any other fiscal year. If the 12b-1 Plan is terminated in respect of Class A shares of any Fund, no amounts (other than amounts accrued but not yet paid) would be owed by that Fund to Seligman Advisors with respect to Class A shares. The total amount paid by each Fund to Seligman Advisors in respect of Class A shares for the fiscal year ended September 30, 2002, equivalent to 0.10% per annum of the Class A shares' average daily net assets, as follows:

                                                       Total
                Fund                                 Fees Paid
                ----                                 ---------
                High-Yield Fund                       $50,436
                Quality Fund                           77,629

Class C

Under the 12b-1 Plan, each Fund, with respect to Class C shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class C shares. This fee is used by Seligman Advisors as follows: During the first year following the sale of Class C shares, a distribution fee of 0.75% of the average daily net assets attributable to Class C shares is used, along with any CDSC proceeds during the first eighteen months, to (1) reimburse Seligman Advisors for its payment at the time of sale of Class C shares of a 1.25% sales commission to Service Organizations, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class C shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class C shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class C shares of a service fee of 0.25% of the net asset value of the Class C shares sold (for shareholder services to be provided to Class C shareholders over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class C shares, the entire 12b-1 fee attributable to such Class C shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Funds. The total amount paid by each Fund to Seligman Advisors in respect of Class C shares for the fiscal year ended September 30, 2002, equivalent to 1% per annum of the Class C shares' average daily net assets, as follows:

                                                       Total
                Fund                                 Fees Paid
                ----                                 ---------
                High-Yield Fund                       $34,524
                Quality Fund                           29,405

The amounts expended by Seligman Advisors in any one year with respect to Class C shares of the Funds may exceed the 12b-1 fees paid by the Funds in that year. The 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of each Fund's Class C shares in one fiscal year to be paid from Class C 12b-1 fees in any other fiscal year; however, in any fiscal year the Funds are not obligated to pay any 12b-1 fees in excess of the fees described above.

As of September 30, 2002, Seligman Advisors incurred $47,872 and $76,988, respectively, of expenses in respect of the High-Yield Fund and the Quality Fund's Class C shares that were not reimbursed from amounts received from the Funds' 12b-1 Plan. These amounts are equal to 1.38% and 1.52%, respectively, of the net assets of the High-Yield Fund's and the Quality Fund's Class C shares at September 30, 2002.

If the 12b-1 Plan is terminated in respect of Class C shares of each Fund, no amounts (other than amounts accrued but not yet paid) would be owed by that Fund to Seligman Advisors with respect to its Class C shares.

Class D

Under the 12b-1 Plan, each Fund, with respect to Class D shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of Class D shares. This fee is used by Seligman Advisors, as follows: During the first year following the sale of Class D shares, a distribution fee of 0.75% of the average daily net assets attributable to such Class D shares is used, along with any CDSC proceeds, to
(1) reimburse Seligman Advisors for its payment at the time of sale of Class D shares of a 0.75% sales commission to Service Organizations, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class D shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class D shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class D shares of a service fee of .25% of the net asset value of the Class D shares sold (for shareholder services to be provided to Class D shareholders over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class D shares, the entire 12b-1 fee attributable to such Class D shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of each Fund. The total amount paid by each Fund to Seligman Advisors in respect of Class D shares for the fiscal year ended September 30, 2002, equivalent to 1% per annum of the Class D shares' average daily net assets, as follows:

                                                       Total
                Fund                                 Fees Paid
                ----                                 ---------
                High-Yield Fund                       $54,452
                Quality Fund                           21,956

The amounts expended by Seligman Advisors in any one year with respect to Class D shares of a Fund may exceed the 12b-1 fees paid by each Fund in that year. The Fund's 12b-1 Plan permits expenses incurred by Seligman Advisers in respect of Class D shares in one fiscal year to be paid from Class D 12b-1 Plan fees received; however, in any fiscal year the Funds are not obligated to pay any 12b-1 fees in excess of the fees described above.

As of September 30, 2002, there were $110,522 and $125,547, respectively, of unreimbursed expenses incurred in respect of the High-Yield Fund and the Quality Fund under the 12b-1 Plan with respect to Class D shares that were not reimbursed from the Funds' 12b-1 Plan. This amount is equal to 2.04% and 6.42%, respectively, of the net assets of Class D shares of the High-Yield Fund and the Quality Fund at September 30, 2002.

If the 12b-1 Plan is terminated in respect of Class D shares of a Fund, no amounts (other than amounts accrued but not yet paid) would be owed by that Fund to Seligman Advisors with respect to Class D shares.

Payments made by the Funds under the 12b-1 Plan in respect of Class A, Class C and Class D shares for the fiscal year ended September 30, 2002, were spent on the following activities in the following amounts:

                                     Compensation       Compensation
                                          To                 to
          Fund/Class                 Underwriters      Broker/Dealers
          ----------                 ------------      --------------
          High-Yield Fund/A            $   -0-            $50,436
          High-Yield Fund/C             12,160             22,364
          High-Yield Fund/D              2,153             52,299

                                     Compensation       Compensation
                                          To                 to
          Fund/Class                 Underwriters      Broker/Dealers
          ----------                 ------------      --------------
          Quality Fund/A               $   -0-            $77,629
          Quality Fund/C                21,552              7,853
          Quality Fund/D                 1,597             20,359

The 12b-1 Plan was approved on July 16, 1992 by the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Funds and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan (Qualified Trustees) and was approved by shareholders of the Funds on November 23, 1992. The 12b-1 Plan became effective on January 1, 1993. Amendments to the 12b-1 Plan were approved in respect of the Class D shares on November 18, 1993 by the Trustees, including a majority of the Qualified Trustees, and became effective with respect to the Class D shares on February 1, 1994. The 12b-1 Plan was approved in respect of Class C shares on May 20, 1999 by the Trustees, including a majority of the Qualified Trustees, and became effective in respect of the Class C shares on June 1, 1999. The 12b-1 Plan will continue in effect until December 31 of each year so long as such continuance is approved annually by a majority vote of both the Trustees and the Qualified Trustees, cast in person at a meeting called for the purpose of voting on such approval. The 12b-1 Plan may not be amended to increase materially the amounts payable under the terms of the 12b-1 Plan without the approval of a majority of the outstanding voting securities of each Fund and no material amendment to the 12b-1 Plan may be made except with the approval of a majority of both the Trustees and the Qualified Trustees in accordance with the applicable provisions of the 1940 Act and the rules thereunder.

The 12b-1 Plan requires that the Treasurer of the Funds shall provide to the Trustees, and the Trustees shall review at least quarterly, a written report of the amounts expended (and purposes therefor) made under the 12b-1 Plan. Rule 12b-1 also requires that the selection and nomination of Trustees who are not "interested persons" of the Funds be made by such disinterested Trustees.

Seligman Services acts as a broker/dealer of record for shareholder accounts that do not have a designated financial advisor and receives compensation pursuant to the Funds' 12b-1 Plan for providing personal services and account maintenance to such accounts and other distribution services. For the fiscal years ended September 30, 2002, 2001 and 2000, Seligman Services received distribution and service fees pursuant to the Funds' 12b-1 Plan, as follows:

                                          Distribution and Service
                                                Fees Paid to
                                             Seligman Services
                                             -----------------
      Fund                         2002            2001             2000
      ----                         ----            ----             ----
      High-Yield Fund             $5,007          $4,328           $3,352
      Quality Fund                 3,349           2,799            2,287

Other Service Providers

Seligman Data Corp., which is owned by certain other investment companies in the Seligman Group, is the shareholder servicing agent and dividend paying agent for the Funds. SDC charges the Funds at cost for its services. Certain officers and trustees of the Funds are also officers and directors of SDC.

                    Brokerage Allocation and Other Practices

Brokerage Transactions

For the fiscal years ended September 30, 2002, 2001 and 2000, no brokerage commissions were paid by either of the Funds. When two or more of the investment companies in the Seligman Group or other investment advisory clients of Seligman desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by Seligman in a manner believed to be equitable to each. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.

In over-the-counter markets, the Funds deal with responsible primary market makers unless a more favorable execution or price is believed to be obtainable. The Funds may buy securities from or sell securities to dealers acting as principal, except dealers with which its directors and/or officers are affiliated.

Commissions

For the fiscal years ended September 30, 2002, 2001 and 2000, the Funds did not execute any portfolio transactions with, and therefore did not pay any commissions to, any broker affiliated with either the Funds, Seligman, or Seligman Advisors.

Directed Brokerage

Not Applicable.

Regular Broker-Dealers

During the Funds' fiscal year ended September 30, 2002, the Funds did not acquire securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or of their parents.

               Shares of Beneficial Interest and Other Securities

Shares of Beneficial Interest

The Series is authorized to issue an unlimited number of full and fractional shares of beneficial interest, par value $.001, in separate series. To date, four series have been authorized, the Funds being two of them. Each Fund has three classes, designated Class A shares of beneficial interest, Class C shares of beneficial interest, and Class D shares of beneficial interest. Each share of a Fund's Class A, Class C, and Class D beneficial interest is equal as to earnings, assets, and voting privileges, except that each class bears its own separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or applicable state law. The Series has adopted a Plan (Multiclass Plan) pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sale of multiple classes of shares of beneficial interest. In accordance with the Declaration of Trust, the Board of Trustees may authorize the creation of additional classes of beneficial interest with such characteristics as are permitted by the Multiples Plan and Rule 18f-3. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. All shares have noncumulative voting rights for the election of trustees. Each outstanding share is fully paid and non-assessable, and each is freely transferable. There are no liquidation, conversion, or preemptive rights.

Other Securities

The Series has no authorized securities other than its shares of beneficial interest.

                   Purchase, Redemption, and Pricing of Shares

Purchase of Shares

Class A

Purchase Price. Class A shares may be purchased at a price equal to the next determined net asset value per share, plus an initial sales charge.

Employee and Family Member Sales Charge Reductions. Class A shares of the Funds may be issued without a sales charge to present and former directors, trustees, officers, employees (and their family members) of the Funds, the other investment companies in the Seligman Group, and Seligman and its affiliates. Family members are defined to include lineal descendants and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales may also be made to employee benefit plans and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by Seligman or any affiliate. The sales may be made for investment purposes only, and shares may be resold only to the Funds. Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales-related expenses as compared with sales to the general public.

Purchases of Class A shares by a "single person" (as defined below under "Persons Entitled to Reductions") may be eligible for the following reductions in initial sales charges:

Volume Discounts are provided if the total amount being invested in Class A shares of a Fund alone, or in any combination with Class A shares of the other mutual funds in the Seligman Group which are sold with an initial sales charge, reaches levels indicated in the sales charge schedule set forth in the Prospectus.

The Right of Accumulation allows an investor to combine the amount being invested in Class A shares of a Fund and Class A shares of the other Seligman mutual funds sold with an initial sales charge with the total net asset value of Class A shares of those mutual funds already owned that were sold with an initial sales charge and the total net asset value of Class A shares of Seligman Cash Management Fund which were acquired through an exchange of Class A shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase to determine reduced sales charges in accordance with the schedule in the Prospectus. The value of the Class A shares owned, including the value of Class A shares of Seligman Cash Management Fund acquired in an exchange of Class A shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase will be taken into account in orders placed through an authorized dealer or financial advisor or directly with Seligman Advisors; however, this applies only if Seligman Advisors is notified by an investor or authorized dealer or financial advisor of the amount owned by the investor at the time the purchase is made and is furnished sufficient information to permit confirmation.

A Letter of Intent allows an investor to purchase Class A shares over a 13-month period at reduced initial sales charges in accordance with the schedule in the Prospectus, based on the total amount of Class A shares of the Fund that the letter states the investor intends to purchase plus the total net asset value of Class A shares that were sold with an initial sales charge of the other Seligman mutual funds already owned and the total net asset value of Class A shares of Seligman Cash Management Fund which were acquired through an exchange of Class A shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase. Reduced sales charges also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of a letter of intent.

Persons Entitled To Reductions. Reductions in initial sales charges apply to purchases of Class A shares by a "single person," including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended, organizations tax exempt under Section 501(c)(3) or (13) of the Internal Revenue Code, and non-qualified employee benefit plans that satisfy uniform criteria are considered "single persons" for this purpose. The uniform criteria are as follows:

      1. Employees must authorize the employer, if requested by a Fund, to receive in bulk and to distribute to each participant on a timely basis the Fund Prospectus, reports, and other shareholder communications.

      2. Employees participating in a plan will be expected to make regular periodic investments (at least annually). A participant who fails to make such investments may be dropped from the plan by the employer or the Fund 12 months and 30 days after the last regular investment in his account. In such event, the dropped participant would lose the discount on share purchases to which the plan might then be entitled.

      3. The employer must solicit its employees for participation in such an employee benefit plan or authorize and assist an investment dealer in making enrollment solicitations.

Eligible Employee Benefit Plans. The table of sales charges in the Prospectus applies to sales to "eligible employee benefit plans," except that a Fund may sell shares at net asset value to "eligible employee benefit plans" which have at least (1) $500,000 invested in the Seligman Group of mutual funds or (2) 50 eligible employees to whom such plan is made available. "Eligible employee benefit plan" means any plan or arrangement, whether or not tax qualified, which provides for the purchase of Fund shares. Sales are believed to require limited sales effort and sales-related expenses and therefore are made at net asset value. However, Section 403(b) Plans sponsored by public educational institutions are not eligible for net asset value purchases based on the aggregate investment made by the plan or member of eligible employees.

Sales to eligible employee benefit plans must be made in connection with a payroll deduction system of plan funding or other systems acceptable to Seligman Data Corp., the Fund's shareholder service agent. Contributions or account information for plan participation also should be transmitted to Seligman Data Corp. by methods which it accepts. Additional information about "eligible employee benefit plans" is available from financial advisors or Seligman Advisors.

Further Types of Reductions. Class A shares may also be issued without an initial sales charge in the following instances:

(1) to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net proceeds of which are invested in Fund shares;

(2) to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act;

(3) to registered representatives and employees (and their spouses and minor children) of any dealer that has a sales agreement with Seligman Advisors;

(4)   to financial institution trust departments;

(5) to registered investment advisers exercising discretionary investment authority with respect to the purchase of Fund shares;

(6) to accounts of financial institutions or authorized dealers or investment advisors that charge account management fees, provided Seligman or one of its affiliates has entered into an agreement with respect to such accounts;

(7) pursuant to sponsored arrangements with organizations which make recommendations to, or permit group solicitations of, its employees, members or participants in connection with the purchase of shares of the Fund;

(8) to other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside directors, or pursuant to a "fund of funds" arrangement;

(9)   to certain "eligible employee benefit plans" as discussed above;

(10) to those partners and employees of outside counsel to the Fund or its directors or trustees who regularly provide advice and services to the Fund, to other funds managed by Seligman, or to their directors or trustees; and

(11) in connection with sales pursuant to a 401(k) alliance program which has an agreement with Seligman Advisors.

CDSC Applicable to Class A Shares. Class A shares purchased without an initial sales charge in accordance with the sales charge schedule in the Funds' Prospectus, or pursuant to a Volume Discount, Right of Accumulation, or Letter of Intent are subject to a CDSC of 1% on redemptions of such shares within eighteen months of purchase. Employee benefit plans eligible for net asset value sales (as described below) may be subject to a CDSC of 1% for terminations at the plan level only, on redemptions of shares purchased within eighteen months prior to plan termination. Other available reductions will not be subject to a 1% CDSC. The 1% CDSC will be waived on shares that were purchased through Morgan Stanley Dean Witter & Co. by certain Chilean institutional investors (i.e. pension plans, insurance companies, and mutual funds). Upon redemption of such shares within an eighteen-month period, Morgan Stanley Dean Witter will reimburse Seligman Advisors a pro rata portion of the fee it received from Seligman Advisors at the time of sale of such shares.

See "CDSC Waivers" below for other waivers which may be applicable to Class A shares.

Class C

Class C shares may be purchased at a price equal to the next determined net asset value, plus an initial sales charge. Purchases of Class C shares by a "single person" may be eligible for the reductions in initial sales charges described above for Class A shares. Class C shares are subject to a CDSC of 1% if the shares are redeemed within eighteen months of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

Class D

Class D shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class D shares are subject to a CDSC of 1% if the shares are redeemed within one year of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

Systematic Withdrawals. Class C and Class D shareholders who reinvest both their dividends and capital gain distributions to purchase additional shares of a Fund may use the Systematic Withdrawal Plan to withdraw up to 10% and 10%, respectively, of the value of their accounts per year without the imposition of a CDSC. Account value is determined as of the date the systematic withdrawals begin.

CDSC Waivers. The CDSC on Class C and Class D shares (and certain Class A shares, as discussed above) will be waived or reduced in the following instances:

(1) on redemptions following the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a shareholder or beneficial owner;

(2)   in connection with (1) distributions from retirement plans qualified under
      Section 401(a) of the Internal Revenue Code when such redemptions are necessary to make distributions to plan participants (such payments include, but are not limited to, death, disability, loans, retirement, or separation of service), (2) distributions from a custodial account under
      Section 403(b)(7) of the Internal Revenue Code or an IRA due to death, disability, minimum distribution requirements after attainment of age 70 1/2 or, for accounts established prior to January 1, 1998, attainment of age 59 1/2, and (3) a tax-free return of an excess contribution to an IRA;

(3) in whole or in part, in connection with shares sold to current and retired Trustees of the Fund;

(4) in whole or in part, in connection with shares sold to any state, county, or city or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of any registered investment management company;

(5)   in whole or in part, in connection with systematic withdrawals;

(6) in connection with participation in the Merrill Lynch Small Market 401(k) Program; and

(7) on incidental redemptions to cover administrative expenses (such expenses include, but are not limited to, trustee fees, wire fees or courier fees) not to exceed $25.00 per occurrence.

If, with respect to a redemption of any Class A, Class C and Class D shares sold by a dealer, the CDSC is waived because the redemption qualifies for a waiver as set forth above, the dealer shall remit to Seligman Advisors promptly upon notice, an amount equal to the payment or a portion of the payment made by Seligman Advisors at the time of sale of such shares.

Fund Reorganizations

Class A shares and Class C shares may be issued without an initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of shares of a Fund if the Fund is combined with another Seligman mutual fund, or in connection with a similar reorganization transaction.

Payment in Securities. In addition to cash, the Funds may accept securities in payment for Fund shares sold at the applicable public offering price (net asset value and, if applicable, any sales charge), although the Funds do not presently intend to accept securities in payment for Fund shares. Generally, a Fund will only consider accepting securities (l) to increase its holdings in a portfolio security, or (2) if Seligman determines that the offered securities are a suitable investment for the Fund and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that a Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. A Fund may reject in whole or in part offers to pay for Fund shares with securities, may require partial payment in cash for applicable sales charges, and may discontinue accepting securities as payment for Fund shares at any time without notice. The Funds will not accept restricted securities in payment for shares. The Funds will value accepted securities in the manner provided for valuing portfolio securities.

Offering Price

When you buy or sell Fund shares, you do so at the Class's net asset value (NAV) next calculated after Seligman Advisors accepts your request. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares.

NAV per share of each class of a Fund is determined as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time), on each day that the NYSE is open for business. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. NAV per share for a class is computed by dividing such class's share of the value of the net assets of the Funds (i.e., the value of its assets less liabilities) by the total number of outstanding shares of such class. All expenses of the Fund, including the management fee, are accrued daily and taken into account for the purpose of determining NAV. The NAV of Class C shares and Class D shares will generally be lower than the NAV of Class A shares as a result of the higher 12b-1 fees with respect to such shares. It is expected, however, that the net asset value per share of the two classes will tend to converge immediately after the recording of dividends, which will differ by approximately the amount of the distribution and other class expenses accrual differential between the classes.

Portfolio securities in which the Funds invest are traded primarily in the over-the-counter market. Municipal securities and other short-term holdings maturing in more than 60 days are valued on the basis of quotations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. In the absence of such quotations, fair value will be determined in accordance with procedures approved by the Trustees. Short-term holdings having remaining maturities of 60 days or less are generally valued at amortized cost.

Generally, trading in certain securities such as municipal securities, corporate bonds, US Government securities, and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in determining the net asset value of a Fund's shares are computed as of such times.

Specimen Price Make-Up

Under the current distribution arrangements between the Funds and Seligman Advisors, Class A shares and Class C shares are sold with a maximum initial sales charge of 4.75% and 1.00%(1), respectively, and Class D shares are sold at NAV(2). Using each Class's NAV at September 30, 2002, the maximum offering price of the Funds' shares is as follows:

                                                              Class A
                                                              -------

                                     NAV               Maximum Sales Charge              Offering Price
      Fund                        Per Share          (4.75% of Offering Price)             to Public
      ----                        ---------          -------------------------             ---------
      High-Yield Fund               $6.74                     $0.34                           $7.08
      Quality Fund                   7.04                      0.35                            7.39


                                                              Class C
                                                              -------

                                     NAV               Maximum Sales Charge              Offering Price
      Fund                        Per Share        (1.00% of Offering Price(1))            to Public
      ----                        ---------        ----------------------------            ---------
      High-Yield Fund               $6.75                     $0.07                           $6.82
      Quality Fund                   7.01                      0.07                            7.08

                                                              Class D
                                                              -------



                                                                       NAV and Offering
                                            Fund                        Price Per Share(2)
                                            ----                        ------------------
                                            High-Yield Fund                 $6.75
                                            Quality Fund                     7.01

--------
(1) In addition to the 1.00% front-end sales charge, Class C shares are subject to a 1% CDSC if you redeem your shares within 18 months of purchase.

(2) Class D shares are subject to a 1% CDSC if you redeem your shares within one year of purchase.

Redemption in Kind

The procedures for selling Fund shares under ordinary circumstances are set forth in the Prospectus. In unusual circumstances, payment may be postponed, or the right of redemption postponed for more than seven days, if: (i) the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on, the NYSE; (ii) during periods of emergency which make the disposal by the Fund of its shares impracticable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or
(iii), or such other periods as ordered by the SEC for the protection of the Funds' shareholders. Under these circumstances, redemption proceeds may be made in securities. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities to cash.

                              Taxation of the Funds

Each of the Funds is treated as a separate corporation for federal income tax purposes. As a result, determinations of net investment income, exempt-interest dividends and net long-term and short-term capital gain and loss will be made separately for each Fund.

Each of the Funds is qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. For each year so qualified, a Fund will not be subject to federal income taxes on its net investment income and capital gains, if any, realized during any taxable year, which it distributes to its shareholders, provided that at least 90% of its net investment income and net short-term capital gains are distributed to shareholders each year.

Qualification as a regulated investment company under the Internal Revenue Code requires among other things, that (1) at least 90% of the annual gross income of a Fund be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies; (2) and a Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, US Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than US Government securities).

Federal Income Taxes

If, at the end of each quarter of its taxable year, at least 50% of a Fund's total assets is invested in obligations exempt from regular federal income tax, the Fund will be eligible to pay dividends that are excludable by shareholders from gross income for regular federal income tax purposes. The total amount of such exempt interest dividends paid by a Fund cannot exceed the amount of federally tax-exempt interest received by the Fund during the year less any expenses allocable to the Fund.

Distributions of net capital gains (i.e., the excess of net long-term capital gains over any net short-term losses) are taxable as long-term capital gain, whether received in cash or invested in additional shares, regardless of how long the shares have been held by a shareholder, except that the portion of net capital gains representing accrued market discount on tax-exempt obligations acquired after April 30, 1993 will be taxable as ordinary income. Individual shareholders will be subject to federal tax on distributions of net capital gains at a maximum rate of 20% if designated as derived from the Fund's capital gains from property held for more than one year. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Distributions from a Fund's other investment income (other than exempt interest dividends) or from net realized short-term gain will taxable to shareholders as ordinary income, whether received in cash or invested in additional shares. Distributions generally will not be eligible for the dividends received deduction allowed to corporate shareholders. Shareholders receiving distributions in the form of additional shares issued by a Fund will be treated for federal income tax purposes as having received a distribution in an amount equal to the fair market value on the date of distribution of the shares received.

Interest on indebtedness incurred or continued to purchase or carry shares of any Fund will not be deductible for federal income tax purposes to the extent that the Fund's distributions are exempt from federal income tax.

Any gain or loss realized upon a sale or redemption of shares in a Fund by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. Individual shareholders will be subject to federal income tax on net capital gains at a maximum rate of 20% in respect of shares held for more than one year. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less, any loss realized will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distribution. In addition, no loss will be allowed on the sale or other disposition of shares of a Fund if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (including shares acquired through dividend reinvestment) securities that are substantially identical to the shares of the Fund.

In determining gain or loss on shares of a Fund that are sold or exchanged within 90 days after acquisition, a shareholder generally will not be permitted to include in the tax basis attributable to such shares the sales charge incurred in acquiring such shares to the extent of any subsequent reduction of the sales charge by reason of the Exchange or Reinstatement Options offered by the Fund. Any sales charge not taken into account in determining the tax basis of shares sold or exchanged within 90 days after acquisition will be added to the shareholder's tax basis in the shares acquired pursuant to the Exchange or Reinstatement Options.

Shareholders are urged to consult their tax advisors concerning the effect of federal income taxes in their individual circumstances. In particular, persons who may be "substantial users" (or "related person" of substantial users) of facilities financed by industrial development bonds or private activity bonds should consult the tax advisors before purchasing shares of any Fund.

Unless a shareholder includes a certified taxpayer identification number (social security number for individuals) on the account application and certifies that the shareholder is not subject to backup withholding, the Funds are required to withhold and remit to the US Treasury a portion of distributions and other reportable payments to the shareholder. Shareholders should be aware that, under regulations promulgated by the Internal Revenue Service, a Fund may be fined $50 annually for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed, the Fund may charge a service fee of up to $50 that may be deducted from the shareholder's account and offset against any undistributed dividends and capital gain distributions. The Funds also reserve the right to close any account which does not have a certified taxpayer identification number.

California Taxes

In the opinion of Sullivan & Cromwell, counsel to the Funds, provided that at the end of each quarter of its taxable year at least 50% of the total assets of the High-Yield Fund or Quality Fund consist of federally tax-exempt obligations of the State of California and its political subdivisions (California Municipal Securities), shareholders of each such Fund who are subject to California State taxation on dividends will not be subject to California personal income taxes on dividends from that Fund attributable to interest received by each such Fund on California Municipal Securities as well as to certain other federally tax-exempt obligations the interest on which is exempt from California personal income taxes. To the extent that the distributions are derived from other income, including long- or short-term capital gains, such distributions will not be exempt from California personal income taxation, and, further to the extent that they constitute long-term capital gain dividends they will be taxed as long-term gain to a shareholder.

Interest on indebtedness incurred or continued to purchase or carry shares of the High-Yield Fund or Quality Fund will not be deductible for California personal income tax purposes to the extent such Fund distributions are exempt from California personal income tax.

Prospective investors should be aware that an investment in these Funds may not be suitable for persons who are not residents of the State of California or who do not receive income subject to income taxes of the State.

                                  Underwriters

Distribution of Securities

The Series and Seligman Advisors are parties to a Distributing Agreement, dated January 1, 1993, under which Seligman Advisors acts as the exclusive agent for distribution of shares of the Funds. Seligman Advisors accepts orders for the purchase of Fund shares, which are offered continuously. As general distributor of the Funds' shares of beneficial interest, Seligman Advisors allows reallowances to all dealers on sales of Class A and Class C shares, as set forth above under "Dealer Reallowances." Seligman Advisors retains the balance of sales charges and any CDSCs paid by investors.

Total initial sales charges paid by shareholders of Class A shares of the Funds for the fiscal years ended September 30, 2002, 2001 and 2000, and total initial sales charges paid by shareholders of Class C shares of the Funds for the fiscal years ended September 30, 2002, 2001 and 2000, are shown below. Also shown are the amounts of Class A and Class C sales charges that were retained by Seligman Advisors for the same periods:

                                   2002
                                   ----

                    Total Sales Charges Paid by  Amount of Class A and Class C
                    Shareholders On Class A and    Sales Charges Retained by
Fund                       Class C Shares              Seligman Advisors
----                       --------------              -----------------
High-Yield Fund              $ 47,440                       $ 4,974
Quality Fund                  107,841                        10,700

                                   2001
                                   ----

                    Total Sales Charges Paid by  Amount of Class A and Class C
                    Shareholders On Class A and    Sales Charges Retained by
Fund                       Class C Shares              Seligman Advisors
----                       --------------              -----------------
High-Yield Fund              $ 83,807                       $ 8,901
Quality Fund                  106,629                        12,096

                                   2000
                                   ----

                    Total Sales Charges Paid by  Amount of Class A and Class C
                    Shareholders On Class A and    Sales Charges Retained by
Fund                       Class C Shares              Seligman Advisors
----                       --------------              -----------------
High-Yield Fund               $61,677                        $6,444
Quality Fund                   37,155                         4,397

Compensation

Seligman Advisors, which is an affiliated person of Seligman, which is an affiliated person of the Funds, received the following commissions and other compensation from the Funds during the fiscal year ended September 30, 20021:

                                                         Compensation on
                               Net Underwriting          Redemptions and
                                 Discounts and             Repurchases
                                  Commissions           (CDSC on Class A,
                             (Class A and Class C      Class C and Class D        Brokerage          Other
     Fund                   Sales Charges Retained)      Shares Retained)        Commissions    Compensation (1)
     ----                   -----------------------      ----------------        -----------    ----------------
     High-Yield Fund               $ 4,974                   $ 3,655               $ -0-             $14,313
     Quality Fund                   10,700                    51,251                 -0-              23,149

(1) This amount reflects service fees paid by the Funds to Seligman Advisors in respect of Class C and Class D shares under each Fund's Rule 12b-1 Plan. The arrangements pursuant to which such service fees are paid are detailed above under the discussion "Rule 12b-1 Plan."

Other Payments

Seligman Advisors shall pay authorized dealers or investment advisors, from its own resources, a fee on purchases of Class A shares of $1,000,000 or more (NAV sales), calculated as follows: 1.00% of NAV sales up to but not including $2 million; .80% of NAV sales from $2 million up to but not including $3 million; ..50% of NAV sales from $3 million up to but not including $5 million; and .25% of NAV sales from $5 million and above. The calculation of the fee will be based on assets held by a "single person," including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust. Purchases made by a trustee or other fiduciary for a fiduciary account may not be aggregated purchases made on behalf of any other fiduciary or individual account.

Seligman Advisors shall also pay authorized dealers or investment advisors, from its own resources, a fee on assets of certain investments in Class A shares of the Seligman mutual funds participating in an "eligible employee benefit plan" that are attributable to the particular authorized dealer or investment advisor. The shares eligible for the fee are those on which an initial sales charge was not paid because either the participating eligible employee benefit plan has at least (1) $500,000 invested in the Seligman mutual funds or (2) 50 eligible employees to whom such plan is made available. Class A shares representing only an initial purchase of Seligman Cash Management Fund are not eligible for the fee. Such shares will become eligible for the fee once they are exchanged for shares of another Seligman mutual fund. The payment is based on cumulative sales for each Plan during a single calendar year, or portion thereof. The payment schedule, for each calendar year, is as follows: 1.00% of sales up to but not including $2 million; .80% of sales from $2 million up to but not including $3 million; .50% of sales from $3 million up to but not including $5 million; and ..25% of sales from $5 million and above. The fees in the two preceding paragraphs are not duplicative, e.g., the fee is paid on time to authorized dealers or investment advisors for each purchase of Class A shares of $1,000,000 or more participating in an eligible employee benefit plan.

Seligman Advisors may from time to time assist dealers by, among other things, providing sales literature to, and holding informational programs for the benefit of, dealers' registered representatives. Dealers may limit the participation of registered representatives in such informational programs by means of sales incentive programs which may require the sale of minimum dollar amounts of shares of Seligman mutual funds. Seligman Advisors may from time to time pay a bonus or other incentive to dealers that sell shares of the Seligman mutual funds. In some instances, these bonuses or incentives may be offered only to certain dealers which employ registered representatives who have sold or may sell a significant amount of shares of the Fund and/or certain other mutual funds managed by Seligman during a specified period of time. Such bonus or other incentive will be made in the form of cash or, if permitted, may take the form of non-cash payments. The non-cash payments will include (i) business seminars at Seligman's headquarters or other locations, (ii) travel expenses, including meals, entertainment and lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or outside the United States, or (iii) the receipt of certain merchandise. The cash payments may include payment of various business expenses of the dealer. The cost to Seligman Advisors of such promotional activities and payments shall be consistent with the rules of the National Association of Securities Dealers, Inc., as then in effect.

                         Calculation of Performance Data

The Funds may quote performance data in various ways. All performance information supplied by the Funds in advertising is historical and past performance is not indicative of future investment results. The rate of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.

Performance Calculations

Performance quoted in advertising reflects any change in price per share, assumes the reinvestment of dividends and capital gain distributions and may or may not include the effect of a Class's initial maximum sales charge and/or contingent deferred sales charge (CDSC), as applicable. Such performance may be quoted as a percentage or as a dollar amount, may be calculated over any time period and may be presented in a table, graph or similar illustration. Excluding applicable sales charges from a performance calculation produces a higher performance figure than if such sales charges were included in the calculation.

Average annual total returns are calculated by determining the growth or decline in the value of a hypothetical investment in the Funds over a stated period, and then calculating the annual rate required for this hypothetical investment to grow to the amount that would have been received upon a redemption at the end of such period (i.e., the average annual compound rate of return). Cumulative total returns reflect the simple change in the value of a hypothetical investment in the Funds over a stated period.

Historical Investment Results

Class A

The annualized yields for the 30-day period ended September 30, 2002 for the Class A shares of the High-Yield Fund and the Quality Fund were 3.66% and 3.05%, respectively. The annualized yields were computed by dividing a Fund's net investment income per share earned during this 30-day period by the maximum offering price per share (i.e., the net asset value plus the maximum sales charge of 4.75% of the gross amount invested) on September 30,

2002, which was the last day of this period. The average number of Class A shares of the High-Yield Fund and the Quality Fund was 7,580,896 and 10,638,901, respectively, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed by totaling the interest earned on all debt obligations during the 30-day period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield was then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income.

The tax equivalent annualized yields for the Class A shares of the High-Yield Fund and the Quality Fund for the 30-day period ended September 30, 2002 were 6.56% and 5.47%, respectively. The tax equivalent annualized yield was computed by first computing the annualized yield as discussed above. Then the portion of the yield attributable to securities the income of which was exempt for federal and state income tax purposes was determined. This portion of the yield was then divided by one minus 44.31% (which assumes the maximum combined federal and state income tax rate for individual taxpayers that are subject to California's personal income taxes). Then the small portion of the yield attributable to securities the income of which was exempt only for federal income tax purposes was determined. This portion of the yield was then divided by one minus 38.6% (38.6% being the assumed maximum federal income tax rate for individual taxpayers). These two calculations were then added to the portion of the Class A shares' yield, if any, that was attributable to securities the income of which was not tax-exempt.

The average annual total returns for the one-, five- and ten-year periods ended September 30, 2002 for the Class A shares of the High-Yield Fund were 1.45%, 4.75% and 5.83%, respectively. The average annual total returns for the one-, five- and ten-year periods ended September 30, 2002 for the Quality Fund were 2.25%, 5.03% and 5.91%, respectively. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class A shares of each Fund, subtracting the maximum sales charge of 4.75% of the public offering price and assuming that all of the dividends and capital gain distributions by each Fund's Class A shares were reinvested over the relevant time periods. It was then assumed that at the end of the one-, five- and ten-year periods of each Fund, the entire amount was redeemed.

The cumulative total return for Class A shares of the High-Yield Fund and Quality Fund for the ten-year period ended September 30, 2002 were 76.28% and 77.64%, respectively. Thus, a $1,000 investment in Class A shares of the High-Yield and Quality Funds made on September 30, 1992 had a value of $1,763 and $1,776, respectively, on September 30, 2002.

Class C

The annualized yields for the 30-day period ended September 30, 2002 for the Class C shares of the High-Yield Fund and the Quality Fund were 2.92% and 2.25%, respectively. The annualized yields were computed as discussed above for Class A shares. The average number of Class C shares of the High-Yield Fund and the Quality Fund were 511,727 and 697,757, respectively, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed as discussed above for Class A shares.

The tax equivalent annualized yields for the Class C shares of the High-Yield Fund and the Quality Fund for the 30-day period ended September 30, 2002 were 5.23% and 4.04%, respectively. The tax equivalent annualized yields were computed as discussed above for Class A shares.

The average annual total returns for the Class C shares of the High-Yield Fund and the Quality Fund for the one-year period ended September 30, 2001 and the period from May 27, 1999 (inception) through September 30, 2002 were 3.48% and 4.69% and 4.14% and 5.24%, respectively.. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class C shares of each Fund, subtracting the maximum sales charge of 1.00% of the public offering price and assuming that all of the dividends and capital gain distributions by each Fund's Class C shares were reinvested over the relevant time periods. It was then assumed that at the end of the one-year period and the period since inception of each Fund, the entire amount was redeemed, subtracting the 1% CDSC, if applicable.

The cumulative total return for Class C shares of the High-Yield Fund and Quality Fund for the period from May 27, 1999 (inception) through September 30, 2002 were 16.59% and 18.65%, respectively. Thus, a $1,000 investment in Class C shares of the High-Yield Fund and Quality Fund made on May 27, 1999 (inception) had a value of $1,166 and $1,186, respectively, on September 30, 2002.

Class D

The annualized yields for the 30-day period ended September 30, 2002 of the Class D shares of the High-Yield Fund and the Quality Fund were 2.96% and 2.28%, respectively. The annualized yields were computed as discussed above for Class A shares. The average number of Class D shares of the High-Yield Fund and the Quality Fund was 797,883 and 279,457, respectively, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed as discussed above for Class A shares.

The tax equivalent annualized yields for the 30-day period ended September 30, 2002 for the Class D shares of the High-Yield Fund and the Quality Fund were 5.31% and 4.09%, respectively. The tax equivalent annualized yields were computed as discussed above for Class A shares.

The average annual total returns for the Class D shares of the High-Yield Fund and the Quality Fund for the one- and five-year periods ended September 30, 2002, and the period from February 1, 1994 (inception) through September 30, 2002 were as follows: 4.57%, 4.86% and 4.91% and 5.20%, 5.10% and 4.64%, respectively. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class D shares of each Fund and assuming that all of the dividends and capital gain distributions by each Fund's Class D shares were reinvested over the relevant time periods. It was then assumed that at the end of the one- and five-year periods and the period since inception of each Fund, the entire amount was redeemed, subtracting the 1% CDSC, if applicable.

The cumulative total return for Class D shares of the High-Yield Fund and Quality Fund for the period from February 1, 1994 (inception) through September 30, 2002 were 51.51% and 48.15%, respectively. Thus, a $1,000 investment in Class D shares of the High-Yield Fund and Quality Fund made on February 1, 1994 (inception) had a value of $1,515 and $1,481, respectively, on September 30, 2002.

The cumulative total return for each Class of shares of the Funds shown above is calculated by assuming a hypothetical initial investment of $1,000 at the beginning of the periods specified; subtracting the maximum sales charge for Class A and Class C shares; determining total value of all dividends and distributions that would have been paid during the period on such shares assuming that each dividend or distribution was reinvested in additional shares at net asset value; calculating the total value of the investment at the end of the period; subtracting the CDSC on Class C and Class D shares, if applicable; and finally, by dividing the difference between the amount of the hypothetical initial investment at the beginning of the period and its total value at the end of the period by the amount of the hypothetical initial investment.

Seligman, at its discretion, waived or reimbursed certain expenses of the High-Yield Fund during some of the periods shown above. Without these reimbursements, yields and total returns would have been lower and the annualized yields for the 30-day period ended September 30, 2002 would be as follows:

Annualized Yield

                  2002
                  ----
Class A:          3.56%
Class C:          2.82%
Class D:          2.86%

Tax Equivalent Annualized Yield

                  2002
                  ----
Class A:          6.38%
Class C:          5.05%
Class D:          5.13%

Other Information

From time to time, reference may be made in advertisements, sales literature or other promotional material (collectively, "Promotional Material") to performance information, including mutual fund rankings prepared by independent reporting services which monitor the performance of mutual funds, including but not limited to Lipper Analytical Services, Inc. and Morningstar, Inc. In calculating the total return of each Fund's Class A, Class C, and Class D shares, the Lipper analysis assumes investment of all dividends and distributions paid, but does not take into account applicable sales charges. Morningstar's rankings are calculated using a fund's average annual returns for a certain period and a risk factor that reflects a fund's performance relative to three-month Treasury Bill monthly returns. Morningstar's ratings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund for 3-, 5-, and 10-year periods and, on an overall basis, based on weighted-average of those periods. Ratings are not absolute and do not represent future performance results.

Each Fund's Promotional Material may disclose (i) the top ten holdings included in the Fund's portfolio holdings, (ii) market sectors and statistical data describing portfolio composition, (iii) discussions of general economic or financial principals, (iv) discussions of general economic trends, (v) descriptions of investment strategies for each Fund (vi) descriptions or comparisons of various savings and investment products, which may not include a Fund and (vii) comparisons of investment products (including a Fund) with relevant market or industry indices or appropriate benchmarks. Each Fund may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results. Such performance examples will be based on an express set of assumptions and are not indicative of the future performance of the Fund.

From time to time, each Fund's Promotional Material may portray the historical returns of various asset classes. Such presentations will typically compare the average annual rates of return of inflation, U.S. Treasury bills, bonds, large-cap stocks, and small-cap stocks. There are important differences between each of these investments that should be considered in viewing any such comparison. The market value of stocks will fluctuate with market conditions, and small-stock prices generally will fluctuate more than large-stock prices. Stocks are generally more volatile than bonds. In return for this volatility, stocks have generally performed better than bonds or cash over time. Bond prices generally will fluctuate inversely with interest rates and other market conditions, and the prices of bonds with longer maturities generally will fluctuate more than those of shorter-maturity bonds. Interest rates for bonds may be fixed at the time of issuance, and payment of principal and interest may be guaranteed by the issuer and, in the case of U.S. Treasury obligations, backed by the full faith and credit of the U.S. Treasury.

Each Fund's Promotional Material may make reference to a Fund's "Beta," "Standard Deviation," or "Alpha." Beta measures the volatility of a Fund, as compared to that of the overall market. Standard deviation measures how widely the Fund's performance has varied from its average performance, and is an indicator of the Fund's potential for volatility. Alpha measures the difference between the returns of a Fund and the returns of the market, adjusted for volatility.

Each Fund may also refer in its Promotional Material to selections from editorials or articles about the Fund, including reprints of comments, listings and columns in the financial and other press, the sources of which include BARRON'S, BUSINESS WEEK, CDA/WIESENBERGER MUTUAL FUNDS INVESTMENT REPORT, CHRISTIAN SCIENCE MONITOR, FINANCIAL PLANNING, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE, INDIVIDUAL INVESTOR, INVESTMENT ADVISOR, INVESTORS BUSINESS DAILY, KIPLINGER'S, LOS ANGELES TIMES, MONEY MAGAZINE, MORNINGSTAR, INC., PENSION AND INVESTMENTS, SMART MONEY, THE NEW YORK TIMES, THE WALL STREET JOURNAL, USA TODAY, U.S. NEWS AND WORLD REPORT, WORTH MAGAZINE, WASHINGTON POST and YOUR MONEY.

                              Financial Statements

The Annual Report to Shareholders of the Series for the fiscal year ended September 30, 2002, contains a schedule of the investments of the Funds as of September 30, 2002, as well as certain other financial information. The financial statements and notes included in the Annual Report and the Independent Auditors' Report thereon, are incorporated herein by reference. The Annual Report will be furnished, without charge, to investors who request copies of this SAI.

                               General Information

The Trustees are authorized to classify or reclassify and issue any shares of beneficial interest of the Trust into any number of other classes without further action by shareholders. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class.

As a general matter, the Trust will not hold annual or other meetings of the shareholders. This is because the Declaration of Trust provides for shareholder voting only (a) for the election or removal of one or more Trustees if a meeting is called for that purpose, (b) with respect to any contract as to which shareholder approval is required by the 1940 Act, (c) with respect to any termination or reorganization of the Trust or any series, including the Fund, to the extent and as provided in the Declaration of Trust, (d) with respect to any amendment of the Declaration of Trust (other than amendments establishing and designating new series, abolishing series when there are no units thereof outstanding, changing the name of the Trust or the name of any series, supplying any omission, curing any ambiguity or curing, correcting or supplementing any provision thereof which is internally inconsistent with any other provision thereof or which is defective or inconsistent with the 1940 Act or with the requirements of the Code, or applicable regulations for the Fund's obtaining the most favorable treatment thereunder available to regulated investment companies), which amendments require approval by a majority of the Shares entitled to vote, (e) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding, or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders, and (f) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, the Declaration of Trust, the By-laws of the Trust, any registration of the Trust with the SEC or any state, or as the Trustees may consider necessary or desirable. Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of considering the election or reelection of such Trustee or of a successor to such Trustee, and until the election and qualification of his successor, if any, elected at such meeting, or until such Trustee sooner dies, resigns, retires or is removed by the shareholders or two-thirds of the Trustees.

The shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of the Trust's outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustee shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of requests. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statement so filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are substantially identical or that the matter does not significantly affect any interest of such series. However, the Rule exempts the selection of independent public accountants, the approval of principal distributing contracts and the election of trustees from the separate voting requirements of the Rule.

The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of a series' assets for any shareholder held personally liable for obligations of such series.

Custodian. State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, serves as custodian for the Funds. It also maintains, under the general supervision of Seligman, the accounting records and determines the net asset value for the Funds.

Independent Auditors. Deloitte & Touche LLP, independent auditors, have been selected as auditors of the Funds. Their address is Two World Financial Center, New York, NY 10281.

                                   APPENDIX A

MOODY'S INVESTORS SERVICE (MOODY'S)
MUNICIPAL BONDS

Aaa: Municipal bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Municipal bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Municipal bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Municipal bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be characteristically lacking or may be unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact may have speculative characteristics as well.

Ba: Municipal bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Municipal bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Municipal bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Municipal bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

C: Municipal bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers (1, 2 and 3) in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

Municipal Notes

Moody's ratings for Municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk. Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by established cash flows of funds for their servicing or by established and broad-based access to the market for refinancing. Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group. Loans bearing the designation MIG 3 are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Market access for refinancing in particular, is likely to be less well established. Notes bearing the designation MIG 4 are judged to be of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

COMMERCIAL PAPER

Moody's Commercial Paper Ratings are opinions of the ability of issuers to repay punctually promissory senior debt obligations not having an original maturity in excess of one year. Issuers rated "Prime-1" or "P-1" indicates the highest quality repayment capacity of the rated issue.

The designation "Prime-2" or "P-2" indicates that the issuer has a strong capacity for repayment of senior short-term promissory obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

The designation "Prime-3" or "P-3" indicates that the issuer has an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issues rated "Not Prime" do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATINGS SERVICES (S&P)
MUNICIPAL BONDS

AAA: Municipal bonds rated AAA are highest grade obligations. Capacity to pay interest and repay principal is extremely strong.

AA: Municipal bonds rated AA have a very high degree of safety and very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Municipal bonds rated A are regarded as upper medium grade. They have a strong degree of safety and capacity to pay interest and repay principal although they are somewhat more susceptible in the long term to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Municipal bonds rated BBB are regarded as having a satisfactory degree of safety and capacity to pay interest and re-pay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and re-pay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC: Municipal bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and pre-pay principal in accordance with the terms of the bond. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

C: The rating C is reserved for income bonds on which no interest is being paid.

D: Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of bond as a matter of policy.

MUNICIPAL NOTES

SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2:  Satisfactory capacity to pay principal and interest.

COMMERCIAL PAPER

S&P Commercial Paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days.

A-1: The A-1 designation indicates that the degree of safety regarding timely payment is very strong.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated "B" are regarded as having only a speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity of payment.

D:  Debt rated "D" is in payment default.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of bond as a matter of policy.

The ratings assigned by S&P may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within its major rating categories.

                                   APPENDIX B

                      RISK FACTORS REGARDING INVESTMENTS IN
                         CALIFORNIA MUNICIPAL SECURITIES

The following information is a summary of special factors affecting investments in California Municipal Securities. It does not purport to be a complete description and is based on information drawn from the Official Statement issued by the State of California (the State) for its public bond issue on October 9, 2002. For a copy of the complete Official Statement, you may call the California State Treasurer's Office at (800) 900-3873, and for a list of available Official Statements, you may visit http://www.treasurer.ca.gov/Bonds/os.htm. While the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.

Recent Developments Regarding State Finances. Since early 2001 the State has faced severe financial challenges, which may continue for several years. The State has experienced an economic recession in 2001 and a sluggish recovery in 2002 (with greatest impacts in the high technology, internet, and telecommunications sectors, especially in Northern California); weakened exports; and most particularly, large stock market declines (with attendant declines in stock option values and capital gains realizations). These adverse fiscal and economic factors have resulted in a serious erosion of General Fund tax revenues. The three largest General Fund tax sources (personal income, sales and use, and corporate taxes) totaled $72.8 billion in fiscal year 2000-01, were an estimated $61.1 billion in 2001-02, and are projected to be $67.9 billion in 2002-03. The bulk of the revenue declines were from personal income taxes, principally from reduced capital gains realizations and stock option income.

This dramatic revenue drop resulted in an estimated $23.6 billion shortfall between State revenues and anticipated spending demands for the 2001-02 and 2002-03 fiscal years. Because of disagreement among the Administration and certain legislators over the means to bridge this gap, the 2002 Budget Act (2002-03 Budget) was not adopted with the required two-thirds approval in both houses and enacted until September 5, 2002. The shortfall was ultimately closed with a combination of expenditure reductions, revenue enhancements, and extensive use of one-time budgetary actions, such as fund transfers and loans, expenditure deferrals, fund shifts and other actions. Since the release of the cash flow statements prepared in June 2002, based on the revenue projections in May 2002, actual revenue receipts reported by the State Controller's Office for the three major revenue sources (personal income tax, sales tax and corporation tax) for the months of June through September 2002, have been approximately $948 million below projections.

The Legislative Analyst (who is employed by the State and who provides reports on State finances, among other subjects), fiscal experts and political leaders in the State acknowledge that the 2002 Budget left a large gap between the expected level of tax and other continuing revenues and projected expenditures under current programs for future years, referred to as a "structural deficit." The Legislative Analyst has estimated the structural deficit for the 2003-04 fiscal year to be in the range of at least $10 billion, with similar deficits for several further years, absent corrective action. Actions to resolve the structural deficit in the future will be much more challenging because many one-time techniques used in the 2002 Budget cannot be replicated. In August 2002, the Governor directed State agencies to propose plans to permanently reduce expenditures by 20% in fiscal year 2003-04.

Coinciding with the sharp drop in State revenues, the State has had to borrow substantial amounts from the public capital markets to ensure sufficient cash resources are available. These cash management borrowings have been increased in size because in early 2001, the State General Fund loaned $6.2 billion to the State Department of Water Resources (DWR) to fund energy purchases. This loan must be repaid, with interest, from the issuance of power revenue bonds by the DWR, which has not yet occurred. To fund its cash flow needs in the 2001-02 fiscal year, the State sold $5.7 billion of revenue anticipation notes (RANs). With the inability to repay the energy loans before June 2002, when the RANs matured, the State Controller issued $7.5 billion of revenue anticipation warrants (RAWs), a form of cash flow borrowing, in June 2002, to ensure the State would have sufficient cash resources to pay its obligations in the first few months of the 2002-03 fiscal year.

The State expects to issue up to $12.5 billion of RANs to fund cash flow requirements in 2002-03, including repayment of the outstanding RAWs. If State revenues fall significantly below projections, or the DWR power revenue bonds or tobacco securitization bonds are not sold during the current fiscal year, the State may have to issue additional RAWs to meet its cash obligations. At this time, it is anticipated that the DWR power revenue bonds will be sold before the end of 2002 and that the tobacco bonds will be sold in early 2003.

STATE INDEBTEDNESS

General. The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase debt and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due.

CAPITAL FACILITIES FINANCING

General Obligation Bonds. The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond law is approved by a majority of the electorate voting at a general election or direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

As of September 1, 2002, the State had outstanding $25,186,602,000 aggregate principal amount of long-term general obligation bonds, and unused voter authorizations for the future issuance of $11,437,499,000 of long-term general obligation bonds. This latter figure consists of $4,915,300,000 of authorized commercial paper notes, described below (of which $845,600,000 was outstanding), which had not yet been refunded by general obligation bonds, and $6,522,199,000 of other authorized but unissued general obligation debt.

The General Obligation Bond Law permits the State to issue as variable rate indebtedness up to 20 percent of the aggregate amount of long-term general obligation bonds outstanding. As of September 1, 2002, there was no variable rate indebtedness outstanding; however, the State plans to issue such indebtedness in the future.

The amount of new money long-term bonds to be issued over the next several years will depend on voter actions, but is expected to be in the range of at least $2.5 to 3 billion per year. The Treasurer also plans to issue about $900 million of refunding bonds in fiscal year 2003-4 as part of a debt restructuring plan. A total of $18.6 billion of new bond authorizations will be on the November 5, 2002 election ballot. The Legislature has also approved another $22 billion of bond authorizations to be placed on the ballot in 2004. Additional bond proposals may also be added in 2004.

Commercial Paper Program. Pursuant to legislation enacted in 1995, voter approved general obligation indebtedness may be issued either as long-term bonds, or, for some but not all bond acts, as commercial paper notes. Commercial paper notes may be renewed or may be refunded by the issuance of long-term bonds. The State issues long-term general obligation bonds form time to time to retire its general obligation commercial paper notes. Pursuant to the terms of the bank credit agreement presently in effect supporting the general obligation commercial paper program, not more than $1.5 billion of general obligation commercial paper notes may be outstanding at any time; this amount may be increased or decreased in the future. Commercial paper notes are deemed issued upon authorization by the respective finance committees, whether or not such notes are actually issued. As of September 1, 2002, the finance committees had authorized the issuance of up to $4,915,300,000 of commercial paper notes; as of the date $845,600,000 aggregate principal amount of general obligation commercial paper notes was outstanding.

Lease-Purchase Debt. In addition to general obligation bonds, the State builds and acquires capital facilities thought the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as officer buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease which provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State's lease obligation, which are marketed to investors. Under applicable court decisions, such lease arrangements do not constitute the creation of "indebtedness" within the meaning of the Constitutional provisions which require voter approval. For purposes of this section, "lease-purchase debt" or "lease-purchase financing" means principally bonds or certificates of a participation for capital facilities where the rental payments provided the securities are a direct or indirect charge against the General Fund and also includes revenue bonds for a State energy efficiency program secured by payments made by various State agencies under energy service contracts. Certain of the lease-purchase financings are supported by special funds rather than the General Fund. The State had $6,293,779,163 General Fund-supported lease-purchase debt outstanding as of September 1, 2002. The State Public Works Board, which is authorized to sell lease revue bonds, had $4,098,699,000 authorized and unissued as of September 1, 2002. In addition, as of that date certain powers authorities were authorized to issue approximately $81,000,000 of revenue bonds to be secured by State leases.

Non-Recourse Debt. Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities. There are 17 agencies and authorities authorized to issue revenue obligations (excluding lease-purchase debt). State agencies and authorities had $30,481,506,923 aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund outstanding as of June 30, 2002.

Cash Flow Borrowings. The State issued $5.7 billion of 2001-02 Revenue Anticipation Notes (the 2001 RANs) on October 4, 2002, that matured on June 28, 2002. Revenue Anticipation Notes are payable from any "Unapplied Money" in the General Fund of the State of the maturity date, subject to the prior application of such money to support the public school system and public institutions of higher education, to pay debt service on State general obligation bonds and commercial paper notes, and to reimburse other State special funds, to the extent required by law, for internal borrowings. See "State Finances" below.

To provide additional cash resources necessary to pay the State's obligations at the end of June, 2002 and into the first few months of the 2002-03 fiscal year, the State Controller issues $7.5 billion of revenue anticipation warrants. The State expects to issue up to $12.5 billion of 2002-2003 Revenue Application Notes (2002 RANs) in October and November 2002, to partially fund its cash flow needs in the 2002-3 fiscal year, including repayment of the 2002 revenue anticipation warrants.

The Department of Finance's cash flow projections are based upon estimates made for the May Revision of the Governor's Budget, released on May 14, 2002. Revenues and expenditures for July through September, 2002 are actual results. While the revenue estimates for the remaining months were adjusted for various revenue enhancements adopted as part of the 2002 Budget Act, they have not otherwise been updated since the May revision. The cash flow projections predict that the General Fund can repay the 2002 RANs by June 30, 2003 and still have remaining available, unused borrowable resources of $6.8 billion. The cash flow projections assume that the General Fund will, during the fiscal year, receive $6.6 billion (presently expected in November, 2002) as repayment of energy loans from proceeds of the sale of DWR power revenue bonds, and $4.5 billion (presently expected in two equal installments, in February and April 2003) from sale of future receipts of tobacco litigation settlement payments. If these assumptions or projections are not met, and the General Fund has insufficient resources to pay the 2002 RANs, the State Controller is authorized to issue additional revenue anticipation warrants, and the State has covenanted in its Resolution for issuance of the 2002 RANs to use its best efforts to issue such warrants if necessary.

The Controller released projected cash flow statements for the 2002-03 Fiscal Year on September 24, 2002, in connection with issuing a demand for the 2002 RANs. The Controller projected revenues about $3.2 billion lower, and expenditures about $1.6 billion higher, than are shown in the Department of Finance's cash flow estimates. The variances occur mostly in the second half of the fiscal year. The Controller's expenditure estimate reflects the possibility that some of the expenditure reductions included in the 2002 Budget Act may not be realized. The Controller's cash flow projections estimate unused borrowable resources as of June 30, 2003 of about $2.0 billion.

STATE FINANCES

The Budget Process. The State's fiscal year begins on July 1 and ends on June
30. The State operates on a budget basis, using a modified accrual system of accounting, with revenues credited in the period in which they are measurable and available and expenditures debited in the period in which the corresponding liabilities are incurred.

The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the Governor's Budget). Under State law, the annual proposed Governor's Budget cannot provide for projected expenditures in excess of projected revenues and balances available from prior fiscal years. Following the submission of the Governor's Budget, the Legislature takes up the proposal.

Under the State Constitution, money may be drawn from the Treasury only through an appropriation made by law. The primary source of the annual expenditure authorizations is the Budget Act as approved by the Legislature and signed by the Governor. The Budget Act must be approved by a two-thirds majority vote of each House of the Legislature. The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.

Appropriations also may be included in legislation other than the Budget Act. Bills containing appropriations (except for K-12 and community college (together, K-14) education) must be approved by a two-thirds majority vote in each House of the Legislature and be signed by the Governor. Bills containing K-14 education appropriations only require a simple majority vote. Continuing appropriations, available without regard to fiscal year, also may be provided by statute or the State Constitution. There is litigation pending concerning the validity of such continuing appropriations.

Funds necessary to meet an appropriation need not be in the State Treasury at the time such appropriation is enacted; revenues may be appropriated in anticipation of their receipt.

The General Fund. The moneys of the State are segregated into the General Fund and over 900 special funds, including bond, trust and pension funds. The General Fund consists of revenues received by the State Treasury and not required by law to be credited to any other fund, as well as earnings from the investment of State moneys not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State. The General Fund may be expended as a consequence of appropriation measures enacted by the Legislature and approved by the Governor, as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

The Special Fund for Economic Uncertainties. The Special Fund for Economic Uncertainties (SFEU) is funded with General Fund revenues and was established to protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the State Controller as necessary to meet cash needs of the General Fund. The State Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund. At the end of each fiscal year, the Controller is required to transfer from the SFEU to the General Fund any amount necessary to eliminate any deficit in the General Fund.

Inter-Fund Borrowings. Inter-fund borrowing is used to meet temporary imbalances of receipts and disbursements in the General Fund. As of August 31, 2002, the General Fund had $2.524 billion outstanding loans from the SFEU, and $6.683 billion outstanding loans from General Fund special accounts or other special funds.

At the November 1998 election, voters approved Proposition 2. This proposition requires the General Fund to repay loans made from certain transportation special accounts (such as the State Highway Account) at least once per fiscal year, or up to 30 days after adoption of the annual budget act. Since the General Fund may reborrow from the transportation accounts soon after the annual repayment is made, the proposition is not expected to have any adverse impact on the State's cash flow.

State Warrants. No money may be drawn from the State Treasury except upon a warrant duly issued by the State Controller. The State Controller is obligated to draw every warrant on the fund out of which it is payable for the payment of money directed by State law to be paid out of the State Treasury; however, a warrant may not be drawn unless authorized by law and unless unexhausted specific appropriations provided by law are available to meet it. State law provides two methods for the State Controller to respond if the General Fund has insufficient "Unapplied Money" available to pay a warrant when it is drawn, referred to generally as "registered warrants" and "reimbursement warrants." "Unapplied Money" consists of money in the General Fund for which outstanding warrants have not already been drawn and which would remain in the General Fund if all outstanding warrants previously drawn and then due were paid. Unapplied Money may include moneys transferred to the General Fund from the SFEU and internal borrowings from the Special Funds (to the extent permitted by law).

If a warrant is drawn on the General Fund for an amount in excess of the amount of Unapplied Money in the General Fund, after deducting from such Unapplied Money the amount, as estimated by the State Controller, required by law to be set apart for obligations having priority over obligations to which such warrant is applicable, the warrant must be registered by the State Treasurer on the reverse side as not paid because of the shortage of funds in the General Fund. The State Controller then delivers such a "registered warrant" to persons or entities (e.g., suppliers and local governments) otherwise entitled to receive payments from the State. A registered warrant bears interest at a rate designated by the PMIB up to a maximum of 5 percent per annum. Registered warrants have no fixed maturity date, but are redeemed when the Controller, with the approval of the PMIB, determines there would be sufficient Unapplied Money in the General Fund. The State Controller notifies the State Treasurer, who publishes a notice that the warrants in question are payable.

In lieu of issuing individual registered warrants to numerous creditors, there is an alternative procedure through which the State may borrow money to meet its cash flow requirements. Under this procedure, the Governor, upon request of the State Controller, may create a General Cash Revolving Fund in the State Treasury which may borrow from other State special funds to meet payments authorized by law. The State Controller may then issue "reimbursement warrants" to public investors at competitive bid to reimburse the General Cash Revolving Fund, thereby increasing cash resources for the General Fund to cover required payments. The General Cash Revolving Fund is created solely to facilitate the issuance of registered reimbursement warrants. Reimbursement warrants have a fixed maturity date, which may be in a fiscal year following the year in which they are issued, and must be paid by the State Treasurer on their maturity date from any Unapplied Money in the General Fund and available therefore. In the past two decades, reimbursement warrants have been the preferred method for the State Controller to increase cash resources, because reimbursement warrants are a more efficient method of raising funds, and because recent court decisions have limited to some extent the types of payments for which registered warrants may be used.

The State issued reimbursement warrants on several occasions in order to meet its cash needs during the period 1992-1994, when State revenues were severely reduced because of an economic recession. Additional reimbursement warrants were issued in June 2002.

Investment of Funds. Moneys on deposit in the State's Centralized Treasury System are invested by the Treasurer in the Pooled Money Investment Account (the
PMIA). As of August 31, 2002, the PMIA held approximately $26.6 billion of State moneys, and $19.9 billion of moneys invested for about 3,039 local government entities through the Local Agency Investment Fund (LAIF).

The State's treasury operations are managed in compliance with the California Government Code and according to a statement of investment policy which sets forth permitted investment vehicles, liquidity parameters and maximum maturity of investments. The PMIA operates with the oversight of the PMIB (consisting of the State Treasurer, the State Controller and the Director of Finance). The LAIF portion of the PMIA operates with the oversight of the Local Agency Investment Advisory Board (consisting of the State Treasurer and four other appointed members).

The Treasurer does not invest in leveraged products or inverse floating rate securities. The investment policy permits the use of reverse repurchase agreements subject to limits of no more than 10% of the PMIA. All reverse repurchase agreements are cash matched either to the maturity of the reinvestment or an adequately positive cash flow date which is approximate to the maturity of the reinvestment. The PMIA does not hold any investments in obligations of California investor-owned utilities.

The average life of the investment portfolio of the PMIA as of August 31, 2002, was 198 days.

Repayment of Energy Loans. The Department of Water Resources of the State (DWR) borrowed money from the General Fund of the State for DWR's power supply program between January and June 2001. The amount due to the General Fund is $6.1 billion plus accrued interest of approximately $500 million. DWR plans to issue approximately $12 billion in revenue bonds in several series and use the net proceeds of the revenue bonds to repay outstanding loans from banks and commercial lenders in the amount of approximately $3.5 billion and then to repay the General Fund. Issuance of the DWR revenue bonds has been delayed since mid-2001 by a number of factors, including administrative and legal challenges. While the sale of the DWR revenue bonds is currently anticipated to occur no later than the end of November 2002, the State cannot assure that the sale will occur on this schedule.

The loans from the General Fund to DWR financed power supply program costs during 2001 that exceeded DWR'S revenues from the sale of electricity. The general purpose of the power supply program has been to provide to customers of the three major investor-owned electric utilities in the State (the lOUs) the portion of their power not provided by the lOUs. The power supply program has become self-supporting and no additional loans from the General Fund will be made.

The primary source of money to pay debt service on the DWR revenue bonds will be revenues from customers of the IOUs resulting from charges set by the California Public Utilities Commission. The DWR revenue bonds will not be a debt or liability of the State or directly or indirectly or contingently obligate the State to levy or to pledge any form of taxation whatever therefor or to make any appropriation for their payment.

A number of lawsuits and administrative proceedings involving DWR have been commenced concerning various aspects of the energy situation. These include disputes over rates set by the California Public Utilities Commission, responsibility for some of the electricity and natural gas purchases made for customers of the investor owned utilities, certain determinations by DWR pertaining to repayment of the DWR revenue bonds, and the organization of the Independent Systems Operator. Certain of those lawsuits and administrative proceedings (which are not further described in this official statement) may delay the issuance of the DWR revenue bonds. See also "Litigation-Litigation Relating to Energy Matters" for a discussion of energy-related litigation involving the State that may have a direct impact on the State's General Fund.

Proposals Affecting Budgetary Process. Over the years, a number of laws and constitutional amendments have been enacted, often from voter initiatives, which restrict the use of State General Fund or special fund revenues, or otherwise limit the Legislature and Governor's discretion in enacting budgets. Prior examples of such provisions are Proposition 98, which mandates a minimum percentage of General Fund revenues to be spent on local education, and Proposition 10, which raised taxes on tobacco products but mandated how the additional revenues would be expended. A current initiative (Proposition 49) and a constitutional amendment which will appear on the ballot in 2004 (ACA 11) are measures that would have the effect of limiting budgetary flexibility in the future.

o Proposition 49 -- This initiative statute, called the "After School Education and Safety Program of 2002," requires the State to fund before and after school programs for all public elementary and middle schools in the State. Beginning in 2004-05, the proposition requires the State to appropriate $550 million annually, which is $429 million above the current appropriation level. The 2004-05 funding increase will be allocated from the General Fund and will not be funded from within the Proposition 98 funding guarantee. As such, it have the effect of over appropriating Proposition 98 in that year. In subsequent years, the funding will be included within the guarantee. Existing school programs will be continued at their existing grant levels, whereas new school programs will be assured of a lesser, minimum amount.

o ACA 11 -- This proposed amendment to the State Constitution would require the annual transfer of a portion of General Fund revenues to the Twenty-First Century Infrastructure Fund to fund State and local infrastructure projects. Under the proposed amendment, beginning in 2006-07, 1% of General Fund revenues would be transferred to the fund, if General Fund revenues meet specified levels. This transfer could increase annually until it reaches a maximum of 3% by 2013-14. The proposal contains specific triggers that protect the General Fund when certain inflation adjusted revenue levels are not met. The proposal also contains provisions that limit the transfer amount based on debt service or qualified education spending relative to revenue growth. Assuming annual General Fund revenue growth adjusted for inflation, after 2002-03 of about 5%, the amount set aside for infrastructure would be about $950 million in 2006-07 and would grow, without any reductions or suspensions, to about $4 billion in 2013-14, and thereafter grow by $30 million for every $1 billion in General Fund revenue growth. One aspect of this proposed amendment would be to automatically set aside a portion of one-time revenue windfall for one-time infrastructure expenditures.

Welfare Reform. The Personal Responsibility and Work Opportunity Reconciliation Act of 1996 (PL. 104-193, the Law) fundamentally reformed the nation's welfare system. The Law includes provisions to: (1) convert Aid to Families with Dependent Children (AFDC) from an entitlement program to a block grant titled Temporary Assistance for Needy Families (TANF), with time limits on TANF recipients, work requirements and other changes: (ii) deny certain federal welfare and public benefits to legal noncitizens (subsequent federal law has amended this provision), allow states to elect to deny additional benefits (including TANF) to legal noncitizens, and generally deny almost all benefits to illegal immigrants: and (iii) makes changes in the Food Stamp program, including to reduce maximum benefits and impose work requirements. The block grant formula under the Law is operative through federal fiscal year 2002.

Chapter 270, Statutes of 1997 embodies California's response to the federal welfare reforms. Effective January 1, 1998, California Work Opportunity and Responsibility to Kids (CaIWORKs) replaces the former AFDC and Greater Avenues to Independence programs. Consistent with the Law, CaIWORKs contains time limits on the receipt of welfare aid, both lifetime as well as current period. The centerpiece of CaIWORKs is the linkage of eligibility to work participation requirements.

Welfare caseloads have declined considerably with the implementation of the CalWORKs program. The 2002-03 CaIWORKs caseload is projected to be 522,000, up from 507,000 cases in 2001-02. This represents a major decline in caseload from the rapid growth of the early l990s, when caseload peaked at 921,000 cases in 1994-95.

In 2002-03, California will continue to meet, but not exceed, the federally-required $2.7 billion combined State and county maintenance of effort
(MOE) requirement. In an effort to keep program expenditures within the TANF Block Grant and TANF MOE amounts, the 2002 Budget delays the statutory cost-of-living adjustment for cash grants from October 2002 to June 2003 for savings of $100 1 million. While grant levels will remain the same as in the 2001 Budget Act for the first 11 months of the 2002-03 fiscal year, funding for employment services is provided so that recipients can continue to move toward employment. The Budget includes total CalWORKs-related expenditures of $7.4 billion for 2002-03, including child care transfer amounts for the Department of Education and the State's general TANF reserve.

Authorization for the TANF program ends December 31, 2002. For the TANF program to continue, the U.S. Congress must pass, and the President must sign, legislation reauthorizing the program prior to that date. Although reauthorization could simply involve extending the funding period, it is more likely that Congress and the President will consider several key policy changes. It is unknown how California's TANF funding will be affected by reauthorization.

Local Governments. The primary units of local government in California are the counties, ranging in population from 1,200 in Alpine County to approximately 9,800,000 in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails and public safety in unincorporated areas. There also are 478 incorporated cities and thousands of special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Another initiative constitutional amendment enacted in 1996, Proposition 218, further limits the ability of local governments to raise taxes, fees and other exactions. Counties, in particular, have had fewer options to raise revenues than many other local government entities, and have been required to maintain many services.

In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990's, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-14 education districts by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources (such as sales taxes) and reduced certain mandates for local services. The 2002 Budget Act expands such transfers to temporarily include community redevelopment agencies which were not included in the original transfers. These agencies will have to pay $75 million to schools in 2002-03.

The 2002 Budget Act and related legislation continue to provide significant assistance to local governments, including $308 million for various local public safety programs. This amount includes $116.3 million for the Citizens' Option for Public Safety (COPS) program to support local front-line law enforcement, $116.3 million for county juvenile justice and crime prevention programs, $18.5 million for local law enforcement technology grants, $18.5 million to 37 specified small and rural county sheriffs' departments, and $38.2 million for reimbursement of jail booking fees. The Budget Act also continues to provide approximately $134 million for deferred maintenance of local streets and roads, $39 million for property tax losses incurred by enrolling agricultural land in Williamson Act contracts, $38 million for environmental protection, and hundreds of millions for health and human services.

Prior to legislation enacted in 1997, local governments provided the majority of funding for the State's trial court system. The legislation consolidated the trial court funding at the State level in order to streamline the operation of the courts, provide a dedicated revenue source, and relieve fiscal pressure on the counties. This resulted in decreasing the country contribution for court operations by $415 million and allowed cities to retain $68 million in fine and penalty revenue previously remitted to the State. The State's trial court system will receive approximately $1.7 billion in State resources and $475 million in resources from the counties in 2002-03.

The entire statewide welfare system has been changed in response to the change in federal welfare law enacted in 1996. Under the CaIWORKs program, counties are given flexibility to develop their own plans, consistent with State law, to implement the program and to administer many of its elements, and their costs for administrative and supportive services are capped at the 1996-97 levels. Counties are also given financial incentives if, at the individual county level or statewide, the CaIWORKs program produces savings associated with specified standards. Counties will still be required to provide "general assistance" aid to certain persons who cannot obtain welfare from other programs.

State Appropriations Limit. The State is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution (the Appropriations Limit). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

Article XIII B prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit. "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most State subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds.

There are various types of appropriations excluded from the Appropriations Limit. For example, debt service costs of bonds existing or authorized by January 1,1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes) are all excluded. The Appropriations Limit may also be exceeded in cases of emergency.

The State's Appropriations Limit in each year is based on the Limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility for providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds. The measurement of change in population is a blended average of statewide overall population growth, and change in attendance at local school and community college (K-14) districts. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to K-14 districts and refunds to taxpayers.

The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government Code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor's Budget, and thereafter to be subject to the budget process and established in the Budget Act.

The following table shows the State's Appropriations Limit for 1998-99 through 2002-03. Because of the extraordinary surge of revenues in 1999-00, the State has exceeded its Appropriations Limit by $975 million in that year. Since the excess revenues are calculated over a two-year period, there are no excess revenues for the combined 1999-00 and 2000-01 fiscal years. As of the release of the 2002 Budget Act, the Department of Finance projects the Appropriations Subject to Limit to be $16.473 billion and $10.611 billion under the Appropriations Limit in fiscal years 2001-02 and 2002-03, respectively.

State Appropriations Limit
(Millions)

                                         Fiscal Years
                                         ---------------------------------------------------------
                                          1998-99     1999-00     2000-01      2001-2       2002-3
                                         --------    --------    --------    --------     --------
State Appropriations Limit ...........   $ 47,573    $ 50,673    $ 54,073    $ 59,318     $ 59,591*
Appropriations Subject to Limit ......    (43,777)    (51,648)    (51,648)    (42,845)*    (48,980)*
                                         --------    --------    --------    --------     --------
Amount (Over)/Under Limit ............   $  3,796    $   (975)   $  2,425    $ 16,473*    $ 10,611*
                                         ========    ========    ========    ========     ========

---------------
*     Estimated/Projected

SOURCE:  State of California, Department of Finance.

Proposition 98. On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (as modified by Proposition 111, which was enacted on June 5, 1990), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues (Test 1), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment (Test 2), or (c) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income (Test 3). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Legislation adopted prior to the end of the 1988-89 fiscal year, implementing Proposition 98, determined the K-14 schools' funding guarantee under Test 1 to be 40.3% of the General Fund tax revenues, based on 1986-87 appropriations. However, that percent has been adjusted to approximately 35% to account for a subsequent redirection of local property taxes, since such redirection directly affects the share of General Fund revenues to schools.

Proposition 98 permits the Legislature, by two-thirds vote of both Houses with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools.

In fiscal years 1994-95 through 2002-03, increasing total revenues along with policy decisions to increase K-14 appropriations resulted in significant increases in the level of Proposition 98 appropriations budgeted for those years. Because of the State's increasing revenues and emphasis on improving education resources, per-pupil funding at the K-12 level grew by more than 62.4% since 1994-95, to an estimated $7,067 per pupil in 2002-03.

Total revenues (General Fund subject to the State Appropriations Limit (SAL) and local property taxes) have increased steadily since 1994-95. The projected level of General Fund SAL revenue for 2002-03 has increased $377 million from the May Revision to the 2002 Budget Act. This increase in revenue has changed the calculation of the General Fund share of the minimum K-14 funding level from approximately $31.4 billion to approximately $31.6 billion. As a result of this increase in the calculated minimum, the 2002 Budget reflects funding for K-14 education at nearly $6 million above the minimum level including $143.3 million reserved for contingencies and increased costs of existing programs. This funding level is less than one percent above the level proposed in the Governor's Budget released in January 2002. The reductions in 2001-02 Proposition 98 appropriations proposed in the May Revision and adopted by the Legislature leave the total appropriation at $5.5 billion above the Test 3 guarantee level.

The revenue projection for 2002-03 exceeds the revised 2001-02 estimates by approximately $6.3 billion. The General Fund share of the guarantee will increase approximately $2.1 billion, from $29.5 billion in 2001-02 to $31.6 billion in 2002-03. Total funding for K-14 education provides a funding level of approximately $46.5 billion ($7,067 per K-12 pupil), an increase of 7.6% compared to the revised 2001-02 level.

Prior Fiscal Years' Financial Results. Following a severe recession beginning in 1990, the State's financial condition improved markedly during the fiscal years starting in 1995-96, due to a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing occurred over the end of the five fiscal years prior to 2001-02.

The economy grew strongly during the fiscal years beginning in 1995-96, and as a result, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97, $2.4 billion in 1997-98, $1.7 billion in 1998-99, and $8.2 billion in 1999-2000) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97 and to fund new program initiatives, including education spending above Proposition 98 minimums, tax reductions, aid to local governments and infrastructure expenditures.

The 2000 Budget Act, signed by the Governor on June 30, 2000, assumed General Fund revenues and transfers of $73.9 billion, a 3.8% increase over 1999-00 estimates. The 2000 Budget Act appropriated $78.8 billion from the General Fund, a 17.3% increase over 1999-00, and reflected the use of $5.5 billion from the Special Fund for Economic Uncertainties available from surpluses in the prior year. About $7.0 billion of the increased spending in 2000-01 was for one-time expenditures and investments. Because of the State's strong cash position, the Administration announced that it would not undertake a revenue anticipation note borrowing in 2000-01.

The 2002-03 Governor's Budget released on January 10, 2002, provided final 2000-01 revenue and expenditures. Expenditures in 2000-01 were $78.0 billion, about $2.0 billion below the 2001 Budget Act estimates. The 2002-03 Governor's Budget reported that the June 30, 2001 SFEU balance, the budget reserve, was approximately $1.3 billion. This figure recognized the disbursement prior to June 30, 2001 of about $6.2 billion from the General Fund to make loans for the DWR power supply program. (At the time of enactment of the 2001 Budget Act, the Department of Finance had estimated the June 30, 2001 balance in the SFEU at $6.3 billion, but without recognition of the loans as an expenditure for budget purposes.)

2001 Budget Act. The Fiscal Year 2001 Budget Act was signed by the Governor on July 26, 2001. The spending plan for 2001-02 included General Fund expenditures of $78.8 billion, a reduction of $1.3 billion from the prior year. This could be accomplished without serious program cuts because such a large part of the 2000 Budget Act comprised one-time expenditures. The spending plan utilized more than half of the budget surplus as of June 30, 2001, but still left a projected balance in the SFEU at June 30, 2002, of $2.6 billion, the largest appropriated reserve in State history. The 2001 Budget Act assumed that, during the course of the fiscal year, the $6.2 billion advanced by the General Fund to the Department of Water Resources for power purchases would be repaid with interest.

An updated estimate of fiscal year 2001-02 revenues and expenditures was included in the 2002-03 May Revision, released on May 14, 2002, discussed further in "Fiscal Year 2002-03 Budget" below. Revenues continued to fall below projections, and the DWR power revenue bonds were not issued before June 30, 2002, resulting in a substantial budgetary deficit and cash flow difficulties. The Department of Finance estimates that, on a budgetary basis, the General Fund had a $1.4 billion deficit at June 30, 2002.

The 2001 Budget Act included Proposition 98 per pupil spending which was increased by 4.9%. Total General Fund spending of $32.4 billion for K-2 education fully funded enrollment and cost of living increases and also provided additional funding for a number of programs. Higher education funding was increased to allow for enrollment increases at both the University of California and the California State University system with no fee increases. Additional funding was also provided for 3% student growth at community colleges.

Health and human services generally were fully funded for anticipated caseload growth. The 2001 Budget Act adopted an Administration proposal to utilize $402 million of tobacco litigation settlement payments to fund certain health programs. In addition to $4.3 billion of continuing tax relief, the 2001 Budget Act contained about $125 million in new General Fund tax relief, primarily for senior citizens property tax assistance and certain new tax credits aimed at rural areas and agricultural equipment.

The 2001 Budget Act altered the six-year transportation funding plan started in the 2000-01 fiscal year. The Legislature postponed for two years the transfer of sales taxes on gasoline to support transportation programs, and this transfer will take place during the 2003-04 to 2007-08 fiscal years. As a result, $2.5 billion of these sales tax revenues will remain in the General Fund over the 2001-02 and 2002-03 fiscal years. To allow all current projects to remain on schedule through 2002-03, the legislation authorized certain internal loans from other transportation accounts. Part of the Budget Act compromise was an agreement to place on the March 2002 statewide ballot a constitutional amendment which would make permanent, after 2007-08, the dedication of sales taxes on gasoline to transportation purposes. This measure was approved by the voters.

CURRENT STATE BUDGET

The discussion below of the fiscal year 2002-03 budget is based on estimates and projections of revenues and expenditures for the current fiscal year and must not be construed as statements of fact. These estimates and projections are based upon various assumptions, which may be affected by numerous factors, including future economic conditions in the State and the nation, and there can be no assurance that the estimates will be achieved. See Recent Developments Regarding State Finances above.

FISCAL YEAR 2002-03 BUDGET

Background The 2002-03 Governor's Budget, released on January 10, 2002 (the 2002-03 Governor's Budget), projected a fall-off in General Fund revenues due to the national economic recession combined with the stock market decline, which began in mid-2000. Personal Income Tax receipts, which include stock option and capital gains realizations, are particularly affected by the slowing economy and stock market decline. As a result, the Administration projected a combined budget gap for 2001-02 and 2002-03 of approximately $12.5 billion.

The May Revision to the Governor's Budget projected further deterioration in revenues of $9.5 billion and additional costs of $1.6 billion over the 2001-02 and 2002-03 fiscal years. As a result, the combined budget gap for 2001-02 and 2002-03 rose from the $12.5 billion estimated in January to $23.6 billion.

The 2002 Budget Act projected General Fund revenues from the three largest sources of tax revenue (personal income, sales and use and corporation) to be about $61.1 billion in 2001-02, a drop of $11.7 billion from the final estimates for 2000-01. Most of the decline in projected tax revenues is attributable to the personal income tax. The 2002 Budget Act projected total revenues and transfers to be $73.9 billion in 2001-02. This amount includes the repayment of $6.6 billion from the sale of Department of Water Resources Revenue Bonds and other sources to repay General Fund loans with interest. The DWR revenue bonds were originally expected to be sold in June 2002.

2002 Budget Act. The 2002 Budget Act was signed by the Governor on September 5, 2002. The Budget passed by the Legislature did not differ substantially from the Governor's May Revision. Therefore, the Governor only vetoed $219 million of General Fund expenditures from the Budget passed by the Legislature. The 2002 Budget Act projected total General Fund revenues and transfers to be $79.2 billion in 2002-03 ($67.9 billion from the three largest sources) and total General Fund expenditures to be $76.7 billion in 2002-03.

The revenue projections were based on estimates made for the May Revision of the Governor's Budget, adjusted for about $2.8 billion in revenue enhancements adopted as part of the 2002 Budget Act, and described below. Major components of the revenue estimate are the following:

o Personal income Tax: 2002-03 revenue from this tax is estimated to be $3.8 billion above the prior year level. Of this amount, roughly $1 billion is attributable to recent tax law changes and $2.8 billion is attributable to the economic outlook. Most of this growth is attributable to the outlook for personal income wage growth, which is estimated to be $44 billion higher in 2003, for an increase of 6.8%.

o Sales Tax: 2002-03 revenue from this tax is estimated to he $1.4 billion above the prior year level, or 6.5 percent. All of this gain is attributable to the economic outlook and, similar to the personal income tax, is being driven by personal income growth.

o Corporation Tax: 2002-03 revenue from this tax is estimated to be $1.7 billion above the prior year level. All of this gain is attributable to recent tax law changes.

The 2002 Budget Act also included Special Fund expenditures of $19.3 billion, with expected Special Fund revenues of $14.7 billion, and $2.8 billion of Bond Fund expenditures. The 2002 Budget Act assumes a General Fund budget reserve (balance in the Special Fund for Economic Uncertainties at June 30, 2003) of about $1 billion. The 2002 Budget Act closes a $23.6 billion gap between expenditures and resources through a combination of program reductions, loans, fund shifts, accelerations and transfers, and modest tax changes:

1. Program cost savings in the 2001-02 and 2002-03 fiscal years totaling about $7.458 billion. This includes the proposals made by the Governor in November 2001, which were substantially enacted by the Legislature. The largest savings occurred in education, health, social services and State operations, and include deferral or elimination of previously enacted program expansions and elimination of workload and cost of living adjustments in numerous programs. The cost savings include $750 million in unallocated reductions to State operations, which the Administration must implement; additional legislative action may be required for some of these savings. The reductions also include a projected saving of $285 million from early retirement incentives and $75 million from the elimination of vacant positions.

2. The receipt of $4.5 billion in 2002-03 from the securitization (sale) of a large portion of the State's future receipt of payment from tobacco companies from the settlement of litigation against those companies. This sale is scheduled to close in two segments, with $2.25 billion in February 2003 and $2.25 billion in April 2003.

3. A total of $2.028 billion in loans from various funds, including $1.218 billion from transportation funds.

4. The shift of $1.328 billion of expenditures from the General Fund to other funding sources, such as special funds and proposed future bond funds.

5. The receipt of $1.2 billion additional revenues in 2002-03 from a two-year suspension of the net operating loss provisions in current law.

6. General Fund savings of $1.728 billion from the deferral of $1.047 billion of education expenditures from 2001-02 to early 2002-03 and $681 million of education expenditures from 2002-03 to early 2003-04. These deferrals are not expected to significantly impact underlying programs.

7. General Fund savings of $1.083 billion ($223 million in 2001-02 and $860 million in 2002-03) from the Treasurer's Debt Restructuring Plan to amortize the State's long-term debt to more closely approximate level annual debt service costs rather than the level annual principal. The plan also includes the issuance of refunding debt to pay selected maturities of general obligation bonds due between February 2002 and June 2004.

8. Anticipated increases in federal funding for health and human services programs, security/bioterrorism and other areas totaling about $1.081 billion. There can be no assurance whether these funds will be approved.

9. Additional revenue of $1.651 billion in 2002-03 due to Federal Tax Conformity and Tax Compliance ($1.081 billion); increasing the withholding on stock option and bonus income from 6 percent to 9.3 percent ($400 million); and suspending the teacher retention credit for one year ($170 million). Federal Tax Conformity and Tax Compliance includes revenue generated from the following: (a) the conformity of California tax law with federal tax law regarding accounting for bad debt reserves for large banks, (b) the pension and individual retirement account conformity package included in the Governor's Budget, which was passed by the Legislature and signed by the Governor on May 8, 2002, (c) waiving penalties and interest on delinquent accounts, (d) increasing collections activities, (e) ensuring proper auditing of tax credits and (f) improving the effectiveness of the tax protest and settlement programs.

10. Accelerations and transfers from other funds to the General Fund totaling $1.585 billion.

Other elements of the final budget agreement were enactment of ACA 11 and a law requiring spending in the 2003-04 fiscal year not to exceed revenues in the year.

Despite the challenge represented by the severe revenue decline and the budget gap, the 2002 Budget contains the following major components:

1. Total K-12 spending increases 2.8 percent from the revised 2001-02 estimates. K-12 schools are funded above the minimum requirement under Proposition 98 at the Test 2 level, and funding is provided for statutory growth and cost-of-living adjustments. Total K-12 spending per pupil increases from $6,610 in 2001-02 to $7,067 in 2002-03. In addition, the Budget preserves funding for key education initiatives including instructional materials, professional development, and school improvement. The Budget also includes a $143 million set-aside for increased costs in existing education programs.

2. Funding for higher education decreases by a modest 0.2% in 2002-03 compared to the revised 2001-02 estimates. Despite this decrease, the 2002 Budget fully funds enrollment increases at the University of California, California State University and the Community Colleges. The 2002 Budget continues funding for a new University of California campus in Merced.

3. The Budget includes $308 million for local public safety programs, including the Citizens' Option for Public Safety, juvenile justice crime prevention, high technology law enforcement, rural and small county law enforcement, and booking fees.

4. The Budget continues to limit the growth in State government with the elimination of positions and the reduction of State operations expenditures. In addition to the 6,600 positions eliminated by the Administration since 1999, 7,000 State government positions will be eliminated (6,000 in 2002-03 and 1,000 by June 30, 2004). The first priority for elimination in each department will be vacant positions not required to maintain critical public health and safety functions. A process will be established for the elimination of filled positions in accordance with State laws, regulations and Memoranda of Understanding with represented employees. The Budget also reduces State operations expenditures by as much as an additional $750 million in 2002-03.

5. Although funding for youth and adult corrections decreases by 4.7% from the previous year, the Budget sustains funding for public safety. While total funding for health and human services decreases by 2.1%, the Budget funds health insurance coverage for children and critical care programs for seniors.

6. There were no significant tax increases, and no significant reductions in support for local governments. A one-time shift of $75 million in property taxes from redevelopment agencies to schools will reduce State aid to schools by a like amount.

7. Since the start of the 2002-03 fiscal year, tax revenues have been below projections. The Controller reports that tax receipts for July through September 2002 were about $715 million, or 4.6%, below the June 2002 cash flow projections that were based on the revenue projections in May 2002.

ECONOMY AND POPULATION

Introduction. California's economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. California's economy slipped into a moderate recession in early 2001, losing 293,300 jobs between January 2001 and January 2002. The recession was concentrated in the State's high-tech sector. From January 2002 to July 2002, employment grew by 82,700 jobs, as the State began to recover. But the recovery has been slow so far, and unemployment moved somewhat higher in the first half of 2002. Unemployment has risen from 4.7% in February 2001 to 6.3% in July 2002.

Population and Labor Force. The State's July 1, 2001 population of over 35 million represented over 12% of the total United States population.

California's population is concentrated in metropolitan areas. As of the April 1, 2000 census, 97% resided in the 25 Metropolitan Statistical Areas in the State. As of July 1, 2000, the 5-county Los Angeles area accounted for 48% of the State's population, with over 16.0 million residents, and the 10-county San Francisco Bay Area represented 21%, with a population of over 7.0 million.

The following table shows California's population data for 1994 through 2001.

                                          Population 1994-2001(a)
-----------------------------------------------------------------------------------------------------------
                                                                                             California as
                      California      % Increase Over    United States    % Increase Over     % of United
Year                  Population       Preceding Year     Population       Preceding Year        States
----                --------------    ----------------   -------------    ----------------   --------------
1994                  31,523,080            0.7%          263,125,821            1.2%             12.0
1995                  31,711,094            0.6           266,278,393            1.2              11.9
1996                  31,962,050            0.8           269,394,284            1.2              11.9
1997                  32,451,746            1.5           272,646,925            1.2              11.9
1998                  32,861,779            1.3           275,854,104            1.2              11.9
1999                  33,417,248            1.7           279,040,168            1.2              12.0
2000                  34,039,611            1.9           282,124,631            1.1              12.1
2001                  34,729,535            2.0           284,796,887            0.9              12.2

----------
(a)   Population as of July 1.

SOURCE: U.S. figures from U.S. Department of Commerce, Bureau of the Census; California figures from State of California, Department of Finance.

The following table presents civilian labor force data for the resident population, age 16 and over, for the years 1993 to 2001.

                              Labor Force 1993-2001
--------------------------------------------------------------------------------
                    Labor Force Trends
                        (Thousands)                    Unemployment Rate (%)
              ------------------ ----------        ----------------------------
Year          Labor Force        Employment        California     United States
----          -----------        ----------        ----------     -------------
1993             15,360            13,918              9.4%            6.9%
1994             15,450            14,122              8.6             6.1
1995             15,412            14,203              7.8             5.6
1996             15,512            14,392              7.2             5.4
1997             15,947            14,943              6.3             4.9
1998             16,337            15,368              5.9             4.5
1999             16,597            15,732              5.2             4.2
2000             17,091            16,246              4.9             4.0
2001             17,362            16,435              5.3             4.8

---------
SOURCE: State of California, Employment Development Department.

Employment, Income, Construction and Export Growth

The following table shows California's non-agricultural employment distribution and growth for 1991 and 2001.

                                     Payroll Employment By Major Sector
                                                1991 and 2001
-----------------------------------------------------------------------------------------------------------
                                                            Employment                % Distribution of
                                                           (Thousands)                   Employment
                                                    ---------------------------   -------------------------
Industry Sector                                         1991           2001          1991           2001
---------------                                     ------------   ------------   ----------     ----------
Mining.......................................             38.1            24.2        0.3%           0.2%
Construction.................................            518.2           762.5        4.2            5.2
Manufacturing
Nondurable Goods.............................            717.1           698.9        5.8            4.8
High Technology..............................            634.8           504.4        5.1            3.5
Other Durable goods..........................            640.3           681.0        5.2            4.7
Transportation and Utilities.................            611.2           744.1        5.0            5.1
Wholesale and Retail Trade...................          2,900.6         3,321.1       23.5           22.7
Finance, Insurance and Real Estate...........            811.9           843.7        6.6            5.8
Services.....................................          3,373.8         4,654.8       27.4           31.8
Government
Federal......................................            345.3           255.4        2.8            1.7
State and Local..............................          1,733.6         2,127.6       14.1           14.5
                                                       -------         -------       ----           ----
TOTAL NON-AGRICULTURAL.......................         12,324.9        14,617.7        100%           100%
                                                      ========        ========       ====           ====

-----------
SOURCE: State of California, Employment Development Department and State of California, Department of Finance.

The following tables show California's total and per capita income patterns for selected years.

                  Total Personal Income 1993-2001(a) California
--------------------------------------------------------------------------------
Year               Millions              % Change(b)        California % of U.S.
----            --------------         ---------------      --------------------
1993             $  714,107                 1.8%                    12.8%
1994(c)             735,104                 2.9                     12.5
1995                771,470                 4.9                     12.5
1996                812,404                 5.3                     12.4
1997                861,557                 6.1                     12.4
1998                931,627                 8.1                     12.6
1999                997,293                 7.0                     12.8
2000              1,094,770                 9.8                     13.2
2001(d)           1,114,512                 1.8                     12.9

------------
(a) The per capita personal income series has been revised by BEA on April 23, 2002, to incorporate the Census Bureau's population estimates consistent with the 2000 Censal counts.

(b)   Change from prior year.

(c) Reflects Northridge earthquake, which caused an estimated $15 billion drop in personal income.

(d)   Estimated by California Department of Finance.

Note: Omits income for government employees overseas.

SOURCE: U.S. Department of Commerce, Bureau of Economic Analysis (BEA); State of California, Department of Finance.

                           Per Capita Personal Income 1993-2001(a)
-------------------------------------------------------------------------------------------------------
Year             California        % Change         United States      % Change    California % of U.S.
----           --------------    ------------     -----------------   -----------  --------------------
1993              $22,833            0.8%             $21,539            2.8%             106.0%
1994(c)            23,348            2.3               22,340            3.7              104.5
1995               24,339            4.2               23,255            4.1              104.7
1996               25,373            4.2               24,270            4.4              104.5
1997               26,521            4.5               25,412            4.7              104.4
1998               28,240            6.5               26,893            5.8              105.0
1999               29,772            5.4               27,843            3.5              106.9
2000               32,149            8.0               29,469            5.8              109.1
2001               32,678            1.6               30,271            2.7              108.0

---------
(a) The per capita personal income series has been revised by BEA on April 23, 2002, to incorporate the Census Bureau's population estimates consistent with the 2000 Censal counts.

(b)   Change from prior year.

(c) Reflects Northridge earthquake, which caused an estimated $15 billion drop in personal income.

Note: Omits income for government employees overseas.

SOURCE: U.S. Department of Commerce, Bureau of Economic Analysis (BEA).

Litigation. The State is a party to numerous legal proceedings. The following are the more significant lawsuits pending against the State, as reported by the Office of the Attorney General.

On June 24, 1998, plaintiffs in Howard Jarvis Taxpayers Association et al. v. Kathleen Connell filed a complaint for certain declaratory and injunctive relief challenging the authority of the State Controller to make payments from the State Treasury in the absence of a state budget. On July 21, 1998, the trial court issued a preliminary injunction prohibiting the State Controller from paying moneys from the State Treasury for fiscal year 1998-99, with certain limited exceptions, in the absence of a state budget. The preliminary injunction, among other things, prohibited the State Controller from making any payments pursuant to any continuing appropriation. The State Controller and various employee unions filed appeals and sought stays of the preliminary injunction. Also, as permitted by the State Constitution, the Legislature immediately enacted and the Governor immediately signed an emergency appropriations bill that allowed the continued payment of various State obligations, including debt service. The preliminary injunction was stayed pending the Court of Appeal's decision on the merits. The Court of Appeal rendered its decision on the merits on May 29, 2002. Therein the court upheld the Controller's authority to make payments pursuant to continuing appropriations in absence of a State budget. Thus the Controller may make payments of principal and interest on State bonds. The Supreme Court granted the Controller's Petition for Review on a procedural issue unrelated to continuing appropriations and stayed the trial court's injunction. The Howard Jarvis Taxpayers Association did not seek review. However, the Supreme Court may consider all of the issues raised in the case.

In County of Orange v. Orange County Assessment Appeals Board #3; Bezaire, et al., Real Parties in Interest, the Superior Court of Orange County has determined that the Orange County assessor's office received property taxes from two taxpayers in excess of the amounts collectable under Article XIIIA of the California Constitution (sometimes referred to as Proposition 13). The plaintiffs' legal claim focuses on the constitutionality of the practice of the Orange County assessor's office to increase or "recapture" the assessed values of real properties that temporarily decline and then increase in value. The plaintiffs are also seeking the certification of their action as a class action. Pending the determination of certain class certification issues, the court's decision is not final. Should the court's determination become final, it will bind only the County of Orange and its assessor's office. However, indirect effects of a final determination that the contested assessment practices are contrary to Proposition 13, could result in costs to the State in an aggregate amount in excess of $400 million.

In January of 1997, California experienced major flooding with preliminary estimates of property damage of approximately $1.6 to $2.0 billion. In McMahon
v. State, a substantial number of plaintiffs have joined suit against the State, local agencies, and private companies and contractors seeking compensation for the damages they suffered as a result of the 1997 flooding. After various pre-trial proceedings, the State filed its answer to the plaintiffs' complaint in January of 2000. No trial date has been set. The State is vigorously defending the action.

The State is a defendant in Paterno v. State of California, a coordinated action involving 3,000 plaintiffs seeking recovery for damages caused by the Yuba River flood of February 1986. The trial court found liability in inverse condemnation and awarded damages of $500,000 to a sample of plaintiffs. The State's potential liability to the remaining plaintiffs ranges from $800 million to $1.5 billion. In 1992, the State and plaintiffs filed appeals. In

August 1999, the Court of Appeal issued a decision reversing the trial court's judgment against the State and remanding the case for retrial on the inverse condemnation cause of action. The California Supreme Court denied plaintiffs' petition for review. After a four month trial and consideration of plaintiff's objections to the court's intended decision, the court ruled that plaintiffs take nothing from defendants. Plaintiffs filed an appeal with the Court of Appeal. Briefing is underway.

In General Motors Corp. v. Franchise Tax Board plaintiff contends that the Franchise Tax Board wrongfully disallowed various items to be included in the calculation of General Motor's income allocable to California. While this plaintiff seeks to recover less than $11 million in taxes, a decision adverse to the State could ultimately result in refunds totaling $400 million to similarly situated taxpayers, with an on-going annual loss of revenue of approximately $25 million. The Court had ordered the parties to mediate this matter and has set November 27, 2002 as the date that mediation is to be completed.

In The Limited Stores, Inc. and Affiliates v. Franchise Tax Board plaintiff has brought a bank and corporation tax refund action to recover approximately $5.6 million, plus interest, attorney's fees and costs, for the years ending January 1993 and January 1994. Plaintiffs primary allegation is that the Franchise Tax Board (Board) mischaracterized the gross receipts from their sale of certain short-term financial instruments and that this resulted in a violation of the Due Process and Commerce Clauses of the US Constitution. Other taxpayers have raised the same issue in administrative actions. Consequently, final decision in favor of plaintiff could result in tax reductions of $220 million for prior years, with an additional $180 million in interest, and potential future annual revenue loss of $50 million. The State is vigorously contesting this case. Trial is set for January 10, 2003.

In Eisenhower Medical Center, et al. v. State Bd. of Equalization 118 hospitals claim that certain intravenous sets and diagnostic substances are "medicines" within the meaning of Revenue and Tax Code section 6369 such that they are exempt from sales and use taxes. The State Board of Equalization (SBE) has taken the position that intravenous sets (other than those used primarily for feeding) and diagnostic substances are not medicines and, therefore, are subject to sales and use taxes. The trial court has ruled in favor of the SBE. An appeal is expected. Should the plaintiffs ultimately prevail on all issues, estimated refunds to plaintiffs and others similarly situated hospitals would total approximately $400 million and estimated future revenue loss would be $70 million per year.

In Charles Davis v. California Health and Human Services Agency, the plaintiff has brought a class action under a number of federal acts, including the Americans with Disabilities Act, seeking declaratory and injunctive relief, alleging that persons who are institutionalized with disabilities at a San Francisco run 1,200 bed skilled nursing facility (Laguna Honda) who require long term care should be assessed as to whether they can be treated at home or in community-based facilities, and then provided appropriate care. The State and City defendants have filed an answer. The class has been certified. The parties are in mediation attempting to settle all or part of the case and to streamline discovery. Rough estimates suggest that the financial impact of a judgment against the State defendants could be as high as $1 billion per year in programmatic costs going forward, assuming the Legislature does not respond by modifying the scope of the program. The State is vigorously defending this action.

In Stephen Sanchez, et al. v. Grantland Johnson et al., the plaintiffs have brought a class action in Federal District Court for the Northern District of California, seeking declaratory and injunctive relief, alleging, in part, that provider rates for community-based services for developmentally disabled individuals are discriminatory under the Americans with Disabilities Act, and violate the Social Security Act, the Civil Rights Act and the Rehabilitation Act, because they result in unnecessary institutionalization of developmentally disabled persons. Early estimates suggest that the financial impact of a judgment against the State defendants could be as high as $1 billion per year in programmatic costs going forward, assuming the Legislature does not respond by modifying the scope of the program. The State is vigorously defending this action.

In Capitol People First v. Department of Developmental Services a consortium of state and national law firms and public-interest groups brought suit against the Departments of Finance, California Department of Developmental Services and California Department of Health Services. It alleges that defendants are violating the Lanterman Act, the Americans with Disabilities Act, and section 504 of the Rehabilitation Act by needlessly isolating thousands of people with developmental disabilities in large facilities. It seeks sweeping reforms, including requiring the State to offer a full range of community-based services. The potential financial impact of a judgment against the State defendants could be as high as $1 billion per year in programmatic costs going forward, assuming the Legislature does not respond by modifying the scope of the program. The State is vigorously defending this action.

In Natural Resources Defense Council et al., v. California Department of Transportation et al., filed October 7, 1993, plaintiffs Natural Resources Defense Council (NRDC) and Santa Monica BayKeeper sought an injunction requiring the Department to comply with National Pollution Discharge Elimination System requirements under the federal Clean Water Act (Act) in connection with storm water discharges from State highways and construction sites in the area under the jurisdiction of the Los Angeles Regional Water Quality Control Board (most of Los Angeles and Ventura Counties), CalTrans District 7. The case was tried in 1994 and a permanent injunction was issued against the Department of Transportation (the Department). The injunction required: (a) the development of a Storm Water Plan; (b) implementation to the maximum extent practicable of the Storm Water Plan; (c) cleaning and evaluation of retrofitting of drainage structures; (d) preparation of guidance documents for design, construction and maintenance of measures to control storm water pollution; (e) staff training; and (f) continued compliance with the National Pollution Discharge Elimination System (NPDES) permit. Subsequent modifications of the injunction have provided for: (g) annual drain inlet cleaning programs; (h) studies of pilot projects to address control of the sources of storm water pollution and (i) the performance of studies of pilot projects to retrofit highways with storm water pollution control facilities. There is an established dispute resolution procedure intended to resolve disputes without a return to federal court. In 1999 the State Water Resources Control Board issued a substantially enhanced storm water permit which applies to all the Department's discharges of storm water statewide. The 1999 Permit includes a Statewide Storm Water Management Plan
(SWMP) which the State Water Resources Control Board approved by Resolution in 2001. This means that District 7 is now required to comply with the Statewide NPDES permit and the statewide SWMP as well as separate and slightly different requirements set forth in the permanent injunction. The pilot projects and studies are ongoing and there has been no agreement regarding what measures arising out of these studies will be implemented. The 1999 permit requires that the Department consider retrofitting its facilities with devices to treat storm water whenever it undertakes new construction or major reconstruction. Plaintiffs' position is that retrofitting should be required as a stand-alone activity regardless of whether any construction is otherwise planned in any given area. Currently, for planning purposes, the Department is including an additional 3 percent in the cost of all construction and maintenance projects to pay for compliance measures. This 3% increase amounts to $500 million through fiscal year 2006-07. The total annual transportation budget for the State, including all road construction, maintenance and improvement, transportation systems and program administration, is $9 billion. If retrofitting of existing roads and highways is required, as plaintiffs envision, the cost would be tens of billions of dollars.

Tobacco Litigation. In 1998, the State signed a settlement agreement with the four major cigarette manufacturers. The State agreed to drop its lawsuit and not to sue in the future for monetary damages. Tobacco manufacturers agreed to billions of dollars in payments and restrictions in marketing activities. Under the settlement, the companies agreed to pay California governments approximately $25 billion (subject to adjustments) over a period of 25 years. Beyond 2025, payments of approximately $900 million per year will continue in perpetuity. Under a separate Memorandum of Understanding, half of the money will be paid to the State and half to local governments (all counties and the cities of San Diego, Los Angeles, San Francisco and San Jose).

The specific amount to be received by the State and local governments is subject to adjustment. Details in the settlement allow reduction of the companies' payments for decreases in cigarette sales and certain types of federal legislation. However, settlement payments are adjusted upward each year at least 3% for inflation. The "second annual" payment, received in April 2002, was 15.3% lower than the base settlement amount due to reduced sales. Future payment estimates have been reduced by a similar percentage. If any of the companies goes into bankruptcy, the State could seek to terminate the agreement with respect to those companies filing bankruptcy actions thereby reinstating all claims against those companies. The State may then pursue those claims in the bankruptcy litigation, or as otherwise provided by law. Also, several parties have brought lawsuits challenging the settlement and seeking damages.

During fiscal year 2001-02, the General Fund received $488 million in settlement payments. Of that amount, $86 million was deposited in the General Fund and $402 million was deposited into a special fund to pay certain healthcare costs. The 2002 Budget forecasts payments to the State totaling $474 million in 2002-03, which will be deposited in a special fund to pay certain healthcare costs and debt service payments for a Tobacco Settlement securitization. Chapter 414, Statutes of 2002, allows the issuance of revenue bonds to generate $4.5 billion for the General Fund during the 2002-03 fiscal year secured by the Tobacco Settlement revenues received by the State beginning in the 2003-04 fiscal year. The proceeds of the sale are anticipated to be received in two segments: $2.25 billion in February 2003 and $2.25 billion in April 2003.

The State is involved in three refund actions, California Assn. Of Retail Tobacconists (CART), et al. v. Board of Equalization, et al., Cigarettes Cheaper!, et al. v. Board of Equalization, et al. and McLane/Suneast, et al. v. Board of Equalization, et al., that challenge the constitutionality of Proposition 10, which the voters passed in 1998 to establish the Children and Families Commission and local county commissions and to fund early childhood development programs. CART and Cigarettes Cheaper! allege that Proposition 10, which increases the excise tax on tobacco products, violates 11 sections of the California Constitution and related provisions of law. McLane/Suneast challenges only the "double tax" aspect of Proposition 10. Trial of these three consolidated cases commenced on September 15, 2000, and concluded on November 15, 2000. A final statement of decision issued on December 7, 2000, and judgment in favor of all defendants as to all 30 consolidated counts was entered on January 9, 2001. The CART plaintiffs and Cigarettes Cheaper! plaintiffs timely appealed these and all other issues. Briefing is completed. Due to the facial challenge, there is exposure as to the entire $750 million per year collected under Proposition 10 together with interest, which could amount to several billion dollars by the time the case is finally resolved.

In FORCES Action Project et al. v. State of California et al., various smokers rights groups challenge the tobacco settlement as it pertains to California, Utah and the City and County of San Francisco. Plaintiffs assert a variety of constitutional challenges, including that the settlement represents an unlawful tax on smokers. Motions to dismiss by all defendants, including the tobacco companies, were eventually converted to summary judgment motions by the court and heard on September 17, 1999. On January 5, 2000, the court dismissed the complaint for lack of subject matter jurisdiction because the plaintiffs lacked standing to sue. The court also concluded that the plaintiffs' claims against the State and its officials are barred by the 11th Amendment. On August 15, 2001, the Ninth Circuit Court of Appeals affirmed the district court's dismissal of plaintiff's claims but remanded the case to the district court to rule on whether plaintiffs should be allowed to amend their complaint to make a claim for injunctive relief under the federal antitrust laws. The District Court denied plaintiffs' motion for leave to amend. Plaintiffs have appealed. Opening and responding briefs have been filed. The 9th Circuit has not yet set a date for the oral argument.

In Grand River Enterprises Six Nations, Ltd., et al. v. Lockyer et al., filed on July 1, 2002, six cigarette manufacturers sued the Attorneys General of 31 states, challenging (1) the states' escrow statutes, which require tobacco product manufacturers that did not participate in the Master Settlement Agreement between the states and certain other tobacco product manufacturers, to pay money into escrow accounts and (2) several states' complementary contraband statutes, which make it illegal for distributors to sell cigarettes made by the nonparticipating tobacco product manufacturers which have not made their required deposits into escrow. Plaintiffs claim that these statutes violate the 1st and 14th amendments of the United States Constitution, as well as the Commerce Clause, and section 1 of the Sherman Act. They are seeking a permanent injunction against implementation and enforcement of these statutes. "Diligent enforcement" of the escrow deposit statute protects the state from reductions in Master Settlement Agreement payments from participating manufacturers who lose market share to nonparticipating manufacturers. The Attorneys General are coordinating the defense of this case through the National Association of Attorneys General Tobacco Project. On September 13, 2002, defendants moved to dismiss the case for lack of personal jurisdiction over the out-of-state Attorneys General and for failure to state a claim on which relief can be granted. A date for hearing the motions will be set after all the briefing has been completed.

Litigation Relating to Energy Matters. "Block Forward Contracts" Consolidated Actions. In February 2001 the Governor, pursuant to his "commandeering" authority under the California Emergency Services Act, issued executive orders "commandeering" power purchase arrangements held by PG&E and SCE, referred to as "block forward contracts." The issue of whether and to what extent compensation is due is now before the Sacramento County Superior Court in a declaratory relief action filed by the State in September 2001, People v. ACN Energy, Inc., et al., which names as defendants those market participants which have and those which, the State believes, might claim compensation as a result of the Governor's actions. Among the defendants named by the State in the declaratory relief action are 31 market participants that previously filed administrative claims in an amount in excess of $1 billion against the State as a result of the Governor's actions. (The administrative agency with which those claims were filed was divested of jurisdiction over those claims by the Sacramento County Superior Court.) In this action the State seeks a declaration that the Governor's "commandeering" of the "block forward contracts" was a legitimate exercise of police powers and that the State is not liable for damages occurring in the exercise of such powers nor for compensation for inverse condemnation, or, alternatively that any damages suffered by any of the defendants is offset by payments made by DWR for electricity received under the "commandeered" "block forward contracts". Complaints and cross-complaints for inverse condemnation, recovery under the Emergency Services Act and other causes of action brought by PG&E, Reliant Energy Services, Sempra, the PX, Mirant, Duke Energy Trading and Marketing, and numerous other market participants have been joined with the declaratory relief action in Judicial Council Coordination Proceeding No. 4203. This consolidated action is pending in the Sacramento County Superior Court. Duke Energy Trading and Marketing asserts that language in the United State Court of Appeals decision in Duke Energy Trading and Marketing. L.L.C. v. Davis, et al. (9th Cir. 2001) 267 F.3d 1042, in which the court instructed the trial court to enjoin the Governor's commandeering orders, should apply to Duke's cross-complaint.

Action Seeking Compensation from the State for Breach of Contract. On September 6, 2002, PG&E filed a complaint for breach of contract against the State in the Sacramento County Superior Court, Pacific Gas and Electric Company v. The State of California. PG&E's complaint alleges that statutes enacted in 1996 as part of the restructuring of the electric power industry in California (Statutes of 1995-1996, Chapter 854; Assem. Bill 1890, "AB 1890") authorized PG&E to sell the output of its retained generation facilities in interstate power markets at prices regulated by FERC and to sell the facilities themselves, and that AB 1890 established a "regulatory contract" between the State and PG&E. PG&E further alleges that, by enacting statutes in 2001 (Statutes of 2001-02, First Extraordinary Session, Chapter 2; Assem. Bill 6 Xl) that amended portions of AB 1890, the State deprived PG&E of the right to such sales and thereby breached the "regulatory contract" that PG&E claims was established with PG&E in AB 1890. PG&E's complaint seeks damages in an amount to be proven, but in an administrative procedure before the California Government Claims Board that preceded this action, in which PG&E's claims were denied, PG&E sought damages of at least $4.3 billion to compensate for the losses alleged in this action. The complaint in this matter has not been served on the State, and therefore the State has taken no action in this matter.

                                   APPENDIX C

                 HISTORY OF J. & W. SELIGMAN & CO. INCORPORATED

Seligman's beginnings date back to 1837, when Joseph Seligman, the oldest of eight brothers, arrived in the United States from Germany. He earned his living as a pack peddler in Pennsylvania, and began sending for his brothers. The Seligmans became successful merchants, establishing businesses in the South and East.

Backed by nearly thirty years of business success - culminating in the sale of government securities to help finance the Civil War - Joseph Seligman, with his brothers, established the international banking and investment firm of J. & W. Seligman & Co. In the years that followed, the Seligman Complex played a major role in the geographical expansion and industrial development of the United States.

The Seligman Complex:

....Prior to 1900

o     Helps finance America's fledgling railroads through underwritings.

o Is admitted to the New York Stock Exchange in 1869. Seligman remained a member of the NYSE until 1993, when the evolution of its business made it unnecessary.

o Becomes a prominent underwriter of corporate securities, including New York Mutual Gas Light Company, later part of Consolidated Edison.

o Provides financial assistance to Mary Todd Lincoln and urges the Senate to award her a pension.

o     Is appointed US Navy fiscal agent by President Grant.

o Becomes a leader in raising capital for America's industrial and urban development.

....1900-1910

o     Helps Congress finance the building of the Panama Canal.

....1910s

o Participates in raising billions for Great Britain, France and Italy, helping to finance World War I.

....1920s

o Participates in hundreds of successful underwritings including those for some of the Country's largest companies: Briggs Manufacturing, Dodge Brothers, General Motors, Minneapolis-Honeywell Regulatory Company, Maytag Company, United Artists Theater Circuit and Victor Talking Machine Company.

o Forms Tri-Continental Corporation in 1929, today the nation's largest, diversified closed-end equity investment company, and one of its oldest.

....1930s

o Assumes management of Broad Street Investing Co. Inc., its first mutual fund, today known as Seligman Common Stock Fund, Inc.

o     Establishes Investment Advisory Service.

....1940s

o     Helps shape the Investment Company Act of 1940.

o Leads in the purchase and subsequent sale to the public of Newport News Shipbuilding and Dry Dock Company, a prototype transaction for the investment banking industry.

o Assumes management of National Investors Corporation, today Seligman Growth Fund, Inc.

o     Establishes Whitehall Fund, Inc., today Seligman Income and Growth Fund,
      Inc.

....1950-1989

o Develops new open-end investment companies. Today, manages more than 60 mutual fund portfolios.

o Helps pioneer state-specific, municipal bond funds, today managing a national and 18 state-specific municipal funds.

o Establishes J. & W. Seligman Trust Company and J. & W. Seligman Valuations Corporation.

o Establishes Seligman Portfolios, Inc., an investment vehicle with fifteen portfolios offered through variable annuity and variable life insurance products.

....1990s

o Introduces Seligman Select Municipal Fund and Seligman Quality Municipal Fund, two closed-end funds that invest in high quality municipal bonds.

o Introduces to the public Seligman Frontier Fund, Inc., a small capitalization mutual fund.

o Launches Seligman Global Fund, Inc., which today offers five separate funds: Seligman Emerging Markets Fund, Seligman Global Growth Fund, Seligman Global Smaller Companies Fund, Seligman Global Technology Fund Seligman International Growth Fund.

o Launches Seligman Value Fund Series, which currently offers two separate funds: Seligman Large-Cap Value Fund and Seligman Small-Cap Value Fund.

o Launches innovative Seligman New Technologies Fund, Inc., a closed-end "interval" fund seeking long-term capital appreciation by investing in technology companies, including venture capital investing.

....2000

o Introduces Seligman Time Horizon/Harvester Series, Inc., an asset allocation type mutual fund containing four funds: Seligman Time Horizon 30 Fund, Seligman Time Horizon 20 Fund, Seligman Time Horizon 10 Fund and Seligman Harvester Fund.

o Launches Seligman New Technologies Fund II, Inc., a closed-end "interval" fund seeking long-term capital appreciation by investing in technology companies, including up to 50% in venture capital investing.

....2001

o Launches Seligman Tax-Aware Fund, Inc., an innovative mutual fund seeking to maximize after-tax returns.

o Launches Seligman Investment Grade Fixed Income Fund, Inc., a mutual fund seeking a high level of current income.

                         SELIGMAN MUNICIPAL SERIES TRUST

                        Seligman Florida Municipal Series

                       Statement of Additional Information

                                February 1, 2003

                                 100 Park Avenue
                            New York, New York 10017
                                 (212) 850-1864

                       Toll Free Telephone: (800) 221-2450

This Statement of Additional Information (SAI) expands upon and supplements the information contained in the current Prospectus of Seligman Municipal Funds, dated February 1, 2003 (the Prospectus), offering Class A shares, Class C shares and Class D shares. This SAI, although not in itself a Prospectus, is incorporated by reference into the Prospectus in its entirety. It should be read in conjunction with the Prospectus, which may be obtained by writing or calling the Fund at the above address or telephone numbers.

The financial statements and notes included in the Fund's Annual Report, and the Independent Auditors' Report thereon, are incorporated herein by reference. The Annual Report will be furnished to you without charge if you request a copy of this SAI.

                                Table of Contents

  Fund History .........................................................  2
  Description of the Fund and its Investments and Risks ................  2
  Management of the Fund ...............................................  7
  Control Persons and Principal Holders of Securities...................  12
  Investment Advisory and Other Services ...............................  13
  Brokerage Allocation and Other Practices .............................  18
  Shares of Beneficial Interest and Other Securities ...................  18
  Purchase, Redemption, and Pricing of Shares ..........................  19
  Taxation of the Fund .................................................  23
  Underwriters..........................................................  25
  Calculation of Performance Data ......................................  26
  Financial Statements..................................................  29
  General Information...................................................  29
  Appendix A ...........................................................  31
  Appendix B ...........................................................  34
  Appendix C ...........................................................  36

TEB1B

                                  Fund History

Seligman Municipal Series Trust was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts by a Declaration of Trust dated July 27, 1984.

              Description of the Fund and its Investments and Risks

Classification

Seligman Municipal Series Trust (the "Series") is a non-diversified, open-end management investment company, or mutual fund. It consists of four separate series, of which Seligman Florida Municipal Series is discussed in this SAI:

Seligman California Municipal High-Yield Series
Seligman California Municipal Quality Series
Seligman Florida Municipal Series (Florida Fund)
Seligman North Carolina Municipal Series

Investment Strategies and Risks

The following information regarding the Fund's investments and risks supplements the information contained in the Prospectus.

The Fund seeks to provide high income exempt from regular federal income taxes consistent with preservation of capital. The Fund also invests with consideration given to capital gain.

The Fund is expected to invest principally, without percentage limitations, in municipal securities which on the date of purchase are rated within the four highest rating categories of Moody's Investors Service (Moody's) or Standard & Poor's Ratings Services (S&P). Municipal Securities rated in these categories are commonly referred to as investment grade. The Fund may invest in municipal securities that are not rated, or which do not fall into the credit ratings noted above if, based upon credit analysis, it is believed that such securities are of comparable quality. In determining suitability of investment in a lower rated or unrated security, the Fund will take into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer and other considerations as may be relevant, including comparability to other issuers.

Although securities rated in the fourth rating category are commonly referred to as investment grade, investment in such securities could involve risks not usually associated with bonds rated in the first three categories. Bonds rated BBB by S&P are more likely as a result of adverse economic conditions or changing circumstance to exhibit a weakened capacity to pay interest and re-pay principal than bonds in higher rating categories and bonds rated Baa by Moody's lack outstanding investment characteristics and in fact have speculative characteristics according to Moody's. Municipal securities in the fourth rating category of S&P or Moody's will generally provide a higher yield than do higher rated municipal securities of similar maturities; however, they are subject to a greater degree of fluctuation in value as a result of changing interest rates and economic conditions. The market value of the municipal securities will also be affected by the degree of interest of dealers to bid for them, and in certain markets dealers may be more unwilling to trade municipal securities rated in the fourth rating categories than in the higher rating categories.

A description of the credit rating categories is contained in Appendix A to this SAI.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities and for providing state and local governments with federal credit assistance. Reevaluation of the Fund's investment objectives and structure might be necessary in the future due to market conditions that may result from future changes in the tax laws.

Florida Municipal Securities. Florida Municipal Securities include notes, bonds and commercial paper issued by or on behalf of the State of Florida, its political subdivisions, agencies, and instrumentalities, the interest on which is exempt from regular federal income taxes. Such securities are traded primarily in an over-the-counter market. The Fund may invest, without percentage limitations, in certain private activity bonds, the interest on which is treated as a preference item for purposes of the alternative minimum tax.

Under the Investment Company Act of 1940, as amended (1940 Act), the identification of the issuer of municipal bonds or notes depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if only the assets and revenues of the non-governmental user back the bond, the non-governmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the security is treated as an issue of such guarantor to the extent of the value of the guarantee.

The Fund invests principally in long-term municipal bonds. Municipal bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, and gas and electric utilities. Municipal bonds also may be issued in connection with the refunding of outstanding obligations, obtaining funds to lend to other public institutions, and for general operating expenses. Industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide various privately operated facilities for business and manufacturing, housing, sports, pollution control, and for airport, mass transit, port and parking facilities.

The two principal classifications of municipal bonds are "general obligation" and "revenue." General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Although industrial development bonds (IDBs) are issued by municipal authorities, they are generally secured by the revenues derived from payments of the industrial user. The payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

The Fund may also invest in municipal notes. Municipal notes generally are used to provide for short-term capital needs and generally have maturities of five years or less. Municipal Notes include:

      1. Tax Anticipation Notes and Revenue Anticipation Notes. Tax anticipation notes and revenue anticipation notes are issued to finance short-term working capital needs of political subdivisions. Generally, tax anticipation notes are issued in anticipation of various tax revenues, such as income, sales and real property taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as grant or project revenues. Usually political subdivisions issue notes combining the qualities of both tax and revenue anticipation notes.

      2. Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

Issues of municipal Commercial Paper typically represent short-term, unsecured, negotiable promissory notes. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

Variable and Floating Rate Securities. The Fund may purchase floating or variable rate securities, including participation interests therein. Investments in floating or variable rate securities provide that the rate of interest is either pegged to money market rates or set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Treasury Bills or the prime rate of a major commercial bank. A floating rate or variable rate security generally provides that the Fund can demand payment of the obligation on short notice (daily or weekly, depending on the terms of the obligation) at an amount equal to par (face value) plus accrued interest. In unusual circumstances, the amount received may be more or less than the amount the Fund paid for the securities.

Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have an interest rate which changes whenever there is a change in the designated base interest rate. Frequently such securities are secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying creditor or of the bank or issuer, as the case may be, must be equivalent to the standards set forth with respect to taxable investments below.

The maturity of variable or floating rate obligations (including participation interests therein) is deemed to be the longer of (1) the notice period required before the Fund is entitled to receive payment of the obligation upon demand, or (2) the period remaining until the obligation's next interest rate adjustment. If the Fund does not redeem the obligation through the demand feature, the obligation will mature on a specific date, which may range up to thirty years from the date of its issuance.

Participation Interests. From time to time, the Fund may purchase from banks, participation interests in all or part of specific holdings of municipal securities. A participation interest gives the Fund an undivided interest in the municipal security in the proportion that the Fund's participation interest bears to the total principal amount of the municipal security and provides the demand repurchase feature described above. Participations are frequently backed by an irrevocable letter of credit or guarantee of a bank that the Fund has determined meets its prescribed quality standards. The Fund has the right to sell the instrument back to the bank and draw on the letter of credit on demand, on short notice, for all or any part of the Fund's participation interest in the municipal security, plus accrued interest. The Fund intends to exercise the demand under the letter of credit only (1) upon a default under the terms of the documents of the municipal security, (2) as needed to provide liquidity in order to meet redemptions, or (3) to maintain a high quality investment portfolio. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the municipal securities over the negotiated yield at which the instruments are purchased by the Fund. Participation interests will be purchased only if, in the opinion of counsel, interest income on such interests will be tax-exempt when distributed as dividends to shareholders of the Fund. The Fund currently does not purchase participation interests and has no current intention of doing so.

When-Issued Securities. The Fund may purchase municipal securities on a "when-issued" basis, which means that delivery of and payment for securities normally take place in less than 45 days after the date of the buyer's purchase commitment. The payment obligation and the interest rate on when-issued securities are each fixed at the time the purchase commitment is made, although no interest accrues to a purchaser prior to the settlement of the purchase of the securities. As a result, the yields obtained and the market value of such securities may be higher or lower on the date the securities are actually delivered to the buyer. The Fund will generally purchase a municipal security sold on a when-issued basis with the intention of actually acquiring the securities on the settlement date.

A separate account consisting of cash or high-grade liquid debt securities equal to the amount of outstanding purchase commitments is established with the Fund's custodian in connection with any purchase of when-issued securities. The account is marked to market daily, with additional cash or liquid high-grade debt securities added when necessary. The Fund meets its respective obligation to purchase when-issued securities from outstanding cash balances, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or lesser than the Fund's payment obligations).

Municipal securities purchased on a when-issued basis and the other securities held in the Fund are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (which will generally result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Fund's assets will vary. Purchasing a municipal security on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may be higher than those obtained on the security purchased on a when-issued basis.

Standby Commitments. The Fund is authorized to acquire standby commitments issued by banks with respect to securities they hold, although the Fund has no present intention of investing any assets in standby commitments. These commitments would obligate the seller of the standby commitment to repurchase, at the Fund's option, specified securities at a specified price.

The price which the Fund would pay for municipal securities with standby commitments generally would be higher than the price which otherwise would be paid for the municipal securities alone, and the Fund would use standby commitments solely to facilitate portfolio liquidity. The standby commitment generally is for a shorter term than the maturity of the security and does not restrict in any way the Fund's right to dispose of or retain the security. There is a risk that the seller of a standby commitment may not be able to repurchase the security upon the exercise of the right to resell by the Fund. To minimize such risks, the Fund is presently authorized to acquire standby commitments solely from banks deemed creditworthy. The Board of Trustees may, in the future, consider whether the Funds should be permitted to acquire standby commitments from dealers. Prior to investing in standby commitments of dealers, the Fund, if it deems necessary based upon the advice of counsel, will apply to the Securities and Exchange Commission (SEC) for an exemptive order relating to such commitments and the valuation thereof. There can be no assurance that the SEC will issue such an order.

Standby commitments with respect to portfolio securities of the Fund with maturities of less than 60 days which are separate from the underlying portfolio securities are not assigned a value. The cost of any such standby commitments is carried as an unrealized loss from the time of purchase until it is exercised or expires. Standby commitments with respect to portfolio securities of the Fund with maturities of 60 days or more which are separate from the underlying portfolio securities are valued at fair value as determined in accordance with procedures established by the Board of Trustees. The Board of Trustees would, in connection with the determination of value of such a standby commitment, consider, among other factors, the creditworthiness of the writer of the standby commitment, the duration of the standby commitment, the dates on which or the periods during which the standby commitment may be exercised and the applicable rules and regulations of the SEC.

Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933 (1933 Act)) and other securities that are not readily marketable. The Fund may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act, and the Fund's Board of Trustees may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should the Board of Trustees make this determination, it will carefully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in the Fund, if and to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

Borrowing. The Fund may borrow money only from banks and only for temporary or emergency purposes (but not for the purchase of portfolio securities) in an amount not in excess of 10% of the value of its total assets at the time the borrowing is made (not including the amount borrowed). Permitted borrowings may be secured or unsecured. The Fund will not purchase additional portfolio securities if the Fund has outstanding borrowings in excess of 5% of the value of its total assets.

Taxable Investments. Under normal market conditions, the Fund will attempt to invest 100% and as a matter of fundamental policy will invest at least 80% of the value of its net assets in securities the interest on which is exempt from regular federal income tax and Florida personal income tax. Such interest, however, may be subject to the federal alternative minimum tax.

Under normal market conditions, temporary investments in taxable securities will be limited as a matter of fundamental policy to 20% of the value of the Fund's net assets.

Except as otherwise specifically noted above, the Fund's investment strategies are not fundamental and a Fund, with the approval of the Board of Trustees, may change such strategies without the vote of shareholders.

Fund Policies

The Fund is subject to fundamental policies that place restrictions on certain types of investments. These policies cannot be changed except by vote of a majority of the outstanding voting securities of the Fund. Under these policies, the Fund may not:

- Borrow money, except from banks for temporary purposes (such as meeting redemption requests or for extraordinary or emergency purposes but not for the purchase of portfolio securities) in an amount not to exceed 10% of the value of its total assets at the time the borrowing is made (not including the amount borrowed). The Fund will not purchase additional portfolio securities if the Fund has outstanding borrowings in excess of 5% of the value of its total assets;

- Mortgage or pledge any of its assets, except to secure permitted borrowings noted above;

- Invest more than 25% of total assets at market value in any one industry; except that municipal securities and securities of the US Government, its agencies and instrumentalities are not considered an industry for purposes of this limitation;

- As to 50% of the value of its total assets, purchase securities of any issuer if immediately thereafter more than 5% of total assets at market value would be invested in the securities of any issuer (except that this limitation does not apply to obligations issued or guaranteed as to principal and interest by the US Government or its agencies or instrumentalities);

- Invest in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization or for the purpose of hedging the Fund's obligations under its deferred compensation plan for trustees;

- Purchase or hold any real estate, except that the Fund may invest in securities secured by real estate or interests therein or issued by persons (other than real estate investment trusts) which deal in real estate or interests therein;

- Purchase or hold the securities of any issuer, if to its knowledge, trustees or officers of the Fund individually owning beneficially more than 0.5% of the securities of that issuer own in the aggregate more than 5% of such securities;

- Write or purchase put, call, straddle or spread options; purchase securities on margin or sell "short"; underwrite the securities of other issuers, except that the Fund may be deemed an underwriter in connection with the purchase and sale of portfolio securities;

- Purchase or sell commodities or commodity contracts including futures contracts; or

- Make loans, except to the extent that the purchase of notes, bonds or other evidences of indebtedness or deposits with banks may be considered loans.

The Fund also may not change its investment objective without shareholder approval.

Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a shareholders' meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

Temporary Defensive Position

In abnormal market conditions, if, in the judgment of the Fund, municipal securities satisfying the Fund's investment objectives may not be purchased, the Fund may, for defensive purposes, temporarily invest in instruments the interest on which is exempt from regular federal income taxes, but not state personal income taxes. Such securities would include those described under "Florida Municipal Securities" above that would otherwise meet the Fund's objectives.

Also, in abnormal market conditions, the Fund may invest on a temporary basis in fixed-income securities, the interest on which is subject to federal, state, or local income taxes, pending the investment or reinvestment in municipal securities of the proceeds of sales of shares or sales of portfolio securities, in order to avoid the necessity of liquidating portfolio investments to meet redemptions of shares by investors or where market conditions due to rising interest rates or other adverse factors warrant temporary investing for defensive purposes. Investments in taxable securities will be substantially in securities issued or guaranteed by the United States Government (such as bills, notes and bonds), its agencies, instrumentalities or authorities; highly-rated corporate debt securities (rated Aa3 or better by Moody's or AA- or better by S&P); prime commercial paper (rated P-1 by Moody's or A-1+/A-1 by S&P); and certificates of deposit of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the US Government or state governments and the 50 largest foreign banks in terms of assets with branches or agencies in the United States. Investments in certificates of deposit of foreign banks and foreign branches of US banks may involve certain risks, including different regulation, use of different accounting procedures, political or other economic developments, exchange controls, or possible seizure or nationalization of foreign deposits.

Portfolio Turnover

Portfolio transactions will be undertaken principally to accomplish the Fund's objective in relation to anticipated movements in the general level of interest rates but the Fund may also engage in short-term trading consistent with its objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the investment manager believes to be a temporary disparity in the normal yield relationship between the two securities.

The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned during the year. Securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the calculation. The Fund's portfolio turnover rates for the fiscal years ended September 30, 2002 and 2001, were 10.19% and 9.57%, respectively. The fluctuation in portfolio turnover rates of the Fund resulted from conditions in the Florida municipal market and bond market in general. The Fund's portfolio turnover rate will not be a limiting factor when the Fund deems it desirable to sell or purchase securities.

                             Management of the Fund

Board of Trustees

The Board of Trustees provides broad supervision over the affairs of the Fund.

Management Information

Information with respect to Trustees and officers of the Fund, is shown below.. Unless otherwise indicated, their addresses are 100 Park Avenue, New York, NY 10017.

                              Term of                                                                                   Number of
                               Office                                                                                  Portfolios
                                and                                                                                      in Fund
                              Length of                                                                                  Complex
Name, (Age), Position(s)        Time              Principal Occupation(s) During Past 5 Years, Trusteeships            Overseen by
       With Fund               Served*                              and Other Information                                Trustee
-----------------------------------------------------------------------------------------------------------------------------------
                                                       INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
John R. Galvin (73)          1995 to Date  Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University;        61
Trustee                                    Director or Trustee of each of the investment companies of the Seligman
                                           Group of Funds**; Chairman Emeritus, American Council on Germany; National
                                           Defense University and the Institute for Defense Analyses.  Formerly,
                                           Director, USLIFE Corporation, life insurance; Governor of the Center for
                                           Creative Leadership; Director, Raytheon Co., defense and commercial electronics; and Trustee of  the Institute for Defense Analyses.  From
                                           June 1987 to June 1992, he was the Supreme Allied Commander, Europe and
                                           the Commander-in-Chief, United States European Command.


Alice S. Ilchman (67)        1991 to Date  President Emeritus, Sarah Lawrence College; Director or Trustee of each of      61
Trustee                                    the investment companies of the Seligman Group of Funds**; Director,
                                           Jeannette K. Watson Summer Fellowship, summer internships for college students; Trustee, Save the Children, nonoprofit child-assistance organization, and the Committee for Economic Development; Governor, Court
                                           of Governors, London School of Economics; and Director, Public
                                           Broadcasting Service (PBS).  Formerly, Chairman, The Rockefeller
                                           Foundation, charitable foundation; and Director, New York Telephone
                                           Company.

Frank A. McPherson (69)      1995 to Date  Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee         61
Trustee                                    Corporation, diversified energy company; Director or Trustee of each of the investment companies of the Seligman Group of Funds**; Director,
                                           ConocoPhillips, oil and gas exploration and production, Integris Health, owner of various hospitals, BOK Financial, bank holding company, Oklahoma
                                           Chapter of the Nature Conservancy, Oklahoma Medical Research Foundation,
                                           Boys and Girls Clubs of Oklahoma, Oklahoma City Public Schools Foundation
                                           and Oklahoma Foundation for Excellence in Education.  Formerly, Director,
                                           Kimberly-Clark Corporation, consumer products.

                              Term of                                                                                   Number of
                               Office                                                                                  Portfolios
                                and                                                                                      in Fund
                              Length of                                                                                  Complex
Name, (Age), Position(s)        Time              Principal Occupation(s) During Past 5 Years, Trusteeships            Overseen by
       With Fund               Served*                              and Other Information                                Trustee
       ---------               -------                              ---------------------                                -------
John E. Merow (73)           1984 to Date  Retired Chairman and Senior Partner, Sullivan & Cromwell, law firm;             61
Trustee                                    Director or Trustee of each of the investment companies of the Seligman
                                           Group of Funds**; Director, Commonwealth Industries, Inc., manufacturer of aluminum sheet products; Director and Treasurer, the Foreign Policy
                                           Association; Director Emeritus, Municipal Art Society of New York; Trustee
                                           and Secretary, the U.S. Council for International Business; Trustee, New
                                           York-Presbyterian Hospital; Trustee and Vice Chairman, New
                                           York-Presbyterian Healthcare System, Inc.; and Member of the American Law
                                           Institute and Council on Foreign Relations.

Betsy S. Michel (60)         1984 to Date  Attorney; Director or Trustee of each of the investment companies of  the       61
Trustee                                    Seligman Group of Funds**; Trustee, The Geraldine R. Dodge Foundation,
                                           charitable foundation, and World Learning, Inc., charitable foundation.
                                           Formerly, Chairman of the Board of Trustees of St. George's School
                                           (Newport, RI).

Leroy C. Richie (61)         2000 to Date  Chairman and Chief Executive Officer, Q Standards Worldwide, Inc., library      60
Trustee                                    of technical standards; Director or Trustee of each of the investment companies of the Seligman Group of Funds** (except Seligman Cash
                                           Management Fund, Inc.); Director, Kerr-McGee Corporation, diversified energy company, and Infinity, Inc., oil and gas services and exploration;
                                           Director and Chairman, Highland Park Michigan Economic Development Corp.
                                           Formerly, Trustee, New York University Law Center Foundation; Vice
                                           Chairman, Detroit Medical Center and Detroit Economic Growth Corp.; and
                                           Chairman and Chief Executive Officer, Capital Coating Technologies, Inc.,
                                           applied coating technologies; and Vice President and General Counsel,
                                           Automotive Legal Affairs, Chrysler Corporation.

James Q. Riordan (75)        1991 to Date  Director or Trustee of each of the investment companies of the Seligman         61
Trustee                                    Group of Funds;** Director or Trustee, The Houston Exploration Company,
                                           oil exploration, and the Committee for Economic Development.  Formerly,
                                           Vice Chairman, Mobil Corporation, petroleum and petrochemicals;
                                           Co-Chairman of the Policy Council of the Tax Foundation; Director and
                                           President, Bekaert Corporation, high-grade steel cord, wire and fencing products; and a Director or Trustee of  Tesoro Petroleum Companies, Inc.,
                                           Dow Jones & Company, Inc.,  business and financial news, KeySpan
                                           Corporation, diversified energy and electric company, The Brooklyn Museum and the Public Broadcasting Service (PBS).

Robert L. Shafer (70)        1984 to Date  Retired Vice President, Pfizer Inc., pharmaceuticals; Director or Trustee       61
Trustee                                    of each of the investment companies of the Seligman Group of Funds**.
                                           Formerly, Director, USLIFE Corporation, life insurance.

James N. Whitson (67)        1993 to Date  Retired Executive Vice President and Chief Operating Officer, Sammons           61
Trustee                                    Enterprises, Inc., a diversified holding company; Director or Trustee of each of the investment companies of the Seligman Group of Funds;**
                                           Director and Consultant, Sammons Enterprises, Inc.; and Director, C-SPAN,
                                           cable television networks, and CommScope, Inc., manufacturer of coaxial cable.
--------------------------------------------------------------------------------------------------------------------------------
                                           INTERESTED TRUSTEES AND PRINCIPAL OFFICERS
--------------------------------------------------------------------------------------------------------------------------------
Paul C. Guidone*** (45)      2002 to Date  Managing Director and Chief Investment Officer, J. & W. Seligman & Co.          60
Trustee                                    Incorporated, Director or Trustee of each of the investment companies of the Seligman Group of Funds**, with the exception of Seligman Cash
                                           Management Fund, Inc.; Member of the Association of  Investment Management
                                           and Research, the New York Society of Security Analysts and the London
                                           Society of Investment Professionals.  Formerly Deputy Chairman and Group
                                           Chief Executive Officer of HSBC Asset Management and, prior to that,
                                           Managing Director and Chief Investment Officer of Prudential Diversified
                                           Investments.

                              Term of                                                                                   Number of
                               Office                                                                                  Portfolios
                                and                                                                                      in Fund
                              Length of                                                                                  Complex
Name, (Age), Position(s)        Time              Principal Occupation(s) During Past 5 Years, Trusteeships            Overseen by
       With Fund               Served*                              and Other Information                                Trustee
       ---------               -------                              ---------------------                                -------
William C. Morris*** (64)    1988 to Date  Chairman, J. & W. Seligman & Co. Incorporated, Chairman of the Board and        61
Trustee and Chairman of the                Director or Trustee of each of the investment companies of the Seligman
Board                                      Group of Funds**; Chairman, Seligman Advisors, Inc., Seligman Services,
                                           Inc., broker-dealer, and Chairman, Carbo Ceramics Inc., manufacturer of ceramic proppants for oil and gas industry; and Director, Seligman Data
                                           Corp. and Kerr-McGee Corporation, a diversified energy company.  Formerly,
                                           Chief Executive Officer, of each of the investment companies of the
                                           Seligman Group of Funds.

Brian T. Zino*** (50)         Dir.: 1993   Director and President, J. & W. Seligman & Co. Incorporated; Director or        61
Trustee, President and Chief   to Date     Trustee, President and Chief Executive Officer of each of the investment
Executive Officer            Pres.: 1995   companies of the Seligman Group of Funds**; Director, Seligman Advisors,
                               to Date     Inc. and Seligman Services, Inc.; Chairman, Seligman Data Corp.; Member of
                              CEO.: Nov.   the Board of Governors of the Investment Company Institute; and Vice
                             2002 to Date  Chairman, ICI Mutual Insurance Company.

Thomas Moles (60)            1984 to Date  Director and Managing Director, J. & W. Seligman & Co. Incorporated; Vice      N/A
Vice President and                         President and Portfolio Manager, Seligman Municipal Fund Series, Inc.,
Portfolio Manager                          Seligman New Jersey Municipal Fund, Inc. and Seligman Pennsylvania
                                           Municipal Fund Series; Executive Vice President and Portfolio Manager,
                                           Seligman Quality Municipal Fund, Inc. and Seligman Select Municipal Fund,
                                           Inc., closed-end investment companies; and Director, Seligman Advisors,
                                           Inc. and Seligman Services, Inc.  Formerly, President, Seligman Quality
                                           Municipal Fund, Inc. and Seligman Select Municipal Fund, Inc.

Thomas Rose (45)             2000 to Date  Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated,           N/A
Vice President                             Seligman Advisors, Inc. and Seligman Data Corp.; Vice President of each of the investment companies of the Seligman Group of Funds** and of Seligman
                                           Services, Inc. and Seligman International, Inc.  Formerly, Treasurer of
                                           each of the investment companies of the Seligman Group of Funds and of
                                           Seligman Data Corp.

Lawrence P. Vogel (46)        V.P.: 1992   Senior Vice President and Treasurer, Investment Companies, J. & W.             N/A
Vice President and             to Date     Seligman & Co. Incorporated; Vice President and Treasurer of each of the
Treasurer                      Treas.:     investment companies of the Seligman Group of Funds** and of Seligman Data
                             2000 to Date  Corp.  Formerly, Senior Vice President, Finance, J. & W. Seligman & Co.
                                           Incorporated, Seligman Advisors, Inc., Seligman International, Inc. and
                                           Seligman Data Corp.; Vice President, Seligman Services, Inc.; and
                                           Treasurer, Seligman International, Inc. and Seligman Henderson Co.

Frank J. Nasta (38)          1994 to Date  Managing Director, General Counsel and Corporate Secretary, J. & W.            N/A
Secretary                                  Seligman & Co. Incorporated; Secretary, of each of the investment companies of the Seligman Group of Funds**; and Corporate Secretary, Seligman
                                           Advisors, Inc., Seligman Services, Inc., Seligman International, Inc. and
                                           Seligman Data Corp.  Formerly, Corporate Secretary, Seligman Henderson Co.
                                           and Senior Vice President, Law and Regulation Department, J. & W. Seligman
                                           & Co., Incorporated.

-------
* Each Trustee serves for an indefinite term, until the election and qualification of his successor or until his earlier death, resignation or removal. Each officer is elected annually by the Board.

** The Seligman Group of Funds consists of twenty-three registered investment companies.

*** Mr. Guidone, Mr. Morris and Mr. Zino are considered "interested persons" of the Fund, as defined in the 1940 Act, by virtue of their positions with
      J. & W. Seligman & Co. Incorporated and its affiliates.

Mr. Whitson is a director and executive committee member of a private company that indirectly controls a broker-dealer and has an option to acquire control of another broker-dealer in 2007. Both broker-dealers distribute the Fund's shares.

The standing committees of the Board include the Board Operations Committee, Audit Committee and Director Nominating Committee. These Committees are comprised solely of Trustees who are not "interested" persons of the Fund as that term is defined in the 1940 Act. The duties of these Committees are described below.

Board Operations Committee. This Committee has authority generally to direct the operations of the Board, including the nomination of members of other Board Committees and the selection of legal counsel for the Corporation. The Committee met four times during the year ended September 30, 2002. Members of the Committee are Messrs. McPherson (Chairman), Galvin, Merow, Richie, Riordan, Shafer and Whitson, and Dr. Ilchman and Ms. Michel.

Audit Committee. This Committee recommends the independent public accountants for selection as auditors by the Board annually. In addition, the Committee assists the Board in its oversight of the Fund's financial reporting process and operates pursuant to a written charter. The Committee met three times during the year ended September 30, 2002. Members of the Committee are Messrs. Whitson (Chairman), Galvin, Merow, and Richie, and Ms. Michel.

Director Nominating Committee. This Committee selects and nominates persons for election as Trustees by the Board. In addition, if a shareholder meeting is held where Trustees are to be elected, the Committee will select and nominate persons for election as Trustees at such shareholder meeting. The Committee will consider suggestions from shareholders submitted in writing to the Secretary of the Fund. The Committee met twice during the year ended September 30, 2002. Members of the Committee are Messrs. Shafer (Chairman), McPherson and Riordan, and Dr. Ilchman.

Beneficial Ownership of Shares

As of September 30, 2002, the Trustees beneficially owned shares in the Funds and the Seligman Group of Funds as follows:

                                                                           Aggregate Dollar Range of Shares
                                      Dollar Range of Fund Shares Owned   Owned by Trustee in the Seligman
    Name                                         By Trustee                        Group of Funds
-------------------------------------------------------------------------------------------------------------
                                            INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------
John R. Galvin                                       None                         $10,001 - $50,000
Alice S. Ilchman                                     None                           Over $100,000
Frank A. McPherson                                   None                           Over $100,000
John E. Merow                                        None                           Over $100,000
Betsy S. Michel                                      None                           Over $100,000
Leroy C. Richie                                      None                          $10,001-$50,000
James Q. Riordan                               $10,001-$50,000                      Over $100,000
Robert L. Shafer                                     None                           Over $100,000
James N. Whitson                                     None                           Over $100,000
-------------------------------------------------------------------------------------------------------------
                                            INTERESTED TRUSTEES
-------------------------------------------------------------------------------------------------------------
Paul C. Guidone                                      None                         $50,001 - $100,000
William C. Morris                                    None                           Over $100,000
Brian T. Zino                                        None                           Over $100,000

Compensation

                                                         Pension or             Total Compensation
                                      Aggregate       Retirement Benefits          from Fund and
        Name and                    Compensation      Accrued as Part of         Fund Complex Paid
   Position with Fund               from Fund (1)       Fund Expenses           to Trustees (1)(2)
   ------------------               -------------       -------------           ------------------
John R. Galvin, Trustee                  $701                 N/A                    $105,000
Alice S. Ilchman, Trustee                 621                 N/A                      96,000
Frank A. McPherson, Trustee               647                 N/A                      99,000
John E. Merow, Trustee                    701                 N/A                     105,000
Betsy S. Michel, Trustee                  702                 N/A                     105,000
James C. Pitney, Trustee(3)               350                 N/A                      55,500
Leroy C. Richie, Trustee                  977                 N/A                     105,000
James Q. Riordan, Trustee                 647                 N/A                      99,000
Robert L. Shafer, Trustee                 647                 N/A                      96,000
James N. Whitson, Trustee                 702(4)              N/A                     105,000(4)

--------
(1)   For the Fund's fiscal year ended September 30, 2002.

(2)   The Seligman Group of Funds consists of twenty-three investment companies.

(3)   Mr. Pitney retired from the Board of Trustees effective May 16, 2002.

(4)   Deferred.

No compensation is paid by the Fund to Trustees or officers of the Fund who are employees of Seligman.

The Series has adopted a deferred compensation plan under which outside trustees may elect to defer receiving their fees. A trustee who has elected deferral of his or her fees may choose a rate of return equal to either (1) the interest rate on short-term Treasury Bills, or (2) the rate of return on the shares of certain of the investment companies advised by J. & W. Seligman & Co. Incorporated (Seligman), as designated by the trustee. The cost of such fees and earnings is included in trustees' fees and expenses, and the accumulated balance thereof is included in other liabilities in the Fund's financial statements.

The total amount of deferred compensation (including earnings) payable in respect of the Fund to Mr. Whitson as of September 30, 2002 was $3,832.

Mr. Merow no longer defers current compensation; however, he has accrued deferred compensation in the amount of $2,822, as of September 30, 2002.

The Fund may, but is not obligated to, purchase shares of the other funds in the Seligman Group of Funds to hedge its obligations in connection with the deferred compensation plan.

Code of Ethics

Seligman, Seligman Advisors, Inc. (Seligman Advisors), their subsidiaries and affiliates, and the Seligman Group of Funds have adopted a Code of Ethics that sets forth the circumstances under which officers, directors or trustees and employees (collectively, Employees) are permitted to engage in personal securities transactions. The Code of Ethics proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by Seligman's Director of Compliance, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Code of Ethics. The Code of Ethics prohibits Employees (including all investment team members) from purchasing or selling any security or an equivalent security that is being purchased or sold by any client, or where the Employee intends, or knows of another person's intention, to purchase or sell the security on behalf of a client. The Code also prohibits all Employees from acquiring securities in a private placement or in an initial or secondary public offering unless an exemption has been obtained from Seligman's Director of Compliance.

The Code of Ethics prohibits (1) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days either before or after the purchase or sale of the security by a client's account (including investment company accounts) that the portfolio manager or investment team manages; (2) each Employee from profiting from short-term trading (a profitable purchase and sale or vice-versa within 60 days); and (3) each member of an investment team from profiting from short sales of a security if, at that time, any client managed by that team has a long position in that security. Any profit realized pursuant to any of these prohibitions must be disgorged to a charitable organization.

Employees are required, except under very limited circumstances, to engage in personal securities transactions through Seligman's order desk or through an authorized dealer or financial advisor designated by Seligman. All Employee personal securities transactions must be pre-cleared by Seligman's compliance department. The compliance department and the order desk maintain a list of securities that may not be purchased due to a possible conflict with clients. All Employees are also required to disclose all securities beneficially owned by them upon commencement of employment and at the end of each calendar year.

A copy of the Code of Ethics is on public file with, and is available upon request from, the SEC. You can access it through the SEC's Internet site, http://www.sec.gov.

               Control Persons and Principal Holders of Securities

Control Persons

As of January 6, 2003, there was no person or persons who controlled the Fund, either through a significant ownership of Fund shares or by any other means of control.

Principal Holders

As of January 6, 2003, the following principal holders owned of record 5% or more of the shares of the then outstanding shares of beneficial interest of a Class of shares of the Fund:

                                                                 Percentage
                                                                  of Total
Name and Address                                        Class    Shares Held
----------------                                        -----    -----------
MLPF&S for the Sole Benefit of its Customers, Attn:       A         15.24%
Fund Administration, 4800 Dear Lake Drive East,
Jacksonville, FL  32246

Salomon Smith Barney Inc, FBO Customer Accounts, 333      A         11.45%
West 34th Street, New York NY  10001

PaineWebber FBO MaryAnn Jones Trust, 11 Collington        C          9.37%
Court, Palm Coast, FL  32137-8922

PaineWebber FBO Margaret Segalas, 10625 Wittington        C          7.61%
Avenue, Vero Beach, FL  32963-4734

PaineWebber FBO Hercules and Margaret Segalas JTWROS,     C          6.86%
10625 Wittington Avenue, Vero Beach, FL  32963-4734

Raymond James & Associates Inc, BFO Roehl Trust, 880      C          5.81%
Carillon Pkwy, St. Petersburg, FL  33196-1626

PaineWebber FBO Hercules Segalas, 10625 Wittington        C          5.30%
Avenue, Vero Beach, FL  32963-4734

MLPF&S for the Sole Benefit of its Customers, Attn:       D         61.32%
Fund Administration, 4800 Dear Lake Drive East,
Jacksonville, FL  32246

Dwight Byers Trust, 2701 60th Way North, St.              D          9.47%
Petersburg, FL  33710-3349

Management Ownership

As of January 6, 2003, Trustees and officers of the Fund as a group owned less than 1% of Class A shares of the then outstanding shares of beneficial interest of the Fund. As of the same period, no Trustees and officers owned any Class C or Class D shares of the then outstanding shares of beneficial interest of the Fund.

                     Investment Advisory and Other Services

Investment Manager

Subject to the control of the Series' Board of Trustees, Seligman manages the investment of the assets of the Fund and administers the Series' business and other affairs pursuant to a management agreement approved by the Board of Trustees and the initial shareholders of the Fund (Management Agreement). Seligman also serves as investment manager to twenty-two other US registered investment companies which, together with the Series, make up the "Seligman Group of Funds." There are no other management-related service contracts under which services are provided to the Fund. No person or persons, other than the directors, officers or employees of Seligman and the Series, regularly advise the Series or the Fund with respect to its investments.

Seligman is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions, and corporations. Mr. William C. Morris, Chairman of Seligman and Chairman of the Board of Trustees and Chairman of the Fund, owns a majority of the outstanding voting securities of Seligman and a controlling person of Seligman. See Appendix C to this SAI for further history of Seligman.

All of the officers of the Fund listed above are officers or employees of Seligman. Their affiliations with the Fund and with Seligman are provided under their principal business occupations.

The Fund pays Seligman a management fee for its services, calculated daily and payable monthly. The management fee is equal to 0.50% per annum of the Fund's average daily net assets. Seligman voluntarily agreed to waive a portion of its management fee for the year ended September 30, 2002 for the Fund to limit the per annum fee to 0.40%. For the fiscal years ended September 30, 2002, 2001 and 2000, the Fund paid Seligman management fees in the amount of $203,798, $198,747 and $188,618, respectively. Seligman waived or reimbursed expenses of the Fund amounting to $61,139, $150,154 and $138,929, respectively, for the fiscal years ended September 30, 2002, 2001 and 2000.

The Fund pays all of its expenses other than those assumed by Seligman, including shareholder services and distribution fees, fees and expenses of independent attorneys and auditors, taxes and governmental fees, including fees and expenses of qualifying the Funds and their shares under federal and state securities laws, cost of stock certificates and expenses of repurchase or redemption of shares, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of shareholders' meetings, expenses of corporate data processing and related services, shareholder record keeping and shareholder account services, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of the Trustees of the Fund not employed by or serving as a Director of Seligman or its affiliates, insurance premiums and extraordinary expenses such as litigation expenses. These expenses are allocated among the Funds in a manner determined by the Board of Trustees to be fair and equitable.

The Management Agreement also provides that Seligman will not be liable to the Fund for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing its duties under the Management Agreement, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Management Agreement.

The Fund's Management Agreement was approved by the Board of Trustees at a meeting held on June 21, 1990 and was approved by the Florida shareholders at a Special Meeting of the Fund held on December 7, 1990. The Agreement will continue in effect until December 31 of each year if (1) such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Trustees or of the outstanding voting securities of the Fund and by a vote of a majority of the Trustees who are not parties to the Management Agreement or interested persons of any such party) and (2) Seligman shall not have notified the Fund at least 60 days prior to December 31 of any year that it does not desire such continuance. The Agreement may be terminated by the Fund, without penalty, on 60 days' written notice to Seligman and will terminate automatically in the event of its assignment. The Fund has agreed to change its name upon termination of its Management Agreement if continued use of the name would cause confusion in the context of Seligman's business.

At the November 21, 2002 Board of Trustees meeting, the Board unanimously approved the continuance of the Management Agreement. In preparation for these meetings, the Board requested and reviewed a wide variety of materials from Seligman, including extensive performance and expense information for other investment companies compiled by third parties, and the Independent Trustees conferred with their counsel at the meeting prior to voting. In their determinations with respect to continuance of the Management Agreement, the Board considered many factors, including, but not limited to: (1) the investment results achieved by Seligman for the Fund (including investment performance comparisons with other comparable investment companies and certain indices); (2) the nature and quality of the administrative services rendered by Seligman; (3) the payments received by Seligman and its affiliates from all sources involving both the Fund and the other investment companies in the Seligman Group of Funds;
(4) the costs borne by, and profitability of, Seligman and its affiliates in providing service of all types to the Fund and to the other investment companies in the Seligman Group and a comparison of the overall profitability of Seligman to the profitability of certain other investment advisers; (5) information concerning the Fund's expense ratio and competitive industry fee structures and expense ratios, including, specifically, the relationship of the Fund's management fee rates to those typically paid by similar funds; (6) Seligman's policies and practices regarding allocation of portfolio transactions, including the use of brokers or dealers that provided research and other services to Seligman and the benefits derived from such services to the Fund and to Seligman; (7) portfolio turnover for the Fund and other comparable investment companies; (8) Seligman's willingness to consider and, when desirable, implement organizational and operational changes designed to improve investment results; and (9) the fall-out benefits which Seligman and its affiliates receive from Seligman's relationship to the Fund. In its deliberations, the Board did not identify any particular information that was all-important or controlling. Rather, the Board evaluated all information available to it and determined that the compensation paid to Seligman under the Management Agreement was fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board (and each Trustee) considered relevant in the exercise of its (or such Trustees') reasonable judgment.

Certain of the factors addressed by the Board in reaching its determination are discussed in more detail below.

Portfolio Performance. The Board of Trustees considered the performance of the Fund as compared to the performance of other comparable mutual funds and as compared to appropriate securities indices. Trustees also considered the nature and quality of the investment advice rendered by Seligman. In addition to the information received by the Trustees in connection with the November 21, 2002 Board of Trustees meeting, the Board receives detailed information related to performance of the Fund at each Board meeting during the year.

Expenses of the Fund. The Board also considered the management fee rate paid by the Fund to Seligman and the other expenses of the Fund, in comparison to both the quality of services provided and the fees and expenses of funds with similar characteristics.

Costs of Providing Service and Profitability. The Trustees reviewed information concerning profitability of Seligman's investment advisory and investment company activities and its financial condition based on results for 2001 and 2002 (through September 30) and estimates for full-year 2002. The information considered by the Board of Trustees included operating profit margin information for Seligman's investment company business alone (i.e., excluding results of its affiliates) and on a consolidated basis. The Board of Trustees also reviewed profitability data and estimated profitability data for each of the investment companies of the Seligman Group of Funds on a fund-by-fund basis. The Board of Trustees reviewed certain assumptions and methods of allocation used by Seligman in preparing fund-specific profitability data. While Seligman believes that the methods of allocation used were reasonable, there are limitations inherent in allocating costs to multiple individual advisory products served by an organization such as Seligman's where each of the advisory products draws on, and benefits from, the pooled research of the organization.

Fall-Out Benefits. The Trustees considered the services provided to the Fund and its shareholders by Seligman Services, Inc. (Seligman Services), an affiliate of Seligman, and the 12b-1 fees the Fund pays to Seligman Services in respect of shares of the Fund held in accounts for which there would not otherwise be a broker of record.

Principal Underwriter

Seligman Advisors, an affiliate of Seligman, 100 Park Avenue, New York, New York 10017, acts as general distributor of the shares of the Fund and of each of the other mutual funds in the Seligman Group. Seligman Advisors is an "affiliated person" (as defined in the 1940 Act) of Seligman, which is itself an affiliated person of the Fund. Those individuals identified above under "Management Information" as trustees or officers of both the Fund and Seligman Advisors are affiliated persons of both entities.

Services Provided by the Investment Manager

Under the Management Agreement, dated June 21, 1990, subject to the control of the Board of Trustees, Seligman manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objectives and policies, and administers their business and other affairs. Seligman provides the Fund with such office space, administrative and other services and executive and other personnel as are necessary for Fund operations. Seligman pays all of the compensation of trustees of the Fund who are employees or consultants of Seligman and of the officers and employees of the Fund. Seligman also provides senior management for Seligman Data Corp., the Fund's shareholder service agent.

Service Agreements

There are no other management-related service contracts under which services are provided to the Fund.

Other Investment Advice

No person or persons, other than directors, officers, or employees of Seligman, regularly advise the Fund with respect to its investments.

Dealer Reallowances

Dealers and financial advisors receive a percentage of the initial sales charge on sales of Class A shares and Class C shares of the Fund, as set forth below:

Class A shares:

                                                                                   Regular Dealer
                                     Sales Charge          Sales Charge              Reallowance
                                      As a % of            as a % of Net              as a % of
Amount of Purchase                Offering Price(1)       Amount Invested          Offering Price
------------------                -----------------       ---------------          --------------
Less than $50,000                       4.75%                  4.99%                      4.25%
$50,000  -  $99,999                     4.00                   4.17                       3.50
$100,000  -  $249,999                   3.50                   3.63                       3.00
$250,000  -  $499,999                   2.50                   2.56                       2.25
$500,000  -  $999,999                   2.00                   2.04                       1.75
$1,000,000  and over                       0                      0                          0

(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

Class C shares:

                                                                                   Regular Dealer
                                     Sales Charge          Sales Charge              Reallowance
                                      As a % of            as a % of Net              as a % of
Amount of Purchase                Offering Price(1)       Amount Invested          Offering Price
------------------                -----------------       ---------------          --------------
Less than $100,000                      1.00%                  1.01%                      1.00%
$100,000  -  $249,000                   0.50                   0.50                       0.50
$250,000  -  $1,000,000                    0                      0                          0


(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

Seligman Services, an affiliate of Seligman, is a limited purpose broker/dealer. Seligman Services is eligible to receive commissions from certain sales of Fund shares. For the fiscal years ended September 30, 2002, 2001 and 2000, Seligman Services received commissions of $540, $196 and $210, respectively.

Rule 12b-1 Plan

The Series has adopted an Administration, Shareholder Services and Distribution Plan (12b-1 Plan) in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.

Under the 12b-1 Plan, the Fund may pay to Seligman Advisors an administration, shareholder services and distribution fee in respect of Class A, Class C, and Class D shares. Payments under the 12b-1 Plan may include, but are not limited to: (1) compensation to securities dealers and other organizations (Service Organizations) for providing distribution assistance with respect to assets invested in the Fund; (2) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Fund shareholders; and (3) otherwise promoting the sale of shares of the Fund, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and defraying Seligman Advisors' costs incurred in connection with its marketing efforts with respect to shares of the Fund. Seligman, in its sole discretion, may also make similar payments to Seligman Advisors from its own resources, which may include the management fee that Seligman receives from the Fund. Payments made by the Fund under the 12b-1 Plan are intended to be used to encourage sales of the Fund, as well as to discourage redemptions.

Fees paid by the Fund under the 12b-1 Plan with respect to any class of shares may not be used to pay expenses incurred solely in respect of any other class or any other Seligman fund. Expenses attributable to more than one class of the Fund are allocated between the classes in accordance with a methodology approved by the Fund's Board of Trustees. The Fund may participate in joint distribution activities with other Seligman funds, and the expenses of such activities will be allocated among the applicable funds based on relative sales, in accordance with a methodology approved by the Board.

Class A

Under the 12b-1 Plan, the Fund, with respect to Class A shares, is authorized to pay monthly to Seligman Advisors a service fee at an annual rate of up to 0.25% of the average daily net asset value of the Class A shares. This fee is used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of Class A shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The fee payable to Service Organizations from time to time shall, within such limits, be determined by the Trustees of the Fund. The Fund is not obligated to pay Seligman Advisors for any such costs it incurs in excess of the fee described above. No expense incurred in one fiscal year by Seligman Advisors with respect to Class A shares of the Fund may be paid from Class A 12b-1 fees received from the Fund in any other fiscal year. If the Fund's 12b-1 Plan is terminated in respect of Class A shares, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class A shares. The total amount paid by the Fund to Seligman Advisors in respect of Class A shares for the fiscal year ended September 30, 2002 was $91,996, equivalent to 0.25% of the Class A shares' average daily net assets.

Class C

Under the 12b-1 Plan, the Fund, with respect to Class C shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class C shares. This fee is used by Seligman Advisors as follows: During the first year following the sale of Class C shares, a distribution fee of 0.75% of the average daily net assets attributable to Class C shares is used, along with any CDSC proceeds during the first eighteen months, to (1) reimburse Seligman Advisors for its payment at the time of sale of Class C shares of a 1.25% sales commission to Service Organizations, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class C shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class C shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class C shares of a service fee of 0.25% of the net asset value of the Class C shares sold (for shareholder services to be provided to Class C shareholders over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class C shares, the entire 12b-1 fee attributable to such Class C shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Fund. The total amount paid by the Fund to Seligman Advisors in respect of Class C shares for the fiscal year ended September 30, 2002 was $27,657, equivalent to 1% per annum of the Class C shares' average daily net assets.

The amounts expended by Seligman Advisors in any one year with respect to Class C shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund's 12b-1 Plan permits expenses incurred by Seligman

Advisors in respect of Class C shares in one fiscal year to be paid from Class C 12b-1 fees in any other fiscal year; however, in any fiscal year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above.

As of September 30, 2002, Seligman Advisors incurred $52,976 of expenses in respect of the Fund's Class C shares that were not reimbursed from amounts received from the Fund's 12b-1 Plan. This amount is equal to 1.38% of net assets of Class C shares at September 30, 2002.

If the 12b-1 Plan is terminated in respect of Class C shares of the Fund, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class C shares.

Class D

Under the 12b-1 Plan, the Fund, with respect to Class D shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class D shares. This fee is used by Seligman Advisors as follows: During the first year following the sale of Class D shares, a distribution fee of 0.75% of the average daily net assets attributable to such Class D shares is used, along with any CDSC proceeds, to
(1) reimburse Seligman Advisors for its payment at the time of sale of Class D shares of a 0.75% sales commission to Service Organizations, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class D shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class D shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class D shares of a service fee of 0.25% of the net asset value of the Class D shares sold (for shareholder services to be provided to Class D shareholders over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class D shares, the entire 12b-1 fee attributable to such Class D shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Fund. The total amount paid by the Fund to Seligman Advisors in respect of Class D shares for the fiscal year ended September 30, 2002 was $17,771, equivalent to 1% per annum of the Class D shares' average daily net assets.

The amounts expended by Seligman Advisors in any one year with respect to Class D shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class D shares in one fiscal year to be paid from Class D 12b-1 fees received from the Fund in any other fiscal year; however, in any fiscal year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above.

If the 12b-1 Plan is terminated in respect of Class D shares of the Fund, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class D shares.

As of September 30, 2002 Seligman Advisors incurred $53,640 of expenses in respect of the Fund's Class D shares that were not reimbursed from amounts received from the Fund's 12b-1 Plan. This amount is equal to 2.82% of the net assets of Class D shares at September 30, 2002.

Payments made by the Fund under the 12b-1 Plan for the fiscal year ended September 30, 2002, were spent on the following activities in the following amounts:

                                       Class A      Class C        Class D
                                       -------      -------        -------

Compensation to underwriters           $   -0-      $13,510        $ 1,444
Compensation to broker/dealers          91,996       14,147         16,327

The 12b-1 Plan was approved on June 21, 1990 by the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan (Qualified Trustees) and was approved by shareholders of the Fund on December 7, 1990. Amendments to the Plan were approved in respect of the Class D shares on November 18, 1993 by the Trustees, including a majority of the Qualified Trustees, and became effective with respect to the Class D shares on February 1, 1994. The 12b-1 Plan was approved in respect of Class C shares on May 20, 1999 by the Trustees, including a majority of the Qualified Trustees, and became effective in respect of the Class C shares on June 1, 1999. The 12b-1 Plan will continue in effect until December 31 of each year so long as such continuance is approved annually by a majority vote of both the Trustees and the Qualified Trustees, cast in person at a meeting called for the purpose of voting on such approval. The 12b-1 Plan may not be amended to increase materially the amounts payable under the terms of the 12b-1 Plan without the approval of a majority of the outstanding voting securities of the Fund and no material amendment to the 12b-1 Plan may be made except with the approval of a majority of both the Trustees and the Qualified Trustees in accordance with the applicable provisions of the 1940 Act and the rules thereunder.

The 12b-1 Plan requires that the Treasurer of the Fund shall provide to the Trustees, and the Trustees shall review at least quarterly, a written report of the amounts expended (and purposes therefor) made under the 12b-1 Plan. Rule 12b-1 also requires that the selection and nomination of Trustees who are not "interested persons" of the Fund be made by such disinterested Trustees.

Seligman Services acts as a broker/dealer of record for shareholder accounts that do not have a designated financial advisor and receives compensation pursuant to the Fund's 12b-1 Plan for providing personal services and account maintenance to such accounts and other distribution services. For the fiscal years ended September 30, 2002, 2001 and 2000, Seligman Services received distribution and service fees of $4,189, $3,549 and $3,630, respectively, pursuant to the Fund's 12b-1 Plan.

Other Service Providers

Seligman Data Corp., which is owned by certain other investment companies in the Seligman Group, is the shareholder servicing agent and dividend paying agent for the Fund. SDC charges the Fund at cost for its services. Certain officers and trustees of the Fund are also officers and directors of SDC.

                    Brokerage Allocation and Other Practices

Brokerage Transactions

For the fiscal years ended September 30, 2002, 2001 and 2000, no brokerage commissions were paid by the Fund. When two or more of the investment companies in the Seligman Group or other investment advisory clients of Seligman desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by Seligman in a manner believed to be equitable to each. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.

In over-the-counter markets, the Fund deals with responsible primary market makers unless a more favorable execution or price is believed to be obtainable. The Fund may buy securities from or sell securities to dealers acting as principal, except dealers with which its directors and/or officers are affiliated.

Commissions

For the fiscal years ended September 30, 2002, 2001 and 2000, the Fund did not execute any portfolio transactions with, and therefore did not pay any commissions to, any broker affiliated with either the Fund, Seligman, or Seligman Advisors.

Directed Brokerage

Not Applicable.

Regular Broker-Dealers

During the Fund's fiscal year ended September 30, 2002, the Fund did not acquire securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or of their parents.

               Shares of Beneficial Interest and Other Securities

Shares of Beneficial Interest

The Series is authorized to issue an unlimited number of full and fractional shares of beneficial interest, par value $.001, in separate series. To date, four series have been authorized, the Fund being one of them. The Fund has three classes, designated Class A shares of beneficial interest, Class C shares of beneficial interest, and Class D shares of beneficial interest. Each share of the Fund's Class A, Class C, and Class D beneficial interest is equal as to earnings, assets, and voting privileges, except that each class bears its own separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or applicable state law. The Series has adopted a Plan (Multiclass Plan) pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sale of multiple classes of shares of beneficial interest. In accordance with the Declaration of Trust, the Board of Trustees may authorize the creation of additional classes of beneficial interest with such characteristics as are permitted by the Multiclass Plan and Rule 18f-3. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. All shares have noncumulative voting rights for the election of trustees. Each outstanding share is fully paid and non-assessable, and each is freely transferable. There are no liquidation, conversion, or preemptive rights.

Other Securities

The Series has no authorized securities other than its shares of beneficial interest.

                   Purchase, Redemption, and Pricing of Shares

Purchase of Shares

Class A

Purchase Price. Class A shares may be purchased at a price equal to the next determined net asset value per share, plus an initial sales charge.

Employee and Family Member Sales Charge Reductions. Class A shares of the Fund may be issued without a sales charge to present and former directors, trustees, officers, employees (and their family members) of the Fund, the other investment companies in the Seligman Group, and Seligman and its affiliates. Family members are defined to include lineal descendants and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales may also be made to employee benefit plans and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by Seligman or any affiliate. The sales may be made for investment purposes only, and shares may be resold only to the Fund. Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales-related expenses as compared with sales to the general public.

Purchases of Class A shares by a "single person" (as defined below under "Persons Entitled to Reductions") may be eligible for the following reductions in initial sales charges:

Volume Discounts are provided if the total amount being invested in Class A shares of the Fund alone, or in any combination with Class A shares of the other mutual funds in the Seligman Group which are sold with an initial sales charge, reaches levels indicated in the sales charge schedule set forth in the Prospectus.

The Right of Accumulation allows an investor to combine the amount being invested in Class A shares of the Fund and Class A shares of the other Seligman mutual funds sold with an initial sales charge with the total net asset value of Class A shares of those mutual funds already owned that were sold with an initial sales charge and the total net asset value of Class A shares of Seligman Cash Management Fund which were acquired through an exchange of Class A shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase to determine reduced sales charges in accordance with the schedule in the Prospectus. The value of the Class A shares owned, including the value of Class A shares of Seligman Cash Management Fund acquired in an exchange of Class A shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase will be taken into account in orders placed through an authorized dealer or financial advisor or directly with Seligman Advisors; however, this applies only if Seligman Advisors is notified by an investor or an authorized dealer or financial advisor of the amount owned by the investor at the time the purchase is made and is furnished sufficient information to permit confirmation.

A Letter of Intent allows an investor to purchase Class A shares over a 13-month period at reduced initial sales charges in accordance with the schedule in the Prospectus, based on the total amount of Class A shares of the Fund that the letter states the investor intends to purchase plus the total net asset value of Class A shares that were sold with an initial sales charge of the other Seligman mutual funds already owned and the total net asset value of Class A shares of Seligman Cash Management Fund which were acquired through an exchange of Class A shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase. Reduced sales charges also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of a letter of intent.

Persons Entitled To Reductions. Reductions in initial sales charges apply to purchases of Class A shares by a "single person," including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended, organizations tax exempt under Section 501(c)(3) or (13) of the Internal Revenue Code, and non-qualified employee benefit plans that satisfy uniform criteria are considered "single persons" for this purpose. The uniform criteria are as follows:

      1. Employees must authorize the employer, if requested by a Fund, to receive in bulk and to distribute to each participant on a timely basis the Fund Prospectus, reports, and other shareholder communications.

      2. Employees participating in a plan will be expected to make regular periodic investments (at least annually). A participant who fails to make such investments may be dropped from the plan by the employer or the Fund 12 months and 30 days after the last regular investment in his account. In such event, the dropped participant would lose the discount on share purchases to which the plan might then be entitled.

      3. The employer must solicit its employees for participation in such an employee benefit plan or authorize and assist an investment dealer in making enrollment solicitations.

Eligible Employee Benefit Plans. The table of sales charges in the Prospectus applies to sales to "eligible employee benefit plans," except that the Fund may sell shares at net asset value to "eligible employee benefit plans" which have at least (1) $500,000 invested in the Seligman Group of mutual funds or (2) 50 eligible employees to whom such plan is made available. "Eligible employee benefit plan" means any plan or arrangement, whether or not tax qualified, which provides for the purchase of Fund shares. Sales are believed to require limited sales effort and sales-related expenses and therefore are made at net asset value. However, Section 403(b) Plans sponsored by public educational institutions are not eligible for net asset value purchases based on the aggregate investment made by the plan or member of eligible employees.

Sales to eligible employee benefit plans must be made in connection with a payroll deduction system or plan funding or other systems acceptable to Seligman Data Corp., the Fund's shareholder service agent. Contributions or account information for plan participation also should be transmitted to Seligman Data Corp. by methods which it accepts. Additional information about "eligible employee benefit plans" is available from financial advisors or Seligman Advisors.

Further Types of Reductions. Class A shares may also be issued without an initial sales charge in the following instances:

(1) to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net proceeds of which are invested in Fund shares;

(2) to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act;

(3) to registered representatives and employees (and their spouses and minor children) of any dealer that has a sales agreement with Seligman Advisors;

(4)   to financial institution trust departments;

(5) to registered investment advisers exercising discretionary investment authority with respect to the purchase of Fund shares;

(6) to accounts of financial institutions or authorized dealers or investment advisors that charge account management fees, provided Seligman or one of its affiliates has entered into an agreement with respect to such accounts;

(7) pursuant to sponsored arrangements with organizations which make recommendations to, or permit group solicitations of, its employees, members or participants in connection with the purchase of shares of the Fund;

(8) to other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside directors, or pursuant to a "fund of funds" arrangement;

(9)   to certain "eligible employee benefit plans" as discussed above;

(10) to those partners and employees of outside counsel to the Fund or its directors or trustees who regularly provide advice and services to the Fund, to other funds managed by Seligman, or to their directors or trustees; and

(11) in connection with sales pursuant to a 401(k) alliance program which has an agreement with Seligman Advisors.

CDSC Applicable to Class A Shares. Class A shares purchased without an initial sales charge in accordance with the sales charge schedule in the Fund's Prospectus, or pursuant to a Volume Discount, Right of Accumulation, or Letter of Intent are subject to a CDSC of 1% on redemptions of such shares within eighteen months of purchase. Employee benefit plans eligible for net asset value sales (as described below) may be subject to a CDSC of 1% for terminations at the plan level only, on redemptions of shares purchased within eighteen months prior to plan termination. Other available reductions will not be subject to a 1% CDSC. The 1% CDSC will be waived on shares that were purchased through Morgan Stanley Dean Witter & Co. by certain Chilean institutional investors (i.e. pension plans, insurance companies, and mutual funds). Upon redemption of such shares within an eighteen-month period, Morgan Stanley Dean Witter will reimburse Seligman Advisors a pro rata portion of the fee it received from Seligman Advisors at the time of sale of such shares.

See "CDSC Waivers" below for other waivers which may be applicable to Class A shares.

Class C

Class C shares may be purchased at a price equal to the next determined net asset value, plus an initial sales charge. Purchases of Class C shares by a "single person" may be eligible for the reductions in initial sales charges described above for Class A shares. Class C shares are subject to a CDSC of 1% if the shares are redeemed within eighteen months of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

Class D

Class D shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class D shares are subject to a CDSC of 1% if the shares are redeemed within one year of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

Systematic Withdrawals. Class C and Class D shareholders who reinvest both their dividends and capital gain distributions to purchase additional shares of the Fund may use the Fund's Systematic Withdrawal Plan to withdraw up to 10% and 10%, respectively, of the value of their accounts per year without the imposition of a CDSC. Account value is determined as of the date the systematic withdrawals begin.

CDSC Waivers. The CDSC on Class C shares and Class D shares (and certain Class A shares, as discussed above) will be waived or reduced in the following instances:

(1) on redemptions following the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a shareholder or beneficial owner;

(2)   in connection with (1) distributions from retirement plans qualified under
      Section 401(a) of the Internal Revenue Code when such redemptions are necessary to make distributions to plan participants (such payments include, but are not limited to, death, disability, loans, retirement, or separation of service), (2) distributions from a custodial account under
      Section 403(b)(7) of the Internal Revenue Code or an IRA due to death, disability, minimum distribution requirements after attainment of age 70 1/2 or, for accounts established prior to January 1, 1998, attainment of age 59 1/2, and (3) a tax-free return of an excess contribution to an IRA;

(3) in whole or in part, in connection with shares sold to current and retired Trustees of the Fund;

(4) in whole or in part, in connection with shares sold to any state, county, or city or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of any registered investment management company;

(5)   in whole or in part, in connection with systematic withdrawals;

(6) in connection with participation in the Merrill Lynch Small Market 401(k) Program; and

(7) on incidental redemptions to cover administrative expenses (such expenses include, but are not limited to, trustee fees, wire fees or courier fees) not to exceed $25.00 per occurrence.

If, with respect to a redemption of any Class A, Class C or Class D shares sold by a dealer, the CDSC is waived because the redemption qualifies for a waiver as set forth above, the dealer shall remit to Seligman Advisors promptly upon notice, an amount equal to the payment or a portion of the payment made by Seligman Advisors at the time of sale of such shares.

Fund Reorganizations

Class A shares and Class C shares may be issued without an initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of shares of a Fund if the Fund is combined with another Seligman mutual fund, or in connection with a similar reorganization transaction.

Payment in Securities. In addition to cash, the Fund may accept securities in payment for Fund shares sold at the applicable public offering price (net asset value and, if applicable, any sales charge), although the Fund do not presently intend to accept securities in payment for Fund shares. Generally, the Fund will only consider accepting securities (l) to increase its holdings in a portfolio security, or (2) if Seligman determines that the offered securities are a suitable investment for the Fund and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that the Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. The Fund may reject in whole or in part offers to pay for Fund shares with securities, may require partial payment in cash for applicable sales charges, and may discontinue accepting securities as payment for Fund shares at any time without notice. The Fund will not accept restricted securities in payment for shares. The Fund will value accepted securities in the manner provided for valuing portfolio securities.

Offering Price

When you buy or sell Fund shares, you do so at the Class's net asset value (NAV) next calculated after Seligman Advisors accepts your request. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares.

NAV per share of each class of the Fund is determined as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time), on each day that the NYSE is open for business. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. NAV per share for a class is computed by dividing such class's share of the value of the net assets of the Fund (i.e., the value of its assets less liabilities) by the total number of outstanding shares of such class. All expenses of the Fund, including the management fee, are accrued daily and taken into account for the purpose of determining NAV. The NAV of Class C shares and Class D shares will generally be lower than the NAV of Class A shares as a result of the higher 12b-1 fees with respect to such shares. It is expected, however, that the net asset value per share of the two classes will tend to converge immediately after the recording of dividends, which will differ by approximately the amount of the distribution and other class expenses accrual differential between the classes.

Portfolio securities in which the Fund invests are traded primarily in the over-the-counter market. Municipal securities and other short-term holdings maturing in more than 60 days are valued on the basis of quotations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. In the absence of such quotations, fair value will be determined in accordance with procedures approved by the Trustees. Short-term holdings having remaining maturities of 60 days or less are generally valued at amortized cost.

Generally, trading in certain securities such as municipal securities, corporate bonds, US Government securities, and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in determining the net asset value of a Fund's shares are computed as of such times.

Specimen Price Make-Up

Under the current distribution arrangements between the Fund and Seligman Advisors, Class A shares and Class C shares are sold with a maximum initial sales charge of 4.75% and 1.00%(1), respectively, and Class D shares are sold at NAV(2). Using each Class's NAV at September 30, 2002, the maximum offering price of the Fund's shares is as follows:

Class A
-------
     Net asset value per share......................................     $8.08
     Maximum sales charge (4.75% of offering price).................      0.40
                                                                         -----
     Offering price to public.......................................     $8.48
                                                                         =====

Class C
-------
     Net asset value per share......................................     $8.10
     Maximum sales charge (1.00% of offering price(1))..............      0.08
                                                                         -----
     Offering price to public.......................................     $8.18
                                                                         =====

Class D
-------
     Net asset value and offering price per share(2) ...............     $8.10
                                                                         =====

-----------
(1) In addition to the front-end sales charge of 1.00%, Class C shares are subject to a 1% CDSC if you redeem your shares within 18 months of purchase.

(2) Class D shares are subject to a 1% CDSC if you redeem your shares within one year of purchase.

Redemption in Kind

The procedures for selling Fund shares under ordinary circumstances are set forth in the Prospectus. In unusual circumstances, payment may be postponed, or the right of redemption postponed for more than seven days, if: (i) the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on, the NYSE; (ii) during periods of emergency which make the disposal by the Fund of its shares impracticable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or
(iii) such other periods as ordered by the SEC for the protection of the Fund's shareholders. Under these circumstances, redemption proceeds may be made in securities. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities to cash.

                              Taxation of the Fund

The Fund is treated as a separate corporation for federal income tax purposes. As a result, determinations of net investment income, exempt-interest dividends and net long-term and short-term capital gain and loss will be made separately for the Fund.

The Fund is qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. For each year so qualified, the Fund will not be subject to federal income taxes on its net investment income and capital gains, if any, realized during any taxable year, which it distributes to its shareholders, provided that at least 90% of its net investment income and net short-term capital gains are distributed to shareholders each year.

Qualification as a regulated investment company under the Internal Revenue Code requires among other things, that (1) at least 90% of the annual gross income of the Fund be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies; (2) and the Fund diversify its holdings so that, at the end of each quarter of the taxable year,
(i) at least 50% of the market value of the Fund's assets is represented by cash, US Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than US Government securities).

Federal Income Taxes

If, at the end of each quarter of its taxable year, at least 50% of the Fund's total assets is invested in obligations exempt from regular federal income tax, the Fund will be eligible to pay dividends that are excludable by shareholders from gross income for regular federal income tax purposes. The total amount of such exempt interest dividends paid by the Fund cannot exceed the amount of federally tax-exempt interest received by the Fund during the year less any expenses allocable to the Fund.

Distributions of net capital gains (i.e., the excess of net long-term capital gains over any net short-term losses) are taxable as long-term capital gain, whether received in cash or invested in additional shares, regardless of how long the shares have been held by a shareholder, except that the portion of net capital gains representing accrued market discount on tax-exempt obligations acquired after April 30, 1993 will be taxable as ordinary income. Individual shareholders will be subject to federal tax on distributions of net capital gains at a maximum rate of 20% if designated as derived from the Fund's capital gains from property held for more than one year. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Distributions from the Fund's other investment income (other than exempt interest dividends) or from net realized short-term gain will taxable to shareholders as ordinary income, whether received in cash or invested in additional shares. Distributions generally will not be eligible for the dividends received deduction allowed to corporate shareholders. Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as having received a distribution in an amount equal to the fair market value on the date of distribution of the shares received.

Interest on indebtedness incurred or continued to purchase or carry shares of the Fund will not be deductible for federal income tax purposes to the extent that the Fund's distributions are exempt from federal income tax.

Any gain or loss realized upon a sale or redemption of shares in the Fund by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. Individual shareholders will be subject to federal income tax on net capital gains at a maximum rate of 20% in respect of shares held for more than one year. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less, any loss realized will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distribution. In addition, no loss will be allowed on the sale or other disposition of shares of the Fund if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (including shares acquired through dividend reinvestment) securities that are substantially identical to the shares of the Fund.

In determining gain or loss on shares of the Fund that are sold or exchanged within 90 days after acquisition, a shareholder generally will not be permitted to include in the tax basis attributable to such shares the sales charge incurred in acquiring such shares to the extent of any subsequent reduction of the sales charge by reason of the Exchange or Reinstatement Options offered by the Fund. Any sales charge not taken into account in determining the tax basis of shares sold or exchanged within 90 days after acquisition will be added to the shareholder's tax basis in the shares acquired pursuant to the Exchange or Reinstatement Options.

Shareholders are urged to consult their tax advisors concerning the effect of federal income taxes in their individual circumstances. In particular, persons who may be "substantial users" (or "related person" of substantial users) of facilities financed by industrial development bonds or private activity bonds should consult the tax advisors before purchasing shares of the Fund.

Unless a shareholder includes a certified taxpayer identification number (social security number for individuals) on the account application and certifies that the shareholder is not subject to backup withholding, the Fund is required to withhold and remit to the US Treasury a portion of distributions and other reportable payments to the shareholder. Shareholders should be aware that, under regulations promulgated by the Internal Revenue Service, the Fund may be fined $50 annually for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed, the Fund may charge a service fee of up to $50 that may be deducted from the shareholder's account and offset against any undistributed dividends and capital gain distributions. The Fund also reserves the right to close any account which does not have a certified taxpayer identification number.

Florida Taxes

Florida does not presently impose an income tax on individuals and thus individual shareholders of the Florida Fund will not be subject to any Florida state income tax on distributions received from the Florida Fund. However, Florida imposes an intangible personal property tax on shares of the Florida Fund owned by a Florida resident on January 1 of each year unless such shares qualify for an exemption from that tax. The Municipal Series Trust has received a Technical Assistance Advisement from the State of Florida, Department of Revenue, to the effect that shares of the Florida Fund owned by a Florida resident will be exempt from the Florida Intangible Personal Property Tax, if on January 1 of that year, at least 90% of the Florida Fund's assets consists entirely of the following exempt assets:

      1. Notes, bonds, and other obligations issued by the State of Florida or its municipalities, counties, and other taxing districts, or by the United States Government and its agencies.

      2. Any interest as a partner in a partnership, either general or limited, other than any interest as a limited partner in a limited partnership registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

      3. Notes and other obligations, except bonds, to the extent that such notes and obligations are secured by mortgage, deed of trust, or other lien upon real property situated outside the State of Florida.

      4. The assets of a corporation registered under the Investment Company Act of 1940, 15 U.S.C. s. 80a-1-52, as amended.

Otherwise, shareholders will be taxed on the entire value of their Fund shares, exclusive of any portion of the shares' value that is attributable to US government obligations, valued as of the close of business on December 31st of the previous calendar year. Corporate shareholders may be subject to Florida income taxes depending on the portion of the income related to the Florida Fund that is allocable to Florida under applicable Florida law.

                                  Underwriters

Distribution of Securities

The Series and Seligman Advisors are parties to a Distributing Agreement dated, January 1, 1993, under which Seligman Advisors acts as the exclusive agent for distribution of shares of the Fund. Seligman Advisors accepts orders for the purchase of Fund shares, which are offered continuously. As general distributor of the Fund's shares of beneficial interest, Seligman Advisors allows reallowances to all dealers on sales of Class A shares and Class C shares, as set forth above under "Dealer Reallowances." Seligman Advisors retains the balance of sales charges and any CDSCs paid by investors.

Total initial sales charges paid by shareholders of Class A shares of the Fund for the fiscal years ended September 30, 2002, 2001 and 2000, and total initial sales charges paid to shareholders of Class C shares of the Fund for the fiscal years ended September 30, 2002, 2001 and 2000, are shown below. Also shown are the amounts of Class A and Class C sales charges that were retained by Seligman Advisors for the same periods:

                                Total Sales Charges Paid by        Amount of Class A and Class C
                                   Shareholders on Class A           Sales Charges Retained by
             Fiscal Year              and Class C Shares                 Seligman Advisors
             -----------              ------------------                 -----------------
                 2002                     $ 92,577                            $10,014
                 2001                      115,573                             12,770
                 2000                       46,206                              5,175

Compensation

Seligman Advisors, which is an affiliated person of Seligman, which is an affiliated person of the Fund, received the following commissions and other compensation from the Fund during the fiscal year ended September 30, 2002:

                 Net Underwriting             Compensation on
                  Discounts and               Redemptions and
                   Commissions              Repurchases (CDSC on
            (Class A and Class C Sales      Class A, Class C and        Brokerage           Other
                Charges Retained)         Class D Shares Retained)     Commissions     Compensation (1)
                -----------------         ------------------------     -----------     ----------------
                     $10,014                       $2,689                  $-0-            $14,594

(2) This amount reflects service fees paid by the Fund to Seligman Advisors in respect of Class C and Class D shares under the Fund's Rule 12b-1 Plan. The arrangements pursuant to which such service fees are paid are detailed above under the discussion "Rule 12b-1 Plan."

Other Payments

Seligman Advisors shall pay authorized dealers or investment advisors, from its own resources, a fee on purchases of Class A shares of $1,000,000 or more (NAV sales), calculated as follows: 1.00% of NAV sales up to but not including $2 million; .80% of NAV sales from $2 million up to but not including $3 million; ..50% of NAV sales from $3 million up to but not including $5 million; and .25% of NAV sales from $5 million and above. The calculation of the fee will be based on assets held by a "single person," including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust. Purchases made by a trustee or other fiduciary for a fiduciary account may not be aggregated purchases made on behalf of any other fiduciary or individual account.

Seligman Advisors shall also pay authorized dealers, from its own resources, a fee on assets of certain investments in Class A shares of the Seligman mutual funds participating in an "eligible employee benefit plan" that are attributable to the particular authorized dealers or investment advisors. The shares eligible for the fee are those on which an initial sales charge was not paid because either the participating eligible employee benefit plan has at least (1) $500,000 invested in the Seligman mutual funds or (2) 50 eligible employees to whom such plan is made available. Class A shares representing only an initial purchase of Seligman Cash Management Fund are not eligible for the fee. Such shares will become eligible for the fee once they are exchanged for shares of another Seligman mutual fund. The payment is based on cumulative sales for each Plan during a single calendar year, or portion thereof. The payment schedule, for each calendar year, is as follows: 1.00% of sales up to but not including $2 million; .80% of sales from $2 million up to but not including $3 million; .50% of sales from $3 million up to but not including $5 million; and .25% of sales from $5 million and above. The fees in the two preceding paragraphs are not duplicative, e.g., the fee is paid one time to authorized dealers or investment advisors for each purchase of Class A shares of $1,000,000 or more participating in an eligible employee benefit plan.

Seligman Advisors may from time to time assist dealers by, among other things, providing sales literature to, and holding informational programs for the benefit of, dealers' registered representatives. Dealers may limit the participation of registered representatives in such informational programs by means of sales incentive programs which may require the sale of minimum dollar amounts of shares of Seligman mutual funds. Seligman Advisors may from time to time pay a bonus or other incentive to dealers that sell shares of the Seligman mutual funds. In some instances, these bonuses or incentives may be offered only to certain dealers which employ registered representatives who have sold or may sell a significant amount of shares of the Fund and/or certain other mutual funds managed by Seligman during a specified period of time. Such bonus or other incentive will be made in the form of cash or, if permitted, may take the form of non-cash payments. The non-cash payments will include (i) business seminars at Seligman's headquarters or other locations, (ii) travel expenses, including meals, entertainment and lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or outside the United States, or (iii) the receipt of certain merchandise. The cash payments may include payment of various business expenses of the dealer. The cost to Seligman Advisors of such promotional activities and payments shall be consistent with the rules of the National Association of Securities Dealers, Inc., as then in effect.

                         Calculation of Performance Data

The Fund may quote performance data in various ways. All performance information supplied by the Fund in advertising is historical and past performance is not indicative of future investment results. The rate of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.

Performance Calculations

Performance quoted in advertising reflects any change in price per share, assumes the reinvestment of dividends and capital gain distributions and may or may not include the effect of a Class's initial maximum sales charge and/or contingent deferred sales charge (CDSC), as applicable. Such performance may be quoted as a percentage or as a dollar amount, may be calculated over any time period and may be presented in a table, graph or similar illustration. Excluding applicable sales charges from a performance calculation produces a higher performance figure than if such sales charges were included in the calculation.

Average annual total returns are calculated by determining the growth or decline in the value of a hypothetical investment in the Fund over a stated period, and then calculating the annual rate required for this hypothetical investment to grow to the amount that would have been received upon a redemption at the end of such period (i.e., the average annual compound rate of return). Cumulative total returns reflect the simple change in the value of a hypothetical investment in the Fund over a stated period.

Historical Investment Results

Class A

The annualized yield for the 30-day period ended September 30, 2002 for the Fund's Class A shares was 3.13%. The annualized yield was computed by dividing the Fund's net investment income per share earned during this 30-day period by the maximum offering price per share (i.e., the net asset value plus the maximum sales charge of 4.75% of the gross amount invested) on September 30, 2002, which was the last day of the period. The average number of Class A shares of the Fund was 4,625,264, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed by totaling the interest earned on all debt obligations during the 30-day period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield was then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income.

The tax equivalent annualized yield for the 30-day period ended September 30, 2002 for the Fund's Class A shares was 5.10%. The tax equivalent annualized yield was computed by first computing the annualized yield as discussed above. Then the portion of the yield attributable to securities the income of which was exempt for federal income tax purposes was determined. This portion of the yield was then divided by one minus 38.6% (38.6% being the assumed maximum federal income tax rate for individual taxpayers).

The average annual total returns for the Fund's Class A shares for the one-, five- and ten-year periods ended September 30, 2002 were 2.03%, 4.93% and 5.92%. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class A shares of the Fund, subtracting the maximum sales charge of 4.75% of the public offering price and assuming that all of the dividends and capital gain distributions by the Fund's Class A shares were reinvested over the relevant time periods. It was then assumed that at the end of the one-, five- and ten-year periods of the Fund, the entire amount was redeemed.

The cumulative total return for Class A shares of the Fund for the ten-year period ended September 30, 2002 was 77.67%. Thus, a $1,000 investment in Class A shares made on September 30, 1992 had a value of $1,777 on September 30, 2002.

Class C

The annualized yield for the 30-day period ended September 30, 2002 for the Fund's Class C shares was 2.51%. The annualized yield was computed as discussed above for Class A shares. The average number of Class C shares of the Fund was 456,224, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed as discussed above for Class A shares.

The tax equivalent annualized yield for the 30-day period ended September 30, 2002 for the Fund's Class C shares was 4.09%. The tax equivalent annualized yield was computed as discussed above for Class A shares.

The average annual total return for the Fund's Class C shares for the one-year period ended September 30, 2001 and the period from May 27, 1999 (inception) to September 30, 2002 were 4.20% and 5.04%respectively.. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class C shares of the Fund, subtracting the maximum sales charge of 1.00% of the public offering price and assuming that all of the dividends and capital gain distributions by the Fund's Class C shares were reinvested over the relevant time periods. It was then assumed that at the end of the one-year period and the period since inception of the Fund, the entire amount was redeemed, subtracting the 1% CDSC, if applicable.

The cumulative total return for Class C shares of the Fund for the period from May 27, 1999 (inception) through September 30, 2002 was 17.91%. Thus, a $1,000 investment in Class C shares made on May 27, 1999 had a value of $1,179 on September 30, 2002.

Class D

The annualized yield for the 30-day period ended September 30, 2002 for the Fund's Class D shares was 2.54%. The annualized yield was computed as discussed above for Class A shares. The average number of Class D shares of the Fund was 235,759, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed as discussed above for Class A shares.

The tax equivalent annualized yield for the 30-day period ended September 30, 2002 for the Fund's Class D shares was 4.14%. The tax equivalent annualized yield was computed as discussed above for Class A shares.

The average annual total return for the Fund's Class D shares for the one- and five-year periods ended September 30, 2002 and the period from February 1, 1994 (inception) through September 30, 2002 were 5.26%, 5.19% and 4.69%, respectively. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class D shares of the Fund and assuming that all of the dividends and capital gain distributions by the Fund's Class D shares were reinvested over the relevant time periods. It was then assumed that at the end of the one- and five-year periods and the period since inception of the Fund, the entire amount was redeemed, subtracting the 1% CDSC, if applicable.

The cumulative total return for Class D shares of the Fund for the period from February 1, 1994 (inception) through September 30, 2002 was 48.75%. Thus, a $1,000 investment in Class D shares made on February 1, 1994 had a value of $1,487 on September 30, 2002.

The cumulative total return for each Class of shares of the Fund shown above is calculated by assuming a hypothetical initial investment of $1,000 at the beginning of the periods specified; subtracting the maximum sales charge for Class A and Class C shares; determining total value of all dividends and distributions that would have been paid during the period on such shares assuming that each dividend or distribution was reinvested in additional shares at net asset value; calculating the total value of the investment at the end of the period; subtracting the CDSC on Class C and Class D shares, if applicable; and finally, by dividing the difference between the amount of the hypothetical initial investment at the beginning of the period and its total value at the end of the period by the amount of the hypothetical initial investment.

Seligman, at its discretion, waived or reimbursed certain expenses of the Fund during some of the periods shown above. Without these reimbursements, yields and total returns would have been lower and the annualized yields for the 30-day periods ended September 30, 2002, would be as follows:

Annualized Yield

                  2002
                  ----
Class A:          2.98%
Class C:          2.36%
Class D:          2.39%

Tax Equivalent Annualized Yield

                  2002
                  ----
Class A:          4.85%
Class C:          3.84%
Class D:          3.89

Other Information

From time to time, reference may be made in advertisements, sales literature or other promotional material (collectively, "Promotional Material") to performance information, including mutual fund rankings prepared by independent reporting services which monitor the performance of mutual funds, including but not limited to Lipper Analytical Services, Inc. and Morningstar, Inc. In calculating the total return of the Fund's Class A, Class C, and Class D shares, the Lipper analysis assumes investment of all dividends and distributions paid, but does not take into account applicable sales charges. Morningstar's rankings are calculated using a fund's average annual returns for a certain period and a risk factor that reflects a fund's performance relative to three-month Treasury Bill monthly returns. Morningstar's ratings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund for 3-, 5-, and 10-year periods and, on an overall basis, based on weighted-average of those periods. Ratings are not absolute and do not represent future performance results.

The Fund's Promotional Material may disclose (i) the top ten holdings included in the Fund's portfolio holdings, (ii) market sectors and statistical data describing portfolio composition, (iii) discussions of general economic or financial principals, (iv) discussions of general economic trends, (v) descriptions of investment strategies for the Fund (vi) descriptions or comparisons of various savings and investment products, which may not include the Fund and (vii) comparisons of investment products (including the Fund) with relevant market or industry indices or appropriate benchmarks. The Fund may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results. Such performance examples will be based on an express set of assumptions and are not indicative of the future performance of the Fund.

From time to time, the Fund's Promotional Material may portray the historical returns of various asset classes. Such presentations will typically compare the average annual rates of return of inflation, U.S. Treasury bills, bonds, large-cap stocks, and small-cap stocks. There are important differences between each of these investments that should be considered in viewing any such comparison. The market value of stocks will fluctuate with market conditions, and small-stock prices generally will fluctuate more than large-stock prices. Stocks are generally more volatile than bonds. In return for this volatility, stocks have generally performed better than bonds or cash over time. Bond prices generally will fluctuate inversely with interest rates and other market conditions, and the prices of bonds with longer maturities generally will fluctuate more than those of shorter-maturity bonds. Interest rates for bonds may be fixed at the time of issuance, and payment of principal and interest may be guaranteed by the issuer and, in the case of U.S. Treasury obligations, backed by the full faith and credit of the U.S. Treasury.

The Fund's Promotional Material may make reference to the Fund's "Beta," "Standard Deviation," or "Alpha." Beta measures the volatility of the Fund, as compared to that of the overall market. Standard deviation measures how widely the Fund's performance has varied from its average performance, and is an indicator of the Fund's potential for volatility. Alpha measures the difference between the returns of the Fund and the returns of the market, adjusted for volatility.

The Fund may also refer in its Promotional Material to selections from editorials or articles about the Fund, including reprints of comments, listings and columns in the financial and other press, the sources of which include BARRON'S, BUSINESS WEEK, CDA/WIESENBERGER MUTUAL FUNDS INVESTMENT REPORT, CHRISTIAN SCIENCE MONITOR, FINANCIAL PLANNING, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE, INDIVIDUAL INVESTOR, INVESTMENT ADVISOR, INVESTORS BUSINESS DAILY, KIPLINGER'S, LOS ANGELES TIMES, MONEY MAGAZINE, MORNINGSTAR, INC., PENSION AND INVESTMENTS, SMART MONEY, THE NEW YORK TIMES, THE WALL STREET JOURNAL, USA TODAY, U.S. NEWS AND WORLD REPORT, WORTH MAGAZINE, WASHINGTON POST and YOUR MONEY.

                              Financial Statements

The Annual Report to Shareholders of the Series for the fiscal year ended September 30, 2002, contains a schedule of the investments of the Fund as of September 30, 2002, as well as certain other financial information. The financial statements and notes included in the Annual Report and the Independent Auditors' Report thereon, are incorporated herein by reference. The Annual Report will be furnished, without charge, to investors who request copies of this SAI.

                               General Information

The Trustees are authorized to classify or reclassify and issue any shares of beneficial interest of the Trust into any number of other classes without further action by shareholders. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class.

As a general matter, the Trust will not hold annual or other meetings of the shareholders. This is because the Declaration of Trust provides for shareholder voting only (a) for the election or removal of one or more Trustees if a meeting is called for that purpose, (b) with respect to any contract as to which shareholder approval is required by the 1940 Act, (c) with respect to any termination or reorganization of the Trust or any series, including the Fund, to the extent and as provided in the Declaration of Trust, (d) with respect to any amendment of the Declaration of Trust (other than amendments establishing and designating new series, abolishing series when there are no units thereof outstanding, changing the name of the Trust or the name of any series, supplying any omission, curing any ambiguity or curing, correcting or supplementing any provision thereof which is internally inconsistent with any other provision thereof or which is defective or inconsistent with the 1940 Act or with the requirements of the Code, or applicable regulations for the Fund's obtaining the most favorable treatment thereunder available to regulated investment companies), which amendments require approval by a majority of the Shares entitled to vote, (e) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding, or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders, and (f) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, the Declaration of Trust, the By-laws of the Trust, any registration of the Trust with the SEC or any state, or as the Trustees may consider necessary or desirable. Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of considering the election or reelection of such Trustee or of a successor to such Trustee, and until the election and qualification of his successor, if any, elected at such meeting, or until such Trustee sooner dies, resigns, retires or is removed by the shareholders or two-thirds of the Trustees.

The shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of the Trust's outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustee shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of requests. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statement so filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are substantially identical or that the matter does not significantly affect any interest of such series. However, the Rule exempts the selection of independent public accountants, the approval of principal distributing contracts and the election of trustees from the separate voting requirements of the Rule.

The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of a series' assets for any shareholder held personally liable for obligations of such series.

Custodian. State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, serves as custodian for the Fund. It also maintains, under the general supervision of Seligman, the accounting records and determines the net asset value for the Fund.

Independent Auditors. Deloitte & Touche LLP, independent auditors, have been selected as auditors of the Fund. Their address is Two World Financial Center, New York, NY 10281.

                                   APPENDIX A

MOODY'S INVESTORS SERVICE (MOODY'S)
MUNICIPAL BONDS

Aaa: Municipal bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Municipal bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Municipal bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Municipal bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be characteristically lacking or may be unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact may have speculative characteristics as well.

Ba: Municipal bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Municipal bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Municipal bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Municipal bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

C: Municipal bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers (1, 2 and 3) in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

MUNICIPAL NOTES

Moody's ratings for municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk. Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by established cash flows of funds for their servicing or by established and broad-based access to the market for refinancing. Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group. Loans bearing the designation MIG 3 are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Market access for refinancing in particular, is likely to be less well established. Notes bearing the designation MIG 4 are judged to be of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

COMMERCIAL PAPER

Moody's Commercial Paper Ratings are opinions of the ability of issuers to repay punctually promissory senior debt obligations not having an original maturity in excess of one year. Issuers rated "Prime-1" or "P-1" indicates the highest quality repayment capacity of the rated issue.

The designation "Prime-2" or "P-2" indicates that the issuer has a strong capacity for repayment of senior short-term promissory obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

The designation "Prime-3" or "P-3" indicates that the issuer has an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issues rated "Not Prime" do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATINGS SERVICES (S&P)
MUNICIPAL BONDS

AAA: Municipal bonds rated AAA are highest grade obligations. Capacity to pay interest and repay principal is extremely strong.

AA: Municipal bonds rated AA have a very strong degree of safety and very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Municipal bonds rated A are regarded as upper medium grade. They have a strong degree of safety and capacity to pay interest and repay principal although they are somewhat more susceptible in the long term to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Municipal bonds rated BBB are regarded as having a satisfactory degree of safety and capacity to pay interest and re-pay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and re-pay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC: Municipal bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and pre-pay principal in accordance with the terms of the bond. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

C: The rating C is reserved for income bonds on which no interest is being paid.

D: Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of bond as a matter of policy.

MUNICIPAL NOTES

SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest.

COMMERCIAL PAPER

S&P Commercial Paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days.

A-1: The A-1 designation indicates that the degree of safety regarding timely payment is very strong.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated "B" are regarded as having only a speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity of payment.

D: Debt rated "D" is in payment default.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of bond as a matter of policy.

The ratings assigned by S&P may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within its major rating categories.

                                   APPENDIX B

                      RISK FACTORS REGARDING INVESTMENTS IN
                          FLORIDA MUNICIPAL SECURITIES

The following information as to certain Florida considerations is given to investors in view of the Fund's policy of concentrating its investments in Florida issues. This information is derived from sources that are generally available to investors and is believed to be accurate. This information constitutes only a brief summary, does not purport to be a complete description and has not been independently verified.

Florida's financial operations are considerably different than most other states because, under the State's constitution, there is no state income tax on individuals. Florida's constitution prohibits the levy, under the authority of the State, of an individual income tax upon the income of natural persons who are residents or citizens of Florida in excess of amounts which may be credited against or deducted from any similar tax levied by the United States or any other state. Accordingly, a constitutional amendment would be necessary to impose a state individual income tax in excess of the foregoing constitutional limitations. The lack of an income tax exposes total State tax collections to more volatility than would otherwise be the case and, in the event of an economic downswing, could affect the State's ability to pay principal and interest in a timely manner. Florida has a proportionally greater number of persons of retirement age; a factor that makes Florida's property and transfer payment taxes a relatively more important source of State funding. Because transfer payments are typically less sensitive to the business cycle than employment income, they may act as a stabilizing force in weak economic periods.

Florida imposes an income tax on corporate income allocable to the State, as well as an ad valorem tax on intangible personal property, sales and use taxes and other miscellaneous taxes. These taxes are a major source of funds to meet state expenses, including repayment of, and interest on, obligations of the State. Financial operations of the State of Florida covering all receipts and expenditures are maintained through the use of four funds (the General Revenue Fund, Trust Funds, the Working Capital Fund and The Budget Stabilization Fund). The General Revenue Fund receives the majority of State tax revenues. The Trust Funds consist of monies received by the State which under law or trust agreement are segregated for a purpose authorized by law. Revenues in the General Revenue Fund which are in excess of the amount needed to meet appropriations may be transferred to the Working Capital Fund. The Florida Constitution and Statutes mandate that the State budget be kept in balance from currently available revenues each State fiscal year (July 1-June 30). The Florida Consensus Estimating Conference held on November 15, 2002 provided the State's actual revenues and forecasts. For the 2002-2003 fiscal year, the estimated combined General Revenue Fund and the Working Capital Fund is reported to be $20.86 billion, and the projected year-end balance of the combined funds is $159.6 million. Including the projected $958.9 million balance in the Budget Stabilization Fund, total reserves are projected to stand at $1.12 billion. For fiscal year 2003-2004, the estimated General Revenue Fund and Working Capital Fund is $20.72 billion, a .67% decrease from fiscal year 2003-2004.

In 1993, Florida's constitution was amended to limit the annual growth in the assessed valuation of residential property, and which, over time, could constrain growth in property taxes, a major source of revenue for local governments. While no immediate ratings implications are expected, the amendment could have a negative impact on the financial performance of local governments over time and lead to ratings revisions which may have a negative impact on the prices of affected bonds. In 1994, the Florida constitution was amended to limit state revenue collections in any fiscal year to, subject to exception, that which was allowed in the prior fiscal year plus a growth factor, to be determined by reference to the average annual growth rate in Florida personal income over the previous five years.

Florida has historically experienced substantial population growth as a result of migration to Florida from other areas of the United States and from foreign countries. During the 1990's, the number of people in Florida rose by over 3 million, representing nearly a 23.5% increase in population over the decade. Slower growth is expected during the first decade of the 21st century. As of April 1, 2002, Florida's population was estimated to be 16,664,189 million people, an increase of 335,588 over the 2001 estimate. Florida's population is expected to grow to over 16.9 million by April 1, 2003, an increase of 1.72% over April 1, 2002, and to over 18.9 million by April 1, 2010, an increase of 19% over the 2000 census count. As a result of population growth, the State may experience a need for additional revenues to meet increased burdens on the various public and social services provided by the State. Florida's ability to obtain increased revenues to meet these burdens will be dependent in part upon the State's ability to foster business and economic growth. The State's business and economic growth could be restricted by the natural limitations of environmental resources and the State's ability to finance adequate public facilities such as roads and schools.

Florida remains heavily dependent on tourism. Florida's tourism grew during the greater part of the 1990's, and the year 2000 by 5% to 8% annually. However, in the wake of the events of September 11, 2001 and the slowing national economy, Florida's tourism declined in the 2001 and is not expected to surpass year 2000 levels until 2004.

Housing starts in the State of Florida from 1991 through 1996 averaged 113,950 units annually. In the later part of the 1990's, housing starts increased to over 140,000 untis and reached over 174,000 units by fiscal year 2001-2002.In fiscal year 2002-2003, housing starts are projected to decrease to a level of 158,000 units. However, housing starts are expected to rebound to over 166,000 units by fiscal year 2004-2005. Housing starts are reliant upon interest rates and disposable income, which can significantly impact demand in the event of an economic impact. There has been a decline in Florida's dependence on highly cyclical construction and construction related manufacturing sectors. For example, in 1985, construction employment, as a share of total non-farm employment, was 7.5%. By the fiscal year 2002-2003, this percentage is expected to decline to 5.5%, and the downward trend is expected to continue, with the percentage declining to 5.0% by fiscal year 2006-2007, as Florida's economy continues to diversify.

The ability of the State and its local units of government to satisfy its debt obligations may be affected by numerous factors which impact on the economic vitality of the State in general and the particular region of the State in which the issuer of the debt obligations in located. South Florida is particularly susceptible to international trade and currency imbalances and to economic dislocations in Central and South America, due to its geographical location and its involvement with foreign trade, tourism and investment capital. North and central Florida are impacted by problems in the agricultural sector, particularly with regard to the citrus and sugar industries. Short-term adverse economic conditions may be created in these areas, and in the State as a whole, due to crop failures, severe weather conditions or other agriculture-related problems. The State economy also has historically been dependent on the tourism and construction industries and is, therefore, sensitive to trends in those sectors.

The Fund's investment values are expected to vary in accordance with the Fund's investment ratings, the issuer's ability to satisfy interest and/or principal payment obligations, the relative interest rates payable on similar investments, and the legal environment relating to creditors' rights. In addition to the foregoing risk factors, the Fund's policy of concentrating its investments in Florida municipal securities may make it more susceptible to risks of adverse economic, political or regulatory developments than would be the case if the Fund were more diversified as to geographic region and/or source of revenue.

                                   APPENDIX C

                 HISTORY OF J. & W. SELIGMAN & CO. INCORPORATED

Seligman's beginnings date back to 1837, when Joseph Seligman, the oldest of eight brothers, arrived in the United States from Germany. He earned his living as a pack peddler in Pennsylvania, and began sending for his brothers. The Seligmans became successful merchants, establishing businesses in the South and East.

Backed by nearly thirty years of business success - culminating in the sale of government securities to help finance the Civil War - Joseph Seligman, with his brothers, established the international banking and investment firm of J. & W. Seligman & Co. In the years that followed, the Seligman Complex played a major role in the geographical expansion and industrial development of the United States.

The Seligman Complex:

....Prior to 1900

o     Helps finance America's fledgling railroads through underwritings.

o Is admitted to the New York Stock Exchange in 1869. Seligman remained a member of the NYSE until 1993, when the evolution of its business made it unnecessary.

o Becomes a prominent underwriter of corporate securities, including New York Mutual Gas Light Company, later part of Consolidated Edison.

o Provides financial assistance to Mary Todd Lincoln and urges the Senate to award her a pension.

o     Is appointed U.S. Navy fiscal agent by President Grant.

o Becomes a leader in raising capital for America's industrial and urban development.

....1900-1910

o     Helps Congress finance the building of the Panama Canal.

....1910s

o Participates in raising billions for Great Britain, France and Italy, helping to finance World War I.

....1920s

o Participates in hundreds of successful underwritings including those for some of the Country's largest companies: Briggs Manufacturing, Dodge Brothers, General Motors, Minneapolis-Honeywell Regulatory Company, Maytag Company United Artists Theater Circuit and Victor Talking Machine Company.

o Forms Tri-Continental Corporation in 1929, today the nation's largest, diversified closed-end equity investment company, and one of its oldest.

....1930s

o Assumes management of Broad Street Investing Co. Inc., its first mutual fund, today known as Seligman Common Stock Fund, Inc.

o     Establishes Investment Advisory Service.

....1940s

o     Helps shape the Investment Company Act of 1940.

o Leads in the purchase and subsequent sale to the public of Newport News Shipbuilding and Dry Dock Company, a prototype transaction for the investment banking industry.

o Assumes management of National Investors Corporation, today Seligman Growth Fund, Inc.

o     Establishes Whitehall Fund, Inc., today Seligman Income and Growth Fund,
      Inc.

....1950-1989

o Develops new open-end investment companies. Today, manages more than 60 mutual fund portfolios.

o Helps pioneer state-specific, municipal bond funds, today managing a national and 18 state-specific municipal funds.

o Establishes J. & W. Seligman Trust Company and J. & W. Seligman Valuations Corporation.

o Establishes Seligman Portfolios, Inc., an investment vehicle with fifteen portfolios offered through variable annuity and variable life insurance products.

....1990s

o Introduces Seligman Select Municipal Fund, Inc. and Seligman Quality Municipal Fund, Inc., two closed-end funds that invest in high quality municipal bonds.

o Introduces to the public Seligman Frontier Fund, Inc., a small capitalization mutual fund.

o Launches Seligman Global Fund Series, Inc., which today offers five separate funds: Seligman Emerging Markets Fund, Seligman Global Growth Fund, Seligman Global Smaller Companies Fund, Seligman Global Technology Fund and Seligman International Growth Fund.

o Launches Seligman Value Fund Series, which currently offers two separate funds: Seligman Large-Cap Value Fund and Seligman Small-Cap Value Fund.

o Launches innovative Seligman New Technologies Fund, Inc., a closed-end "interval" fund seeking long-term capital appreciation by investing in technology companies, including venture capital investing.

....2000

o Introduces Seligman Time Horizon/Harvester Series, Inc., an asset allocation type mutual fund containing four funds: Seligman Time Horizon 30 Fund, Seligman Time Horizon 20 Fund, Seligman Time Horizon 10 Fund and Seligman Harvester Fund.

o Launches Seligman New Technologies Fund II, Inc., a closed-end "interval" fund seeking long-term capital appreciation by investing in technology companies, including up to 50% in venture capital investing.

....2001

o Launches Seligman Tax-Aware Fund, Inc., an innovative mutual fund seeking to maximize after-tax returns.

o Launches Seligman Investment Grade Fixed Income Fund, Inc., a mutual fund seeking a high level of current income.

                         SELIGMAN MUNICIPAL SERIES TRUST

                    Seligman North Carolina Municipal Series

                       Statement of Additional Information

                                February 1, 2003

                                 100 Park Avenue
                            New York, New York 10017
                                 (212) 850-1864

                       Toll Free Telephone: (800) 221-2450

This Statement of Additional Information (SAI) expands upon and supplements the information contained in the current Prospectus of Seligman Municipal Funds, dated February 1, 2003 (the Prospectus), offering Class A shares, Class C shares and Class D shares. This SAI, although not in itself a Prospectus, is incorporated by reference into the Prospectus in its entirety. It should be read in conjunction with the Prospectus, which may be obtained by writing or calling the Funds at the above address or telephone numbers.

The financial statements and notes included in the Fund's Annual Report, and the Independent Auditors' Report thereon, are incorporated herein by reference. The Annual Report will be furnished to you without charge if you request a copy of this SAI.

                                Table of Contents

   Fund History .........................................................  2
   Description of the Fund and its Investments and Risks ................  2
   Management of the Fund ...............................................  7
   Control Persons and Principal Holders of Securities...................  12
   Investment Advisory and Other Services ...............................  13
   Brokerage Allocation and Other Practices .............................  18
   Shares of Beneficial Interest and Other Securities ...................  18
   Purchase, Redemption, and Pricing of Shares ..........................  19
   Taxation of the Fund .................................................  24
   Underwriters..........................................................  25
   Calculation of Performance Data ......................................  26
   Financial Statements..................................................  29
   General Information...................................................  29
   Appendix A ...........................................................  31
   Appendix B ...........................................................  34
   Appendix C ...........................................................  36

TEB1C

                                  Fund History

Seligman Municipal Series Trust was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts by a Declaration of Trust dated July 27, 1984.

              Description of the Fund and its Investments and Risks

Classification

Seligman Municipal Series Trust (the Series) is a non-diversified, open-end management investment company, or mutual fund. It consists of four separate series, of which Seligman North Carolina Municipal Series is discussed in this
SAI:

Seligman California Municipal High-Yield Series
Seligman California Municipal Quality Series
Seligman Florida Municipal Series
Seligman North Carolina Municipal Series (North Carolina Fund)

Investment Strategies and Risks

The Fund seeks to provide high income exempt from regular federal income taxes and the personal income taxes of North Carolina consistent with preservation of capital. The Fund also invests with consideration given to capital gain.

The Fund is expected to invest principally, without percentage limitations, in municipal securities which on the date of purchase are rated within the four highest rating categories of Moody's Investors Service (Moody's) or Standard & Poor's Ratings Services (S&P). Municipal Securities rated in these categories are commonly referred to as investment grade. The Fund may invest in municipal securities that are not rated, or which do not fall into the credit ratings noted above if, based upon credit analysis, it is believed that such securities are of comparable quality. In determining suitability of investment in a lower rated or unrated security, the Fund will take into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer and other considerations as may be relevant, including comparability to other issuers.

Although securities rated in the fourth rating category are commonly referred to as investment grade, investment in such securities could involve risks not usually associated with bonds rated in the first three categories. Bonds rated BBB by S&P are more likely as a result of adverse economic conditions or changing circumstance to exhibit a weakened capacity to pay interest and re-pay principal than bonds in higher rating categories and bonds rated Baa by Moody's lack outstanding investment characteristics and in fact have speculative characteristics according to Moody's. Municipal securities in the fourth rating category of S&P or Moody's will generally provide a higher yield than do higher rated municipal securities of similar maturities; however, they are subject to a greater degree of fluctuation in value as a result of changing interest rates and economic conditions. The market value of the municipal securities will also be affected by the degree of interest of dealers to bid for them, and in certain markets dealers may be more unwilling to trade municipal securities rated in the fourth rating categories than in the higher rating categories.

A description of the credit rating categories is contained in Appendix A to this Statement.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities and for providing state and local governments with federal credit assistance. Reevaluation of the Fund's investment objectives and structure might be necessary in the future due to market conditions that may result from future changes in the tax laws.

North Carolina Municipal Securities. North Carolina Municipal Securities include notes, bonds and commercial paper issued by or on behalf of the State of North Carolina, its political subdivisions, agencies, and instrumentalities, the interest on which is exempt from regular federal income taxes and North Carolina state personal income taxes. Such securities are traded primarily in an over-the-counter market. The Fund may invest, without percentage limitations, in certain private activity bonds, the interest on which is treated as a preference item for purposes of the alternative minimum tax.

Under the Investment Company Act of 1940, as amended (1940 Act), the identification of the issuer of municipal bonds or notes depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if only the assets and revenues of the non-governmental user back the bond, the non-governmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the security is treated as an issue of such guarantor to the extent of the value of the guarantee.

The Fund invests principally in long-term municipal bonds. Municipal bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, and gas and electric utilities. Municipal bonds also may be issued in connection with the refunding of outstanding obligations, obtaining funds to lend to other public institutions, and for general operating expenses. Industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide various privately-operated facilities for business and manufacturing, housing, sports, pollution control, and for airport, mass transit, port and parking facilities.

The two principal classifications of municipal bonds are "general obligation" and "revenue." General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Although industrial development bonds (IDBs) are issued by municipal authorities, they are generally secured by the revenues derived from payments of the industrial user. The payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

The Fund may also invest in municipal notes. Municipal notes generally are used to provide for short-term capital needs and generally have maturities of five years or less. Municipal Notes include:

      1. Tax Anticipation Notes and Revenue Anticipation Notes. Tax anticipation notes and revenue anticipation notes are issued to finance short-term working capital needs of political subdivisions. Generally, tax anticipation notes are issued in anticipation of various tax revenues, such as income, sales and real property taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as grant or project revenues. Usually political subdivisions issue notes combining the qualities of both tax and revenue anticipation notes.

      2. Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

Issues of municipal Commercial Paper typically represent short-term, unsecured, negotiable promissory notes. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

Variable and Floating Rate Securities. The Fund may purchase floating or variable rate securities, including participation interests therein. Investments in floating or variable rate provide that the rate of interest is either pegged to money market rates or set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Treasury Bills or the prime rate of a major commercial bank. A floating rate or variable rate security generally provides that the Fund can demand payment of the obligation on short notice (daily or weekly, depending on the terms of the obligation) at an amount equal to par (face value) plus accrued interest. In unusual circumstances, the amount received may be more or less than the amount the Fund paid for the securities.

Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have an interest rate which changes whenever there is a change in the designated base interest rate. Frequently such securities are secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying creditor or of the bank or issuer, as the case may be, must be equivalent to the standards set forth with respect to taxable investments below.

The maturity of variable or floating rate obligations (including participation interests therein) is deemed to be the longer of (1) the notice period required before the Fund is entitled to receive payment of the obligation upon demand, or (2) the period remaining until the obligation's next interest rate adjustment. If the Fund does not redeem the obligation through the demand feature, the obligation will mature on a specific date, which may range up to thirty years from the date of its issuance.

Participation Interests. From time to time, the Fund may purchase from banks, participation interests in all or part of specific holdings of municipal securities. A participation interest gives the Fund an undivided interest in the municipal security in the proportion that the Fund's participation interest bears to the total principal amount of the municipal security and provides the demand repurchase feature described above. Participations are frequently backed by an irrevocable letter of credit or guarantee of a bank that the Fund has determined meets its prescribed quality standards. The Fund has the right to sell the instrument back to the bank and draw on the letter of credit on demand, on short notice, for all or any part of the Fund's participation interest in the municipal security, plus accrued interest. The Fund intends to exercise the demand under the letter of credit only (1) upon a default under the terms of the documents of the municipal security, (2) as needed to provide liquidity in order to meet redemptions, or (3) to maintain a high quality investment portfolio. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the municipal securities over the negotiated yield at which the instruments are purchased by the Fund. Participation interests will be purchased only if, in the opinion of counsel, interest income on such interests will be tax-exempt when distributed as dividends to shareholders of the Fund. The Fund currently does not purchase participation interests and has no current intention of doing so.

When-Issued Securities. The Fund may purchase municipal securities on a "when-issued" basis, which means that delivery of and payment for securities normally take place in less than 45 days after the date of the buyer's purchase commitment. The payment obligation and the interest rate on when-issued securities are each fixed at the time the purchase commitment is made, although no interest accrues to a purchaser prior to the settlement of the purchase of the securities. As a result, the yields obtained and the market value of such securities may be higher or lower on the date the securities are actually delivered to the buyer. The Fund will generally purchase a municipal security sold on a when-issued basis with the intention of actually acquiring the securities on the settlement date.

A separate account consisting of cash or high-grade liquid debt securities equal to the amount of outstanding purchase commitments is established with the Fund's custodian in connection with any purchase of when-issued securities. The account is marked to market daily, with additional cash or liquid high-grade debt securities added when necessary. The Fund meets its respective obligation to purchase when-issued securities from outstanding cash balances, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or lesser than the Fund's payment obligations).

Municipal securities purchased on a when-issued basis and the other securities held in the Fund are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (which will generally result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Fund's assets will vary. Purchasing a municipal security on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may be higher than those obtained on the security purchased on a when-issued basis.

Standby Commitments. The Fund is authorized to acquire standby commitments issued by banks with respect to securities they hold, although the Fund has no present intention of investing any assets in standby commitments. These commitments would obligate the seller of the standby commitment to repurchase, at the Fund's option, specified securities at a specified price.

The price which the Fund would pay for municipal securities with standby commitments generally would be higher than the price which otherwise would be paid for the municipal securities alone, and the Fund would use standby commitments solely to facilitate portfolio liquidity. The standby commitment generally is for a shorter term than the maturity of the security and does not restrict in any way the Fund's right to dispose of or retain the security. There is a risk that the seller of a standby commitment may not be able to repurchase the security upon the exercise of the right to resell by the Fund. To minimize such risks, the Fund is presently authorized to acquire standby commitments solely from banks deemed creditworthy. The Board of Trustees may, in the future, consider whether the Fund should be permitted to acquire standby commitments from dealers. Prior to investing in standby commitments of dealers, the Fund, if it deems necessary based upon the advice of counsel, will apply to the Securities and Exchange Commission (SEC) for an exemptive order relating to such commitments and the valuation thereof. There can be no assurance that the SEC will issue such an order.

Standby commitments with respect to portfolio securities of the Fund with maturities of less than 60 days which are separate from the underlying portfolio securities are not assigned a value. The cost of any such standby commitments is carried as an unrealized loss from the time of purchase until it is exercised or expires. Standby commitments with respect to portfolio securities of the Fund with maturities of 60 days or more which are separate from the underlying portfolio securities are valued at fair value as determined in accordance with procedures established by the Board of Trustees. The Board of Trustees would, in connection with the determination of value of such a standby commitment, consider, among other factors, the creditworthiness of the writer of the standby commitment, the duration of the standby commitment, the dates on which or the periods during which the standby commitment may be exercised and the applicable rules and regulations of the SEC.

Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933 (1933 Act)) and other securities that are not readily marketable. The Fund may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act, and the Fund's Board of Trustees may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should the Board of Trustees make this determination, it will carefully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in the Fund, if and to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

Borrowing. The Fund may borrow money only from banks and only for temporary or emergency purposes (but not for the purchase of portfolio securities) in an amount not in excess of 10% of the value of its total assets at the time the borrowing is made (not including the amount borrowed). Permitted borrowings may be secured or unsecured. The Fund will not purchase additional portfolio securities if the Fund has outstanding borrowings in excess of 5% of the value of its total assets.

Taxable Investments. Under normal market conditions, the Fund will attempt to invest 100% and as a matter of fundamental policy will invest at least 80% of the value of its net assets in securities the interest on which is exempt from regular federal income tax and North Carolina personal income tax. Such interest, however, may be subject to the federal alternative minimum tax.

Under normal market conditions, temporary investments in taxable securities will be limited as a matter of fundamental policy to 20% of the value of the Fund's net assets.

Except as otherwise specifically noted above, the Fund's investment strategies are not fundamental and a Fund, with the approval of the Board of Trustees, may change such strategies without the vote of shareholders.

Fund Policies

The Fund is subject to fundamental policies that place restrictions on certain types of investments. These policies cannot be changed except by vote of a majority of the outstanding voting securities of a Fund. Under these policies, the Fund may not:

- Borrow money, except from banks for temporary purposes (such as meeting redemption requests or for extraordinary or emergency purposes but not for the purchase of portfolio securities) in an amount not to exceed 10% of the value of its total assets at the time the borrowing is made (not including the amount borrowed). The Fund will not purchase additional portfolio securities if the Fund has outstanding borrowings in excess of 5% of the value of its total assets;

- Mortgage or pledge any of its assets, except to secure permitted borrowings noted above;

- Invest more than 25% of total assets at market value in any one industry; except that municipal securities and securities of the US Government, its agencies and instrumentalities are not considered an industry for purposes of this limitation;

- As to 50% of the value of its total assets, purchase securities of any issuer if immediately thereafter more than 5% of total assets at market value would be invested in the securities of any issuer (except that this limitation does not apply to obligations issued or guaranteed as to principal and interest by the US Government or its agencies or instrumentalities);

- Invest in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization or for the purpose of hedging the Fund's obligations under its deferred compensation plan for trustees;

- Purchase or hold any real estate, except that the Fund may invest in securities secured by real estate or interests therein or issued by persons (other than real estate investment trusts) which deal in real estate or interests therein;

- Purchase or hold the securities of any issuer, if to its knowledge, trustees or officers of the Fund individually owning beneficially more than 0.5% of the securities of that issuer own in the aggregate more than 5% of such securities;

- Write or purchase put, call, straddle or spread options; purchase securities on margin or sell "short"; or underwrite the securities of other issuers, except that the Fund may be deemed an underwriter in connection with the purchase and sale of portfolio securities;

- Purchase or sell commodities or commodity contracts including futures contracts; or

- Make loans, except to the extent that the purchase of notes, bonds or other evidences of indebtedness or deposits with banks may be considered loans.

The Fund also may not change its investment objective without shareholder approval.

Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a shareholders' meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

Temporary Defensive Position

In abnormal market conditions, if, in the judgment of the Fund, municipal securities satisfying the Fund's investment objectives may not be purchased, the Fund may, for defensive purposes, temporarily invest in instruments the interest on which is exempt from regular federal income taxes, but not state personal income taxes. Such securities would include those described under "California Municipal Securities" above that would otherwise meet the Fund's objectives.

Also, in abnormal market conditions, the Fund may invest on a temporary basis in fixed-income securities, the interest on which is subject to federal, state, or local income taxes, pending the investment or reinvestment in municipal securities of the proceeds of sales of shares or sales of portfolio securities, in order to avoid the necessity of liquidating portfolio investments to meet redemptions of shares by investors or where market conditions due to rising interest rates or other adverse factors warrant temporary investing for defensive purposes. Investments in taxable securities will be substantially in securities issued or guaranteed by the United States Government (such as bills, notes and bonds), its agencies, instrumentalities or authorities; highly-rated corporate debt securities (rated Aa3 or better by Moody's or AA- or better by S&P); prime commercial paper (rated P-1 by Moody's or A-1+/A-1 by S&P); and certificates of deposit of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the US Government or state governments and the 50 largest foreign banks in terms of assets with branches or agencies in the United States. Investments in certificates of deposit of foreign banks and foreign branches of US banks may involve certain risks, including different regulation, use of different accounting procedures, political or other economic developments, exchange controls, or possible seizure or nationalization of foreign deposits.

Portfolio Turnover

Portfolio transactions will be undertaken principally to accomplish the Fund's objective in relation to anticipated movements in the general level of interest rates but the Fund may also engage in short-term trading consistent with its objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the investment manager believes to be a temporary disparity in the normal yield relationship between the two securities.

The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned during the year. Securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the calculation. The Fund's portfolio turnover rates for the fiscal years ended September 30, 2002 and 2001, were 7.96% and 5.61%, respectively. The fluctuation in portfolio turnover rates of the Fund resulted from conditions in the North Carolina municipal market and bond market in general. The Fund's portfolio turnover rate will not be a limiting factor when the Fund deems it desirable to sell or purchase securities.

                             Management of the Fund

Board of Trustees

The Board of Trustees of the Series provides broad supervision over the affairs of the Fund.

Management Information

Information with respect to Trustees and officers of the Fund, is shown below. Unless otherwise indicated, their addresses are 100 Park Avenue, New York, NY 10017.

                                                                                                                      Number of
                              Term of                                                                                Portfolios
                            Office and                                                                                 in Fund
                             Length of                                                                                 Complex
  Name, (Age), Position(s)     Time                Principal Occupation(s) During Past 5 Years, Trusteeships         Overseen by
         With Fund            Served*                               and Other Information                              Trustee
---------------------------------------------------------------------------------------------------------------------------------
                                                                    INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------
John R. Galvin (73)         1995 to Date   Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University;       61
Trustee                                    Director or Trustee of each of the investment companies of the Seligman
                                           Group of Funds**; Chairman Emeritus, American Council on Germany;
                                           National Defense University and the Institute for Defense Analyses.
                                           Formerly, Director, USLIFE Corporation, life insurance; Governor of the
                                           Center for Creative Leadership; Director, Raytheon Co., defense and commercial electronics; and Trustee of  the Institute for Defense
                                           Analyses.  From June 1987 to June 1992, he was the Supreme Allied
                                           Commander, Europe and the Commander-in-Chief, United States European
                                           Command.

Alice S. Ilchman (67)       1991 to Date   President Emeritus, Sarah Lawrence College; Director or Trustee of each        61
Trustee                                    of the investment companies of the Seligman Group of Funds**; Director,
                                           Jeannette K. Watson Summer Fellowship, summer internships for college students; Trustee, Save the Children, nonoprofit child-assistance organization, and the Committee for Economic Development;  Governor,
                                           Court of Governors, London School of Economics; and Director, Public
                                           Broadcasting Service (PBS).  Formerly, Chairman, The Rockefeller
                                           Foundation, charitable foundation; and Director, New York Telephone
                                           Company.

Frank A. McPherson (69)     1995 to Date   Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee        61
Trustee                                    Corporation, diversified energy company; Director or Trustee of each of the investment companies of the Seligman Group of Funds**; Director,
                                           ConocoPhillips, oil and gas exploration and production, Integris Health, owner of various hospitals, BOK Financial, bank holding company, Oklahoma
                                           Chapter of the Nature Conservancy, Oklahoma Medical Research Foundation,
                                           Boys and Girls Clubs of Oklahoma, Oklahoma City Public Schools Foundation
                                           and Oklahoma Foundation for Excellence in Education.  Formerly, Director,
                                           Kimberly-Clark Corporation, consumer products.

                                                                                                                      Number of
                              Term of                                                                                Portfolios
                            Office and                                                                                 in Fund
                             Length of                                                                                 Complex
  Name, (Age), Position(s)     Time                Principal Occupation(s) During Past 5 Years, Trusteeships         Overseen by
         With Fund            Served*                               and Other Information                              Trustee
         ---------            -------                               ---------------------                              -------
John E. Merow (73)          1984 to Date   Retired Chairman and Senior Partner, Sullivan & Cromwell, law firm;            61
Trustee                                    Director or Trustee of each of the investment companies of the Seligman
                                           Group of Funds**; Director, Commonwealth Industries, Inc., manufacturer of aluminum sheet products; Director and Treasurer, the Foreign Policy
                                           Association; Director Emeritus, Municipal Art Society of New York;
                                           Trustee and Secretary, the U.S. Council for International Business;
                                           Trustee, New York-Presbyterian Hospital; Trustee and Vice Chairman, New
                                           York-Presbyterian Healthcare System, Inc.; and Member of the American Law
                                           Institute and Council on Foreign Relations.

Betsy S. Michel (60)        1984 to Date   Attorney; Director or Trustee of each of the investment companies of  the      61
Trustee                                    Seligman Group of Funds**; Trustee, The Geraldine R. Dodge Foundation,
                                           charitable foundation, and World Learning, Inc., charitable foundation.
                                           Formerly, Chairman of the Board of Trustees of St. George's School
                                           (Newport, RI).

Leroy C. Richie (61)        2000 to Date   Chairman and Chief Executive Officer, Q Standards Worldwide, Inc.,             60
Trustee                                    library of technical standards; Director or Trustee of each of the investment companies of the Seligman Group of Funds** (except Seligman
                                           Cash Management Fund, Inc.); Director, Kerr-McGee Corporation,
                                           diversified energy company, and Infinity, Inc., oil and gas services and exploration; Director and Chairman, Highland Park Michigan Economic
                                           Development Corp.  Formerly, Trustee, New York University Law Center
                                           Foundation; Vice Chairman, Detroit Medical Center and Detroit Economic
                                           Growth Corp.; and  Chairman and Chief Executive Officer, Capital Coating
                                           Technologies, Inc., applied coating technologies; and Vice President and
                                           General Counsel, Automotive Legal Affairs, Chrysler Corporation.

James Q. Riordan (75)       1991 to Date   Director or Trustee of each of the investment companies of the Seligman        61
Trustee                                    Group of Funds;** Director or Trustee, The Houston Exploration Company,
                                           oil exploration, and the Committee for Economic Development.  Formerly,
                                           Vice Chairman, Mobil Corporation, petroleum and petrochemicals;
                                           Co-Chairman of the Policy Council of the Tax Foundation; Director and
                                           President, Bekaert Corporation, high-grade steel cord, wire and fencing products; and a Director or Trustee of  Tesoro Petroleum Companies, Inc.,
                                           Dow Jones & Company, Inc.,  business and financial news, KeySpan
                                           Corporation, diversified energy and electric company, The Brooklyn Museum and the Public Broadcasting Service (PBS).

Robert L. Shafer (70)       1984 to Date   Retired Vice President, Pfizer Inc., pharmaceuticals; Director or Trustee      61
Trustee                                    of each of the investment companies of the Seligman Group of Funds**.
                                           Formerly, Director, USLIFE Corporation, life insurance.

James N. Whitson (67)       1993 to Date   Retired Executive Vice President and Chief Operating Officer, Sammons          61
Trustee                                    Enterprises, Inc., a diversified holding company; Director or Trustee of each of the investment companies of the Seligman Group of Funds;**
                                           Director and Consultant, Sammons Enterprises, Inc.; and Director, C-SPAN,
                                           cable television networks, and CommScope, Inc., manufacturer of coaxial cable.
-------------------------------------------------------------------------------------------------------------------------------
                                           INTERESTED TRUSTEES AND PRINCIPAL OFFICERS
-------------------------------------------------------------------------------------------------------------------------------
Paul C. Guidone*** (45)     2002 to Date   Managing Director and Chief Investment Officer, J. & W. Seligman & Co.         60
Trustee                                    Incorporated, Director or Trustee of each of the investment companies of the Seligman Group of Funds**, with the exception of Seligman Cash
                                           Management Fund, Inc.; Member of the Association of Investment Management
                                           and Research, the New York Society of Security Analysts and the London
                                           Society of Investment Professionals.  Formerly Deputy Chairman and Group
                                           Chief Executive Officer of HSBC Asset Management and, prior to that,
                                           Managing Director and Chief Investment Officer of Prudential Diversified
                                           Investments.

                                                                                                                      Number of
                              Term of                                                                                Portfolios
                            Office and                                                                                 in Fund
                             Length of                                                                                 Complex
  Name, (Age), Position(s)     Time                Principal Occupation(s) During Past 5 Years, Trusteeships         Overseen by
         With Fund            Served*                               and Other Information                              Trustee
         ---------            -------                               ---------------------                              -------
William C. Morris*** (64)   1988 to Date   Chairman, J. & W. Seligman & Co. Incorporated, Chairman of the Board and       61
Trustee and Chairman of                    Director or Trustee of each of the investment companies of the Seligman
the Board                                  Group of Funds**; Chairman, Seligman Advisors, Inc., Seligman Services,
                                           Inc., broker-dealer, and Chairman, Carbo Ceramics Inc., manufacturer of ceramic proppants for oil and gas industry; and Director, Seligman Data
                                           Corp. and Kerr-McGee Corporation, a diversified energy company.
                                           Formerly, Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

Brian T. Zino*** (50)        Dir.: 1993    Director and President, J. & W. Seligman & Co. Incorporated; Director or       61
Trustee, President and         to Date     Trustee, President and Chief Executive Officer of each of the investment
Chief Executive Officer      Pres.: 1995   companies of the Seligman Group of Funds**; Director, Seligman Advisors,
                               to Date     Inc. and Seligman Services, Inc.; Chairman, Seligman Data Corp.; Member of
                             CEO.: Nov.    the Board of Governors of the Investment Company Institute; and Vice
                            2002 to Date   Chairman, ICI Mutual Insurance Company.

Thomas Moles (60)           1984 to Date   Director and Managing Director, J. & W. Seligman & Co. Incorporated; Vice     N/A
Vice President and                         President and Portfolio Manager, Seligman Municipal Fund Series, Inc.,
Portfolio Manager                          Seligman New Jersey Municipal Fund, Inc. and Seligman Pennsylvania
                                           Municipal Fund Series; Executive Vice President and Portfolio Manager,
                                           Seligman Quality Municipal Fund, Inc. and Seligman Select Municipal Fund,
                                           Inc., closed-end investment companies; and Director, Seligman Advisors,
                                           Inc. and Seligman Services, Inc.  Formerly, President, Seligman Quality
                                           Municipal Fund, Inc. and Seligman Select Municipal Fund, Inc.

Thomas Rose (45)            2000 to Date   Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated,          N/A
Vice President                             Seligman Advisors, Inc. and Seligman Data Corp.; Vice President of each of the investment companies of the Seligman Group of Funds** and of
                                           Seligman Services, Inc. and Seligman International, Inc.  Formerly,
                                           Treasurer of each of the investment companies of the Seligman Group of
                                           Funds and of Seligman Data Corp.

Lawrence P. Vogel (46)       V.P.: 1992    Senior Vice President and Treasurer, Investment Companies, J. & W.            N/A
Vice President and             to Date     Seligman & Co. Incorporated; Vice President and Treasurer of each of the
Treasurer                   Treas.: 2000   investment companies of the Seligman Group of Funds** and of Seligman
                               to Date     Data Corp.  Formerly, Senior Vice President, Finance, J. & W. Seligman &
                                           Co. Incorporated, Seligman Advisors, Inc., Seligman International, Inc.
                                           and Seligman Data Corp.; Vice President, Seligman Services, Inc.; and
                                           Treasurer, Seligman International, Inc. and Seligman Henderson Co.

Frank J. Nasta (38)         1994 to Date   Managing Director, General Counsel and Corporate Secretary, J. & W.           N/A
Secretary                                  Seligman & Co. Incorporated; Secretary, of each of the investment companies of the Seligman Group of Funds**; and Corporate Secretary,
                                           Seligman Advisors, Inc., Seligman Services, Inc., Seligman International,
                                           Inc. and Seligman Data Corp.  Formerly, Corporate Secretary, Seligman
                                           Henderson Co. and Senior Vice President, Law and Regulation Department, J.
                                           & W. Seligman & Co. Incorporated.

-----------
* Each Trustee serves for an indefinite term, until the election and qualification of his successor or until his earlier death, resignation or removal. Each officer is elected annually by the Board.

** The Seligman Group of Funds consists of twenty-three registered investment companies.

*** Mr. Guidone, Mr. Morris and Mr. Zino are considered "interested persons" of the Fund, as defined in the 1940 Act, by virtue of their positions with
      J. & W. Seligman & Co. Incorporated and its affiliates.

Mr. Whitson is a director and executive committee member of a private company that indirectly controls a broker-dealer and has an option to acquire control of another broker-dealer in 2007. Both broker-dealers distribute the Fund's shares.

The standing committees of the Board include the Board Operations Committee, Audit Committee and Director Nominating Committee. These Committees are comprised solely of Trustees who are not "interested" persons of the Fund as that term is defined in the 1940 Act. The duties of these Committees are described below.

Board Operations Committee. This Committee has authority generally to direct the operations of the Board, including the nomination of members of other Board Committees and the selection of legal counsel for the Corporation. The Committee met four times during the year ended September 30, 2002. Members of the Committee are Messrs. McPherson (Chairman), Galvin, Merow, Richie, Riordan, Shafer and Whitson, and Dr. Ilchman and Ms. Michel.

Audit Committee. This Committee recommends the independent public accountants for selection as auditors by the Board annually. In addition, the Committee assists the Board in its oversight of the Fund's financial reporting process and operates pursuant to a written charter. The Committee met three times during the year ended September 30, 2002. Members of the Committee are Messrs. Whitson (Chairman), Galvin, Merow, and Richie, and Ms. Michel.

Director Nominating Committee. This Committee selects and nominates persons for election as Trustees by the Board. In addition, if a shareholder meeting is held where Trustees are to be elected, the Committee will select and nominate persons for election as Trustees at such shareholder meeting. The Committee will consider suggestions from shareholders submitted in writing to the Secretary of the Fund. The Committee met twice during the year ended September 30, 2002. Members of the Committee are Messrs. Shafer (Chairman), McPherson and Riordan and Dr. Ilchman.

Beneficial Ownership of Shares

As of September 30, 2002, the Trustees beneficially owned shares in the Funds and the Seligman Group of Funds as follows:

                                                                           Aggregate Dollar Range of Shares
                                      Dollar Range of Fund Shares Owned   Owned by Trustee in the Seligman
      Name                                        By Trustee                       Group of Funds
-------------------------------------------------------------------------------------------------------------
                                            INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------
John R. Galvin                                       None                          $10,001-$50,000
Alice S. Ilchman                                     None                           Over $100,000
Frank A. McPherson                                   None                           Over $100,000
John E. Merow                                        None                           Over $100,000
Betsy S. Michel                                      None                           Over $100,000
Leroy C. Richie                                      None                          $10,001-$50,000
James Q. Riordan                                     None                           Over $100,000
Robert L. Shafer                                     None                           Over $100,000
James N. Whitson                                     None                           Over $100,000
-------------------------------------------------------------------------------------------------------------
                                            INTERESTED TRUSTEES
-------------------------------------------------------------------------------------------------------------
Paul C. Guidone                                      None                         $50,001 - $100,000
William C. Morris                                    None                           Over $100,000
Brian T. Zino                                        None                           Over $100,000

Compensation

                                                                       Pension or             Total Compensation
                                                    Aggregate       Retirement Benefits         from Funds and
         Name and                                 Compensation      Accrued as Part of         Fund Complex Paid
    Position with Fund                            from Fund (1)       Fund Expenses           to Trustees (1)(2)
    ------------------                            -------------       -------------           ------------------
John R. Galvin, Trustee                                $675                 N/A                    $105,000
Alice S. Ilchman, Trustee                               595                 N/A                      96,000
Frank A. McPherson, Trustee                             621                 N/A                      99,000
John E. Merow, Trustee                                  675                 N/A                     105,000
Betsy S. Michel, Trustee                                675                 N/A                     105,000
James C. Pitney, Trustee(3)                             336                 N/A                      55,000
Leroy C. Richie, Trustee                                964                 N/A                     105,000
James Q. Riordan, Trustee                               621                 N/A                      99,000
Robert L. Shafer, Trustee                               621                 N/A                      96,000
James N. Whitson, Trustee                               675(4)              N/A                     105,000(4)

----------
(1)   For the Fund's fiscal year ended September 30, 2002.

(2)   The Seligman Group of Funds consists of twenty-three investment companies.

(3)   Mr. Pitney retired from the Board of Trustees effective May 16, 2002.

(4)   Deferred.

No compensation is paid by the Fund to Trustees or officers of the Fund who are employees of Seligman.

The Series has adopted a deferred compensation plan under which outside trustees may elect to defer receiving their fees. A trustee who has elected deferral of his or her fees may choose a rate of return equal to either (1) the interest rate on short-term Treasury Bills, or (2) the rate of return on the shares of certain of the investment companies advised by J. & W. Seligman & Co. Incorporated (Seligman), as designated by the trustee. The cost of such fees and earnings is included in trustees' fees and expenses, and the accumulated balance thereof is included in other liabilities in the Fund's financial statements.

The total amount of deferred compensation (including earnings) payable in respect of the Fund to Mr. Whitson as of September 30, 2002 was $3,264.

Mr. Merow no longer defers current compensation; however, he has accrued deferred compensation in the amount of $2,070, as of September 30, 2002.

The Fund may, but is not obligated to, purchase shares of the other funds in the Seligman Group of Funds to hedge its obligations in connection with the deferred compensation plan.

Code of Ethics

Seligman, Seligman Advisors, Inc. (Seligman Advisors), their subsidiaries and affiliates, and the Seligman Group of Funds have adopted a Code of Ethics that sets forth the circumstances under which officers, directors or trustees and employees (collectively, Employees) are permitted to engage in personal securities transactions. The Code of Ethics proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by Seligman's Director of Compliance, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Code of Ethics. The Code of Ethics prohibits Employees (including all investment team members) from purchasing or selling any security or an equivalent security that is being purchased or sold by any client, or where the Employee intends, or knows of another's intention to purchase or sell a security on behalf of a client. The Code also prohibits all Employees from acquiring securities in a private placement or in an initial or secondary public offering unless an exemption has been obtained from Seligman's Director of Compliance.

The Code of Ethics prohibits (1) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days either before or after the purchase or sale of the security by a client's account (including investment company accounts) that the portfolio manager or investment team manages; (2) each Employee from profiting from short-term trading (a profitable purchase and sale or vice-versa within 60 days); and (3) each member of an investment team from profiting from short sales of a security if, at that time, any client managed by that team has a long position in that security. Any profit realized pursuant to any of these prohibitions must be disgorged to a charitable organization.

Employees are required, except under very limited circumstances, to engage in personal securities transactions through Seligman's order desk or through an authorized dealer or financial advisor designated by Seligman. All Employee personal securities transactions must be pre-cleared by Seligman's compliance department. The compliance department and the order desk maintain a list of securities that may not be purchased due to a possible conflict with clients. All Employees are also required to disclose all securities beneficially owned by them upon commencement of employment and at the end of each calendar year.

A copy of the Code of Ethics is on public file with, and is available upon request from, the SEC. You can access it through the SEC's Internet site, http://www.sec.gov.

               Control Persons and Principal Holders of Securities

Control Persons

As of January 6, 2003, there was no person or persons who controlled the Fund, either through significant ownership of Fund shares or any other means of control.

Principal Holders

As of January 6, 2003, the following principal holders owned of record 5% or more of the then outstanding shares of beneficial interest of a Class of shares of the Fund:

                                                                 Percentage
                                                                  of Total
Name and Address                                        Class    Shares Held
----------------                                        -----    -----------

First Clearing Corporation, FBO John Von Stein, 445       C        10.44%
Rich Mountain Road, Brevard, NC  28712-6536

First Clearing Corporation, FBO Virginia Hickman, 7       C         7.26%
Pintail Ct, Brevard, NC  28712-6536

First Clearing Corporation, FBO Barbara Fraser            C         7.18%
Jones, 10 Fortune Cover, Brevard, NC  28712-6536

First Clearing Corporation, FBO James Sheafer Trust,      C         6.43%
1600 US HWY 64 W, Brevard, NC  28712-6536

MLPF&S for the Sole Benefit of its Customers, Attn:       D        15.25%
Fund Administration, 4800 Dear Lake Drive East,
Jacksonville, FL  32246

Donaldson Lufkin Jenrette Securities Corporation          D        13.55%
Inc., PO Box 2052, Jersey City, NJ  07303-9998

FISERV Securities Inc., FBO Customer Accounts, Attn.      D         9.55%
Mutual Funds, One Commerce Square, 2005 Market
Street, Suite 1200, Philadelphia, PA  19103

First Clearing Corporation, FBO Frances Ormand            D         6.53%
Trust, 134 Hawthorne Drive, Brevard, NC  28712-6536

First Clearing Corporation, FBO Eldred Burns, PO Box      D         5.15%
23, Cedar Mountain, NC  28718-0023

Management Ownership

As of January 6, 2003, no Trustees and officers of the Fund owned any Class A, Class C or Class D shares of the then outstanding shares of beneficial interest of the Fund.

                     Investment Advisory and Other Services

Investment Manager

Subject to the control of the Series' Board of Trustees, Seligman manages the investment of the assets of the Fund and administers the Series' business and other affairs pursuant to a management agreement approved by the Board of Trustees and the initial shareholders of the Fund (Management Agreement). Seligman also serves as investment manager to twenty-two other US registered investment companies which, together with the Series, make up the "Seligman Group of Funds." There are no other management-related service contracts under which services are provided to the Fund. No person or persons, other than the directors, officers or employees of Seligman and the Series, regularly advise the Series or the Fund with respect to its investments.

Seligman is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions, and corporations. Mr. William C. Morris, Chairman of Seligman and Chairman of the Board of Trustees and Chairman of the Fund, owns a majority of the outstanding voting securities of Seligman and is a controlling person of Seligman. See Appendix C to this SAI for further history of Seligman.

All of the officers of the Fund listed above are officers or employees of Seligman. Their affiliations with the Fund and with Seligman are provided under their principal business occupations.

The Fund pays Seligman a management fee for its services, calculated daily and payable monthly. The management fee is equal to 0.50% per annum of the Fund's average daily net assets. For the fiscal years ended September 30, 2002, 2001 and 2000, the Fund paid Seligman management fees in the amount of $146,711, $143,116 and $135,811, respectively.

The Fund pays all of its expenses other than those assumed by Seligman, including shareholder services and distribution fees, fees and expenses of independent attorneys and auditors, taxes and governmental fees, including fees and expenses of qualifying the Funds and their shares under federal and state securities laws, cost of stock certificates and expenses of repurchase or redemption of shares, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of shareholders' meetings, expenses of corporate data processing and related services, shareholder record keeping and shareholder account services, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of the Trustees of the Fund not employed by or serving as a Director of Seligman or its affiliates, insurance premiums and extraordinary expenses such as litigation expenses. These expenses are allocated among the Funds in a manner determined by the Board of Trustees to be fair and equitable.

The Management Agreement also provides that Seligman will not be liable to the Fund for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing its duties under the Management Agreement, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Management Agreement.

The Fund's Management Agreement was approved by the Board of Trustees at a meeting held on June 21, 1990, and was unanimously approved by the shareholders at a meeting held on April 11, 1991. The Agreement will continue in effect until December 29 of each year if (1) such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Trustees or of the outstanding voting securities of the Fund and by a vote of a majority of the Trustees who are not parties to the Management Agreement or interested persons of any such party) and (2) Seligman shall not have notified the Fund at least 60 days prior to December 29 of any year that it does not desire such continuance. The Agreement may be terminated by the Fund, without penalty, on 60 days' written notice to Seligman and will terminate automatically in the event of its assignment. The Fund has agreed to change its name upon termination of its Management Agreement if continued use of the name would cause confusion in the context of Seligman's business.

At the November 21, 2002 Board of Trustees meeting, the Board unanimously approved the continuance of the Management Agreement. In preparation for these meetings, the Board requested and reviewed a wide variety of materials from Seligman, including extensive performance and expense information for other investment companies compiled by third parties, and the Independent Trustees conferred with their counsel at the meeting prior to voting. In their determinations with respect to continuance of the Management Agreement, the Board considered many factors, including, but not limited to: (1) the investment results achieved by Seligman for the Fund (including investment performance comparisons with other comparable investment companies and certain indices); (2) the nature and quality of the administrative services rendered by Seligman; (3) the payments received by Seligman and its affiliates from all sources involving both the Fund and the other investment companies in the Seligman Group of Funds; (4) the costs borne by, and profitability of, Seligman and its affiliates in providing service of all types to the Fund and to the other investment companies in the Seligman Group and a comparison of the overall profitability of Seligman to the profitability of certain other investment advisers; (5) information concerning the Fund's expense ratio and competitive industry fee structures and expense ratios, including, specifically, the relationship of the Fund's management fee rates to those typically paid by similar funds; (6) Seligman's policies and practices regarding allocation of portfolio transactions, including the use of brokers or dealers that provided research and other services to Seligman and the benefits derived from such services to the Fund and to Seligman; (7) portfolio turnover for the Fund and other comparable investment companies; (8) Seligman's willingness to consider and, when desirable, implement organizational and operational changes designed to improve investment results; and (9) the fall-out benefits which Seligman and its affiliates receive from Seligman's relationship to the Fund. In its deliberations, the Board did not identify any particular information that was all-important or controlling. Rather, the Board evaluated all information available to it and determined that the compensation paid to Seligman under the Management Agreement was fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board (and each Trustee) considered relevant in the exercise of its (or such Trustees') reasonable judgment.

Certain of the factors addressed by the Board in reaching its determination are discussed in more detail below.

Portfolio Performance. The Board of Trustees considered the performance of the Fund as compared to the performance of other comparable mutual funds and as compared to appropriate securities indices. Trustees also considered the nature and quality of the investment advice rendered by Seligman. In addition to the information received by the Trustees in connection with the November 21, 2002 Board of Trustees meeting, the Board receives detailed information related to performance of the Fund at each Board meeting during the year.

Expenses of the Fund. The Board also considered the management fee rate paid by the Fund to Seligman and the other expenses of the Fund, in comparison to both the quality of services provided and the fees and expenses of funds with similar characteristics.

Costs of Providing Service and Profitability. The Trustees reviewed information concerning profitability of Seligman's investment advisory and investment company activities and its financial condition based on results for 2001 and 2002 (through September 30) and estimates for full-year 2002. The information considered by the Board of Trustees included operating profit margin information for Seligman's investment company business alone (i.e., excluding results of its affiliates) and on a consolidated basis. The Board of Trustees also reviewed profitability data and estimated profitability data for each of the investment companies of the Seligman Group of Funds on a fund-by-fund basis. The Board of Trustees reviewed certain assumptions and methods of allocation used by Seligman in preparing fund-specific profitability data. While Seligman believes that the methods of allocation used were reasonable, there are limitations inherent in allocating costs to multiple individual advisory products served by an organization such as Seligman's where each of the advisory products draws on, and benefits from, the pooled research of the organization.

Fall-Out Benefits. The Trustees considered the services provided to the Fund and its shareholders by Seligman Services, Inc. (Seligman Services), an affiliate of Seligman, and the 12b-1 fees the Fund pays to Seligman Services in respect of shares of the Fund held in accounts for which there would not otherwise be a broker of record.

Principal Underwriter

Seligman Advisors, an affiliate of Seligman, 100 Park Avenue, New York, New York 10017, acts as general distributor of the shares of the Fund and of the other mutual funds in the Seligman Group. Seligman Advisors is an "affiliated person" (as defined in the 1940 Act) of Seligman, which is itself an affiliated person of the Fund. Those individuals identified above under "Management Information" as trustees or officers of both the Fund and Seligman Advisors are affiliated persons of both entities.

Services Provided by the Investment Manager

Under the Management Agreement, dated June 21, 1990, subject to the control of the Board of Trustees, Seligman manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objectives and policies, and administers their business and other affairs. Seligman provides the Fund with such office space, administrative and other services and executive and other personnel as are necessary for Fund operations. Seligman pays all of the compensation of trustees of the Fund who are employees or consultants of Seligman and of the officers and employees of the Fund. Seligman also provides senior management for Seligman Data Corp., the Fund's shareholder service agent.

Service Agreements

There are no other management-related service contracts under which services are provided to the Fund.

Other Investment Advice

No person or persons, other than directors, officers, or employees of Seligman, regularly advise the Fund with respect to its investments.

Dealer Reallowances

Dealers and financial advisors receive a percentage of the initial sales charge on sales of Class A shares and Class C shares of the Fund, as set forth below:

Class A shares:

                                                                                   Regular Dealer
                                     Sales Charge          Sales Charge              Reallowance
                                      as a % of            as a % of Net              as a % of
Amount of Purchase                Offering Price(1)       Amount Invested          Offering Price
------------------                -----------------       ---------------          --------------
Less than $50,000                        4.75%                  4.99%                      4.25%
$50,000  -   $99,999                     4.00                   4.17                       3.50
$100,000  -  $249,999                    3.50                   3.63                       3.00
$250,000  -  $499,999                    2.50                   2.56                       2.25
$500,000  -  $999,999                    2.00                   2.04                       1.75
$1,000,000 and over                         0                      0                          0

(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

Class C shares:

                                                                                   Regular Dealer
                                     Sales Charge          Sales Charge              Reallowance
                                      as a % of            as a % of Net              as a % of
Amount of Purchase                Offering Price(1)       Amount Invested          Offering Price
------------------                -----------------       ---------------          --------------
Less than $100,000                      1.00%                  1.01%                     1.00%
$100,000  -  $249,999                   0.50                   0.50                      0.50
$250,000  -  $1,000,000                    0                      0                         0

(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

Seligman Services, an affiliate of Seligman, is a limited purpose broker/dealer. Seligman Services is eligible to receive commissions from certain sales of Fund shares. For the fiscal years ended September 30, 2002, 2001 and 2000, Seligman Services received commissions in the amounts of $2.307, $1,925 and $1,725, respectively.

Rule 12b-1 Plan

The Series has adopted an Administration, Shareholder Services and Distribution Plan (12b-1 Plan) in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.

Under the 12b-1 Plan, the Fund may pay to Seligman Advisors an administration, shareholder services and distribution fee in respect of the Fund's Class A, Class C, and Class D shares. Payments under the 12b-1 Plan may include, but are not limited to: (1) compensation to securities dealers and other organizations (Service Organizations) for providing distribution assistance with respect to assets invested in the Fund; (2) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Fund shareholders; and (3) otherwise promoting the sale of shares of the Fund, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and defraying Seligman Advisors' costs incurred in connection with its marketing efforts with respect to shares of the Fund. Seligman, in its sole discretion, may also make similar payments to Seligman Advisors from its own resources, which may include the management fee that Seligman receives from the Fund. Payments made by the Fund under the 12b-1 Plan are intended to be used to encourage sales of the Fund, as well as to discourage redemptions.

Fees paid by the Fund under the 12b-1 Plan with respect to any class of shares may not be used to pay expenses incurred solely in respect of any other class or any other Seligman fund. Expenses attributable to more than one class of the Fund are allocated between the classes in accordance with a methodology approved by the Fund's Board of Trustees. The Fund may participate in joint distribution activities with other Seligman funds, and the expenses of such activities will be allocated among the applicable funds based on relative sales, in accordance with a methodology approved by the Board.

Class A

Under the 12b-1 Plan, the Fund, with respect to Class A shares, is authorized to pay monthly to Seligman Advisors a service fee at an annual rate of up to .25% of the average daily net asset value of the Class A shares. This fee is used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing fee of up to .25% on an annual basis, payable quarterly, of the average daily net assets of Class A shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The fee payable to Service Organizations from time to time shall, within such limits, be determined by the Trustees of the Fund. The Fund is not obligated to pay Seligman Advisors for any such costs it incurs in excess of the fee described above. No expense incurred in one fiscal year by Seligman Advisors with respect to Class A shares of the Fund may be paid from Class A 12b-1 fees received from the Fund in any other fiscal year. If the Fund's 12b-1 Plan is terminated in respect of Class A shares, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class A shares. The total amount paid by the Fund to Seligman Advisors in respect of Class A shares for the fiscal year ended September 30, 2002 was $62,432, equivalent to 0.25% of the Class A shares' average daily net assets.

Class C

Under the 12b-1 Plan, the Fund, with respect to Class C shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class C shares. This fee is used by Seligman Advisors as follows: During the first year following the sale of Class C shares, a distribution fee of .75% of the average daily net assets attributable to Class C shares is used, along with any CDSC proceeds during the first eighteen months, to (1) reimburse Seligman Advisors for its payment at the time of sale of Class C shares of a 1.25% sales commission to Service Organizations, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class C shares, a service fee of up to .25% of the average daily net assets attributable to such Class C shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class C shares of a service fee of .25% of the net asset value of the Class C shares sold (for shareholder services to be provided to Class C shareholders over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class C shares, the entire 12b-1 fee attributable to such Class C shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Fund. The total amount paid by the Fund to Seligman Advisors in respect of Class C shares for the fiscal year ended September 30, 2002 was $27,300, equivalent to 1% per annum of the Class C shares' average daily net assets.

The amounts expended by Seligman Advisors in any one year with respect to Class C shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class C shares in one fiscal year to be paid from Class C 12b-1 fees in any other fiscal year; however, in any fiscal year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above.

As of September 30, 2002, Seligman Advisors incurred $42,536 of expenses in respect of the Fund's Class C shares that were not reimbursed from amounts received form the Funds' 12b-1 Plan. This amount is equal to 1.44% of the net assets of Class C shares at September 30, 2002.

If the 12b-1 Plan is terminated in respect of Class C shares of the Fund, no amounts (other than amounts accrued by not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class C shares.

Class D

Under the 12b-1 Plan, the Fund, with respect to Class D shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class D shares. This fee is used by Seligman Advisors as follows: During the first year following the sale of Class D shares, a distribution fee of .75% of the average daily net assets attributable to such Class D shares is used, along with any CDSC proceeds, to
(1) reimburse Seligman Advisors for its payment at the time of sale of Class D shares of a .75% sales commission to Service Organizations, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class D shares, a service fee of up to .25% of the average daily net assets attributable to such Class D shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class D shares of a service fee of .25% of the net asset value of the Class D shares sold (for shareholder services to be provided to Class D shareholders over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class D shares, the entire 12b-1 fee attributable to such Class D shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Fund. The total amount paid by the Fund to Seligman Advisors in respect of Class D shares for the fiscal year ended September 30, 2002 was $13,579, equivalent to 1% per annum of the Class D shares' average daily net assets.

The amounts expended by Seligman Advisors in any one year with respect to Class D shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class D shares in one fiscal year to be paid from Class D 12b-1 fees received from the Fund in any other fiscal year; however, in any fiscal year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above.

As of September 30, 2002, Seligman Advisors has incurred $80,392 of expenses in respect of the Fund's Class D shares that were not reimbursed from amounts received from the Funds 12b-1 Plan. This amount is equal to 8.54% of the net assets of Class D shares at September 30, 2002.

If the 12b-1 Plan is terminated in respect of Class D shares of the Fund, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class D shares.

Payments made by the Fund under the 12b-1 Plan for the fiscal year ended September 30, 2002, were spent on the following activities in the following amounts:

                                          Class A        Class C        Class D
                                          -------        -------        -------

Compensation to underwriters              $   -0-        $14,752        $   317
Compensation to broker/dealers             62,432         12,548         13,262

The 12b-1 Plan was approved on June 21, 1990 by the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan (Qualified Trustees) and was approved by shareholders of the Fund on April 11, 1991. Amendments to the Plan were approved in respect of the Class D shares on November 18, 1993 by the Trustees, including a majority of the Qualified Trustees, and became effective with respect to the Class D shares on February 1, 1994. The 12b-1 Plan was approved in respect of Class C shares on May 20, 1999 by the Trustees, including a majority of the Qualified Trustees, and became effective in respect of the Class C shares on June 1, 1999. The 12b-1 Plan will continue in effect until December 31 of each year so long as such continuance is approved annually by a majority vote of both the Trustees and the Qualified Trustees, cast in person at a meeting called for the purpose of voting on such approval. The 12b-1 Plan may not be amended to increase materially the amounts payable under the terms of the 12b-1 Plan without the approval of a majority of the outstanding voting securities of the Fund and no material amendment to the 12b-1 Plan may be made except with the approval of a majority of both the Trustees and the Qualified Trustees in accordance with the applicable provisions of the 1940 Act and the rules thereunder.

The 12b-1 Plan requires that the Treasurer of the Fund shall provide to the Trustees, and the Trustees shall review at least quarterly, a written report of the amounts expended (and purposes therefor) made under the 12b-1 Plan. Rule 12b-1 also requires that the selection and nomination of Trustees who are not "interested persons" of the Fund be made by such disinterested Trustees.

Seligman Services acts as a broker/dealer of record for shareholder accounts that do not have a designated financial advisor and receives compensation from the Fund pursuant to the 12b-1 Plan for providing personal services and account maintenance to such accounts and other distribution services. For the fiscal years ended September 30, 2002, 2001 and 2000, Seligman Services received distribution and service fees of $2,517, $2,432 and $2,395, respectively, of the Fund pursuant to the 12b-1 Plan.

Other Service Providers

Seligman Data Corp., which is owned by certain other investment companies in the Seligman Group, is the shareholder servicing agent and dividend paying agent for the Fund. SDC charges the Fund at cost for its services. Certain officers and trustees of the Fund are also officers and directors of SDC.

                    Brokerage Allocation and Other Practices

Brokerage Transactions

For the fiscal years ended September 30, 2002, 2001 and 2000, no brokerage commissions were paid by the Fund. When two or more of the investment companies in the Seligman Group or other investment advisory clients of Seligman desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by Seligman in a manner believed to be equitable to each. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.

In over-the-counter markets, the Fund deals with responsible primary market makers unless a more favorable execution or price is believed to be obtainable. The Fund may buy securities from or sell securities to dealers acting as principal, except dealers with which its directors and/or officers are affiliated.

Commissions

For the fiscal years ended September 30, 2002, 2001 and 2000, the Fund did not execute any portfolio transactions with, and therefore did not pay any commissions to, any broker affiliated with either the Fund, Seligman, or Seligman Advisors.

Directed Brokerage

Not Applicable.

Regular Broker-Dealers

During the Fund's fiscal year ended September 30, 2002, the Fund did not acquire securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or of their parents.

               Shares of Beneficial Interest and Other Securities

Shares of Beneficial Interest

The Series is authorized to issue an unlimited number of full and fractional shares of beneficial interest, par value $.001, in separate series. To date, four series have been authorized, the Fund being one of them. The Fund has three classes, designated Class A shares of beneficial interest, Class C shares of beneficial interest, and Class D shares of beneficial interest. Each share of the Fund's Class A, Class C, and Class D beneficial interest is equal as to earnings, assets, and voting privileges, except that each class bears its own separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or applicable state law. The Series has adopted a Plan (Multiclass Plan) pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sale of multiple classes of shares of beneficial interest. In accordance with the Declaration of Trust, the Board of Trustees may authorize the creation of additional classes of beneficial interest with such characteristics as are permitted by the Multiclass Plan and Rule 18f-3. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. All shares have noncumulative voting rights for the election of trustees. Each outstanding share is fully paid and non-assessable, and each is freely transferable. There are no liquidation, conversion, or preemptive rights.

Other Securities

The Series has no authorized securities other than its shares of beneficial interest.

                   Purchase, Redemption, and Pricing of Shares

Purchase of Shares

Class A

Purchase Price. Class A shares may be purchased at a price equal to the next determined net asset value per share, plus an initial sales charge.

Employee and Family Member Sales Charge Reductions. Class A shares of the Fund may be issued without a sales charge to present and former directors, trustees, officers, employees (and their family members) of the Fund, the other investment companies in the Seligman Group, and Seligman and its affiliates. Family members are defined to include lineal descendants and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales may also be made to employee benefit plans and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by Seligman or any affiliate. The sales may be made for investment purposes only, and shares may be resold only to the Fund. Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales-related expenses as compared with sales to the general public.

Purchases of Class A shares by a "single person" (as defined below under "Persons Entitled to Reductions") may be eligible for the following reductions in initial sales charges:

Volume Discounts are provided if the total amount being invested in Class A shares of the Fund alone, or in any combination with Class A shares of the other mutual funds in the Seligman Group which are sold with an initial sales charge, reaches levels indicated in the sales charge schedule set forth in the Prospectus.

The Right of Accumulation allows an investor to combine the amount being invested in Class A shares of the Fund and Class A shares of the other Seligman mutual funds sold with an initial sales charge with the total net asset value of Class A shares of those mutual funds already owned that were sold with an initial sales charge and the total net asset value of Class A shares of Seligman Cash Management Fund which were acquired through an exchange of Class A shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase to determine reduced sales charges in accordance with the schedule in the Prospectus. The value of the Class A shares owned, including the value of Class A shares of Seligman Cash Management Fund acquired in an exchange of Class A shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase will be taken into account in orders placed through an authorized dealer or financial advisor or directly with Seligman Advisors, however, this applies only if Seligman Advisors is notified by an investor or authorized dealer or financial advisor of the amount owned by the investor at the time the purchase is made and is furnished sufficient information to permit confirmation.

A Letter of Intent allows an investor to purchase Class A shares over a 13-month period at reduced initial sales charges in accordance with the schedule in the Prospectus, based on the total amount of Class A shares of the Fund that the letter states the investor intends to purchase plus the total net asset value of Class A shares that were sold with an initial sales charge of the other Seligman mutual funds already owned and the total net asset value of Class A shares of Seligman Cash Management Fund which were acquired through an exchange of Class A shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase. Reduced sales charges also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of a letter of intent.

Persons Entitled To Reductions. Reductions in initial sales charges apply to purchases of Class A shares by a "single person," including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended, organizations tax exempt under Section 501(c)(3) or (13) of the Internal Revenue Code, and non-qualified employee benefit plans that satisfy uniform criteria are considered "single persons" for this purpose. The uniform criteria are as follows:

      1. Employees must authorize the employer, if requested by a Fund, to receive in bulk and to distribute to each participant on a timely basis the Fund Prospectus, reports, and other shareholder communications.

      2. Employees participating in a plan will be expected to make regular periodic investments (at least annually). A participant who fails to make such investments may be dropped from the plan by the employer or the Fund 12 months and 30 days after the last regular investment in his account. In such event, the dropped participant would lose the discount on share purchases to which the plan might then be entitled.

      3. The employer must solicit its employees for participation in such an employee benefit plan or authorize and assist an investment dealer in making enrollment solicitations.

Eligible Employee Benefit Plans. The table of sales charges in the Prospectus applies to sales to "eligible employee benefit plans," except that the Fund may sell shares at net asset value to "eligible employee benefit plans" which have at least (1) $500,000 invested in the Seligman Group of mutual funds or (2) 50 eligible employees to whom such plan is made available. "Eligible employee benefit plan" means any plan or arrangement, whether or not tax qualified, which provides for the purchase of Fund shares. Sales are believed to require limited sales effort and sales-related expenses and therefore are made at net asset value. However, Section 403(b) Plans sponsored by public educational institutions are not eligible for net asset value purchases based on the aggregate investment made by the plan or member of eligible employees.

Sales to eligible benefit plans must be made in connection with a payroll deduction system of plan funding or other systems acceptable to Seligman Data Corp., the Fund's shareholder service agent. Contributions or account information for plan participation also should be transmitted to Seligman Data Corp. by methods which it accepts. Additional information about "eligible employee benefit plans" is available from financial advisors or Seligman Advisors.

Further Types of Reductions. Class A shares may also be issued without an initial sales charge in the following instances:

(1) to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net proceeds of which are invested in Fund shares;

(2) to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act;

(3) to registered representatives and employees (and their spouses and minor children) of any dealer that has a sales agreement with Seligman Advisors;

(4)   to financial institution trust departments;

(5) to registered investment advisers exercising discretionary investment authority with respect to the purchase of Fund shares;

(6) to accounts of financial institutions or authorized dealers or investment advisors that charge account management fees, provided Seligman or one of its affiliates has entered into an agreement with respect to such accounts;

(7) pursuant to sponsored arrangements with organizations which make recommendations to, or permit group solicitations of, its employees, members or participants in connection with the purchase of shares of the Fund;

(8) to other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside directors, or pursuant to a "fund of funds" arrangement;

(9)   to certain "eligible employee benefit plans" as discussed above;

(10) to those partners and employees of outside counsel to the Fund or its directors or trustees who regularly provide advice and services to the Fund, to other funds managed by Seligman, or to their directors or trustees; and

(11) in connection with sales pursuant to a 401(k) alliance program which has an agreement with Seligman Advisors.

CDSC Applicable to Class A Shares. Class A shares purchased without an initial sales charge in accordance with the sales charge schedule in the Fund's Prospectus, or pursuant to a Volume Discount, Right of Accumulation, or Letter of Intent are subject to a CDSC of 1% on redemptions of such shares within eighteen months of purchase. Employee benefit plans eligible for net asset value sales (as described below) may be subject to a CDSC of 1% for terminations at the plan level only, on redemptions of shares purchased within eighteen months prior to plan termination. Other available reductions will not be subject to a 1% CDSC. The 1% CDSC will be waived on shares that were purchased through Morgan Stanley Dean Witter & Co.] by certain Chilean institutional investors (i.e. pension plans, insurance companies, and mutual funds). Upon redemption of such shares within an eighteen-month period, Morgan Stanley Dean Witter will reimburse Seligman Advisors a pro rata portion of the fee it received from Seligman Advisors at the time of sale of such shares.

See "CDSC Waivers" below for other waivers which may be applicable to Class A shares.

Class C

Class C shares may be purchased at a price equal to the next determined net asset value, plus an initial sales charge. Purchases of Class C shares by a "single person" may be eligible for the reductions in initial sales charges described above for Class A shares. Class C shares are subject to a CDSC of 1% if the shares are redeemed within eighteen months of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

Class D

Class D shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class D shares are subject to a CDSC of 1% if the shares are redeemed within one year of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

Systematic Withdrawals. Class C and Class D shareholders who reinvest both their dividends and capital gain distributions to purchase additional shares of the Fund may use the Fund's Systematic Withdrawal Plan to withdraw up to 10% and 10%, respectively, of the value of their accounts per year without the imposition of a CDSC. Account value is determined as of the date the systematic withdrawals begin.

CDSC Waivers. The CDSC on Class C shares and Class D shares (and certain Class A shares, as discussed above) will be waived or reduced in the following instances:

(1) on redemptions following the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a shareholder or beneficial owner;

(2)   in connection with (1) distributions from retirement plans qualified under
      Section 401(a) of the Internal Revenue Code when such redemptions are necessary to make distributions to plan participants (such payments include, but (3) are not limited to, death, disability, loans, retirement, or separation of service), (2) distributions from a custodial account under Section 403(b)(7) of the Internal Revenue Code or an IRA due to death, disability, minimum distribution requirements after attainment of age 70 1/2 or, for accounts established prior to January 1, 1998, attainment of age 59 1/2, and (3) a tax-free return of an excess contribution to an IRA;

(3) in whole or in part, in connection with shares sold to current and retired Trustees of the Fund;

(4) in whole or in part, in connection with shares sold to any state, county, or city or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of any registered investment management company;

(5)   in whole or in part, in connection with systematic withdrawals;

(6) in connection with participation in the Merrill Lynch Small Market 401(k) Program; and

(7) on incidental redemptions to cover administrative expenses (such expenses include, but are not limited to, directors/trustees fees, wire fees or courier fees) not to exceed $25.00 per occurrence.

If, with respect to a redemption of any Class A, Class C or Class D shares sold by a dealer, the CDSC is waived because the redemption qualifies for a waiver as set forth above, the dealer shall remit to Seligman Advisors promptly upon notice, an amount equal to the payment or a portion of the payment made by Seligman Advisors at the time of sale of such shares.

Fund Reorganizations

Class A shares and Class C shares may be issued without an initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of shares of a Fund if the Fund is combined with another Seligman mutual fund, or in connection with a similar reorganization transaction.

Payment in Securities. In addition to cash, the Fund may accept securities in payment for Fund shares sold at the applicable public offering price (net asset value and, if applicable, any sales charge), although the Funds do not presently intend to accept securities in payment for Fund shares. Generally, the Fund will only consider accepting securities (l) to increase its holdings in a portfolio security, or (2) if Seligman determines that the offered securities are a suitable investment for the Fund and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that the Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. The Fund may reject in whole or in part offers to pay for Fund shares with securities, may require partial payment in cash for applicable sales charges, and may discontinue accepting securities as payment for Fund shares at any time without notice. The Fund will not accept restricted securities in payment for shares. The Fund will value accepted securities in the manner provided for valuing portfolio securities.

Offering Price

When you buy or sell Fund shares, you do so at the Class's net asset value (NAV) next calculated after Seligman Advisors accepts your request. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares.

NAV per share of each class of the Fund is determined as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time), on each day that the NYSE is open for business. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. NAV per share for a class is computed by dividing such class's share of the value of the net assets of the Fund (i.e., the value of its assets less liabilities) by the total number of outstanding shares of such class. All expenses of the Fund, including the management fee, are accrued daily and taken into account for the purpose of determining NAV. The NAV of Class C shares and Class D shares will generally be lower than the NAV of Class A shares as a result of the higher 12b-1 fees with respect to such shares. It is expected, however, that the net asset value per share of the two classes will tend to converge immediately after the recording of dividends, which will differ by approximately the amount of the distribution and other class expenses accrual differential between the classes.

Portfolio securities in which the Fund invests are traded primarily in the over-the-counter market. Municipal securities and other short-term holdings maturing in more than 60 days are valued on the basis of quotations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. In the absence of such quotations, fair value will be determined in accordance with procedures approved by the Trustees. Short-term holdings having remaining maturities of 60 days or less are generally valued at amortized cost.

Generally, trading in certain securities such as municipal securities, corporate bonds, US Government securities, and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in determining the net asset value of a Fund's shares are computed as of such times.

Specimen Price Make-Up

Under the current distribution arrangements between the Fund and Seligman Advisors, Class A shares and Class C shares are sold with a maximum initial sales charge of 4.75% and 1.00%(1), respectively, and Class D shares are sold at NAV(2). Using each Class's NAV at September 30, 2002, the maximum offering price of the Fund's shares is as follows:

Class A
-------
     Net asset value per share.........................................   $8.19
     Maximum sales charge (4.75% of offering price)....................    0.41
                                                                          -----
     Offering price to public..........................................   $8.60
                                                                          =====

Class C
-------
     Net asset value per share.........................................   $8.18
     Maximum sales charge (1.00% of offering price(1)).................    0.08
                                                                          -----
     Offering price to public..........................................   $8.26
                                                                          =====

Class D
-------
     Net asset value and offering price per share(2) ..................   $8.18
                                                                          =====

--------
(1) In addition to the 1.00% front-end sales charge, Class C shares are subject to a 1% CDSC if you redeem your shares within 18 months of purchase.

(2) Class D shares are subject to a 1% CDSC if you redeem your shares within one year of purchase.

Redemption in Kind

The procedures for selling Fund shares under ordinary circumstances are set forth in the Prospectus. In unusual circumstances, payment may be postponed, or the right of redemption postponed for more than seven days, if: (i) the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on, the NYSE; (ii) during periods of emergency which make the disposal by the Fund of its shares impracticable or its is not reasonably practicable for the Fund to fairly determine the value of its net assets; or
(iii) such other periods as ordered by the SEC for the protection of the Fund's shareholders. Under these circumstances, redemption proceeds may be made in securities. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities to cash.

                              Taxation of the Fund

The Fund is treated as a separate corporation for federal income tax purposes. As a result, determinations of net investment income, exempt-interest dividends and net long-term and short-term capital gain and loss will be made separately for the Fund.

The Fund is qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. For each year so qualified, the Fund will not be subject to federal income taxes on its net investment income and capital gains, if any, realized during any taxable year, which it distributes to its shareholders, provided that at least 90% of its net investment income and net short-term capital gains are distributed to shareholders each year.

Qualification as a regulated investment company under the Internal Revenue Code requires among other things, that (1) at least 90% of the annual gross income of the Fund be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies; (2) and the Fund diversify its holdings so that, at the end of each quarter of the taxable year,
(i) at least 50% of the market value of the Fund's assets is represented by cash, US Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than US Government securities).

Federal Income Taxes

If, at the end of each quarter of its taxable year, at least 50% of the Fund's total assets is invested in obligations exempt from regular federal income tax, the Fund will be eligible to pay dividends that are excludable by shareholders from gross income for regular federal income tax purposes. The total amount of such exempt interest dividends paid by the Fund cannot exceed the amount of federally tax-exempt interest received by the Fund during the year less any expenses allocable to the Fund.

Distributions of net capital gains (i.e., the excess of net long-term capital gains over any net short-term losses) are taxable as long-term capital gain, whether received in cash or invested in additional shares, regardless of how long the shares have been held by a shareholder, except that the portion of net capital gains representing accrued market discount on tax-exempt obligations acquired after April 30, 1993 will be taxable as ordinary income. Individual shareholders will be subject to federal tax on distributions of net capital gains at a maximum rate of 20% if designated as derived from the Fund's capital gains from property held for more than one year. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Distributions from the Fund's other investment income (other than exempt interest dividends) or from net realized short-term gain will taxable to shareholders as ordinary income, whether received in cash or invested in additional shares. Distributions generally will not be eligible for the dividends received deduction allowed to corporate shareholders. Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as having received a distribution in an amount equal to the fair market value on the date of distribution of the shares received.

Interest on indebtedness incurred or continued to purchase or carry shares of the Fund will not be deductible for federal income tax purposes to the extent that the Fund's distributions are exempt from federal income tax.

Any gain or loss realized upon a sale or redemption of shares in the Fund by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. Individual shareholders will be subject to federal income tax on net capital gains at a maximum rate of 20% in respect of shares held for more than one year. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less, any loss realized will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distribution. In addition, no loss will be allowed on the sale or other disposition of shares of the Fund if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (including shares acquired through dividend reinvestment) securities that are substantially identical to the shares of the Fund.

In determining gain or loss on shares of the Fund that are sold or exchanged within 90 days after acquisition, a shareholder generally will not be permitted to include in the tax basis attributable to such shares the sales charge incurred in acquiring such shares to the extent of any subsequent reduction of the sales charge by reason of the Exchange or Reinstatement Options offered by the Fund. Any sales charge not taken into account in determining the tax basis of shares sold or exchanged within 90 days after acquisition will be added to the shareholder's tax basis in the shares acquired pursuant to the Exchange or Reinstatement Options.

Shareholders are urged to consult their tax advisors concerning the effect of federal income taxes in their individual circumstances. In particular, persons who may be "substantial users" (or "related person" of substantial users) of facilities financed by industrial development bonds or private activity bonds should consult the tax advisors before purchasing shares of the Fund.

Unless a shareholder includes a certified taxpayer identification number (social security number for individuals) on the account application and certifies that the shareholder is not subject to backup withholding, the Fund is required to withhold and remit to the US Treasury a portion of distributions and other reportable payments to the shareholder. Shareholders should be aware that, under regulations promulgated by the Internal Revenue Service, the Fund may be fined $50 annually for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed, the Fund may charge a service fee of up to $50 that may be deducted from the shareholder's account and offset against any undistributed dividends and capital gain distributions. The Fund also reserves the right to close any account which does not have a certified taxpayer identification number.

North Carolina Taxes

In the opinion of Horack, Talley, Pharr & Lowndes, P.A., tax counsel to the North Carolina Fund, distributions from the North Carolina Fund to shareholders subject to North Carolina income taxes will not be taxable for North Carolina income tax purposes to the extent the distributions either (i) qualify as exempt-interest dividends of a regulated investment company under the Internal Revenue Code and are attributable to interest on obligations issued by the State of North Carolina and its political subdivisions or (ii) are dividends attributable to interest on direct obligations of the US Government and agencies and possessions of the United States, so long as in both cases the North Carolina Fund provides a supporting statement to the shareholders designating the portion of the dividends of the North Carolina Fund attributable to interest on obligations issued by the State of North Carolina and its political subdivisions or direct obligations of the US Government and agencies and possessions of the United States. In the absence of such a statement, the total amount of the dividends will be taxable for North Carolina income tax purposes. Distributions attributable to other sources, including exempt-interest dividends attributable to interest on obligations of states other than North Carolina and the political subdivisions of such other states as well as capital gains, will be taxable for North Carolina income tax purposes.

The North Carolina Fund will notify its shareholders within 60 days after the close of its taxable year as to the amount of dividends and distributions to the shareholders of the North Carolina Fund which are exempt from North Carolina income taxes and the dollar amount, if any, which is subject to North Carolina income taxes.

                                  Underwriters

Distribution of Securities

The Series and Seligman Advisors are parties to a Distributing Agreement, dated January 1, 1993, under which Seligman Advisors acts as the exclusive agent for distribution of shares of the Fund. Seligman Advisors accepts orders for the purchase of Fund shares, which are offered continuously. As general distributor of the Fund's shares of beneficial interest, Seligman Advisors allows reallowances to all dealers on sales of Class A shares and Class C shares, as set forth above under "Dealer Reallowances." Seligman Advisors retains the balance of sales charges and any CDSCs paid by investors.

Total initial sales charges paid by shareholders of Class A shares of the Fund for the fiscal years ended September 30, 2002, 2001 and 2000, and total initial sales charges paid by shareholders of Class C shares of the Fund for the fiscal years ended September 30, 2002, 2001 and 2000, are shown below. Also shown are the amounts of the Class A and Class C sales charges that were retained by Seligman Advisors for the same periods:

                  Total Sales Charges Paid by    Amount of Class A and Class C
                 Shareholders on Class A and       Sales Charges Retained by
   Fiscal Year          Class C Shares                 Seligman Advisors
   -----------          --------------                 -----------------
      2002                 $31,980                          $2,814
      2001                 $56,022                          $5,395
      2000                  20,505                           2,422

Compensation

Seligman Advisors, which is an affiliated person of Seligman, which is an affiliated person of the Fund, received the following commissions and other compensation from the Fund during the fiscal year ended September 30, 2002:

              Net Underwriting
                Discounts and          Compensation on Redemptions
                 Commissions             and Repurchases (CDSC on
         (Class A and Class C Sales        Class A, Class C and          Brokerage              Other
              Charges Retained)          Class D Shares Retained)       Commissions       Compensation (1)
              -----------------          ------------------------       -----------       ---------------
                    $2,814                        $3,478                   $-0-                $15,069

(3) This amount reflects service fees paid by the Fund to Seligman Advisors in respect of Class C and Class D shares under the Fund's Rule 12b-1 Plan. The arrangements pursuant to which such service fees are paid are detailed above under the discussion "Rule 12b-1 Plan."

Other Payments

Seligman Advisors shall pay authorized dealers or investment advisors, from its own resources, a fee on purchases of Class A shares of $1,000,000 or more (NAV sales), calculated as follows: 1.00% of NAV sales up to but not including $2 million; .80% of NAV sales from $2 million up to but not including $3 million; ..50% of NAV sales from $3 million up to but not including $5 million; and .25% of NAV sales from $5 million and above. The calculation of the fee will be based on assets held by a "single person," including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust. Purchases made by a trustee or other fiduciary for a fiduciary account may not be aggregated purchases made on behalf of any other fiduciary or individual account.

Seligman Advisors shall also pay authorized dealers or investment advisors, from its own resources, a fee on assets of certain investments in Class A shares of the Seligman mutual funds participating in an "eligible employee benefit plan" that are attributable to the particular authorized dealer or investment advisor. The shares eligible for the fee are those on which an initial sales charge was not paid because either the participating eligible employee benefit plan has at least (1) $500,000 invested in the Seligman mutual funds or (2) 50 eligible employees to whom such plan is made available. Class A shares representing only an initial purchase of Seligman Cash Management Fund are not eligible for the fee. Such shares will become eligible for the fee once they are exchanged for shares of another Seligman mutual fund. The payment is based on cumulative sales for each Plan during a single calendar year, or portion thereof. The payment schedule, for each calendar year, is as follows: 1.00% of sales up to but not including $2 million; .80% of sales from $2 million up to but not including $3 million; .50% of sales from $3 million up to but not including $5 million; and ..25% of sales from $5 million and above. The fees in the two preceding paragraphs are not duplicative, e.g., the fee is paid one time to authorized dealers or investment advisors for each purchase of Class A shares of $1,000,000 or more participating in an eligible employee benefit plan.

Seligman Advisors may from time to time assist dealers by, among other things, providing sales literature to, and holding informational programs for the benefit of, dealers' registered representatives. Dealers may limit the participation of registered representatives in such informational programs by means of sales incentive programs which may require the sale of minimum dollar amounts of shares of Seligman mutual funds. Seligman Advisors may from time to time pay a bonus or other incentive to dealers that sell shares of the Seligman mutual funds. In some instances, these bonuses or incentives may be offered only to certain dealers which employ registered representatives who have sold or may sell a significant amount of shares of the Fund and/or certain other mutual funds managed by Seligman during a specified period of time. Such bonus or other incentive will be made in the form of cash or, if permitted, may take the form of non-cash payments. The non-cash payments will include (i) business seminars at Seligman's headquarters or other locations, (ii) travel expenses, including meals, entertainment and lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or outside the United States, or (iii) the receipt of certain merchandise. The cash payments may include payment of various business expenses of the dealer. The cost to Seligman Advisors of such promotional activities and payments shall be consistent with the rules of the National Association of Securities Dealers, Inc., as then in effect.

                        Calculation of Performance Data

The Fund may quote performance data in various ways. All performance information supplied by the Fund in advertising is historical and past performance is not indicative of future investment results. The rate of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.

Performance Calculations

Performance quoted in advertising reflects any change in price per share, assumes the reinvestment of dividends and capital gain distributions and may or may not include the effect of a Class's initial maximum sales charge and/or contingent deferred sales charge (CDSC), as applicable. Such performance may be quoted as a percentage or as a dollar amount, may be calculated over any time period and may be presented in a table, graph or similar illustration. Excluding applicable sales charges from a performance calculation produces a higher performance figure than if such sales charges were included in the calculation.

Average annual total returns are calculated by determining the growth or decline in the value of a hypothetical investment in the Fund over a stated period, and then calculating the annual rate required for this hypothetical investment to grow to the amount that would have been received upon a redemption at the end of such period (i.e., the average annual compound rate of return). Cumulative total returns reflect the simple change in the value of a hypothetical investment in the Fund over a stated period.

Historical Investment Results

Class A

The annualized yield for the 30-day period ended September 30, 2002 for the Fund's Class A shares was 2.85%. The annualized yield was computed by dividing the Fund's net investment income per share earned during this 30-day period by the maximum offering price per share (i.e., the net asset value plus the maximum sales charge of 4.75% of the gross amount invested) on September 30, 2002, which was the last day of this period. The average number of Class A shares of the Fund was 3,111,135, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed by totaling the interest earned on all debt obligations during the 30-day period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield was then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income.

The tax equivalent annualized yield for the 30-day period ended September 30, 2002 for the Fund's Class A shares was 5.05%. The tax equivalent annualized yield was computed by first computing the annualized yield, as discussed above. Then the portion of the yield attributable to securities the income of which was exempt for federal and state income tax purposes was determined. This portion of the yield was then divided by one minus 43.67% (which assumes the maximum combined federal and state income tax rate for individual taxpayers that are subject to North Carolina's personal income taxes). Then the small portion of the yield attributable to securities the income of which was exempt for federal income tax purposes was determined. This portion of the yield was then divided by one minus 38.6% (38.6% being the assumed maximum federal income tax rate for individual taxpayers). These two calculations were then added to the portion of the Class A shares' yield, if any, that was attributable to securities the income of which was not tax-exempt.

The average annual total returns for the Fund's Class A shares for the one-, five- and ten-year periods ended September 30, 2002 was 3.11%, 4.60% and 5.67%, respectively.. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class A shares of the Fund, subtracting the maximum sales charge of 4.75% of the public offering price and assuming that all of the dividends and capital gain distributions by the Fund's Class A shares were reinvested over the relevant time periods. It was then assumed that at the end of the one-, five- and ten-year periods of the Fund, the entire amount was redeemed.

The cumulative total return for Class A shares of the Fund for the ten-year period ended September 30, 2002 was 73.51%. Thus, a $1,000 investment in Class A shares made on September 30, 1992 had a value of $1,735 on September 30, 2002.

Class C

The annualized yield for the 30-day period ended September 30, 2002 for the Fund's Class C shares was 2.23%. The annualized yield was computed as discussed above for Class A shares. The average number of Class C shares of the Fund was 360,146, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed as discussed above for Class A shares.

The tax equivalent annualized yield for the 30-day period September 30, 2002 for the Fund's Class C shares was 3.95%. The tax equivalent annualized yield was computed as discussed above for Class A shares.

The average annual total returns for the Fund's Class C shares for the one-year period ended September 30, 2001 and the period from May 27, 1999 (inception) to September 30, 2002 were 5.34% and 4.68%, respectively. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class C shares of the Fund, subtracting the maximum sales charge of 1.00% of the public offering price and assuming that all of the dividends and capital gain distributions by the Fund's Class C shares were reinvested over the relevant time periods. It was then assumed that at the end of the one-year period and the period since inception of the Fund, the entire amount was redeemed, subtracting the 1% CDSC, if applicable.

The cumulative total return for Class C shares of the Fund for the period from May 27, 1999 (inception) through September 30, 2002 was 16.54%. Thus, a $1,000 investment in Class C shares made on May 27, 1999 had a value of $1,165 on September 30, 2002.

Class D

The annualized yield for the 30-day period ended September 30, 2002 for the Fund's Class D shares was 2.25%. The annualized yield was computed as discussed above for Class A shares. The average number of Class D shares of the Fund was 114,897, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed as discussed above for Class A shares.

The tax equivalent annualized yield for the 30-day period ended September 30, 2002 for the Fund's Class D shares was 3.99%. The tax equivalent annualized yield was computed as discussed above for Class A shares.

The average annual total returns for the Fund's Class D shares for the one- and five-year periods ended September 30, 2002 and the period from February 1, 1994 (inception) through September 30, 2002 were 6.41%, 4.81% and 4.49%, respectively.. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class D shares of the Fund and that all of the dividends and capital gain distributions by the Fund's Class D shares were reinvested over the relevant time periods. It was then assumed that at the end of the one- and five-year periods and the period since inception of the Fund, the entire amount was redeemed, subtracting the 1% CDSC, if applicable.

The cumulative total return for Class D shares of the Fund for the period from February 1, 1994 (inception) through September 30, 2002 was 46.37%. Thus, a $1,000 investment in Class D shares made on February 1, 1994 had a value of $1,464 on September 30, 2002.

The cumulative total return for each Class of shares of the Fund shown above is calculated by assuming a hypothetical initial investment of $1,000 at the beginning of the periods specified; subtracting the maximum sales charge for Class A and Class C shares; determining total value of all dividends and distributions that would have been paid during the period on such shares assuming that each dividend or distribution was reinvested in additional shares at net asset value; calculating the total value of the investment at the end of the period; subtracting the CDSC on Class C and Class D shares, if applicable; and finally, by dividing the difference between the amount of the hypothetical initial investment at the beginning of the period and its total value at the end of the period by the amount of the hypothetical initial investment.

Other Information

From time to time, reference may be made in advertisements, sales literature or other promotional material (collectively, "Promotional Material") to performance information, including mutual fund rankings prepared by independent reporting services which monitor the performance of mutual funds, including but not limited to Lipper Analytical Services, Inc. and Morningstar, Inc. In calculating the total return of the Fund's Class A, Class C, and Class D shares, the Lipper analysis assumes investment of all dividends and distributions paid, but does not take into account applicable sales charges. Morningstar's rankings are calculated using a fund's average annual returns for a certain period and a risk factor that reflects a fund's performance relative to three-month Treasury Bill monthly returns. Morningstar's ratings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund for 3-, 5-, and 10-year periods and, on an overall basis, based on weighted-average of those periods. Ratings are not absolute and do not represent future performance results.

The Fund's Promotional Material may disclose (i) the top ten holdings included in the Fund's portfolio holdings, (ii) market sectors and statistical data describing portfolio composition, (iii) discussions of general economic or financial principals, (iv) discussions of general economic trends, (v) descriptions of investment strategies for the Fund (vi) descriptions or comparisons of various savings and investment products, which may not include the Fund and (vii) comparisons of investment products (including the Fund) with relevant market or industry indices or appropriate benchmarks. The Fund may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results. Such performance examples will be based on an express set of assumptions and are not indicative of the future performance of the Fund.

From time to time, the Fund's Promotional Material may portray the historical returns of various asset classes. Such presentations will typically compare the average annual rates of return of inflation, US Treasury bills, bonds, large-cap stocks, and small-cap stocks. There are important differences between each of these investments that should be considered in viewing any such comparison. The market value of stocks will fluctuate with market conditions, and small-stock prices generally will fluctuate more than large-stock prices. Stocks are generally more volatile than bonds. In return for this volatility, stocks have generally performed better than bonds or cash over time. Bond prices generally will fluctuate inversely with interest rates and other market conditions, and the prices of bonds with longer maturities generally will fluctuate more than those of shorter-maturity bonds. Interest rates for bonds may be fixed at the time of issuance, and payment of principal and interest may be guaranteed by the issuer and, in the case of US Treasury obligations, backed by the full faith and credit of the US Treasury.

The Fund's Promotional Material may make reference to the Fund's "Beta," "Standard Deviation," or "Alpha." Beta measures the volatility of the Fund, as compared to that of the overall market. Standard deviation measures how widely the Fund's performance has varied from its average performance, and is an indicator of the Fund's potential for volatility. Alpha measures the difference between the returns of the Fund and the returns of the market, adjusted for volatility.

The Fund may also refer in its Promotional Material to selections from editorials or articles about the Fund, including reprints of comments, listings and columns in the financial and other press, the sources of which include BARRON'S, BUSINESS WEEK, CDA/WIESENBERGER MUTUAL FUNDS INVESTMENT REPORT, CHRISTIAN SCIENCE MONITOR, FINANCIAL PLANNING, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE, INDIVIDUAL INVESTOR, INVESTMENT ADVISOR, INVESTORS BUSINESS DAILY, KIPLINGER'S, LOS ANGELES TIMES, MONEY MAGAZINE, MORNINGSTAR, INC., PENSION AND INVESTMENTS, SMART MONEY, THE NEW YORK TIMES, THE WALL STREET JOURNAL, USA TODAY, U.S. NEWS AND WORLD REPORT, WORTH MAGAZINE, WASHINGTON POST and YOUR MONEY.

                              Financial Statements

The Annual Report to Shareholders of the Series for the fiscal year ended September 30, 2002, contains a schedule of the investments of the Fund as of September 30, 2002, as well as certain other financial information. The financial statements and notes included in the Annual Report and the Independent Auditors' Report thereon, are incorporated herein by reference. The Annual Report will be furnished, without charge, to investors who request copies of this SAI.

                               General Information

The Trustees are authorized to classify or reclassify and issue any shares of beneficial interest of the Trust into any number of other classes without further action by shareholders. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class.

As a general matter, the Trust will not hold annual or other meetings of the shareholders. This is because the Declaration of Trust provides for shareholder voting only (a) for the election or removal of one or more Trustees if a meeting is called for that purpose, (b) with respect to any contract as to which shareholder approval is required by the 1940 Act, (c) with respect to any termination or reorganization of the Trust or any series, including the Fund, to the extent and as provided in the Declaration of Trust, (d) with respect to any amendment of the Declaration of Trust (other than amendments establishing and designating new series, abolishing series when there are no units thereof outstanding, changing the name of the Trust or the name of any series, supplying any omission, curing any ambiguity or curing, correcting or supplementing any provision thereof which is internally inconsistent with any other provision thereof or which is defective or inconsistent with the 1940 Act or with the requirements of the Code, or applicable regulations for the Fund's obtaining the most favorable treatment thereunder available to regulated investment companies), which amendments require approval by a majority of the Shares entitled to vote, (e) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding, or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders, and (f) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, the Declaration of Trust, the By-laws of the Trust, any registration of the Trust with the SEC or any state, or as the Trustees may consider necessary or desirable. Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of considering the election or reelection of such Trustee or of a successor to such Trustee, and until the election and qualification of his successor, if any, elected at such meeting, or until such Trustee sooner dies, resigns, retires or is removed by the shareholders or two-thirds of the Trustees.

The shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of the Trust's outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustee shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of requests. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statement so filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are substantially identical or that the matter does not significantly affect any interest of such series. However, the Rule exempts the selection of independent public accountants, the approval of principal distributing contracts and the election of trustees from the separate voting requirements of the Rule.

The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of a series' assets for any shareholder held personally liable for obligations of such series.

Custodian. State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, serves as custodian for the Fund. It also maintains, under the general supervision of Seligman, the accounting records and determines the net asset value for the Fund.

Independent Auditors. Deloitte & Touche LLP, independent auditors, have been selected as auditors of the Fund. Their address is Two World Financial Center, New York, NY 10281.

                                   APPENDIX A

MOODY'S INVESTORS SERVICE (MOODY'S)
MUNICIPAL BONDS

Aaa: Municipal bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Municipal bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Municipal bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Municipal bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be characteristically lacking or may be unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact may have speculative characteristics as well.

Ba: Municipal bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Municipal bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Municipal bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Municipal bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

C: Municipal bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers (1, 2 and 3) in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

MUNICIPAL NOTES

Moody's ratings for municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk. Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by established cash flows of funds for their servicing or by established and broad-based access to the market for refinancing. Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group. Loans bearing the designation MIG 3 are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Market access for refinancing in particular, is likely to be less well established. Notes bearing the designation MIG 4 are judged to be of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

COMMERCIAL PAPER

Moody's Commercial Paper Ratings are opinions of the ability of issuers to repay punctually promissory senior debt obligations not having an original maturity in excess of one year. Issuers rated "Prime-1" or "P-1" indicates the highest quality repayment capacity of the rated issue.

The designation "Prime-2" or "P-2" indicates that the issuer has a strong capacity for repayment of senior short-term promissory obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

The designation "Prime-3" or "P-3" indicates that the issuer has an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issues rated "Not Prime" do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATINGS SERVICES (S&P)
MUNICIPAL BONDS

AAA: Municipal bonds rated AAA are highest grade obligations. Capacity to pay interest and repay principal is extremely strong.

AA: Municipal bonds rated AA have a very high degree of safety and very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Municipal bonds rated A are regarded as upper medium grade. They have a strong degree of safety and capacity to pay interest and repay principal although they are somewhat more susceptible in the long-term to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Municipal bonds rated BBB are regarded as having a satisfactory degree of safety and capacity to pay interest and re-pay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and re-pay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC: Municipal bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and pre-pay principal in accordance with the terms of the bond. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

C: The rating C is reserved for income bonds on which no interest is being paid.

D: Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of bond as a matter of policy.

MUNICIPAL NOTES

SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest.

COMMERCIAL PAPER

S&P Commercial Paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days.

A-1: The A-1 designation indicates that the degree of safety regarding timely payment is very strong.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated "B" are regarded as having only a speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity of payment.

D: Debt rated "D" is in payment default.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of bond as a matter of policy.

The ratings assigned by S&P may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within its major rating categories.

                                   APPENDIX B

                      RISK FACTORS REGARDING INVESTMENTS IN
                       NORTH CAROLINA MUNICIPAL SECURITIES

The North Carolina economy showed modest growth during 2002 as it began to recover from the recession which has been longer and deeper in North Carolina than the nation as a whole, although not all areas of the economy participated in this modest recovery.

North Carolina has become one of the largest manufacturing states in the United States and the State's manufacturing base continued its decline with certain sectors such as textiles pulling down the overall manufacturing base. However, certain other manufacturing sectors such as capital goods and electrical machinery are doing reasonably well. Between the third quarter of 2001 and the third quarter of 2002, North Carolina lost more manufacturing jobs than any other southeaster state. However, on a more positive note, North Carolina did finally add manufacturing jobs for the quarter ended September 2002, with a slight 0.2% gain over the second quarter. Although North Carolina continues to lose textile jobs, it is losing them at a lesser rate than many other states and North Carolina and Georgia in the third quarter of 2002 combined for 49% of the US textile employment up from 45.9% for the previous year.

Although the unemployment rate in North Carolina nudged upward to 6.1% from 6% in November 2002, the overall jobless rate had previously dropped steadily since peaking at 6.9% in April 2002 and November marked the first increase since June. Continued overall job declines are expected in the manufacturing sector, particularly textiles, while job growth is expected in the services, wholesale/retail trade, finance, insurance and real estate sectors. The construction sector has remained reasonably strong although construction activity has slowed, particularly in the residential sector. Agriculture remains a significant contributor to the North Carolina economy with North Carolina being on of the top agricultural producing states, but job losses in the agricultural sector continue. Also, tourism has become increasingly important in the economy.

In response to these changes in the economy, particularly the loss of manufacturing and agricultural jobs, the North Carolina Economic Development Board has issued a 2002 economic development strategic plan containing four cornerstones for assisting a change in the North Carolina economy: first, that the State must retrain its manufacturing and agricultural sectors to become more competitive globally; second, that the State must invest in science and technology; third, that the State must insure a competitive environment for the recruitment and retention of business, capital investment and jobs creation through fair taxes and regulation, sound incentives, reasonable business costs and first rate state services; fourth, that the State should help its communities develop the infrastructure, cultural amenities and social capacity to insure a high quality of life to make them attractive to businesses.

Like most states, North Carolina continues to face a substantial budget shortfall. The North Carolina legislature finally was able only in October to create a $14.3 billion budget for the fiscal year that began July 1, 2002. During the battle over the State budget in the North Carolina legislature in 2002, Governor Mike Easley utilized hundreds of million from the State savings accounts and seized millions of dollars from the State's highway trust funds and from reimbursements traditionally earmarked for counties and municipalities in order to pay State salaries and bills. This action has put substantial financial pressures on such counties and municipalities. The projected budget shortfall for this year is in excess of $1.5 billion and most easy cuts in expenditures were made in putting together the 2002 budget. Governor Easley is currently asking State agencies to report to him on the impact a 7% - 11% cut in State spending would have on them. This ongoing shortfall will make putting together the 2003 and future budgets even more difficult. The primary cause of these shortfalls has been the failure of revenues to reach forecasted levels because of the recession and the State's economy's sluggish recovery from the recession. Since growth is projected to remain modest in the near future, tax revenues are not likely to increase significantly without tax hikes. Therefore it is clear that the State will continue to face serious struggles with this budget shortfall.

Because of these substantial budget shortfalls and the State's struggles in dealing with the problems, both Standard & Poor's and Moody's reviewed their ratings of the State's general obligationsin 2002, and while S&P left the rating of North Carolina general obligations at AAA, Moody's downgraded the rating of the State's general obligations to Aa1. The State will face an ongoing problem in 2003 dealing with these significant budget issues and the State's responses to these current and any future budget problems could further impact these ratings.

While the general obligations of the State are rated "AAA" by S&P and Aa1 by Moody's, there can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic, political or other conditions, including the State's response to its budget problems. Moreover, such ratings apply only to obligations of the State and not to those of its political subdivisions, and the economic information provided above may not be relevant to obligations issued by such political subdivisions.

                                   APPENDIX C

                 HISTORY OF J. & W. SELIGMAN & CO. INCORPORATED

Seligman's beginnings date back to 1837, when Joseph Seligman, the oldest of eight brothers, arrived in the United States from Germany. He earned his living as a pack peddler in Pennsylvania, and began sending for his brothers. The Seligmans became successful merchants, establishing businesses in the South and East.

Backed by nearly thirty years of business success - culminating in the sale of government securities to help finance the Civil War - Joseph Seligman, with his brothers, established the international banking and investment firm of J. & W. Seligman & Co. In the years that followed, the Seligman Complex played a major role in the geographical expansion and industrial development of the United States.

The Seligman Complex:

....Prior to 1900

o     Helps finance America's fledgling railroads through underwritings.

o Is admitted to the New York Stock Exchange in 1869. Seligman remained a member of the NYSE until 1993, when the evolution of its business made it unnecessary.

o Becomes a prominent underwriter of corporate securities, including New York Mutual Gas Light Company, later part of Consolidated Edison.

o Provides financial assistance to Mary Todd Lincoln and urges the Senate to award her a pension.

o     Is appointed U.S. Navy fiscal agent by President Grant.

o Becomes a leader in raising capital for America's industrial and urban development.

....1900-1910

o     Helps Congress finance the building of the Panama Canal.

....1910s

o Participates in raising billions for Great Britain, France and Italy, helping to finance World War I.

....1920s

o Participates in hundreds of successful underwritings including those for some of the Country's largest companies: Briggs Manufacturing, Dodge Brothers, General Motors, Minneapolis-Honeywell Regulatory Company, Maytag Company, United Artists Theater Circuit and Victor Talking Machine Company.

o Forms Tri-Continental Corporation in 1929, today the nation's largest, diversified closed-end equity investment company, and one of its oldest.

....1930s

o Assumes management of Broad Street Investing Co. Inc., its first mutual fund, today known as Seligman Common Stock Fund, Inc.

o     Establishes Investment Advisory Service.

....1940s

o     Helps shape the Investment Company Act of 1940.

o Leads in the purchase and subsequent sale to the public of Newport News Shipbuilding and Dry Dock Company, a prototype transaction for the investment banking industry.

o Assumes management of National Investors Corporation, today Seligman Growth Fund, Inc.

o     Establishes Whitehall Fund, Inc., today Seligman Income and Growth Fund,
      Inc.

....1950-1989

o Develops new open-end investment companies. Today, manages more than 60 mutual fund portfolios.

o Helps pioneer state-specific, municipal bond funds, today managing a national and 18 state-specific municipal funds.

o Establishes J. & W. Seligman Trust Company and J. & W. Seligman Valuations Corporation.

o Establishes Seligman Portfolios, Inc., an investment vehicle with fifteen portfolios offered through variable annuity and variable life insurance products.

....1990s

o Introduces Seligman Select Municipal Fund, Inc. and Seligman Quality Municipal Fund, Inc., two closed-end funds that invest in high quality municipal bonds.

o Introduces to the public Seligman Frontier Fund, Inc., a small capitalization mutual fund.

o Launches Seligman Global Fund Series, Inc., which today offers five separate funds: Seligman Emerging Markets Fund, Seligman Global Growth Fund, Seligman Global Smaller Companies Fund, Seligman Global Technology Fund and Seligman International Growth Fund.

o Launches Seligman Value Fund Series, which currently offers two separate funds: Seligman Large-Cap Value Fund and Seligman Small-Cap Value Fund.

o Launches innovative Seligman New Technologies Fund, Inc., a closed-end "interval" fund seeking long-term capital appreciation by investing in technology companies, including venture capital investing.

....2000

o Introduces Seligman Time Horizon/Harvester Series, Inc., an asset allocation type mutual fund containing four mutual funds: Seligman Time Horizon 30 Fund, Seligman Time Horizon 20 Fund, Seligman Time Horizon 10 Fund and Seligman Harvester Fund.

o Launches Seligman New Technologies Fund II, Inc., a closed-end "interval" fund seeking long-term capital appreciation by investing in technology companies, including up to 50% in venture capital investing.

....2001

o Launches Seligman Tax-Aware Fund, Inc., an innovative mutual fund seeking to maximize after-tax returns.

o Launches Seligman Investment Grade Fixed Income Fund, Inc., a mutual fund seeking a high level of current income.